    As filed with the Securities and Exchange Commission on June 15, 1998


                                                  File Nos. 333-11283; 811-07797

--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A

                 REGISTRATION STATEMENT UNDER THE SECURITIES
                                 ACT OF 1933
                       Pre-Effective Amendment No. [ ]
                      Post-Effective Amendment No. 11 [x]
                                    and/or
              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940
                               Amendment No. 12
                       (Check appropriate box or boxes)


                           STYLE SELECT SERIES, INC.
              (Exact Name of Registrant as Specified in Charter)

                    733 Third Avenue, The SunAmerica Center
                              New York, NY 10017
               (Address of Principal Executive Office)(Zip Code)

      Registrant's telephone number, including area code: (800) 858-8850

                             Robert M. Zakem, Esq.
                   Senior Vice President and General Counsel
                       SunAmerica Asset Management Corp.
                             The SunAmerica Center
                               733 Third Avenue
                            New York, NY 10017-3204
                    (Name and Address of Agent for Service)

                                  Copies to:
                            Margery K. Neale, Esq.
                   Shereff, Friedman, Hoffman & Goodman LLP
                               919 Third Avenue
                              New York, NY 10022


It is proposed that this filing will become effective (check appropriate box)

  X  immediately upon filing pursuant to paragraph (b)
 ---
     on (date) pursuant to paragraph (b)
 ---
     60 days after filing pursuant to paragraph (a)
 ---
     on (date) pursuant to paragraph (a) of Rule 485
 ---


--------------------------------------------------------------------------------

                           STYLE SELECT SERIES, INC.

                             CROSS REFERENCE SHEET

                            Pursuant to Rule 481(b)

                       Under the Securities Act of 1933

Part A

Item No.          Registration Statement Caption           Caption in Prospectus
         1.       Cover Page                               Cover Page

         2.       Synopsis - Fee Table                                          *

         3.       Financial Highlights                                          *

         4.       General description of Registrant        Style Select Investing; Investment
                                                           Objectives and Policies;
                                                           General Information

         5.       Management of the Fund                   Management of the Fund

         6.       Capital Stock and Other Securities       Dividends, Distributions and Taxes

         7.       Purchase of Securities Being             Purchase of Shares
                  Offered

         8.       Redemption or Repurchase                 Redemption of Shares

         9.       Pending Legal Proceedings                            *

Part B
Item No.          Registration Statement Caption           Caption in Statement
         10.      Cover Page                               Cover Page

         11.      Table of Contents                        Table of Contents

         12.      General Information and History          The Fund

         13.      Investment Objectives and Policies       Investment Objectives and Policies;
                                                           Investment Restrictions

         14.      Management of the Fund                   Directors and Officers

         15.      Contact Persons and Principal            The Fund
                  Holders of Securities

         16.      Investment Advisory and Other            Advisers, Distributor
                  Services                                 and Administrator; Additional Information

         17.      Brokerage Allocation and Other           Portfolio Transactions,
                  Practices                                Brokerage and Turnover

         18.      Capital Stock and Other Securities                   *

         19.      Purchase, Redemption and Pricing         Additional Information
                  of Securities Being Offered              Regarding Purchase of Shares; Additional
                                                           Information Regarding Redemption of Shares

         20.      Tax Status                               Determination of Net Asset Value
                                                           Dividends, Distributions and Taxes

         21.      Underwriters                                                  *

         22.      Calculation of Performance Data                               *

         23.      Financial Statements                     Financial Statements

*Omitted from the Prospectus or Statement of Additional Information because the item is not applicable.

Part C

         The information required to be included in Part C is set forth under the Appropriate item, so numbered in Part C of this Registration Statement.

                              STYLE SELECT SERIES
                          Aggressive Growth Portfolio
                           Large-Cap Value Portfolio
                                Value Portfolio
                           Small-Cap Value Portfolio
                         International Equity Portfolio
                                (Class Z Shares)


    Aggressive Growth Portfolio, Large-Cap Value Portfolio, Value Portfolio, Small-Cap Value Portfolio and International Equity Portfolio (each, a 'Portfolio' and collectively, the 'Portfolios') are five of nine separate series of Style Select Series, Inc., which is an open-end management investment company organized as a Maryland Corporation (the 'Fund'). The Fund is managed by SunAmerica Asset Management Corp. The assets of each Portfolio are normally allocated among at least three investment advisers. More general information about the Portfolios can be found in the attached Prospectus dated June 15, 1998 (the 'Retail Class Prospectus'), which is incorporated by reference into this Prospectus.


    Aggressive Growth Portfolio seeks long-term growth of capital by investing generally in equity securities of small and medium-sized companies. The Advisers for Aggressive Growth Portfolio are Janus Capital Corporation, SunAmerica Asset Management Corp., and Warburg Pincus Asset Management, Inc. ('Warburg').

    Large-Cap Value Portfolio seeks long-term growth of capital by investing in equity securities of large-sized companies using a 'value' style of investing. The Advisers for Large-Cap Value Portfolio are David L. Babson & Co., Inc., Davis Selected Advisers, L.P. ('Davis') and Wellington Management Company, LLP.

    Value Portfolio seeks long-term growth of capital by investing in equity securities (without regard to the size of the issuer), using a 'value' style of investing. The Advisers for Value Portfolio are Davis, Neuberger&Berman, LLC and Strong Capital Management, Inc.

    Small-Cap Value Portfolio seeks long-term growth of capital by investing in equity securities of small-sized companies using a 'value' style of investing. The Advisers for Small-Cap Value Portfolio are Berger Associates, Inc., Lazard Asset Management and The Glenmede Trust Company.

    International Equity Portfolio seeks long-term growth of capital by investing in equity securities of issuers in countries other than the United States. The Advisers for International Equity Portfolio are Rowe Price-Fleming International, Inc., Bankers Trust Company and Warburg.

    Class Z shares are offered exclusively for sale to participants in the SunAmerica Profit Sharing and Retirement Plan, an employee benefit plan sponsored by Fidelity Investments (the '401(k) Plan' or the 'Plan'). CLASS Z SHARES ARE ONLY AVAILABLE IN THE FOLLOWING STATES: AK, AL, AZ, CA, CO, CT, DC, FL, GA, IA, ID, IL, IN, KS, KY, LA, MA, MD, MI, MN, MO, MS, NC, NH, NJ, NM, NY, OH, OK, OR, PA, SC, SD, TN, TX, UT, VA, WA AND WI. Only Class Z shares are offered through this Prospectus. The Portfolios also offer Class A, Class B and Class C shares through the Retail Class Prospectus. Further information regarding Class A, Class B and Class C shares can be obtained by calling (800) 858-8850.

    Shares of the Portfolios are not deposits or obligations of, or guaranteed or endorsed by, any bank through which such shares may be sold, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


    This Prospectus explains concisely what you should know before investing in Class Z shares of the Portfolios. Please read it carefully before investing and retain it for future reference. You can find more detailed information about the Portfolios in the Statement of Additional Information dated June 15, 1998 which is incorporated by reference into this Prospectus, and further information about the performance of the Portfolios in the Fund's Annual Report to Shareholders, which may be obtained without charge by contacting the Fund at The SunAmerica Center, 733 Third Avenue, New York, NY 10017 or by calling (800) 858-8850.


--------------------------------------------------------------------------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE
      COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
               ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------


                         Prospectus dated June 15, 1998

                            SUMMARY OF FUND EXPENSES


                                                        AGGRESSIVE    LARGE-CAP                 SMALL-CAP    INTERNATIONAL
                                                          GROWTH        VALUE        VALUE        VALUE         EQUITY
                                                        PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO      PORTFOLIO
                                                         CLASS Z       CLASS Z      CLASS Z      CLASS Z        CLASS Z
                                                        ----------    ---------    ---------    ---------    -------------
Shareholder Transaction Expenses
  Maximum Initial Sales Load.........................       None         None         None         None           None
  Maximum Sales Load on Reinvested Dividends.........       None         None         None         None           None
  Maximum Deferred Sales Load........................       None         None         None         None           None
  Redemption Fees....................................       None         None         None         None           None
  Exchange Fees......................................       None         None         None         None           None
Annual Fund Operating Expenses (as a percentage of
  net assets)(1)
  Management Fees....................................      1.00%        1.00%        1.00%        1.00%          1.10%
  12b-1 Fees.........................................       None         None         None         None           None
  Other Expenses (net of fee waivers/expense
    reimbursements)(2)...............................      0.21%        0.21%        0.21%        0.21%          0.36%
Total Operating Expenses (net of fee waivers/ expense
  reimbursements)(2).................................      1.21%        1.21%        1.21%        1.21%          1.46%
  Actual expenses may be greater or less than those shown.


------------------
(1) Estimated based on expenses expected to have been incurred if Class Z shares had been in existence throughout the fiscal year ended October 31, 1997.

(2) Absent fee waivers/expense reimbursements, estimated annual Other Expenses and Total Operating Expenses would be: Aggressive Growth Portfolio 0.39% and 1.39%, Large-Cap Value Portfolio 0.56% and 1.56%, Value Portfolio 0.37% and 1.37%, Small-Cap Value Portfolio 0.58% and 1.58%, and International Equity Portfolio 0.73% and 1.83%.

EXAMPLE:

  You would pay the following expenses on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. The 5% return and the expenses used in this example should not be considered indicative of actual or expected performance or expenses both of which will vary:

                                                                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                                ------    -------    -------    --------
Aggressive Growth Portfolio
  (Class Z shares)...........................................................    $ 70      $  96      $ 124       $204
Large-Cap Value Portfolio
  (Class Z shares)...........................................................    $ 70      $  96      $ 124       $204
Value Portfolio
  (Class Z shares)...........................................................    $ 70      $  96      $ 124       $204
Small-Cap Value Portfolio
  (Class Z shares)...........................................................    $ 70      $  96      $ 124       $204
International Equity Portfolio
  (Class Z shares)...........................................................    $ 72      $ 104      $ 137       $232

  The foregoing examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

THE FOLLOWING INFORMATION SUPPLEMENTS 'MANAGEMENT OF THE FUND--THE DISTRIBUTOR' IN THE RETAIL CLASS PROSPECTUS.

    SunAmerica Capital Services, Inc. serves as the Distributor of Class Z shares and incurs the expenses of distributing the Portfolios' Class Z shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid for by the Portfolios. There is no distribution plan in effect for the Class Z shares.

THE FOLLOWING INFORMATION SUPPLEMENTS 'MANAGEMENT OF THE FUND--ADMINISTRATOR' IN THE RETAIL CLASS PROSPECTUS.

    SunAmerica Fund Services, Inc. serves as the Administrator for Class Z shares and may receive reimbursement from the Fund of its costs through a fee, none of which is reimbursed by or paid for by the Class Z shares of the Portfolios. The Class Z shares, however, pays all direct transfer agency fees and out-of-pocket expenses.

THE FOLLOWING INFORMATION SUPPLEMENTS 'DIVIDENDS, DISTRIBUTIONS AND TAXES-- TAXES' IN THE RETAIL CLASS PROSPECTUS.

    As a qualified plan, the 401(k) Plan generally pays no federal income tax. Individual participants in the 401(k) Plan should consult Plan documents and their own tax advisers for information on the tax consequences associated with participating in the 401(k) Plan.

    The per share dividends on Class Z shares will generally be higher than the per share dividends on Class A, Class B or Class C shares as a result of the fact that Class Z shares are not subject to any distribution or service fee.

THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION UNDER 'PURCHASE OF SHARES' AND 'REDEMPTION OF SHARES' IN THE RETAIL CLASS PROSPECTUS.

    Class Z shares of the Portfolios are offered exclusively for sale to participants in the 401(k) Plan. Such shares may be purchased or redeemed only by the 401(k) Plan on behalf of individual Plan participants at net asset value without any sales or redemption charge. Class Z shares are not subject to any minimum investment requirements. The Plan purchases and redeems shares to implement the investment choices of individual Plan participants with respect to their contributions in the Plan. All purchases of Portfolio shares through the Plan will be of Class Z shares.

    The net asset value per share at which shares of the Portfolios are purchased or redeemed by the Plan for the accounts of individual Plan participants might be more or less than the net asset value per share prevailing at the time that such participants made their investment choices or made their contributions to the Plan.

THE FOLLOWING INFORMATION SUPPLEMENTS 'EXCHANGE PRIVILEGE' IN THE RETAIL CLASS PROSPECTUS.

    Class Z shareholders of one Portfolio may exchange their shares for Class Z shares of Aggressive Growth Portfolio, Large-Cap Value Portfolio, Value Portfolio, Small-Cap Value Portfolio or International Equity Portfolio on the basis of relative net asset value per share. Class Z shareholders may also exchange their shares for shares of any other fund offered through the 401(k) Plan. See 'Purchase of Shares' above.

THE FOLLOWING INFORMATION SUPPLEMENTS 'DETERMINATION OF NET ASSET VALUE' IN THE RETAIL CLASS PROSPECTUS.

    Because Class Z shares are not subject to any distribution or service fees, the net asset value per share of the Class Z shares will generally be higher than the net asset value per share of each of Class A, Class B and Class C shares, except following the payment of dividends and distributions.

THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION UNDER 'GENERAL INFORMATION--SHAREHOLDER INQUIRIES' IN THE RETAIL CLASS PROSPECTUS.

    Inquiries regarding the purchase, redemption or exchange of Class Z shares or the making or changing of investment choices in the 401(k) Plan should be directed to the Fidelity Participant Center at (800) 835-5098.

                          PROSPECTUS o JUNE  15,  1998
     ----------------------------------------------------------------------
                        Style Select Series(Registered)

                             The SunAmerica Center
                   733 Third Avenue, New York, NY 10017-3204
                 General Marketing and Shareholder Information
                                 (800) 858-8850
--------------------------------------------------------------------------------


Style Select Series, Inc. (the 'Fund') is an open-end management investment company. The Fund currently offers nine separate investment portfolios (each, a 'Portfolio'). This Prospectus relates to eight of the nine Portfolios. The Fund is managed by SunAmerica Asset Management Corp. ('SunAmerica'). The assets of each Portfolio are normally allocated among at least three investment advisers (each, an 'Adviser'), each of which is independently responsible for advising its respective portion of the Portfolio's assets. The Advisers may include SunAmerica, and otherwise will consist of professional investment advisers selected by SunAmerica subject to the review and approval of the Fund's Board of Directors. In choosing Advisers, SunAmerica will seek to obtain, within each Portfolio's overall objective, a distinct investment style.


An investor may invest in one or more of the following Portfolios:

THE GROWTH PORTFOLIOS

LARGE-CAP GROWTH PORTFOLIO seeks long-term growth of capital by investing generally in equity securities of large-sized companies. The Advisers for Large-Cap Growth Portfolio are JANUS CAPITAL CORPORATION ('Janus'), L. ROY PAPP & ASSOCIATES ('Papp') and MONTAG & CALDWELL, INC. ('Montag & Caldwell').


MID-CAP GROWTH PORTFOLIO seeks long-term growth of capital by investing generally in equity securities of medium-sized companies. The Advisers for Mid-Cap Growth Portfolio are MILLER ANDERSON & SHERRERD, LLP ('MAS'), T. ROWE PRICE ASSOCIATES, INC. ('T. Rowe Price') and WELLINGTON MANAGEMENT COMPANY, LLP ('Wellington Management').


AGGRESSIVE GROWTH PORTFOLIO seeks long-term growth of capital by investing generally in equity securities of small and medium-sized companies. The Advisers for Aggressive Growth Portfolio are JANUS, SUNAMERICA and WARBURG PINCUS ASSET MANAGEMENT, INC. ('Warburg').

THE BLEND PORTFOLIO

LARGE-CAP BLEND PORTFOLIO seeks long-term growth of capital and a reasonable level of current income by investing generally in equity securities of large-sized companies. The Advisers for Large-Cap Blend Portfolio are LAZARD ASSET MANAGEMENT ('Lazard'), MORGAN STANLEY ASSET MANAGEMENT INC. ('MSAM') and
T. ROWE PRICE.

                                                  (Cover continued on next page)


Each Portfolio offered in this Prospectus currently offers Class A, Class B and Class C shares. The offering price is the next-determined net asset value per share, plus for each class a sales charge which, at the investor's option, may be (i) imposed at the time of purchase (Class A shares) or (ii) deferred (purchases of Class B and Class C shares, and purchases of Class A shares in excess of $1 million). Class B shares may be subject to a declining contingent deferred sales charge ('CDSC') imposed on redemptions made within six years of purchase. Class B shares of each Portfolio will convert automatically to Class A shares on the first business day of the month following the seventh anniversary of purchase. Class C shares may be subject to a CDSC imposed on redemptions made within one year of purchase. Each class makes distribution and account maintenance and service fee payments under a distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the '1940 Act'). See 'Purchase of Shares.'


As a result of the market risk inherent in any investment, there is no assurance that the investment objective of any of the Portfolios will be achieved.

Shares of the Portfolios are not obligations of or guaranteed by the United States Government, are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency.


This Prospectus explains concisely what you should know before investing in any of the Portfolios. Please read it carefully before investing and retain it for future reference. You can find more detailed information about the Fund in the Statement of Additional Information dated June 15, 1998, which is incorporated by reference into this Prospectus and further information about the performance of the Portfolios in the Fund's Annual Report to Shareholders. The Statement of Additional Information and Annual Report may be obtained without charge by contacting the Fund at the address or telephone number listed above.


    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
          AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE
            COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

2

STYLE SELECT SERIES(Registered)

(Continued from previous page)

THE VALUE PORTFOLIOS


LARGE-CAP VALUE PORTFOLIO seeks long-term growth of capital by investing in equity securities of large-sized companies using a 'value' style of investing. The Advisers for Large-Cap Value Portfolio are DAVID L. BABSON & CO., INC. ('Babson'), DAVIS SELECTED ADVISERS, L.P. ('Davis') and WELLINGTON MANAGEMENT.


VALUE PORTFOLIO seeks long-term growth of capital by investing in equity securities (without regard to the size of the issuer), using a 'value' style of investing. The Advisers for Value Portfolio are DAVIS,
NEUBERGER&BERMAN, LLC ('Neuberger&Berman') and STRONG CAPITAL MANAGEMENT, INC. ('Strong'). Strong has subcontracted with Schafer Capital Management, Inc. ('Schafer,' and together with Strong, 'Strong/Schafer') to act as Adviser to its portion of the Value Portfolio.

SMALL-CAP VALUE PORTFOLIO seeks long-term growth of capital by investing in equity securities of small-sized companies using a 'value' style of investing. The Advisers for Small-Cap Value Portfolio are BERGER ASSOCIATES, INC. ('Berger'), LAZARD and THE GLENMEDE TRUST COMPANY ('Glenmede'). Berger has subcontracted with Perkins, Wolf, McDonnell & Company ('PWM,' and together with Berger, 'Berger/PWM') to act as Adviser to its portion of the Small-Cap Value Portfolio.

THE INTERNATIONAL PORTFOLIO


INTERNATIONAL EQUITY PORTFOLIO seeks long-term growth of capital by investing in equity securities of issuers in countries other than the United States. The Advisers for International Equity Portfolio are BANKERS TRUST COMPANY ('BT'), ROWE PRICE-FLEMING INTERNATIONAL, INC. ('Rowe-Fleming') and WARBURG.



Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's ('SEC') Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the SEC at (800) SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.


CONTENTS
---------------------------------------------


 1   Prospectus

 3   Summary of Expenses

 6   Financial Highlights

 8   Style-Based Investing

 8   Investment Objectives and Policies

 9   The Growth Portfolios

10   The Blend Portfolio

11   The Value Portfolios

12   The International Portfolio

13   Advisers' Historical Performance Data

38   Investment Techniques and Risk Factors

45   Management of the Fund

54   Purchase of Shares

57   Redemption of Shares

58   Exchange Privilege

59   Portfolio Transactions, Brokerage and Turnover

60   Determination of Net Asset Value

60   Performance Data

60   Dividends, Distributions and Taxes

62   General Information

                                                STYLE SELECT SERIES(Registered)

Summary of Expenses
--------------------------------------------------------------------------------

A general comparison of the sales arrangements and other expenses applicable to Class A, Class B and Class C shares follows:

                                                               LARGE-CAP                MID-CAP               AGGRESSIVE
                                                           GROWTH PORTFOLIO        GROWTH PORTFOLIO        GROWTH PORTFOLIO
                                                         ---------------------------------------------------------------------
                                                         Class   Class   Class   Class   Class   Class   Class   Class   Class
                                                           A       B       C       A       B       C       A       B       C
------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Initial Sales Load(1)                            5.75%    None    None   5.75%    None    None   5.75%    None    None
Maximum Sales Load on Reinvested Dividends                None    None    None    None    None    None    None    None    None
Maximum Deferred Sales Load(2)                            None   4.00%   1.00%    None   4.00%   1.00%    None   4.00%   1.00%
Redemption Fees(3)                                        None    None    None    None    None    None    None    None    None
Exchange Fees                                             None    None    None    None    None    None    None    None    None
------------------------------------------------------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES (AS A PERCENTAGE OF
AVERAGE NET ASSETS)
Management Fees                                          1.00%   1.00%   1.00%   1.00%   1.00%   1.00%   1.00%   1.00%   1.00%
12b-1 Fees(4)                                            0.35%   1.00%   1.00%   0.35%   1.00%   1.00%   0.35%   1.00%   1.00%
Other Expenses (net of fee waivers/ expense
reimbursements)(5)                                       0.43%   0.43%   0.43%   0.43%   0.43%   0.43%   0.43%   0.43%   0.43%
TOTAL OPERATING EXPENSES (NET OF FEE WAIVERS/ EXPENSE
REIMBURSEMENTS)(5)                                       1.78%   2.43%   2.43%   1.78%   2.43%   2.43%   1.78%   2.43%   2.43%
                                                         -----   -----   -----   -----   -----   -----   -----   -----   -----
                                                         -----   -----   -----   -----   -----   -----   -----   -----   -----
------------------------------------------------------------------------------------------------------------------------------
                                                                LARGE-CAP
                                                             BLEND PORTFOLIO
                                                          ---------------------
                                                          Class   Class   Class
                                                            A       B       C
-------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Initial Sales Load(1)                             5.75%    None    None
Maximum Sales Load on Reinvested Dividends                 None    None    None
Maximum Deferred Sales Load(2)                             None   4.00%   1.00%
Redemption Fees(3)                                         None    None    None
Exchange Fees                                              None    None    None
-------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES (AS A PERCENTAGE OF
AVERAGE NET ASSETS)
Management Fees                                           1.00%   1.00%   1.00%
12b-1 Fees(4)                                             0.35%   1.00%   1.00%
Other Expenses (net of fee waivers/ expense
reimbursements)(5)                                        0.43%   0.43%   0.43%
TOTAL OPERATING EXPENSES (NET OF FEE WAIVERS/ EXPENSE
REIMBURSEMENTS)(5)                                        1.78%   2.43%   2.43%
                                                          -----   -----   -----
                                                          -----   -----   -----
-------------------------------------------------------------------------------


(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1,000,000 or more. See 'Purchase of Shares.'
(2) Purchases of Class A shares in excess of $1,000,000 will be subject to a CDSC on redemptions made within one year of purchase. The CDSC on Class B shares applies only if a redemption occurs within six years from their purchase date. The CDSC on Class C shares applies only on redemptions made within one year of purchase.
(3) A $15.00 fee may be imposed for wire redemptions.
(4) 0.25% of the 12b-1 fee comprises an Account Maintenance and Service Fee. A portion of the Account Maintenance and Service Fee is paid for continuous personal service to investors in the Portfolios, such as responding to shareholder inquiries, quoting net asset values, providing current marketing material and attending to other shareholder matters. Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers, Inc.
(5) SunAmerica has voluntarily agreed to waive fees or reimburse expenses, if necessary, to keep operating expenses at or below an annual rate set forth above under Total Operating Expenses. The information provided in the table represents estimated amounts for the current fiscal year net of current fee waivers/expense reimbursements. For the fiscal year ended October 31, 1997, the Other Expenses and Total Operating Expenses (on a gross basis) were:
    Mid-Cap Growth Portfolio, Class A, 0.84% and 2.19%; Mid-Cap Growth
    Portfolio, Class B, 0.89% and 2.89%; Mid-Cap Growth Portfolio, Class C,
    1.41% and 3.41%; Aggressive Growth Portfolio, Class A, 0.75% and 2.10%;
    Aggressive Growth Portfolio, Class B, 0.79% and 2.79%; Aggressive Growth
    Portfolio, Class C, 1.18% and 3.18%. For the period October 15, 1997
    (commencement of operations) through October 31, 1997, the Other Expenses and Total Operating Expenses (on a gross basis) were: Large-Cap Growth
    Portfolio, Class A, 1.02% and 2.37%; Large-Cap Growth Portfolio, Class B,
    1.96% and 3.96%; Large-Cap Growth Portfolio, Class C, 3.72% and 5.72%;
    Large-Cap Blend Portfolio, Class A, 1.01% and 2.36%; Large-Cap Blend
    Portfolio, Class B, 1.69% and 3.69%; Large-Cap Blend Portfolio, Class C,
    3.55% and 5.55%.

4

STYLE SELECT SERIES(Registered)

Summary of Expenses--(Continued)
--------------------------------------------------------------------------------

                                                               LARGE-CAP                                       SMALL-CAP
                                                            VALUE PORTFOLIO         VALUE PORTFOLIO         VALUE PORTFOLIO
                                                         ---------------------------------------------------------------------
                                                         Class   Class   Class   Class   Class   Class   Class   Class   Class
                                                           A       B       C       A       B       C       A       B       C
------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Initial Sales Load(1)                            5.75%    None    None   5.75%    None    None   5.75%    None    None
Maximum Sales Load on Reinvested Dividends                None    None    None    None    None    None    None    None    None
Maximum Deferred Sales Load(2)                            None   4.00%   1.00%    None   4.00%   1.00%    None   4.00%   1.00%
Redemption Fees(3)                                        None    None    None    None    None    None    None    None    None
Exchange Fees                                             None    None    None    None    None    None    None    None    None
------------------------------------------------------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES (AS A PERCENTAGE OF
AVERAGE NET ASSETS)
Management Fees                                          1.00%   1.00%   1.00%   1.00%   1.00%   1.00%   1.00%   1.00%   1.00%
12b-1 Fees(4)                                            0.35%   1.00%   1.00%   0.35%   1.00%   1.00%   0.35%   1.00%   1.00%
Other Expenses (net of fee waivers/ expense
reimbursements)(5)                                       0.43%   0.43%   0.43%   0.43%   0.43%   0.43%   0.43%   0.43%   0.43%
TOTAL OPERATING EXPENSES (NET OF FEE WAIVERS/ EXPENSE
REIMBURSEMENTS)(5)                                       1.78%   2.43%   2.43%   1.78%   2.43%   2.43%   1.78%   2.43%   2.43%
                                                         -----   -----   -----   -----   -----   -----   -----   -----   -----
                                                         -----   -----   -----   -----   -----   -----   -----   -----   -----
------------------------------------------------------------------------------------------------------------------------------
                                                              INTERNATIONAL
                                                            EQUITY PORTFOLIO
                                                          ---------------------
                                                          Class   Class   Class
                                                            A       B       C
-------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Initial Sales Load(1)                             5.75%    None    None
Maximum Sales Load on Reinvested Dividends                 None    None    None
Maximum Deferred Sales Load(2)                             None   4.00%   1.00%
Redemption Fees(3)                                         None    None    None
Exchange Fees                                              None    None    None
-------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES (AS A PERCENTAGE OF
AVERAGE NET ASSETS)
Management Fees                                           1.10%   1.10%   1.10%
12b-1 Fees(4)                                             0.35%   1.00%   1.00%
Other Expenses (net of fee waivers/ expense
reimbursements)(5)                                        0.58%   0.58%   0.58%
TOTAL OPERATING EXPENSES (NET OF FEE WAIVERS/ EXPENSE
REIMBURSEMENTS)(5)                                        2.03%   2.68%   2.68%
                                                          -----   -----   -----
                                                          -----   -----   -----
-------------------------------------------------------------------------------

(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1,000,000 or more. See 'Purchase of Shares.'
(2) Purchases of Class A shares in excess of $1,000,000 will be subject to a CDSC on redemptions made within one year of purchase. The CDSC on Class B shares applies only if a redemption occurs within six years from their purchase date. The CDSC on Class C shares applies only on redemptions made within one year of purchase.
(3) A $15.00 fee may be imposed for wire redemptions.
(4) 0.25% of the 12b-1 fee comprises an Account Maintenance and Service Fee. A portion of the Account Maintenance and Service Fee is paid for continuous personal service to investors in the Portfolios, such as responding to shareholder inquiries, quoting net asset values, providing current marketing material and attending to other shareholder matters. Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers, Inc.
(5) SunAmerica has voluntarily agreed to waive fees or reimburse expenses, if necessary, to keep operating expenses at or below an annual rate set forth above under Total Operating Expenses. The information provided in the table represents estimated amounts for the current fiscal year net of the current fee waivers/expense reimbursements. For the fiscal year ended October 31, 1997, the Other Expenses and Total Operating Expenses (on a gross basis) were: Value Portfolio, Class A, 0.77% and 2.12%; Value Portfolio, Class B, 0.80% and 2.80%; Value Portfolio, Class C, 1.08% and 3.08%; International Equity Portfolio, Class A, 1.02% and 2.47%; International Equity Portfolio, Class B, 1.07% and 3.17%; International Equity Portfolio, Class C, 1.47% and 3.57%. For the period October 15, 1997 (commencement of operations) through October 31, 1997, the Other Expenses and Total Operating Expenses (on a gross basis) were: Large-Cap Value Portfolio, Class A, 1.01% and 2.36%; Large-Cap Value Portfolio, Class B, 1.59% and 3.59%; Large-Cap Value Portfolio, Class C, 3.65% and 5.65%; Small-Cap Value Portfolio, Class A, 1.00% and 2.35%; Small-Cap Value Portfolio, Class B, 1.17% and 3.17%; Small-Cap Value Portfolio, Class C, 1.85% and 3.85%.

                                                STYLE SELECT SERIES(Registered)

EXAMPLE:
--------------------------------------------------------------------------------

You would pay the following expenses on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period:

                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
                  ------------------------------------
LARGE-CAP GROWTH
PORTFOLIO
(Class A shares)   $ 75     $ 110     $ 148     $  255
(Class B
shares)*           $ 65     $ 106     $ 150     $  253
(Class C shares)   $ 35     $  76     $ 130     $  275
MID-CAP GROWTH
PORTFOLIO
(Class A shares)   $ 75     $ 110     $ 148     $  255
(Class B
shares)*           $ 65     $ 106     $ 150     $  253
(Class C shares)   $ 35     $  76     $ 130     $  275
AGGRESSIVE GROWTH
PORTFOLIO
(Class A shares)   $ 75     $ 110     $ 148     $  255
(Class B
shares)*           $ 65     $ 106     $ 150     $  253
(Class C shares)   $ 35     $  76     $ 130     $  275
LARGE-CAP BLEND
PORTFOLIO
(Class A shares)   $ 75     $ 110     $ 148     $  255
(Class B
shares)*           $ 65     $ 106     $ 150     $  253
(Class C shares)   $ 35     $  76     $ 130     $  275
LARGE-CAP VALUE
PORTFOLIO
(Class A shares)   $ 75     $ 110     $ 148     $  255
(Class B
shares)*           $ 65     $ 106     $ 150     $  253
(Class C shares)   $ 35     $  76     $ 130     $  275
VALUE PORTFOLIO
(Class A shares)   $ 75     $ 110     $ 148     $  255
(Class B
shares)*           $ 65     $ 106     $ 150     $  253
(Class C shares)   $ 35     $  76     $ 130     $  275
SMALL-CAP VALUE
PORTFOLIO
(Class A shares)   $ 75     $ 110     $ 148     $  255
(Class B
shares)*           $ 65     $ 106     $ 150     $  253
(Class C shares)   $ 35     $  76     $ 130     $  275
INTERNATIONAL EQUITY
PORTFOLIO
(Class A shares)   $ 77     $ 118     $ 161     $  280
(Class B
shares)*           $ 67     $ 113     $ 162     $  278
(Class C shares)   $ 37     $  83     $ 142     $  301

You would pay the following expenses on the same investment, assuming no redemption:

                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
                  ------------------------------------
LARGE-CAP GROWTH
PORTFOLIO
(Class A shares)   $ 75     $ 110     $ 148     $  255
(Class B
shares)*           $ 25     $  76     $ 130     $  253
(Class C shares)   $ 25     $  76     $ 130     $  275
MID-CAP GROWTH
PORTFOLIO
(Class A shares)   $ 75     $ 110     $ 148     $  255
(Class B
shares)*           $ 25     $  76     $ 130     $  253
(Class C shares)   $ 25     $  76     $ 130     $  275
AGGRESSIVE GROWTH
PORTFOLIO
(Class A shares)   $ 75     $ 110     $ 148     $  255
(Class B
shares)*           $ 25     $  76     $ 130     $  253
(Class C shares)   $ 25     $  76     $ 130     $  275
LARGE-CAP BLEND
PORTFOLIO
(Class A shares)   $ 75     $ 110     $ 148     $  255
(Class B
shares)*           $ 25     $  76     $ 130     $  253
(Class C shares)   $ 25     $  76     $ 130     $  275
LARGE-CAP VALUE
PORTFOLIO
(Class A shares)   $ 75     $ 110     $ 148     $  255
(Class B
shares)*           $ 25     $  76     $ 130     $  253
(Class C shares)   $ 25     $  76     $ 130     $  275
VALUE PORTFOLIO
(Class A shares)   $ 75     $ 110     $ 148     $  255
(Class B
shares)*           $ 25     $  76     $ 130     $  253
(Class C shares)   $ 25     $  76     $ 130     $  275
SMALL-CAP VALUE
PORTFOLIO
(Class A shares)   $ 75     $ 110     $ 148     $  255
(Class B
shares)*           $ 25     $  76     $ 130     $  253
(Class C shares)   $ 25     $  76     $ 130     $  275
INTERNATIONAL EQUITY
PORTFOLIO
(Class A shares)   $ 77     $ 118     $ 161     $  280
(Class B
shares)*           $ 27     $  83     $ 142     $  278
(Class C shares)   $ 27     $  83     $ 142     $  301

--------------------------------------------------------------------------------

* Class B shares convert to Class A shares on the first business day of the month following the seventh anniversary of the purchase of such Class B shares. Therefore, with respect to the 10-year expense information, years 8, 9 and 10 reflect the expenses attributable to ownership of Class A shares.

The foregoing examples, including the 5% return and the expenses used, are intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly, and should not be considered a representation of past or future performance or expenses. For more complete descriptions of the various costs and expenses, see 'Purchase of Shares.' Actual expenses may be greater or less than those shown.

6

STYLE SELECT SERIES(Registered)

Financial Highlights
--------------------------------------------------------------------------------


The following Financial Highlights are for the period November 19, 1996 (commencement of operations) through October 31, 1997 with respect to Class A and Class B shares, and for the period March 6, 1997 (initial offering of Class C shares) through October 31, 1997 with respect to Class C shares of the Mid-Cap Growth Portfolio and Aggressive Growth Portfolio and for the period October 15, 1997 (commencement of operations) through October 31, 1997 with respect to Class A, Class B and Class C shares of the Large-Cap Growth Portfolio and Large-Cap Blend Portfolio, and have been audited by Price Waterhouse LLP, each Portfolio's independent accountants, whose report on the financial statements containing such information is included in the Annual Report to Shareholders. These Financial Highlights should be read in conjunction with the audited financial statements and notes thereto, which are included in the Statement of Additional Information and are incorporated by reference herein.

                                               NET
                                           GAIN (LOSS)              DIVIDENDS
                                           ON INVEST-     TOTAL       FROM     DISTRI-            NET
                   NET ASSET      NET      MENTS (BOTH     FROM        NET     BUTIONS           ASSET                NET ASSETS
                     VALUE,     INVEST-     REALIZED     INVEST-     INVEST-    FROM     TOTAL   VALUE,                 END OF
                   BEGINNING      MENT         AND         MENT       MENT     CAPITAL  DISTRI-  END OF    TOTAL        PERIOD
PERIOD             OF PERIOD   INCOME(1)   UNREALIZED)  OPERATIONS   INCOME     GAINS   BUTIONS  PERIOD  RETURN(2)     (000'S)
------------------ ----------  ----------  -----------  ----------  ---------  -------  -------  ------  ---------    ----------

LARGE-CAP GROWTH PORTFOLIO
--------------------------
                                                            CLASS A
--------------------------------------------------------------------------------------------------------------------------------
10/15/97-10/31/97    $12.50      $   --      $ (0.71)     $(0.71)      $--       $--      $--    $11.79     (5.68)%    $ 23,609

                                                            CLASS B
--------------------------------------------------------------------------------------------------------------------------------
10/15/97-10/31/97     12.50          --        (0.71)      (0.71)       --        --       --     11.79     (5.68)          773

                                                            CLASS C
--------------------------------------------------------------------------------------------------------------------------------
10/15/97-10/31/97     12.50          --        (0.72)      (0.72)       --        --       --     11.78     (5.76)          166
--------------------------------------------------------------------------------------------------------------------------------


MID-CAP GROWTH PORTFOLIO
------------------------

                                                            CLASS A
--------------------------------------------------------------------------------------------------------------------------------
11/19/96-10/31/97    $12.50      $(0.16)     $  1.37      $ 1.21       $--       $--      $--    $13.71      9.68%     $ 18,404

                                                            CLASS B
--------------------------------------------------------------------------------------------------------------------------------
11/19/96-10/31/97     12.50       (0.25)        1.38        1.13        --        --       --     13.63      9.04        35,739

                                                            CLASS C
--------------------------------------------------------------------------------------------------------------------------------
3/06/97-10/31/97      11.93       (0.18)        1.89        1.71        --        --       --     13.64     14.33         4,685
-----------------------------------------------------------------------------------------------------------------


AGGRESSIVE GROWTH PORTFOLIO
---------------------------
                                                            CLASS A
--------------------------------------------------------------------------------------------------------------------------------
11/19/96-10/31/97    $12.50      $(0.11)     $  3.51      $ 3.40       $--       $--      $--    $15.90     27.20%     $ 38,537

                                                            CLASS B
--------------------------------------------------------------------------------------------------------------------------------
11/19/96-10/31/97     12.50       (0.24)        3.54        3.30        --        --       --     15.80     26.40        48,594

                                                            CLASS C
--------------------------------------------------------------------------------------------------------------------------------
3/06/97-10/31/97      13.38       (0.17)        2.59        2.42        --        --       --     15.80     18.09         5,939
-----------------------------------------------------------------------------------------------------------------


LARGE-CAP BLEND PORTFOLIO
-------------------------

                                                            CLASS A
--------------------------------------------------------------------------------------------------------------------------------
10/15/97-10/31/97    $12.50      $ 0.01      $ (0.53)     $(0.52)      $--       $--      $--    $11.98     (4.16)%    $ 23,593

                                                            CLASS B
--------------------------------------------------------------------------------------------------------------------------------
10/15/97-10/31/97     12.50          --        (0.54)      (0.54)       --        --       --     11.96     (4.32)          941

                                                            CLASS C
--------------------------------------------------------------------------------------------------------------------------------
10/15/97-10/31/97     12.50          --        (0.53)      (0.53)       --        --       --     11.97     (4.24)          143
--------------------------------------------------------------------------------------------------------------------------------


                                            RATIO OF NET
                                RATIO OF     INVESTMENT
                                EXPENSES       INCOME                AVERAGE
                               TO AVERAGE    TO AVERAGE             COMMISSION
                                  NET           NET       PORTFOLIO    PER
PERIOD                        ASSETS(3)(4)  ASSETS(3)(4)  TURNOVER   SHARE(5)
------------------            ------------  ------------  --------  ----------
LARGE-CAP GROWTH PORTFOLIO
--------------------------
                                             CLASS A
------------------------------------------------------------------------------

10/15/97-10/31/97                 1.78%          0.34%         1%    $ 0.0414

                                             CLASS B
------------------------------------------------------------------------------
10/15/97-10/31/97                 2.43          (0.84)         1       0.0414

                                             CLASS C
------------------------------------------------------------------------------
10/15/97-10/31/97                 2.43          (0.42)         1       0.0414
------------------------------------------------------------------------------


MID-CAP GROWTH PORTFOLIO
------------------------
                                             CLASS A
------------------------------------------------------------------------------
11/19/96-10/31/97             1.85%         (1.19)%        97%       $ 0.0487

                                             CLASS B
------------------------------------------------------------------------------
11/19/96-10/31/97             2.47          (1.92)         97          0.0487

                                             CLASS C
------------------------------------------------------------------------------
3/06/97-10/31/97              2.45          (1.97)         97          0.0487
------------------------------------------------------------------------------


AGGRESSIVE GROWTH PORTFOLIO
---------------------------
                                             CLASS A
------------------------------------------------------------------------------
11/19/96-10/31/97             1.84%         (0.77)%       150%       $ 0.0546

                                             CLASS B
------------------------------------------------------------------------------
11/19/96-10/31/97             2.47          (1.58)        150          0.0546

                                             CLASS C
------------------------------------------------------------------------------
3/06/97-10/31/97              2.45          (1.68)        150          0.0546
------------------------------------------------------------------------------


LARGE-CAP BLEND PORTFOLIO
-------------------------
                                             CLASS A
------------------------------------------------------------------------------
10/15/97-10/31/97             1.78%          1.35%          2%       $ 0.0361

                                             CLASS B
------------------------------------------------------------------------------
10/15/97-10/31/97             2.43           0.29           2          0.0361

                                             CLASS C
------------------------------------------------------------------------------
10/15/97-10/31/97             2.43           0.54           2          0.0361
------------------------------------------------------------------------------

------------------------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Annualized
(4) Net of the following expense reimbursements (based on average net assets):
    Large-Cap Growth, Class A, 0.59%; Large-Cap Growth, Class B, 1.53%; Large-Cap Growth, Class C, 3.29%; Mid-Cap Growth, Class A, 0.34%; Mid-Cap Growth, Class B, 0.42%; Mid-Cap Growth, Class C, 0.96%; Aggressive Growth, Class A, 0.26%; Aggressive Growth, Class B, 0.32%; Aggressive Growth, Class C, 0.73%; Large-Cap Blend, Class A, 0.58%; Large-Cap Blend, Class B, 1.26%; and Large-Cap Blend, Class C, 3.12%.
(5) The average commission per share is derived by taking the agency commissions paid on equity securities trades and dividing by the number of shares purchased and sold.

                                                STYLE SELECT SERIES(Registered)

--------------------------------------------------------------------------------


The following Financial Highlights are for the period November 19, 1996 (commencement of operations) through October 31, 1997 with respect to Class A and Class B shares, and for the period March 6, 1997 (initial offering of Class C shares) through October 31, 1997 with respect to Class C shares of the Value Portfolio and International Equity Portfolio, and for the period October 15, 1997 (commencement of operations) through October 31, 1997 with respect to Class A, Class B and Class C shares of the Large-Cap Value Portfolio and Small-Cap Value Portfolio, and have been audited by Price Waterhouse LLP, each Portfolio's independent accountants, whose report on the financial statements containing such information is included in the Annual Report to Shareholders. These Financial Highlights should be read in conjunction with the audited financial statements and notes thereto, which are included in the Statement of Additional Information and are incorporated by reference herein.


                                               NET
                                           GAIN (LOSS)              DIVIDENDS
                                           ON INVEST-     TOTAL       FROM     DISTRI-            NET
                   NET ASSET      NET      MENTS (BOTH     FROM        NET     BUTIONS           ASSET                NET ASSETS
                     VALUE,     INVEST-     REALIZED     INVEST-     INVEST-    FROM     TOTAL   VALUE,                 END OF
                   BEGINNING      MENT         AND         MENT       MENT     CAPITAL  DISTRI-  END OF    TOTAL        PERIOD
PERIOD             OF PERIOD   INCOME(1)   UNREALIZED)  OPERATIONS   INCOME     GAINS   BUTIONS  PERIOD  RETURN(2)     (000'S)
------------------ ----------  ----------  -----------  ----------  ---------  -------  -------  ------  ---------    ----------

LARGE-CAP VALUE PORTFOLIO
-------------------------

                                                            CLASS A
--------------------------------------------------------------------------------------------------------------------------------
10/15/97-10/31/97    $12.50      $ 0.01      $ (0.65)     $(0.64)      $--       $--      $--    $11.86     (5.12)%    $ 23,240

                                                            CLASS B
--------------------------------------------------------------------------------------------------------------------------------
10/15/97-10/31/97     12.50          --        (0.64)      (0.64)       --        --       --     11.86     (5.12)        1,325

                                                            CLASS C
--------------------------------------------------------------------------------------------------------------------------------
10/15/97-10/31/97     12.50          --        (0.64)      (0.64)       --        --       --     11.86     (5.12)          172
--------------------------------------------------------------------------------------------------------------------------------


VALUE PORTFOLIO
---------------
                                                            CLASS A
--------------------------------------------------------------------------------------------------------------------------------
11/19/96-10/31/97    $12.50      $   --      $  3.59      $ 3.59       $--       $--      $--    $16.09     28.72%     $ 48,377

                                                            CLASS B
--------------------------------------------------------------------------------------------------------------------------------
11/19/96-10/31/97     12.50       (0.11)        3.61        3.50        --        --       --     16.00     28.00        77,534

                                                            CLASS C
--------------------------------------------------------------------------------------------------------------------------------
3/06/97-10/31/97      13.56       (0.08)        2.52        2.44        --        --       --     16.00     17.99         9,384
--------------------------------------------------------------------------------------------------------------------------------


SMALL-CAP VALUE PORTFOLIO
                                                            CLASS A
--------------------------------------------------------------------------------------------------------------------------------
10/15/97-10/31/97    $12.50      $ 0.01      $ (0.37)     $(0.36)      $--       $--      $--    $12.14     (2.88)%    $ 21,346

                                                            CLASS B
--------------------------------------------------------------------------------------------------------------------------------
10/15/97-10/31/97     12.50        0.01        (0.38)      (0.37)       --        --       --     12.13     (2.96)        3,112

                                                            CLASS C
--------------------------------------------------------------------------------------------------------------------------------
10/15/97-10/31/97     12.50        0.01        (0.37)      (0.36)       --        --       --     12.14     (2.88)          525
--------------------------------------------------------------------------------------------------------------------------------


INTERNATIONAL EQUITY PORTFOLIO
------------------------------
                                                            CLASS A
--------------------------------------------------------------------------------------------------------------------------------
11/19/96-10/31/97    $12.50      $ 0.01      $ (0.05)     $(0.04)      $--       $--      $--    $12.46     (0.32)%    $ 24,365

                                                            CLASS B
--------------------------------------------------------------------------------------------------------------------------------
11/19/96-10/31/97     12.50       (0.09)       (0.03)      (0.12)       --        --       --     12.38     (0.96)       42,656

                                                            CLASS C
--------------------------------------------------------------------------------------------------------------------------------
3/06/97-10/31/97      12.50       (0.07)       (0.15)       0.22        --        --       --     12.38     (1.75)        4,459
--------------------------------------------------------------------------------------------------------------------------------


                                            RATIO OF NET
                                RATIO OF     INVESTMENT
                                EXPENSES       INCOME                AVERAGE
                               TO AVERAGE    TO AVERAGE             COMMISSION
                                  NET           NET       PORTFOLIO    PER
PERIOD                        ASSETS(3)(4)  ASSETS(3)(4)  TURNOVER   SHARE(5)
------------------            ------------  ------------  --------  ----------

LARGE-CAP VALUE PORTFOLIO
-------------------------
                                             CLASS A
------------------------------------------------------------------------------
10/15/97-10/31/97                 1.78%          1.07%       --%     $ 0.0445

                                             CLASS B
------------------------------------------------------------------------------
10/15/97-10/31/97                 2.43            .22        --        0.0445

                                             CLASS C
------------------------------------------------------------------------------
10/15/97-10/31/97                 2.43            .53        --        0.0445
------------------------------------------------------------------------------


VALUE PORTFOLIO
---------------
                                             CLASS A
------------------------------------------------------------------------------
11/19/96-10/31/97                 1.84%            --%       48%     $ 0.0596

                                             CLASS B
------------------------------------------------------------------------------
11/19/96-10/31/97                 2.46          (0.74)       48        0.0596

                                             CLASS C
------------------------------------------------------------------------------
3/06/97-10/31/97                  2.45          (0.78)       48        0.0596
------------------------------------------------------------------------------


SMALL-CAP VALUE PORTFOLIO
-------------------------
                                             CLASS A
------------------------------------------------------------------------------
10/15/97-10/31/97                 1.78%          2.57%       --%     $ 0.0571

                                             CLASS B
------------------------------------------------------------------------------
10/15/97-10/31/97                 2.43           1.75        --        0.0571

                                             CLASS C
------------------------------------------------------------------------------
10/15/97-10/31/97                 2.43           1.75        --        0.0571
------------------------------------------------------------------------------


INTERNATIONAL EQUITY PORTFOLIO
------------------------------
                                             CLASS A
------------------------------------------------------------------------------
11/19/96-10/31/97             2.10%          0.07%        70%       $ 0.0179

                                             CLASS B
------------------------------------------------------------------------------
11/19/96-10/31/97             2.72          (0.69)        70          0.0179

                                             CLASS C
------------------------------------------------------------------------------
3/06/97-10/31/97              2.70          (0.75)        70          0.0179
-------------------------------------------------------------------------------

------------------------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Annualized
(4) Net of the following expense reimbursements (based on average net assets):
    Large-Cap Value, Class A, 0.58%; Large-Cap Value, Class B, 1.16%; Large-Cap Value, Class C, 3.22%; Value, Class A, 0.28%; Value, Class B, 0.34%; Value, Class C, 0.63%; Small-Cap Value, Class A, 0.57%; Small-Cap Value, Class B, 0.74%; Small-Cap Value, Class C, 1.42%; International Equity, Class A, 0.37%; International Equity, Class B, 0.45%; and International Equity, Class C, 0.87%.
(5) The average commission per share is derived by taking the agency commissions paid on equity securities trades and dividing by the number of shares purchased and sold.

8

STYLE SELECT SERIES(Registered)

Style-Based Investing
--------------------------------------------------------------------------------

Each Portfolio of the Fund is intended to provide investors with access to several different professional investment advisers, each seeking the same investment objective and utilizing a similar investment style with respect to a separate portion of the Portfolio's assets. Normally, the investment decisions for each Portfolio will be made by at least three Advisers, which may include SunAmerica. SunAmerica will select Advisers that it believes will provide each Portfolio with the highest quality investment services, while obtaining, within each Portfolio's overall investment objective, a distinct investment style.

SunAmerica will generally allocate investments in each Portfolio (and redemption requests) equally among its three Advisers. The Fund expects that differences in investment returns among the portions of a Portfolio managed by different Advisers will cause the actual percentage of a Portfolio's assets managed by each Adviser to vary over time. SunAmerica intends, on a quarterly basis, to review the asset allocation in each Portfolio to ensure that no portion of assets managed by an Adviser exceeds that portion managed by any other Adviser to the Portfolio by more than 5%. If such a condition exists, SunAmerica will then re-allocate cash flows among the three Advisers, differently from the manner described above, in an effort to effect a re-balancing of the Portfolio's asset allocation. SunAmerica does not intend, but reserves the right, to effect such a re-balancing of asset allocation by re-allocating assets from one Adviser to another. Re-balancing may involve re-directing cash flows from a better performing Adviser to one with relatively lower returns.

From time to time, SunAmerica, with the approval of the Board, may add a new Adviser for a Portfolio, replace an Adviser or reduce the number of Advisers for a Portfolio. See 'Management of the Fund.'

Investment Objectives and Policies
--------------------------------------------------------------------------------

The investment objective of each Portfolio is long-term growth of capital, and each Portfolio seeks to achieve its investment objective primarily through investment in equity securities. There can be no assurance that any Portfolio's investment objective will be met or that the net return on an investment in a Portfolio will exceed that which could have been obtained through other investment or savings vehicles. The section 'Investment Techniques and Risk Factors' contains a discussion of certain types of other securities in which each Portfolio may invest and certain investment techniques that each Adviser for the Portfolios may use. In addition, that section contains a discussion of certain of the principal risks attendant to an investment in the Portfolios. Although each Adviser for a Portfolio is permitted to invest in the various types of securities and use the investment techniques indicated in that section, no Adviser is required to invest in any particular type of permitted security or to use any particular investment technique. Rather, each Adviser is given full discretion to manage its portion of the assets of a Portfolio according to its own investment philosophy.

Except as specifically indicated, each Portfolio's respective investment objective and the investment policies and strategies described herein are not fundamental policies of the Portfolio and may be changed by the Board without the approval of shareholders. Certain investment restrictions may not be changed without a majority vote of the outstanding voting securities of that Portfolio. Each Portfolio's fundamental investment restrictions are described in the Statement of Additional Information. For purposes of any investment policies or restrictions discussed below, the percentage limitations of each Portfolio will be applied by each Adviser to the portion of the Portfolio's assets managed by that Adviser and will be determined at the time of an investment. SunAmerica, however, is ultimately responsible for overseeing compliance by the Advisers, and will in such capacity verify that in the aggregate the investments of each Portfolio complies with applicable percentage limitations.

Each Portfolio is 'non-diversified' (as such term is defined under the 1940
Act), subject, however, to certain tax diversification requirements. See 'Dividends, Distributions and Taxes.'

                                                STYLE SELECT SERIES(Registered)

The Growth Portfolios
--------------------------------------------------------------------------------

The Growth Portfolios consist of the Large-Cap Growth Portfolio, Mid-Cap Growth Portfolio and Aggressive Growth Portfolio. Under normal conditions, at least 65% of each Growth Portfolio's total assets will be invested in equity securities (including common and preferred stocks and other securities having equity features, such as convertible securities, warrants and rights). The issuers of such securities are companies considered by the respective Advisers to have a historical record of above-average growth rate; to have significant growth potential; above-average earnings growth or value or the ability to sustain earnings growth; to offer proven or unusual products or services; or to operate in industries experiencing increasing demand. The Advisers may select certain of such securities because they consider them to be undervalued in the market. Each of the Growth Portfolios may also invest in debt securities that the Advisers expect have the potential for capital appreciation which are rated as low as 'BBB' by Standard & Poor's Corporation, a Division of the McGraw-Hill Companies ('S&P'), or 'Baa' by Moody's Investors Service, Inc. ('Moody's') or, if unrated, determined by the Adviser to be of equivalent quality. The Large-Cap Growth Portfolio and the Aggressive Growth Portfolio may also invest in debt securities rated below 'BBB' or 'Baa' or unrated securities of comparable quality (junk bonds). See 'Fixed Income Securities' in 'Investment Techniques and Risk Factors' below for a discussion of the risks associated with investing in such securities. The investment polices and strategies specific to each of the Growth Portfolios are described below.

Large-Cap Growth Portfolio. The Large-Cap Growth Portfolio, advised by Janus, Papp and Montag & Caldwell, will invest, under normal circumstances, at least 65% of the Portfolio's total assets in the securities of companies that have, at the time of purchase, a market capitalization in excess of $5 billion ('Large-Cap Companies').

Large-Cap Companies generally will be companies that have a substantial record of operations (i.e., in business for at least five years) and are listed for trading on the New York Stock Exchange ('NYSE'), American Stock Exchange ('AMEX') or on another national or international stock exchange or, in some cases, are traded over-the-counter.

The Portfolio may also invest up to 35% of its total assets in securities of issuers other than Large-Cap Companies. These investments may include equity securities of companies with market capitalizations below $5 billion, including companies with market capitalizations of less than $1 billion, and debt securities that the Advisers expect have the potential for capital appreciation. See 'Investment in Small-Cap Companies' and 'Fixed Income Securities' in 'Investment Techniques and Risk Factors' below for a discussion of the risks associated with investing in such securities.


Mid-Cap Growth Portfolio. The Mid-Cap Growth Portfolio, advised by MAS, T. Rowe Price and Wellington Management, will invest, under normal circumstances, at least 65% of the Portfolio's total assets in the securities of medium-sized companies that have, at the time of purchase, a market capitalization between $1 billion and $5 billion ('Mid-Cap Companies').


Mid-Cap Companies generally will be companies that have a substantial record of operations (i.e., in business for at least five years) and are listed for trading on the NYSE or another national or international stock exchange or, in some cases, are traded over-the-counter. Such companies, however, may be less seasoned than Large-Cap Companies, as defined in 'Large-Cap Growth Portfolio,' above. In general, the securities of Mid-Cap Companies may be more volatile than those of Large-Cap Companies.

The Portfolio may also invest up to 35% of its total assets in securities of issuers other than Mid-Cap Companies. These investments may include equity securities of Large-Cap Companies and companies with market capitalizations of less than $1 billion, and debt securities that the Advisers expect have the potential for capital appreciation. See 'Investment in Small-Cap Companies' and 'Fixed Income Securities' in 'Investment Techniques and Risk Factors' below for a discussion of the risks associated with investing in such securities.

Aggressive Growth Portfolio. The Aggressive Growth Portfolio, advised by Janus, SunAmerica and Warburg, will invest in equity securities to seek aggressively and selectively long-term total return, without regard to the market capitalization of an issuer. Generally, the Portfolio will invest in securities of companies that have, at the time of purchase, a market capitalization of less than $1 billion ('Small-Cap Companies') or Mid-Cap Companies, as defined in 'Mid-Cap Growth Portfolio,' above. The Advisers may also purchase securities of Large-Cap Companies, as defined in 'Large-Cap Growth Portfolio,' above.

10

STYLE SELECT SERIES(Registered)

Small-Cap Companies generally will be companies that, although not 'start-up' companies, have been in business for a shorter period of time than Mid-Cap or Large-Cap Companies. Small-Cap Companies frequently will be in businesses or industries involving new, recently developed products, services, or technologies, or may be in businesses that are out of favor with or have not yet been discovered by the broader investment community. While some Small-Cap Companies may be listed for trading on a securities exchange, it is expected that a significant portion of such companies will be traded over-the-counter.

There is no requirement that any minimum percentage of assets of the Portfolio be maintained in securities of either Small-Cap Companies or Mid-Cap Companies. In general, to the extent that more of the Portfolio's assets are invested in Small-Cap Companies, the Portfolio's net asset value may be subject to more volatility than if such assets were invested in larger companies. See 'Investment in Small-Cap Companies' in 'Investment Techniques and Risk Factors.' In addition, the Portfolio may invest up to 35% of its total assets in debt securities that the Advisers expect have the potential for capital appreciation. See 'Fixed Income Securities' in 'Investment Techniques and Risk Factors' below for a discussion of the risks associated with investing in such securities.

The Blend Portfolio
--------------------------------------------------------------------------------

The Fund currently offers one Blend Portfolio, the Large-Cap Blend Portfolio, the investment policies and strategies of which are described below.

Large-Cap Blend Portfolio. The Large-Cap Blend Portfolio, advised by Lazard, MSAM and T. Rowe Price, will invest, under normal circumstances, at least 65% of the Portfolio's total assets in equity securities (including common and preferred stocks and other securities having equity features, such as convertible securities, warrants and rights) of Large-Cap Companies. Large-Cap Companies have, at the time of purchase, a market capitalization in excess of $5 billion. Large-Cap Companies generally will be companies that have a substantial record of operations (i.e., in business for at least five years) and are listed for trading on the NYSE, AMEX or on another national or international stock exchange or, in some cases, are traded over-the-counter. In selecting equity securities of Large-Cap Companies, an Adviser will seek to achieve a blend of what it considers to be growth companies, value companies and companies that the Adviser believes have elements of both growth and value. An Adviser will normally select securities of companies whose earnings are expected by the Adviser to grow and to be able to support a growing dividend payment, as well as securities that do not pay dividends currently but offer prospects of appreciation and future income. Investments will be identified based upon factors including undervalued assets or earnings potential, favorable operating or price to cash flow ratios, a below-average price to book value ratio, a below-average price to earnings ratio and, although current income will not always be a significant factor in selecting securities, an above-average dividend yield. Investments will also be identified based upon other factors including above-average earnings growth and cash flow sufficient to support growing dividends, as well as the prospect for capital appreciation and future dividend payments with respect to securities that do not currently pay dividends.

The Large-Cap Blend Portfolio may invest up to 35% of its total assets in securities of issuers other than Large-Cap Companies. These investments may include equity securities of companies with market capitalizations below $5 billion, including companies with market capitalizations of less than $1 billion. These investments may also include debt securities that the Advisers expect to have the potential for capital appreciation, including debt securities rated below 'BBB' by S&P, or 'Baa' by Moody's, or, if unrated, determined by the Advisers to be of equivalent quality (junk bonds). See 'Investment in Small-Cap Companies' and 'Fixed Income Securities' in 'Investment Techniques and Risk Factors' below for a discussion of the risks associated with investing in such securities.

                                                STYLE SELECT SERIES(Registered)

The Value Portfolios
--------------------------------------------------------------------------------

The Value Portfolios consist of the Large-Cap Value Portfolio, Value Portfolio and Small-Cap Value Portfolio. Under normal circumstances, at least 65% of each Value Portfolio's total assets will be invested in equity securities (including common and preferred stocks and other securities having equity features, such as convertible securities, warrants and rights). The Advisers will normally select securities that they believe are selling at a price that is low relative to their worth. Investments will be identified based upon factors including undervalued assets or earnings potential, favorable operating or price to cash flow ratios, a below-average price to book value ratio, a below-average price to earnings ratio and, although current income will not always be a significant factor in selecting securities, an above-average dividend yield. In addition, the Advisers may take into account such other factors as an issuer's product demand and development, resources for expansion, quality of management, overall favorable business prospects and industry fundamentals. While the Advisers seek to identify investments with the potential for above-average appreciation, there is a risk that other investors will not recognize the intrinsic worth of a security owned by the Value Portfolios for a long period, if at all. In addition, there is the risk that a security judged to be undervalued by the Advisers is actually appropriately priced due to fundamental problems with the issuer's business prospects that are not yet apparent. Each of the Value Portfolios may invest in debt securities that the Advisers expect to have the potential for capital appreciation, which are rated as low as 'BBB' by S&P, or 'Baa' by Moody's, or, if unrated, determined by the Advisers to be of equivalent quality. The Value Portfolio and Small-Cap Value Portfolio may also invest in debt securities rated below 'BBB' or 'Baa' or unrated securities of comparable quality (junk bonds). See 'Fixed Income Securities' in 'Investment Techniques and Risk Factors' below for a discussion of the risks associated with investing in such securities. The investment policies and strategies specific to each of the Value Portfolios are described below.

Large-Cap Value Portfolio. The Large-Cap Value Portfolio, advised by Babson, Davis and Wellington Management, will invest, under normal circumstances, at least 65% of the Portfolio's assets in securities of Large-Cap Companies that the Advisers believe are selling at a price that is low relative to their worth. Large-Cap Companies have, at the time of purchase, a market capitalization in excess of $5 billion. Large-Cap Companies generally will be companies that have a substantial record of operations (i.e., in business for at least five years) and are listed for trading on the NYSE, AMEX or on another national or international stock exchange or, in some cases, are traded over-the-counter.

The Portfolio may also invest up to 35% of its total assets in securities of issuers other than Large-Cap Companies. These investments may include equity companies with market capitalizations below $5 billion, including companies with market capitalizations of less than $1 billion, and debt securities that the Advisers expect to have the potential for capital appreciation. See 'Investment in Small-Cap Companies' and 'Fixed Income Securities' in 'Investment Techniques and Risk Factors' below for a discussion of the risks associated with investing in such securities.

Value Portfolio. The Value Portfolio, advised by Davis, Neuberger&Berman, and Strong/Schafer, will invest, under normal circumstances, in securities that the Advisers believe are selling at a price that is low relative to their worth, without regard to the market capitalization of the issuer. It is anticipated that a significant portion of the Portfolio's assets as a whole will generally be invested in securities of Mid-Cap Companies, which have, at the time of purchase, a market capitalization between $1 billion and $5 billion; however, any particular Adviser may not necessarily invest a significant portion of the Portfolio's assets allocated to it in such companies. Mid-Cap Companies generally will be companies that have a substantial record of operations (i.e., in business for at least five years) and are listed for trading on the NYSE, AMEX or on another national or international stock exchange or, in some cases, are traded over-the-counter. Investing in such companies may have greater risks than investing in larger companies.

The Portfolio may also invest up to 35% of its total assets in debt securities that the Advisers expect to have the potential for capital appreciation. See 'Fixed Income Securities' in 'Investment Techniques and Risk Factors.'


Small-Cap Value Portfolio. The Small-Cap Value Portfolio, advised by Berger/PWM, Lazard and Glenmede, will invest, under normal circumstances, at least 65% of the Portfolio's total assets in securities of Small-Cap Companies that the Advisers believe are selling at a price that is low relative to their worth. Small-Cap Companies have, at the time

12

STYLE SELECT SERIES(Registered)

of purchase, a market capitalization of less than $1 billion. Small-Cap Companies generally will be companies that, although not 'start-up' companies, have been in business for a shorter period of time than Mid-Cap or Large-Cap Companies. Small-Cap Companies frequently will be in businesses or industries involving new, recently developed products, services, or technologies, or may be in businesses that are out of favor with or have not yet been discovered by the broader investment community. While some Small-Cap Companies may be listed for trading on a securities exchange, it is expected that a significant portion of such companies will be traded over-the-counter. In general, to the extent that the Portfolio's assets are invested in Small-Cap Companies, the Portfolio's net asset value may be subject to more volatility than if such assets were invested in larger companies. See 'Investment in Small-Cap Companies' in 'Investment Techniques and Risk Factors.'

The Portfolio may also invest up to 35% of its total assets in equity securities of issuers other than Small-Cap Companies and in debt securities that the Advisers expect have the potential for capital appreciation. See 'Fixed Income Securities' in 'Investment Techniques and Risk Factors' below for a discussion of the risks associated with investing in such securities.

The International Portfolio
--------------------------------------------------------------------------------

The Fund currently offers one International Portfolio, the International Equity Portfolio, the investment policies and strategies of which are described below.

International Equity Portfolio. The International Equity Portfolio, advised by BT, Rowe-Fleming and Warburg will invest, under normal circumstances, in securities of non-U.S. issuers. Country selection is a significant part of each Adviser's investment process. The Portfolio is permitted to invest in any country where it is legal for U.S. investors to invest.

The Portfolio will invest in securities of companies without regard to their market capitalization. However, investing in smaller companies may have greater risks than investing in larger companies. See 'Investment in Small-Cap Companies' in 'Investment Techniques and Risk Factors.' The Portfolio may also invest from time to time in companies located in countries considered to be emerging markets (i.e., those generally considered to be in emerging or developing countries). Investment in foreign securities in general, and in emerging markets in particular, involves certain risks not present when investing in United States securities. See 'Foreign Securities' in 'Investment Techniques and Risk Factors.'

Under normal conditions, at least 65% of the Portfolio's total assets will be invested in equity securities (including common and preferred stocks and other securities having equity features, such as convertible securities, warrants and rights) of issuers in at least three countries other than the United States. The Portfolio may purchase securities on foreign stock exchanges, on U.S. stock exchanges, or in the over-the-counter market. In addition, the Portfolio may invest in securities in the form of sponsored or unsponsored American Depositary Receipts ('ADRs'), European Depositary Receipts ('EDRs'), Global Depositary Receipts ('GDRs') or other similar securities representing a right to obtain underlying securities of foreign issuers. The Portfolio may invest up to 35% of its total assets in debt securities that the Advisers expect have the potential for capital appreciation. The Portfolio may invest in such debt securities rated below investment grade, that is below 'BBB' by S&P, or below 'Baa' by Moody's, or, if unrated, determined by the Advisers to be of equivalent quality (junk bonds). See 'Fixed Income Securities' in 'Investment Techniques and Risk Factors' below for a discussion of the risks associated with investing in such securities.

                                                STYLE SELECT SERIES(Registered)

Advisers' Historical Performance Data
--------------------------------------------------------------------------------

Set forth below is historical performance data relating to each of the Advisers selected by SunAmerica for the Portfolios. The performance information presented below is based on data provided by each Adviser relating to accounts managed by that Adviser that have investment objectives and policies similar (although not necessarily identical) to the relevant Portfolio and are advised by that Adviser using investment styles and strategies substantially similar to those to be employed by that Adviser in advising its portion of the Portfolio. THE PERFORMANCE INFORMATION SET FORTH BELOW FOR THE RESPECTIVE ADVISERS DOES NOT REPRESENT THE PERFORMANCE OF THE FUND OR ANY PORTFOLIO. The Large-Cap Growth, Large-Cap Blend, Large-Cap Value and Small-Cap Value Portfolios are recently organized and have performance records of less than a year. The following performance should not be considered a prediction of future performance of the Fund or any Portfolio. The performance of a particular Portfolio may be higher or lower than that of the respective Advisers shown below.

All of the Advisers' historical performance information reflects annualized total return over the stated period of time. Total return shows how much an investment has increased (decreased) over a specified period of time and includes capital appreciation and income. The term 'annualized total return' signifies that cumulative total returns for a stated time period (i.e., 1, 3, 5 or 10 years) have been annualized over such period. In order to present the total return information in a consistent manner, all returns were calculated by geometrically linking quarterly total return data for the relevant number of quarters and annualizing the result over the equivalent number of years.

All information is based on data supplied by the Advisers or Morningstar, Inc. ('Morningstar') and believed by the Fund to be reliable. Where an Adviser's performance is based on a single account, performance has been calculated in accordance with prescribed Securities and Exchange Commission guidelines. Where composite performance information is provided, the total return for each Adviser's composite performance has been calculated in accordance with Performance Presentation Standards of the Association for Investment Management and Research ('AIMR'). Unless otherwise indicated, the performance, while having been calculated in accordance with either Securities and Exchange Commission or AIMR methodology, has not been independently verified or audited. AIMR's method of calculating performance differs from that of the Securities and Exchange Commission. Performance figures for any particular Adviser do not necessarily reflect all of the Adviser's assets under management and may not accurately reflect the performance of all accounts managed by the Adviser.

Where the performance information of an Adviser in the following tables constitutes a single account, it is presented net of actual fees charged by the individual Advisers, except as otherwise noted, and reflects the imposition of any sales loads or charges to such account, if applicable. Where an Adviser provides composite performance, one of two types of composites may be used, a 'net composite' or a 'gross composite.' In a net composite, the performance return of each account in the composite is reduced by the actual fees charged to that particular account. In a gross composite, the gross composite performance return is reduced by the highest annual expenses charged to any account included in the particular composite.

Certain of the client accounts that are included in an Adviser's past performance record may not be registered investment companies. Such accounts would not be subject to the same types of expenses to which the Fund is subject, nor to the specific diversification and other restrictions and investment limitations imposed on the Fund and its Portfolios by the 1940 Act or Subchapter M of the Internal Revenue Code of 1986, as amended (the 'Code'). The performance results that include accounts that are not registered investment companies might have been less favorable had they been subject to regulation as investment companies under the relevant federal laws.

Finally, for each period presented, the investment performance for the Advisers of each Portfolio is compared to the average performance of a group of similar mutual funds tracked by Morningstar. Morningstar calculates its group averages by taking a mathematical average of the returns of the funds included in the group.

14

STYLE SELECT SERIES(Registered)

Advisers for Large-Cap Growth Portfolio
--------------------------------------------------------------------------------

The Advisers for the Large-Cap Growth Portfolio are:

JANUS CAPITAL CORPORATION (JANUS)
L. ROY PAPP & ASSOCIATES (PAPP)
MONTAG & CALDWELL, INC. (MONTAG & CALDWELL)

The performance results supplied by each Adviser were prepared as set forth below under 'Individual Adviser Performance.'

PORTFOLIO PERFORMANCE
--------------------------------------------------------------------------------


The Portfolio's (Class A shares) total return since inception (October 15, 1997) through March 31, 1998 was 9.28%.


ANNUALIZED TOTAL RETURNS
--------------------------------------------------------------------------------

PERIODS ENDED MARCH 31, 1998


                                   [CHART]

                             1 Year       3 Year       5 Year       10 Year
                             ------       ------       ------       -------

Morningstar Large Growth     47.0%        28.7%        19.0%         17.1%

Janus                        50.7%        35.3%        20.9%         21.3%

Papp                         38.2%        31.9%        23.0%           --

Montag & Caldwell            49.9%        37.0%        25.7%         21.2%

                                                STYLE SELECT SERIES(Registered)

NOTES (LARGE-CAP GROWTH PORTFOLIO)
--------------------------------------------------------------------------------

INDIVIDUAL ADVISER PERFORMANCE

Except as otherwise noted below, an Adviser's performance is presented net of actual fees and reflects the imposition of any sales loads or charges, if applicable. The Portfolio's fees and expenses may be greater than those charged by the individual Advisers. Accordingly, the Portfolio's actual performance results may be less.

  Janus


Janus' historical performance data covers 10 years and reflects the performance of the Janus Earnings Growth Composite (which includes mutual funds). The composite includes all accounts, including the Portfolio, over $5 million with investment objectives, policies and strategies substantially similar to those to be used by Janus in managing its portion of the Large-Cap Growth Portfolio. 15 such accounts, with net assets totaling $27 million (less than 1% of the total assets in the 62 similar accounts), have been omitted from the composite. Such omission, however, does not render the performance information presented misleading. As of March 31, 1998, the composite included 47 accounts with aggregate assets of $16.1 billion. The composite returns are presented net of actual fees. None of the accounts included in the composite bears any sales loads or charges.


  Papp


Papp's historical performance data covers 6 1/4 years (the period since inception) and reflects the performance of a single account, which is a no-load mutual fund. The annualized return since inception of the account is 20.2% as of March 31, 1998. Papp manages 2 accounts, including the Portfolio, with investment objectives, policies and strategies substantially similar to those to be used by Papp in managing its portion of the Large-Cap Growth Portfolio. The omission of the Portfolio, with assets of approximately $10.1 million (less than 3% of the total assets in the 2 accounts), does not render the performance information misleading. As of March 31, 1998, the account's net assets totaled $361.5 million. The returns are presented net of actual fees.


  Montag & Caldwell


Montag & Caldwell's historical performance data covers 10 years and reflects the performance of the Montag & Caldwell Growth Composite. The composite includes all accounts, including the Portfolio, with investment objectives, policies and strategies substantially similar to those used by Montag & Caldwell in managing its portion of the Large-Cap Growth Portfolio, except that 15 such accounts, with net assets totaling $32 million (less than 1% of the total assets in the 168 similar accounts), have been omitted from the composite. Such omission, however, does not render the performance information presented misleading. As of March 31, 1998, the composite included 153 accounts with aggregate assets of $7.8 billion. The composite returns are presented net of actual fees. None of the accounts included in the composite bears any sales load or charges.


  Morningstar Large Growth Category


Developed by Morningstar, the Morningstar Large Growth Category currently reflects a group of 289 mutual funds which have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Large-Cap Growth Portfolio.

16

STYLE SELECT SERIES(Registered)

GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

SIX YEARS ENDED MARCH 31, 1998



                                   [GRAPH]

                             Dollars (Thousands)

              Morningstar
              Large Growth       Janus         Papp       Montag & Caldwell

1992           $10,000           $10,000      $10,000          $10,000
1993           $10,000           $11,073      $10,913          $10,984
1994           $11,301.4         $11,131      $11,002.5        $11,801.8
1995           $12,333.3         $11,569      $13,424.1        $13,017.3
1996           $15,888.9         $16,473      $17,914.5        $18,211.3
1997           $17,857.9         $18,990      $22,267.7        $22,327
1998           $26,257.9         $28,626      $30,765.1        $17,857.6


NOTE (LARGE-CAP GROWTH PORTFOLIO)
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT


The 'Growth of $10,000' chart reflects six years of performance data for the Janus Earnings Growth Composite, a single mutual fund of Papp and the Montag & Caldwell Growth Composite. The returns for Janus, Papp and Montag & Caldwell are net of actual expenses.

                                                STYLE SELECT SERIES(Registered)

Advisers for Mid-Cap Growth Portfolio
--------------------------------------------------------------------------------

The Advisers for the Mid-Cap Growth Portfolio are:


MILLER ANDERSON & SHERRERD, LLP (MAS)
T. ROWE PRICE ASSOCIATES, INC. (T. ROWE PRICE)
WELLINGTON MANAGEMENT COMPANY, LLP
  (WELLINGTON MANAGEMENT)


The performance results supplied by each Adviser were prepared as set forth below under 'Individual Adviser Performance.'

PORTFOLIO PERFORMANCE
--------------------------------------------------------------------------------


The Portfolio's (Class A shares) average annual total return since inception (November 19, 1996) through March 31, 1998 was 28.96%.<F1>


ANNUALIZED TOTAL RETURNS
--------------------------------------------------------------------------------

PERIODS ENDED MARCH 31, 1998


                                   [CHART]

                                    1 Year       3 Year       5 Year
                                    ------       ------       ------

Morningstar Mid-Cap Growth          42.2%        24.7%        18.4%

Mid-Cap Growth Portfolio            47.4%*         --           --
 (See Note)

MAS                                 77.2%        35.1%        24.3%

T. Rowe Price                       47.0%        30.8%        24.0%

Wellington Management               50.6%        28.4%        21.3%




<F1> The Portfolio's performance includes the performance of the predecessor
     Subadviser to Wellington Management, which was Pilgrim Baxter & Associates, Ltd.
* The Portfolio's performance constitutes average annual total return and reflects the deduction of actual operating expenses and the imposition of a front-end sales load.

18

STYLE SELECT SERIES(Registered)

NOTES (MID-CAP GROWTH PORTFOLIO)
--------------------------------------------------------------------------------

INDIVIDUAL ADVISER PERFORMANCE

Except as otherwise noted below, an Adviser's performance is presented net of actual fees and reflects the imposition of any sales load or charges, if applicable. The Portfolio's fees and expenses may be greater than those charged by the individual Advisers. Accordingly, the Portfolio's actual performance results may be less.

  MAS


MAS' historical performance data covers 8 years (the period since inception) and reflects the performance of a single account, which is a no-load mutual fund. The annualized return since inception of the account is 23.0% as of March 31, 1998. MAS manages 2 accounts, including the Portfolio, with investment objectives, and investment policies and strategies substantially similar to those to be used by MAS in managing its portion of the Mid-Cap Growth Portfolio. The omission of the Portfolio, with assets of approximately $32 million (5.5% of the total assets in the 2 accounts), does not render the performance information misleading. As of March 31, 1998, the account's net assets totaled $550.8 million. The returns are presented net of actual fees.



  T. Rowe Price



T. Rowe Price's historical performance data covers 6 years (the period since inception) and reflects the performance of a single account, which is a no-load mutual fund. The annualized return since inception of the account is 26.2% as of March 31, 1998. T. Rowe Price manages a total of 9 accounts (5 of which are institutional accounts and 4 of which are mutual funds) with investment objectives, policies and strategies substantially similar to those used in managing its portion of the Mid-Cap Growth Portfolio. T. Rowe Price does not calculate composite performance for mutual fund accounts nor does it calculate a combined composite of the institutional accounts' performance and the mutual funds' performance. Three of the accounts do not have performance records as of March 31, 1998. The omission of the other 5 accounts, with assets of approximately $653.7 million (less than 22% of the total assets in the 9 accounts), does not render the performance information presented misleading. As of March 31, 1998, the account's net assets totaled approximately $2.3 billion. The returns are presented net of actual fees.


  Wellington Management


Wellington Management's historical performance data covers 6 3/4 years and reflects the performance of the Wellington Management Mid-Cap Growth Composite. The annualized return since inception of the Composite is 21.3%. The Composite includes all accounts with investment objectives, policies and strategies substantially similar to those used by Wellington Management in managing its portion of the Mid-Cap Growth Portfolio. As of March 31, 1998 the Composite included 20 separately managed accounts totaling $1.2 billion of assets under management. The returns for the Composite were supplied to the Portfolio by Wellington Management, and are presented net of management--related fees for the periods during which each account is included in the Composite.


  Morningstar Mid-Cap Growth Category


Developed by Morningstar, the Morningstar Mid-Cap Growth Category currently reflects a group of 344 mutual funds which have portfolios with similar median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Mid-Cap Growth Portfolio.

                                                STYLE SELECT SERIES(Registered)

GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

FIVE YEARS ENDED MARCH 31, 1998

                            Wellington                  Morningstar
           T. Rowe Price    Management       MAS       Mid-Cap Growth

1993          10000          10000         10000         10000
1994          11332          10725         11582         11108
1995          12024.4        12420.6       13122.4       12001.1
1996          17293.5        16175.4       18708.6       16224.3
1997          16712.4        17464.5       19952.7       16371.9
1998          29611          26299.9       29336.5       23277.6




NOTE (MID-CAP GROWTH PORTFOLIO)
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT


The 'Growth of $10,000' chart reflects five years of performance data for a single mutual fund of MAS, a single mutual fund of T. Rowe Price and the Wellington Management Mid-Cap Growth Composite. The returns for all time periods are net of actual expenses.

20

STYLE SELECT SERIES(Registered)

Advisers for Aggressive Growth Portfolio
--------------------------------------------------------------------------------

The Advisers for the Aggressive Growth Portfolio are:

JANUS CAPITAL CORPORATION (JANUS)
SUNAMERICA ASSET MANAGEMENT CORP. (SUNAMERICA)
WARBURG PINCUS ASSET MANAGEMENT, INC. (WARBURG)

The performance results supplied by each Adviser were prepared as set forth below under 'Individual Adviser Performance.'

PORTFOLIO PERFORMANCE
--------------------------------------------------------------------------------


The Portfolio's (Class A Shares) average annual total return since inception (November 19, 1996) through March 31, 1998 was 43.28%.


ANNUALIZED TOTAL RETURNS
--------------------------------------------------------------------------------

PERIODS ENDED MARCH 31, 1998



                                   [CHART]

                                    1 Year       3 Year       5 Year
                                    ------       ------       ------

Morningstar Aggressive Growth       39.5%        23.7%        18.3%

Aggressive Growth Portfolio         44.7%*         --           --
 (See Note)

Janus                               55.5%        39.1%        28.0%

SunAmerica                          23.8%**      18.2%**      15.7%**
 (See Note)

Warburg                             45.4%        26.6%        19.7%




* The Portfolio's performance constitutes average annual total return and reflects the deduction of actual operating expenses and the imposition of a front-end sales load.
** The annualized total returns for SunAmerica are adjusted for a front-end sales load. Without this adjustment, SunAmerica's 1 year return is 31.3%, its 3 year return is 20.5% and its 5 year return is 17.1%.

                                                STYLE SELECT SERIES(Registered)

NOTES (AGGRESSIVE GROWTH PORTFOLIO)
--------------------------------------------------------------------------------

INDIVIDUAL ADVISER PERFORMANCE

Except as otherwise noted below, an Adviser's performance is presented net of actual fees and reflects the imposition of any sales loads or charges, if applicable. The Portfolio's fees and expenses may be greater than those charged by the individual Advisers. Accordingly, the Portfolio's actual performance results may be less.

  Janus


Janus' historical performance data covers 8 1/4 years (the period since inception) and reflects the performance of the Janus Aggressive Growth Composite (which includes mutual funds). The annualized return since inception of the composite is 25.8% as of March 31, 1998. The composite includes all accounts, including the Portfolio, over $5 million with investment objectives, policies and strategies substantially similar to those used by Janus in managing its portion of the Aggressive Growth Portfolio. 16 such accounts, with net assets totaling $50 million (less than 5% of the total assets in the 30 similar accounts), have been omitted from the composite. Such omission, however, does not render the performance information presented misleading. As of March 31, 1998, the composite included 14 accounts with aggregate assets of $1.0 billion. The composite returns are presented net of actual fees. None of the accounts included in the composite bears any sales loads or charges.


  SunAmerica


SunAmerica's historical performance data covers 10 years and reflects the performance of a single account, which is a front-end load mutual fund. The annualized ten-year return of the account is 15.0% as of March 31, 1998. SunAmerica manages a total of 3 accounts, including the Portfolio, (all of which are mutual funds) with investment objectives, policies and strategies substantially similar to those used in managing its portion of the Aggressive Growth Portfolio. SunAmerica does not calculate composite performance for mutual fund accounts. The omission of 2 of the accounts, with assets totaling $156.0 million (less than 38% of the total assets in the 3 accounts), does not render the performance information presented misleading. As of March 31, 1998, the account's net assets totaled $259.0 million. The returns presented in the chart are net of actual fees and reflect the imposition of a front-end sales charge.


  Warburg


Warburg's historical performance data covers approximately 7 years and reflects the performance of a single account, which is a no-load mutual fund. The annualized return since inception of the account is 19.11% as of March 31, 1998. Warburg manages a total of 3 accounts, including the Portfolio, (1 of which is an institutional account and 2 of which are mutual funds) with investment objectives, policies and strategies substantially similar to those to be used in managing its portion of the Aggressive Growth Portfolio. Warburg does not calculate a combined composite performance for its mutual fund accounts, nor does it calculate a combined composite of the institutional account's performance and the mutual funds' performance. However, the performance for the other 2 accounts was, in the aggregate, better than that shown for the account and, therefore, the omission of such accounts does not render the performance information presented misleading. As of March 31, 1998, the account's net assets totaled $432.1 million, which represented approximately 17.8% of the total assets in the 3 similar accounts. The returns are presented net of actual fees.


  Morningstar Aggressive Growth Objective


Developed by Morningstar, the Morningstar Aggressive Growth Objective currently reflects a group of 141 mutual funds which seek rapid growth of capital. The group typically employ strategies that involve greater risk than those used by most equity funds.

22

STYLE SELECT SERIES(Registered)

GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

SIX YEARS ENDED MARCH 31, 1998



                                   [GRAPH]

                             Dollars (Thousands)

                                                          Morningstar
                Janus       SunAmerica      Warburg    Aggressive Growth

1992            10            10            10               10
1993            11.806        11.486        11.247           11.244
1994            12.924        12.263        12.353           12.657
1995            15.099        14.435        13.582           13.783
1996            24.989        20.297        19.359           18.801
1997            26.101        19.246        18.98            18.701
1998            40.592        25.27         27.593           26.092


NOTE (AGGRESSIVE GROWTH PORTFOLIO)
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

The 'Growth of $10,000' chart reflects six years of performance data for the Janus Aggressive Growth Composite, a single mutual fund of SunAmerica and a single mutual fund of Warburg. The returns for Janus, SunAmerica and Warburg are net of actual expenses.

                                                STYLE SELECT SERIES(Registered)

Advisers for Large-Cap Blend Portfolio
--------------------------------------------------------------------------------

The Advisers for the Large-Cap Blend Portfolio are:

LAZARD ASSET MANAGEMENT (LAZARD)
MORGAN STANLEY ASSET
MANAGEMENT INC. (MSAM)
T. ROWE PRICE ASSOCIATES, INC. (T. ROWE PRICE)

The performance results supplied by each Adviser were prepared as set forth below under 'Individual Adviser Performance.'

PORTFOLIO PERFORMANCE
--------------------------------------------------------------------------------


The Portfolio's (Class A shares) total return since inception (October 15, 1997) through March 31, 1998 was 12.85%.<F1>


ANNUALIZED TOTAL RETURNS
--------------------------------------------------------------------------------

PERIODS ENDED MARCH 31, 1998



                                   [CHART]

                             1 Year       3 Year       5 Year       10 Year
                             ------       ------       ------       -------

Morningstar Large Blend      42.5%        28.5%        19.2%         16.6%

Lazard                       38.9%        29.1%        21.6%         17.5%

MSAM                         50.8%        38.4%        25.8%           --

T. Rowe Price                36.1%        27.7%        18.4%         16.4%



<F1> The portfolio's performance includes the performance of SunAmerica, which had managed the portion of the Portfolio now managed by MSAM.

24

STYLE SELECT SERIES(Registered)

NOTES (LARGE-CAP BLEND PORTFOLIO)
--------------------------------------------------------------------------------

INDIVIDUAL ADVISER PERFORMANCE

Except as otherwise noted below, an Adviser's performance is presented net of actual fees, and reflects the imposition of any sales loads or charges, if applicable. The Portfolio's fees and expenses may be greater than those charged by the individual Advisers. Accordingly, the Portfolio's actual performance results may be less.

  Lazard


Lazard's historical performance data covers 10 years and reflects the performance of Lazard's U.S. Equity Composite. The composite includes all accounts, including the Portfolio, with investment objectives, policies and strategies substantially similar to those to be used by Lazard in managing its portion of the Large-Cap Blend Portfolio, except that 41 such accounts, with net assets totaling $2.9 million (less than 1% of the total assets in the 96 similar accounts), have been omitted from the composite. Such omission, however, does not render the performance information presented misleading. As of March 31, 1998, the composite included 55 accounts totaling over $6.6 billion in assets under management. The returns are presented net of actual fees. None of the accounts included in the composite bears any sales loads or charges.


  MSAM


MSAM's historical performance data covers 6 3/4 years (the period since inception) and reflects the performance of a single account, which is a no-load mutual fund. The annualized return since inception of the account is 21.0% as of March 31, 1998. MSAM manages a total of 16 accounts (12 of which are institutional accounts and 4 of which are mutual funds) with investment objectives, policies and strategies substantially similar to those to be used in managing its portion of the Large-Cap Blend Portfolio. MSAM does not calculate composite performance for its mutual fund accounts nor does it calculate a combined composite of the institutional accounts' performance and the mutual funds' performance. However, the performance for the other 15 accounts was, in the aggregate, better than that shown for the fund and, therefore, the omission of such accounts does not render the performance information presented misleading. As of March 31, 1998, the fund's net assets totaled $759.0 million, which represented approximately 38.2% of the total assets in the 16 similar accounts. The returns presented in the chart are net of actual fees.


  T. Rowe Price


T. Rowe Price's historical performance data covers 10 years and reflects the performance of a single account, which is a no-load mutual fund. T. Rowe Price manages 2 accounts, including the Portfolio, with investment objectives, policies and strategies substantially similar to those to be used by T. Rowe Price in managing its portion of the Large-Cap Blend Portfolio. The omission of the Portfolio, with assets of approximately $30.8 million (approximately 1% of the total assets in the 2 accounts), does not render the performance information misleading. As of March 31, 1998, the account's net assets totaled over $3.7 billion. The returns are presented net of actual fees.


  Morningstar Large Blend Category


Developed by Morningstar, the Morningstar Large Blend Category currently reflects a group of 754 mutual funds which have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Large-Cap Blend Portfolio.

                                                STYLE SELECT SERIES(Registered)

GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

SIX YEARS ENDED MARCH 31, 1998



                                   [GRAPH]

                             Dollars (Thousands)

                                                                Morningstar
                  Lazard         MSAM         T. Rowe Price     Large Blend

1992              10000         10000            10000            10000
1993              11322         10991            12333            11326
1994              12145.1       11348.2          12341.6          11643.1
1995              13986.3       13059.5          13812.8          12868
1996              18755.6       18800.5          17778.4          16556
1997              21659         22942.2          21119            19148
1998              30084.4       34601.5          28736.6          27292.1


NOTE (LARGE-CAP BLEND PORTFOLIO)
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT


The 'Growth of $10,000' chart reflects six years of performance data for the Lazard U.S. Equity Composite, a single mutual fund of MSAM and a single mutual fund of T. Rowe Price. The returns for Lazard, MSAM and T. Rowe Price are net of actual expenses.

26

STYLE SELECT SERIES(Registered)

ADVISERS FOR LARGE-CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

The Advisers for the Large-Cap Value Portfolio are:

DAVID L. BABSON & CO., INC. (BABSON)
DAVIS SELECTED ADVISERS, L.P. (DAVIS)
WELLINGTON MANAGEMENT COMPANY, LLP
(WELLINGTON MANAGEMENT)

The performance results supplied by each Adviser were prepared as set forth below under 'Individual Adviser Performance.'

PORTFOLIO PERFORMANCE
--------------------------------------------------------------------------------


The Portfolio's (Class A shares) total return since inception (October 15, 1997) through March 31, 1998 was 8.0%.


ANNUALIZED TOTAL RETURNS
--------------------------------------------------------------------------------

PERIODS ENDED MARCH 31, 1998



                                   [CHART]

                             1 Year       3 Year       5 Year       10 Year
                             ------       ------       ------       -------

Morningstar Large Value       38.6%        27.3%        19.1%         16.3%

Babson                        41.6%        29.2%        23.5%         17.9%

Davis                         35.0%        30.3%        20.7%         20.7%
 (See Note)

Wellington Management         38.9%        30.3%        22.4%         18.7%



* The annualized total returns for Davis are adjusted for a front-end sales load. Without this adjustment, Davis' 1 year return in 41.8%, its 3 year return in 32.5%, its 5 year return is 21.9% and its 10 year return is 21.3%.

                                                STYLE SELECT SERIES(Registered)

NOTES (LARGE-CAP VALUE PORTFOLIO)
--------------------------------------------------------------------------------

INDIVIDUAL ADVISER PERFORMANCE

Except as otherwise noted below, an Adviser's performance is presented net of actual fees and reflects the imposition of any sales loads or charges, if applicable. The Portfolio's fees and expenses may be greater than those charged by the individual Advisers. Accordingly, the Portfolio's actual performance results may be less.

  Babson


Babson's historical performance data covers 10 years and reflects the performance of the Babson Value Composite. According to Babson, the composite includes all accounts, including the Portfolio, with investment objectives, policies and strategies substantially similar to those used by Babson in managing its portion of the Large-Cap Value Portfolio. Composite returns with respect to the period prior to 1995 are based on results from a single account, which is a no-load mutual fund, and, with respect to the period from 1995 to present, are based on results from fully discretionary separate accounts and no-load mutual funds advised by Babson. As of March 31, 1998, the composite included 53 accounts with aggregate assets of $2.0 billion. The composite returns are presented net of actual fees. None of the accounts included in composite bears any sales loads or charges.


  Davis


Davis' historical performance data covers 10 years and reflects the performance of a single account, which is a front-end load mutual fund. Davis manages a total of 14 accounts, including the Portfolio, (9 of which are institutional accounts and 5 of which are mutual funds) with investment objectives, policies and strategies substantially similar to those used in managing its portion of the Large-Cap Value Portfolio. Davis does not calculate composite performance for either its institutional accounts or its mutual fund accounts, nor does it calculate a combined composite of the institutional accounts' performance and the mutual funds' performance. However, the performance for the other 13 accounts was, in the aggregate, better than that shown for the account and, therefore, the omission of such accounts does not render the performance information presented misleading. As of March 31, 1998, the account's net assets totaled $10.4 billion, which represented approximately 82% of the total assets in the 14 similar accounts. The returns presented in the chart are net of actual fees and reflect the imposition of a front-end sales charge.


  Wellington Management


Wellington Management's historical performance data covers 10 years and reflects the performance of the Wellington Management Value/Yield Composite. The composite includes all accounts, including the Portfolio, with investment objectives, policies and strategies substantially similar to those used by Wellington Management in managing its portion of the Large-Cap Value Portfolio. As of March 31, 1998, the composite included 12 discretionary separate accounts and mutual funds totaling $3.4 billion of assets under management. The returns for the composite were supplied by Wellington Management and are presented net of management-related fees for the periods during which each account is included in the Composite.


  Morningstar Large Value Category


Developed by Morningstar, the Morningstar Large Value Category reflects a group of 413 mutual funds which have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those expected for the Large-Cap Value Portfolio.

28

STYLE SELECT SERIES(Registered)

GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

TEN YEARS ENDED MARCH 31, 1998



                                   [GRAPH]

                             Dollars (Thousands)

                                          Morningstar
               Davis          Babson      Large Value

1988           10             10             10
1989           12.513         11.446         11.556
1990           14.9806        12.8916        13.0236
1991           17.1872        14.2091        14.1359
1992           19.7378        16.1373        16.5361
1993           25.5506        19.1001        19.3803
1994           26.3069        20.2538        21.2156
1995           29.54          22.7308        22.6583
1996           39.5156        30.4298        28.9799
1997           48.4382        36.1871        34.8832
1998           68.666         51.2192        49.262


NOTE (LARGE-CAP VALUE PORTFOLIO)
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

The 'Growth of $10,000' chart reflects ten years of performance data for the Babson Value Composite, a single mutual fund of Davis, and the Wellington Management Value/Yield Composite. The returns for the Babson Value Composite and the Davis fund are net of actual expenses. The returns for the Wellington Management Value/Yield Composite have been adjusted to give effect to the account in the composite with the highest annualized expense for each 1, 3, 5, and 10 year period.

                                                STYLE SELECT SERIES(Registered)

Advisers for Value Portfolio
--------------------------------------------------------------------------------

The Advisers for the Value Portfolio are:

DAVIS SELECTED ADVISERS, L.P. (DAVIS)
NEUBERGER&BERMAN, LLC (NEUBERGER&BERMAN)
STRONG CAPITAL MANAGEMENT, INC. (subcontracted to Schafer Capital Management, Inc., together with Strong Capital Management, Inc. referred to as 'Strong/Schafer').

The performance results supplied by each Adviser were prepared as set forth below under 'Individual Adviser Performance.'

PORTFOLIO PERFORMANCE
--------------------------------------------------------------------------------


The Portfolio's (Class A shares) average annual total return since inception (November 19, 1996) through March 31, 1998 was 43.88%.


ANNUALIZED TOTAL RETURNS
--------------------------------------------------------------------------------

PERIODS ENDED MARCH 31, 1998



                                   [CHART]

                             1 Year       3 Year       5 Year       10 Year
                             ------       ------       ------       -------

Morningstar Mid-Cap Value    39.3%        26.9%        18.4%         15.8%

Value Portfolio              38.8%*         --           --            --
 (See Note)

Davis                        35.0%**      30.3%**      20.7%**       20.7%**
 (See Note)

Neuberger & Berman           41.5%        31.1%        21.8%         17.8%

Strong/Schafer               41.2%        29.6%        20.5%         17.3%

30

STYLE SELECT SERIES(Registered)

NOTES (VALUE PORTFOLIO)
--------------------------------------------------------------------------------

INDIVIDUAL ADVISER PERFORMANCE

Except as otherwise noted below, an Adviser's performance is presented net of actual fees and reflects the imposition of any sales loads or charges, if applicable. The Portfolio's fees and expenses may be greater than those charged by the individual Advisers. Accordingly, the Portfolio's actual performance results may be less.

  Davis


Davis' historical performance data covers 10 years and reflects the performance of a single account, which is a front-end load mutual fund. Davis manages a total of 14 accounts, including the Portfolio, (9 of which are institutional accounts and 5 of which are mutual funds) with investment objectives, policies and strategies substantially similar to those used in managing its portion of the Value Portfolio. Davis does not calculate composite performance for either its institutional accounts or its mutual fund accounts, nor does it calculate a combined composite of the institutional accounts' performance and the mutual funds' performance. However, the performance for the other 13 accounts was, in the aggregate, better than that shown for the account and, therefore, the omission of such accounts does not render the performance information presented misleading. As of March 31, 1998, the account's net assets totaled $10.4 billion, which represented approximately 82% of the total assets in the 14 similar accounts. The returns presented in the chart are net of actual fees and reflect the imposition of a front-end sales charge.


  Neuberger&Berman


Neuberger&Berman's historical performance data covers 10 years and reflects the performance of a single account, which is a no-load mutual fund. Neuberger&Berman manages 2 accounts, including the Portfolio, with investment objectives, policies and strategies substantially similar to those to be used by Neuberger&Berman in managing its portion of the Value Portfolio. The omission of the Portfolio, with assets of approximately $72.0 million (less than 2% of the total assets in the 2 accounts), does not render the performance information misleading. As of March 31, 1998, the account's net assets totaled $4.62 billion. The returns are presented net of actual fees.


  Strong/Schafer


Strong/Schafer's historical performance data covers 10 years and reflects the performance of the Schafer Capital Equity Composite. The composite includes all accounts, including the Portfolio, with investment objectives, policies and strategies substantially similar to those used by Strong/Schafer in managing its portion of the Value Portfolio. As of March 31, 1998, the composite included 3 separately managed accounts and 2 mutual funds totaling approximately $2.2 billion of assets under management. The returns are presented net of actual fees. None of the accounts in the composite bears any sales loads or charges. Prior to January 1, 1993, not all composite calculations complied with AIMR. Accordingly, performance results prior to January 1, 1993 do not comply with AIMR.


  Morningstar Mid-Cap Value Category


Developed by Morningstar, the Morningstar Mid-Cap Value Category currently reflects a group of 203 mutual funds which have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those expected for the Value Portfolio.

                                                STYLE SELECT SERIES(Registered)

GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

TEN YEARS ENDED MARCH 31, 1998



                                   [GRAPH]

                             Dollars (Thousands)


1988     10       10       10       10
1989     11.681   12.513   11.998   11.682
1990     12.536   14.9806  13.5289  13.0932
1991     13.4198  17.1872  14.5544  14.5203
1992     15.7079  19.7378  16.2951  16.485
1993     18.0296  25.5506  19.8198  19.0698
1994     21.1631  26.3069  21.9881  19.8535
1995     24.0095  29.54    24.4771  22.1367
1996     31.1836  39.5156  32.5717  28.4036
1997     36.5191  48.4382  38.7897  31.9169
1998     51.7183  68.666   53.7508  45.6229



NOTE (VALUE PORTFOLIO)
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT

The 'Growth of $10,000' chart reflects ten years of performance data for a single mutual fund of Davis, a single mutual fund of Neuberger&Berman and the Schafer Capital Equity Composite. The returns for Davis, Neuberger&Berman and Schafer are net of actual expenses.

32

STYLE SELECT SERIES(Registered)

Advisers for Small-Cap Value Portfolio
--------------------------------------------------------------------------------

The Advisers for the Small-Cap Value Portfolio are:

BERGER ASSOCIATES, INC. (subcontracted to Perkins, Wolf, McDonnell & Company, together with Berger Associates, Inc. referred to as 'Berger/PWM') LAZARD ASSET MANAGEMENT (LAZARD)

THE GLENMEDE TRUST COMPANY (GLENMEDE)

The performance results supplied by each Adviser were prepared as set forth below under 'Individual Adviser Performance.'

PORTFOLIO PERFORMANCE
--------------------------------------------------------------------------------


The Portfolio's (Class A shares) total return since inception (October 15, 1997) through March 31, 1998 was 7.52%.


ANNUALIZED TOTAL RETURNS
--------------------------------------------------------------------------------

PERIODS ENDED MARCH 31, 1998



                                   [CHART]

                             1 Year       3 Year       5 Year       10 Year
                             ------       ------       ------       -------

Morningstar Small Value      41.2%        25.9%        18.2%         15.3%

Berger                       44.4%**      29.0%**      22.1%**       16.3%**

Lazard                       43.7%        27.8%        22.0%         16.9%

Glenmede                     38.5%        27.2%        20.9%           --

                                                STYLE SELECT SERIES(Registered)

NOTES (SMALL-CAP VALUE PORTFOLIO)
--------------------------------------------------------------------------------

INDIVIDUAL ADVISER PERFORMANCE

Except as otherwise noted below, an Adviser's performance is presented net of actual fees and reflects the imposition of any sales loads or charges, if applicable. The Portfolio's fees and expenses may be greater than those charged by the individual Advisers. Accordingly, the Portfolio's actual performance results may be less.

  Berger/PWM


Berger/PWM's historical performance data covers 10 years and reflects the performance of a single account, which is a no-load mutual fund. Berger/ PWM manages 2 accounts, including the Portfolio, with investment objectives, policies and strategies substantially similar to those used by Berger/PWM in managing its portion of the Small-Cap Value Portfolio. The omission of the Portfolio, with assets of approximately $13.4 million (approximately 7% of the total assets in the 2 accounts), does not render the performance information misleading. As of March 31, 1998, the account's net assets totaled $178.2 million. The returns are presented net of actual fees.


  Lazard


Lazard's historical performance data covers 10 years and reflects the performance of the Lazard U.S. Small Cap Equity Composite. The composite includes all accounts with investment objectives, policies and strategies substantially similar to those to be used by Lazard in managing its portion of the Small-Cap Value Portfolio, except that 24 such accounts, with net assets totaling $721.3 million (less than 30.5% of the total assets in the 49 accounts), have been omitted from the composite. Such omission, however, does not render the performance information presented misleading. As of March 31, 1998, the composite included 25 accounts totaling $1.6 billion in assets under management. The returns for the composite were supplied to the Fund by Lazard gross of certain fees, but have been adjusted to reflect the highest fees charged to any account included in the composite for the reporting period. None of the accounts included in the composite bears any sales loads or charges.


  Glenmede


Glenmede's historical performance data covers approximately 7 years (the period since inception) and reflects the performance of a single account, which is a no-load mutual fund. The annualized return since inception of the account is 18.4% as of March 31, 1998. Glenmede manages 2 accounts, including the Portfolio, with investment objectives, policies and strategies substantially similar to those used in managing its portion of the Small-Cap Value Portfolio. The omission of the Portfolio, with assets of approximately $12.7 million (less than 3% of the total assets in the 2 accounts), does not render the performance information misleading. As of March 31, 1998, the account's net assets totaled $488 million. The returns for the account were supplied to the Fund by Glenmede gross of certain fees, but have been adjusted to reflect the highest fees charged to the account for the reporting period.


  Morningstar Small Value Category


Developed by Morningstar, the Morningstar Small Value Category currently reflects a group of 248 mutual funds which have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those expected for the Small-Cap Value Portfolio.

34

STYLE SELECT SERIES(Registered)

GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

SEVEN YEARS ENDED MARCH 31, 1998



                                   [GRAPH]

                             Dollars (Thousands)

                                                    Morningstar
              Berger       Lazard      Glenmede     Small Value

1991          10000        10000        10000         10000
1992          11027        12070        11063         12311
1993          13338.3      14222.1      13165         14279.5
1994          14708.1      16009.8      14905.4       15657.5
1995          16818.7      18401.7      16263.3       16510.8
1996          20044.5      22836.5      19886.7       20405.7
1997          25029.6      26739.2      24566.1       23325.8
1998          36135.3      38432.3      34011.7       32936


NOTE (SMALL-CAP VALUE PORTFOLIO)
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT


The 'Growth of $10,000' chart reflects seven years of performance data for a single mutual fund of Berger/PWM, a single mutual fund of Glenmede and the Lazard U.S. Small Cap Equity Composite. The performance for Berger, Glenmede and Lazard reflect net-of-fee data.

                                                STYLE SELECT SERIES(Registered)

ADVISERS FOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

The Advisers for the International Equity Portfolio are:
BANKERS TRUST COMPANY (BT)
ROWE PRICE-FLEMING INTERNATIONAL, INC.
(ROWE-FLEMING)
WARBURG PINCUS ASSET MANAGEMENT, INC. (WARBURG)

The performance results supplied by each Adviser were prepared as set forth below under 'Individual Adviser Performance.'

PORTFOLIO PERFORMANCE
--------------------------------------------------------------------------------


The Portfolio's (Class A shares) average annual total return since inception (November 19, 1996) through March 31, 1998 was 9.70%.<F1>


ANNUALIZED TOTAL RETURNS
--------------------------------------------------------------------------------

PERIODS ENDED MARCH 31, 1998



                                   [CHART]

                                  1 Year       3 Year       5 Year       10 Year
                                  ------       ------       ------       -------

Morningstar Foreign Stock         18.2%        14.3%        12.7%          9.6%

International Equity Portfolio     9.5%          --           --            --
 (See Note)

BT                                30.8%        17.9%        16.4%          9.3%

Rowe-Fleming                      16.6%        15.1%        14.3%         11.4%

Warburg                            8.2%        11.1%        12.1%           --



<F1> The Portfolio's performance includes the performance of the predecessor
     Subadviser to BT, which was Strong.
* The Portfolio's performance constitutes average annual total return and reflects the deduction of actual operating expenses and the imposition of a front-end sales load.

36

STYLE SELECT SERIES(Registered)

NOTES (INTERNATIONAL EQUITY PORTFOLIO)
--------------------------------------------------------------------------------

INDIVIDUAL ADVISER PERFORMANCE

Except as otherwise noted below, an Adviser's performance is presented net of actual fees. The Portfolio's fees and expenses may be greater than those charged by the individual Advisers. Accordingly, the Portfolio's actual performance results may be less.

  BT


BT's historical performance data covers 10 years and reflects the performance of the BT International Equity Composite, which consists of 2 accounts, one of which is a mutual fund and the other an institutional account. These accounts represent all of those managed by BT with an investment objective, policies and strategy substantially similar to those to be used in managing its portion of the International Equity Portfolio. As of March 31, 1998, the net assets managed under the 2 accounts totaled approximately $2.0 billion. The returns are presented net of actual fees and sales charges.


  Rowe-Fleming


Rowe-Fleming's historical performance data covers 10 years and reflects the performance of a single account, which is a no-load mutual fund. Rowe-Fleming manages a total of 36 accounts (13 of which are institutional accounts and 23 of which are mutual funds) with investment objectives, policies and strategies substantially similar to those to be used in managing its portfolio of the International Equity Portfolio. Although Rowe-Fleming calculates composite performance for its institutional accounts, it does not calculate composite performance for mutual fund accounts, nor does it calculate a composite which combines the institutional accounts' composite performance with the mutual funds' performance. However, the performance for the other 35 accounts was, in the aggregate, better than that shown for the account and, therefore, the omission of such accounts does not render the performance information presented misleading. As of March 31, 1998, the account's net assets totaled approximately $10.6 billion, which represented approximately 49.5% of the total assets in the 36 similar accounts. The returns are presented net of actual fees.


  Warburg



Warburg's historical performance data covers approximately 7 years and reflects the performance of a single account, which is a no-load mutual fund. The annualized return since inception of the account is 10.0% as of March 31, 1998. Warburg manages a total of 9 accounts (1 of which is an institutional account and 8 of which are mutual funds) with an investment objective, policies and strategy substantially similar to those to be used in managing its portion of the International Equity Portfolio. Warburg does not calculate a combined composite performance for its mutual fund accounts, nor does it calculate a combined composite of the institutional account's performance and the mutual funds' performance. However, the performance for the other 8 accounts was, in the aggregate, better than that shown for the account and, therefore, the omission of such accounts does not render the performance information presented misleading. As of March 31, 1998, the account's net assets totaled $406.5 million, which represented approximately 8.1% of the total assets in the 9 similar accounts. The returns are presented net of actual fees.


  Morningstar Foreign Stock Category


Developed by Morningstar, the Morningstar Foreign Stock Category currently reflects a group of 483 mutual funds which invest most of their assets in foreign stocks.

                                                STYLE SELECT SERIES(Registered)

GROWTH OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

SIX YEARS ENDED MARCH 31, 1998



                                   [GRAPH]

                             Dollars (Thousands)

                                                    Morningstar
        Rowe-Fleming       BT         Warburg      Foreign Stock

1992       10000         10000        10000           10000
1993       10637         10720        10786           10682
1994       13529.2       13657.3      14330.3         13241.4
1995       13609.2       13971.4      13910.4         12977.9
1996       16198.8       15689.9      16611.8         15089.4
1997       17771.3       17478.5      17631.8         16402.2
1998       20727.2       22861.9      19084.6         19390.7


NOTE (INTERNATIONAL EQUITY PORTFOLIO)
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT


The 'Growth of $10,000' chart reflects six years of performance data for the BT International Equity Composite, a single mutual fund of Rowe-Fleming and a single mutual fund of Warburg. The returns for BT, Rowe-Fleming and Warburg are net of actual expenses.

38

STYLE SELECT SERIES(Registered)

INVESTMENT TECHNIQUES AND RISK FACTORS
--------------------------------------------------------------------------------

Unless otherwise specified, each Portfolio may invest in the following securities. As used herein, the term 'Adviser' shall mean either SunAmerica or one of the Advisers chosen by SunAmerica. Also, the stated percentage limitations are applied to an investment at the time of purchase unless otherwise indicated.

Convertible Securities, Preferred Stocks, Warrants and Rights--Convertible securities may be debt securities or preferred stock with a conversion feature. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. While most preferred stocks pay a dividend, a Portfolio may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years). Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

Investment in Small-Cap Companies--Each Portfolio may invest in small companies having market capitalizations of under $1 billion. It may be difficult to obtain reliable information and financial data on such companies and the securities of these small companies may not be readily marketable, making it difficult to dispose of shares when desirable. Securities of small or emerging growth companies may be subject to more abrupt or erratic market movements and less market liquidity than larger, more established companies or the market average in general. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management than larger, more established companies. In addition, certain smaller issuers may have a higher probability of facing difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger, more established companies.

Foreign Securities--Each Portfolio (other than the International Equity Portfolio) is authorized to invest up to 30% of its total assets, and the International Equity Portfolio invests without limitation, in foreign securities. Each Portfolio may also invest in U.S. dollar denominated securities of foreign issuers, including ADRs, as well as EDRs, GDRs or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Each Portfolio also may invest in securities denominated in European Currency Units (ECUs). An ECU is a 'basket' consisting of specified amounts of currencies of certain of the twelve member states of the European Community. In addition, each Portfolio may invest in securities denominated in other currency 'baskets.' Each Portfolio may also seek to gain exposure to certain foreign markets, including developing countries or emerging markets, where direct investment may be difficult or impracticable, through investment in domestic closed-end mutual funds which invest predominately in such markets. See the Statement of Additional Information for a further discussion of foreign securities.

Risks of Foreign Securities. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange-control regulations and costs will be incurred in connection with conversions between various currencies. The value of a security may fluctuate as a result of currency exchange rates in a manner unrelated to the underlying value of the security. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to uniform accounting, auditing

                                                STYLE SELECT SERIES(Registered)

and financial reporting standards and requirements comparable to those applicable to U.S. companies.

Securities of some foreign companies may be less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the U.S. In addition, there is generally less governmental regulation of stock exchanges, brokers and listed companies abroad than in the U.S. Investments in foreign securities may also be subject to other risks, different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, confiscatory taxation and imposition of withholding taxes on income from sources within such countries.

Emerging Markets. Investments may be made from time to time in issuers domiciled in, or government securities of, developing countries or emerging markets. Although there is no universally accepted definition, a developing country is generally considered to be a country in the initial stages of its industrialization cycle with a low per capita gross national product. Historical experience indicates that the markets of developing countries or emerging markets have been more volatile than the markets of developed countries; however, such markets can provide higher rates of return to investors. Investment in an emerging market country may involve certain risks, including a less diverse and mature economic structure, a less stable political system, an economy based on only a few industries or dependent on international aid or development assistance, the vulnerability to local or global trade conditions, extreme debt burdens, or volatile inflation rates. See 'Foreign Investment Companies' below for a discussion of investing in investment companies which invest in emerging markets.

Foreign Currency Transactions. Each Portfolio has the ability to hold a portion of its assets in foreign currencies and to enter into forward foreign currency exchange contracts. It may also purchase and sell exchange-traded futures contracts relating to foreign currency and purchase and sell put and call options on currencies and futures contracts.

Each Portfolio may enter into forward foreign currency exchange contracts to reduce the risks of fluctuations in exchange rates; however, these contracts cannot eliminate all such risks and do not eliminate fluctuations in the prices of the Portfolio's portfolio securities.

Each Portfolio may purchase and write put and call options on currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. As with other kinds of option transactions, however, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received, and a Portfolio could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses.

Each Portfolio may enter into forward foreign currency exchange contracts, currency options and currency swaps for non-hedging purposes when an Adviser anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities or are not included in such portfolio. The Portfolio may use currency contracts and options to cross-hedge, which involves selling or purchasing instruments in one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. To limit any leverage in connection with currency contract transactions for hedging or non-hedging purposes, a Portfolio will segregate cash or liquid securities in an amount sufficient to meet its payment obligations in these transactions or otherwise 'cover' the obligation. Initial margin deposits made in connection with currency futures transactions or premiums paid for currency options traded over-the-counter or on a commodities exchange may each not exceed 5% of a Portfolio's total net assets in the case of non-bona fide hedging transactions.

Each Portfolio may enter into currency swaps. Currency swaps involve the exchange by a Portfolio with another party of their respective rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Portfolio will maintain in a segregated account with its custodian, cash or liquid securities equal to the net amount, if any, of the excess of the Portfolio's obligations over its entitlements with respect to swap

40

STYLE SELECT SERIES(Registered)

transactions. To the extent that the net amount of a swap is held in a segregated account consisting of cash or liquid securities, the Fund believes that swaps do not constitute senior securities under the 1940 Act and, accordingly, they will not be treated as being subject to the Portfolio's borrowing restrictions. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values and currency exchange rates, the investment performance of a Portfolio would be less favorable than it would have been if this investment technique were not used.

Foreign Investment Companies--Each Portfolio may invest in domestic closed-end investment companies which invest in certain foreign markets, including developing countries or emerging markets. The Large-Cap Growth, Aggressive Growth and International Equity Portfolios may also invest in foreign investment companies which invest in such markets. Some of the countries in which the Portfolios invest may not permit direct investment by foreign investors such as the Portfolios. Investments in such countries may only be permitted through foreign government-approved or authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Portfolios to invest in investment companies in a country that permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, a fund may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. The Portfolios do not intend to invest in such investment companies unless, in the judgment of the Advisers, the potential benefits of such investments justify the payment of any associated fees and expenses. See 'Foreign Securities' and 'Emerging Markets' above and the Statement of Additional Information.

Fixed Income Securities--Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer's liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or 'called' by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as 'variable rate obligations,' is determined by reference to or is a percentage of an objective standard, such as a bank's prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed income securities, called 'floating rate instruments,' changes whenever there is a change in a designated base rate.

The market values of fixed income securities tend to vary inversely with the level of interest rates--when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield is also affected by the perceived ability of the issuer to make timely payments of principal and interest.

U.S. Government Securities--Securities guaranteed by the U.S. government include the following: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as Government National Mortgage Association certificates and Federal Housing Administration debentures). For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government. They are of the highest possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity, are guaranteed by the U.S. government to be paid in full.

Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are

                                                STYLE SELECT SERIES(Registered)

backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks.

Corporate Debt Instruments--These instruments, such as bonds, represent the obligation of the issuer to repay a principal amount of indebtedness at a stated time in the future and, in the usual case, to make periodic interim payments of interest at a stated rate.

Investment Grade--A designation applied to intermediate and long-term corporate debt securities rated within the highest four rating categories assigned by S&P (AAA, AA, A or BBB) or by Moody's (Aaa, Aa, A or Baa), or, if unrated, considered by the Adviser to be of comparable quality. The ability of the issuer of an investment grade debt security to pay interest and to repay principal is considered to vary from extremely strong (for the highest ratings) through adequate (for the lowest ratings given above), although the lower-rated investment grade securities may be viewed as having speculative elements as well.

High-Yield, High-Risk Bonds--A designation applied to intermediate and long-term corporate debt securities that are not investment grade; commonly referred to as 'junk bonds.' These include bonds rated below BBB by S&P, or Baa by Moody's, or which are unrated but considered by the Adviser to be of equivalent quality. These securities are considered speculative. See the Statement of Additional Information for a complete description of bond ratings.

The Mid-Cap Growth Portfolio and Large-Cap Value Portfolio may invest in debt securities rated as low as 'BBB' by S&P, 'Baa' by Moody's, or unrated securities determined by the Adviser to be of comparable quality. The Large-Cap Growth, Aggressive Growth, Large-Cap Blend, Value, Small-Cap Value and International Equity Portfolios may invest in debt securities rated below investment grade (i.e., below 'BBB' by S&P, or below 'Baa' by Moody's), or if unrated, determined by the Adviser to be of equivalent quality.

Risk Factors Relating to High-Yield, High-Risk Bonds--High-yield, high-risk bonds are subject to greater fluctuations in value than are higher rated bonds because the values of high-yield bonds tend to reflect short-term corporate, economic and market developments and investor perceptions of the issuer's credit quality to a greater extent. Although under normal market conditions longer-term securities yield more than shorter-term securities, they are subject to greater price fluctuations. Fluctuations in the value of a Portfolio's investments will be reflected in its net asset value per share. The growth of the high-yield bond market paralleled a long economic expansion, followed by an economic downturn which severely disrupted the market for high-yield bonds and adversely affected the value of outstanding bonds and the ability of the issuers to repay principal and interest. The economy may affect the market for high-yield bonds in a similar fashion in the future including an increased incidence of defaults on such bonds. From time to time, legislation may be enacted which could have a negative effect on the market for high-yield bonds.

High-yield bonds present the following risks:

Sensitivity to Interest Rate and Economic Changes--High-yield, high-risk bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices (and therefore yields) of high-yield bonds and the Portfolio's net asset value.

Payment Expectations--High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest-rate market, an Adviser would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon

42

STYLE SELECT SERIES(Registered)

which expenses can be spread and possibly reducing the Portfolio's rate of return.

Liquidity and Valuation--There may be little trading in the secondary market for particular bonds, which may affect adversely a Portfolio's ability to value accurately or dispose of such bonds.

Under such circumstances, the task of accurate valuation becomes more difficult and judgment would play a greater role due to the relative lack of reliable and objective data. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thinly traded market.

Each Adviser attempts to reduce these risks through diversification of the assets under its control and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments. If a high-yield bond previously acquired by a Portfolio is downgraded, the Advisers, as appropriate, will evaluate the security and determine whether to retain or dispose of it.

Asset-Backed Securities--These securities represent an interest in a pool of consumer or other types of loans. Payments of principal and interest on the underlying loans are passed through to the holders of asset-backed securities over the life of the securities. See the Statement of Additional Information for a further discussion of these types of securities.

Zero Coupon Bonds, Step-Coupon Bonds, Deferred Interest Bonds and PIK
Bonds. Fixed income securities in which a Portfolio may invest also include zero coupon bonds, step-coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ('PIK bonds'). Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations which make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disad-vantageous circumstances to satisfy the Portfolio's distribution obligations.

REITs--The Large-Cap Blend and each of the Value Portfolios may invest in Real Estate Investment Trusts ('REITs'), which are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by the trust.

Short-Term and Temporary Defensive Investments--In addition to their primary investments, each Portfolio may also invest up to 25% of its total assets in both U.S. and non-U.S. dollar denominated money market instruments (a) for liquidity purposes (to meet redemptions and expenses) or (b) to generate a return on idle cash held in a Portfolio's portfolio during periods when an Adviser is unable to locate favorable investment opportunities. For temporary defensive purposes, each Portfolio may invest up to 100% of its total assets in cash and short-term fixed income securities, including corporate debt obligations and money market instruments rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Adviser to be of equivalent quality). In addition, Janus and Neuberger&Berman may invest idle cash of the assets under their control in money market mutual funds that they manage. Such an investment may entail additional fees. See the Statement of Additional Information for a description of short-term debt securities and the Appendix to the Statement of Additional Information for a description of securities ratings.

Repurchase Agreements--Under these types of agreements, a Portfolio buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain appropriate collateral with the Fund's custodian (or at an appropriate sub-custodian in the case of tri- or quad-party repurchase agreements). A Portfolio will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Adviser, subject to the guidance of the Directors. If the seller under the repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreement has declined, and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with

                                                STYLE SELECT SERIES(Registered)

respect to the seller, realization of the collateral by the Portfolio may be delayed or limited.

Hedging and Income Enhancement Strategies--Each Portfolio may write covered calls to enhance income. After writing such a covered call up to 25% of a Portfolio's total assets may be subject to calls. All such calls written by a Portfolio must be 'covered' while the call is outstanding (i.e., the Portfolio must own the securities subject to the call or other securities acceptable for applicable escrow requirements). For hedging purposes or income enhancement, each Portfolio may use interest rate futures, and stock and bond index futures, including futures on U.S. government securities (together, 'Futures'); forward contracts on foreign currencies; and call and put options on equity and debt securities, Futures, stock and bond indices and foreign currencies (all of the foregoing are referred to as 'Hedging Instruments'). All puts and calls on securities, interest rate futures or stock and bond index futures or options on such Futures purchased or sold by a Portfolio will be listed on a national securities or commodities exchange or on U.S. over-the-counter markets.

Each Portfolio may use spread transactions for any lawful purpose consistent with the Portfolio's investment objective such as hedging or managing risk, but not for speculation. A Portfolio may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Portfolio the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Portfolio does not own, but which is used as a benchmark. The risk to a Portfolio in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Portfolio against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

Special Risks of Hedging and Income Enhancement Strategies. Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If the Advisers' predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and Futures contracts and options on Futures contracts include (1) dependence on the Advisers' ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and Futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;
(5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Portfolio to sell a portfolio security at a disadvantageous time, due to the need for the Portfolio to maintain 'cover' or to segregate securities in connection with hedging transactions. A transaction is 'covered' when the Portfolio owns the security subject to the option on such security, or some other security acceptable for applicable segregation requirements. See the Statement of Additional Information for further information concerning income enhancement and hedging strategies and the regulation requirements relating thereto.

Illiquid and Restricted Securities--No more than 15% of the value of a Portfolio's net assets may be invested in securities which are illiquid, including repurchase agreements that have a maturity of longer than seven days, interest rate swaps, currency swaps, caps, floors and collars. For this purpose, not all securities which are restricted are deemed to be illiquid. For example, restricted securities which the Board of Directors, or the Adviser pursuant to guidelines established by the Board of Directors, has determined to be marketable, such as securities eligible for sale under Rule 144A promulgated under the Securities Act of 1933, as amended, or certain private placements of commercial paper issued in reliance on an exemption from such Act pursuant to
Section 4(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers (as defined in Rule 144A) become for a time uninterested in purchasing these

44

STYLE SELECT SERIES(Registered)

restricted securities. In addition, a repurchase agreement which by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. Subject to the applicable limitation on illiquid securities investments, a Portfolio may acquire securities issued by the U.S. government, its agencies or instrumentalities in a private placement. See 'Illiquid Securities' in the Statement of Additional Information for a further discussion of investments in such securities.

Hybrid Instruments--These instruments, including indexed or structured securities, can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.

Borrowing--As a matter of fundamental policy, each Portfolio is authorized to borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. In seeking to enhance investment performance, each Portfolio may borrow money for investment purposes and may pledge assets to secure such borrowings. This is the speculative factor known as leverage. This practice may help increase the net asset value of the assets of a Portfolio in an amount greater than would otherwise be the case when the market values of the securities purchased through borrowing increase. In the event the return on an investment of borrowed monies does not fully recover the costs of such borrowing, the value of the Portfolio's assets would be reduced by a greater amount than would otherwise be the case. The effect of leverage will therefore tend to magnify the gains or losses to the Portfolio as a result of investing the borrowed monies. During periods of substantial borrowings, the value of the Portfolio's assets would be reduced due to the added expense of interest on borrowed monies. Each Portfolio is authorized to borrow, and to pledge assets to secure such borrowings, up to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets). The time and extent to which a Portfolio may employ leverage will be determined by the Adviser in light of changing facts and circumstances, including general economic and market conditions, and will be subject to applicable lending regulations of the Board of Governors of the Federal Reserve Board.

Securities Lending--Each Portfolio may lend portfolio securities in amounts up to 33 1/3% of its respective total assets to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Portfolio and are at all times secured by cash or equivalent collateral. By lending its portfolio securities, a Portfolio will receive income while retaining the securities' potential for capital appreciation. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Adviser to be creditworthy. The proceeds of such loans will be invested in high-quality short-term debt securities, including repurchase agreements.

When-Issued, Delayed Delivery and Forward Transactions--These generally involve the purchase or sale of a security with payment and delivery at some time in the future--i.e., beyond normal settlement. A Portfolio does not earn interest on securities purchased in this manner until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner. One form of when-issued or delayed delivery security that each Portfolio may purchase is a 'to be announced' or 'TBA' mortgage-backed security. A TBA mortgage-backed security transaction arises when a mortgage-backed security is purchased or sold with the specific pools to be announced on a future settlement date.

Short Sales--Each Portfolio may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete such a transaction, a Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will

                                                STYLE SELECT SERIES(Registered)

maintain daily a segregated account, containing cash or liquid securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale.


Each Portfolio may make 'short sales against the box.' A short sale is against the box to the extent that the Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short. A Portfolio generally will recognize gain (but not loss) upon a short sale against the box for Federal income tax purposes. A Portfolio may not enter into a short sale, including a short sale against the box, if, as a result, more than 25% of its net assets would be subject to such short sales.


Special Situations--A 'special situation' arises when, in the opinion of the Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Future Developments--Each Portfolio may invest in securities and other instruments which do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio's investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus will be amended or supplemented as appropriate to discuss any such new investments.

See the Statement of Additional Information for further information concerning these and other types of securities and investment techniques in which the Portfolio may from time to time invest, including dollar rolls, standby commitments and reverse repurchase agreements.

Management of the Fund
--------------------------------------------------------------------------------

Directors. The Directors of the Fund are responsible for the overall supervision of the operations of the Fund and each Portfolio and perform various duties imposed on directors of investment companies by the 1940 Act and by the State of Maryland.


SunAmerica Asset Management Corp. SunAmerica is an indirect wholly owned subsidiary of SunAmerica Inc., an investment-grade financial services company which, as of March 31, 1998, held more than $55 billion in assets. SunAmerica Inc.'s principal executive offices are located at 1 SunAmerica Center, Los Angeles, CA 90067-6022. In addition to managing the Fund and serving as an Adviser to the Aggressive Growth Portfolio and Large-Cap Blend Portfolio, SunAmerica serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Seasons Series Trust, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., and SunAmerica Series Trust. SunAmerica managed, advised and/or administered assets in excess of $14.5 billion as of March 31, 1998 for investment companies, individuals, pension accounts, and corporate and trust accounts.


SunAmerica selects the Advisers for and/or manages the investments of each Portfolio, provides various administrative services and supervises the Portfolio's daily business affairs, subject to general review by the Directors. The Investment Advisory and Management Agreement entered into between SunAmerica and the Fund, on behalf of each Portfolio (the 'Management Agreement') authorizes

46

STYLE SELECT SERIES(Registered)

SunAmerica to manage the assets of each Portfolio and/or to retain the Advisers to do so. SunAmerica monitors the activities of the Advisers, and from time to time will recommend the replacement of an Adviser on the basis of investment performance, style drift, or other considerations.

The annual rate of the investment advisory fee payable to SunAmerica that applies to each of the Growth Portfolios, Large-Cap Blend Portfolio and Value Portfolios is 1.00% of Assets. The annual rate of the investment advisory fee payable to SunAmerica that applies to the International Equity Portfolio is 1.10% of Assets. The term 'Assets' means the average daily net assets of the Portfolio. The investment advisory fees are accrued daily and paid monthly, and may be higher than those charged to other funds.

For the fiscal year ended October 31, 1997, each Portfolio paid SunAmerica a fee equal to the following percentages of average daily net assets: Large-Cap Growth Portfolio 1.00%; Mid-Cap Growth Portfolio 1.00%; Aggressive Growth Portfolio 1.00%; Large-Cap Blend Portfolio 1.00%; Large-Cap Value Portfolio 1.00%; Value Portfolio 1.00%; Small-Cap Value Portfolio 1.00%; and International Equity Portfolio 1.10%. SunAmerica has voluntarily agreed to waive fees or reimburse expenses, if necessary, to keep operating expenses at or below an annual rate of 1.78% of the Assets of Class A shares and 2.43% of the Assets of Class B and Class C shares for each Portfolio (other than the International Equity Portfolio) and 2.03% of the Assets of Class A shares and 2.68% of the Assets of Class B and Class C shares for the International Equity Portfolio. SunAmerica also may voluntarily waive or reimburse additional amounts to increase the investment return to a Portfolio's investors. SunAmerica may terminate all such waivers and/or reimbursements at any time. Further, any waivers or reimbursements made by SunAmerica with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations.

The Advisers. The organizations described below act as Advisers to the respective Portfolio pursuant to agreements with SunAmerica (each, a 'Subadvisory Agreement' and collectively the 'Subadvisory Agreements'). The duties of each Adviser include furnishing continuing advice and recommendations to the relevant portion of the respective Portfolio regarding securities to be purchased and sold. Each Adviser, therefore, generally formulates the continuing program for management of the Assets under its control consistent with the Portfolio's investment objectives and the investment policies established by the Board. Because each Adviser manages its portion of its respective Portfolio independently of the Portfolio's other Advisers, the same security may be held in two different portions of the same Portfolio, or may be acquired for one portion of the Portfolio at the time that the Adviser to another portion of the Portfolio deems it appropriate to dispose of the security from that other portion. Under some market conditions, one or more of the Advisers may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Adviser or Advisers believe continued exposure to the equity markets is appropriate for their portions of the Portfolio.

Each of the Advisers (other than SunAmerica) is independent of SunAmerica and discharges its responsibilities subject to the oversight and supervision of SunAmerica, which pays the Advisers' fees. Each Adviser is paid monthly by SunAmerica a fee equal to a percentage of the Assets of the Portfolio allocated to the Adviser. The aggregate annual rates, as a percentage of daily net assets, of the fees payable by SunAmerica to the Advisers for each Portfolio may vary according to the level of Assets of each Portfolio. For the fiscal year ended October 31, 1997, SunAmerica paid fees to the Advisers equal to the following aggregate annual rates, expressed as a percentage of the Assets of each
Portfolio: Large-Cap Growth Portfolio, 0.48%; Mid-Cap Growth Portfolio, 0.50%; Aggressive Growth Portfolio, 0.37%; Large-Cap Blend Portfolio, 0.32%; Large-Cap Value Portfolio, 0.41%; Value Portfolio, 0.50%; Small-Cap Value Portfolio, 0.55%; and International Equity Portfolio, 0.65%.

SunAmerica may terminate any Subadvisory Agreement without shareholder approval. Moreover, SunAmerica has received an exemptive order from the Securities and Exchange Commission which permits SunAmerica, subject to certain conditions, to enter into Subadvisory Agreements relating to the Fund with Advisers approved by the Board without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new Advisers for new or existing Portfolios, change the terms of particular

                                                STYLE SELECT SERIES(Registered)

Subadvisory Agreements or continue the employment of existing Advisers after events that would otherwise cause an automatic termination of a Subadvisory Agreement. Shareholders of a Portfolio have the right to terminate a Subadvisory Agreement for such Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio. Shareholders will be notified of any Adviser changes. The order also permits the Fund to disclose to shareholders the Advisers' fees only in the aggregate for each Portfolio.

LARGE-CAP GROWTH PORTFOLIO

The Advisers for the Large-Cap Growth Portfolio are Janus, Papp and Montag & Caldwell.


Janus Capital Corporation. Janus is a Colorado corporation located at 100 Fillmore Street, Denver, Colorado 80206-4923, and serves as investment adviser or subadviser to mutual funds and individual, corporate, charitable and retirement accounts. Kansas City Southern Industries, Inc. ('KCSI') owns approximately 83% of the outstanding voting stock of Janus. KCSI is a publicly traded holding company with principal operations in rail transportation, through its subsidiary The Kansas City Southern Railway Company, and financial asset management businesses. Thomas H. Bailey, President and Chairman of the Board of Janus, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus' board. As of March 31, 1998, Janus had under management approximately $80 billion.


Marc Pinto serves as the Portfolio Manager for Janus' portion of the Large-Cap Growth Portfolio. Mr. Pinto has been the Vice President of Portfolio Management of Janus since 1994. From 1993 to 1994, he was Co-President of Creative Retail Technology, a producer of hardware for retail clients. From 1991 to 1993, Mr. Pinto was an equity analyst at Priority Investments Ltd., a family owned business.


L. Roy Papp & Associates. Papp is an Arizona partnership located at 4400 North 32nd Street, Suite 280, Phoenix, Arizona 85018. Papp serves as investment adviser to individuals, trusts, retirement plans, endowments, and foundations. As of March 31, 1998, assets under management exceeded $1.2 billion.


L. Roy Papp and Rosellen C. Papp, partners of Papp, serve as the Portfolio Managers of Papp's portion of the Large-Cap Growth Portfolio. Except for two years when he was United States director of, and ambassador to, the Asian Development Bank, Manila, Philippines, Mr. Papp has been in the money management field since 1955. He has served as managing general partner of Papp since 1989. Rosellen C. Papp has been the Director of Research of Papp since 1981.


Montag & Caldwell, Inc. Montag & Caldwell is a Georgia corporation located at 3343 Peachtree Road, Suite 1100, Atlanta, Georgia 30326-1022. Montag & Caldwell was founded in 1945 and is an indirect, wholly owned subsidiary of Alleghany Corporation. Montag & Caldwell serves as investment adviser to employee benefit, endowment, charitable and other institutional clients, as well as high net worth individuals. As of March 31, 1998, Montag & Caldwell had in excess of $20 billion in assets under management.



Montag & Caldwell's portion of the Large-Cap Growth Portfolio is advised by an investment management team headed by Ronald E. Canakaris. He has been in the money management business since 1968 and has served as President and Chief Investment Officer of Montag & Caldwell since 1984.


MID-CAP GROWTH PORTFOLIO

The Advisers for the Mid-Cap Growth Portfolio are MAS, T. Rowe Price and Wellington Management.


Miller Anderson & Sherrerd, LLP. MAS, a Pennsylvania limited liability partnership founded in 1969, is located at One Tower Bridge, West Conshohocken, Pennsylvania 19428. MAS provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors. MAS is a wholly owned indirect subsidiary of Morgan Stanley Dean Witter & Co., a financial services company with three major businesses: full service brokerage, credit services and asset management. As of March 31, 1998, MAS had in excess of $67.1 billion in assets under management.


Arden C. Armstrong serves as Portfolio Manager for MAS's portion of the Mid-Cap Growth Portfolio. Ms. Armstrong joined MAS as a Portfolio Manager in 1986.

Wellington Management Company, LLP. Wellington Management is a Massachusetts limited liability partnership, located at 75 State Street, Boston Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. The following persons are managing partners of Wellington

48

STYLE SELECT SERIES(Registered)


Management: Robert W. Doran, Duncan M. McFarland and John R. Ryan. As of March 31, 1998, Wellington Management had investment management authority with respect to approximately $193.9 billion of assets.


Wellington Management's portion of the Mid-Cap Growth Portfolio is managed by Frank V. Wisneski. Mr. Wisneski is a Senior Vice President and has 29 years of professional experience with Wellington Management.


T. Rowe Price Associates, Inc. T. Rowe Price is a Maryland corporation located at 100 East Pratt Street, Baltimore, Maryland 21202. Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price and its affiliates managed over $135 billion for over four and a half million individual and institutional investor accounts as of March 31, 1998. T. Rowe Price is a publicly traded company.


T. Rowe Price's portion of the Mid-Cap Growth Portfolio is advised by an Investment Advisory Committee composed of Brian W.H. Berghuis, Chairman, Marc L. Baylin, James A.C. Kennedy and John F. Wakeman. Mr. Berghuis has day-to-day responsibility for managing the assets and works with the committee in developing and executing T. Rowe Price's portion of the investment program. Mr. Berghuis has been managing investments since joining T. Rowe Price in 1985.

AGGRESSIVE GROWTH PORTFOLIO

The Advisers for the Aggressive Growth Portfolio are Janus, SunAmerica and Warburg.


Janus Capital Corporation. Janus is a Colorado corporation located at 100 Fillmore Street, Denver, Colorado 80206-4923, and serves as investment adviser or subadviser to mutual funds and individual, corporate, charitable and retirement accounts. Kansas City Southern Industries, Inc. ('KCSI') owns approximately 83% of the outstanding voting stock of Janus. KCSI is a publicly traded holding company with principal operations in rail transportation, through its subsidiary The Kansas City Southern Railway Company, and financial asset management businesses. Thomas H. Bailey, President and Chairman of the Board of Janus, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus' Board. As of March 31, 1998, Janus had under management approximately $80 billion.


Scott W. Schoelzel serves as Portfolio Manager for Janus' portion of the Aggressive Growth Portfolio. Mr. Schoelzel joined Janus in January 1994. From 1991 to 1993, Mr. Schoelzel was a portfolio manager with Founders Asset Management, Inc.


SunAmerica Asset Management Corp. SunAmerica is an indirect wholly owned subsidiary of SunAmerica Inc., an investment-grade financial services company which, as of March 31, 1998, held more than $55 billion in assets. SunAmerica Inc.'s principal executive offices are located at 1 SunAmerica Center, Los Angeles, CA 90067-6022. In addition to managing the Fund and serving as an Adviser to the Aggressive Growth Portfolio and Large-Cap Blend Portfolio, SunAmerica serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Seasons Series Trust, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., and SunAmerica Series Trust. SunAmerica managed, advised and/or administered assets in excess of $14.5 billion as of March 31, 1998 for investment companies, individuals, pension accounts, and corporate and trust accounts.



SunAmerica's Domestic Equity Investment Team is responsible for the portfolio management of its portion of the Aggressive Growth Portfolio. Donna Calder serves as Portfolio Manager for such portion of the Aggressive Growth Portfolio. Prior to joining SunAmerica in February 1998, Ms. Calder served as a General Partner of Manhattan Capital Partners, L.P.



Warburg Pincus Asset Management, Inc. Warburg is a professional investment advisory firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of April 30, 1998, Warburg managed approximately $21.8 billion in assets. Incorporated in 1970, Warburg is indirectly controlled by Warburg, Pincus & Co. which has no businesses other than being a holding company of Warburg and its affiliates. Warburg is located at 466 Lexington Avenue, New York, NY 10017-3147.



The Portfolio Managers of Warburg's portion of the Aggressive Growth Portfolio are Elizabeth B. Dater and Stephen J. Lurito. Ms. Dater is a Managing Director of Warburg and has been with Warburg since 1978. Mr. Lurito is a Managing Director of Warburg and has been with Warburg since 1987.


LARGE-CAP BLEND PORTFOLIO

Lazard Asset Management. The Advisers for the Large-Cap Blend Portfolio are Lazard, MSAM and T. Rowe Price.

                                                STYLE SELECT SERIES(Registered)


Lazard is a division of Lazard Freres & Co. LLC, a New York limited liability company. Located at 30 Rockefeller Plaza, New York, New York 10112, Lazard provides investment management services to individual and institutional clients. As of March 31, 1998, Lazard and its affiliated companies managed client discretionary accounts with assets totaling approximately $67 billion.


Lazard manages assets on a team basis. Herbert W. Gullquist oversees the investment team which is responsible for Lazard's portion of the Large-Cap Blend Portfolio. Mr. Gullquist is Vice Chairman of Lazard and has been with Lazard since 1982. Michael S. Rome is the member of the investment team who is primarily responsible for the day-to-day management of Lazard's portion of the Large-Cap Blend Portfolio. Mr. Rome is the Managing Director responsible for U.S./global equity management of Lazard and for overseeing the day-to-day operations of the U.S. core equity investment team. He has been with Lazard since 1991.


Morgan Stanley Asset Management Inc. MSAM is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., with principal offices at 1221 Avenue of the Americas, New York, New York 10020. MSAM offers investment management and fiduciary services to taxable and tax-exempt funds and institutions, international organizations and individuals investing in U.S. and international equity and fixed income securities. As of March 31, 1998, MSAM, together with its institutional investment management affiliates, had approximately $166.0 billion of combined assets under management as investment managers or fiduciary advisers.


The Portfolio Managers for MSAM's portion of the Large-Cap Blend Portfolio are Kurt A. Feuerman and Margaret Kinsley Johnson, Managing Director and Principal, respectively, of MSAM. Mr. Feuerman has been a Managing Director in MSAM's Institutional Equity Group since 1993. From 1990 to
1993, he had been a Managing Director in Morgan Stanley & Co.'s Equity Research Department. Ms. Johnson has been a portfolio manager at MSAM since 1989 and is a Chartered Financial Analyst.


T. Rowe Price Associates, Inc. T. Rowe Price is a Maryland corporation located at 100 East Pratt Street, Baltimore, Maryland 21202. Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price and its affiliates managed over $135 billion for over four and a half million individual and institutional investor accounts as of March 31, 1998. T. Rowe Price is a publicly traded company.


T. Rowe Price's portion of the Large-Cap Blend Portfolio is advised by an Investment Advisory Committee composed of Stephen W. Boesel, Chairman, Andrew M. Brooks, Arthur B. Cecil III, Gregory A. McCrickard, Mark J. Vaselkiv, and Richard T. Whitney. The committee chairman has day-to-day responsibility for managing T. Rowe Price's portion of the Large-Cap Blend Portfolio and works with the committee in developing and executing the Portfolio's investment program. Mr. Boesel has been the chairman of such committee since 1987. He has been managing investments since joining T. Rowe Price in 1973.

LARGE-CAP VALUE PORTFOLIO

The Advisers for the Large-Cap Value Portfolio are Babson, Davis and Wellington Management.


David L. Babson & Co., Inc. Babson is a Massachusetts corporation, located at One Memorial Drive, Cambridge, Massachusetts 02142. Babson is a wholly owned subsidiary of DLB Acquisition Corp., a holding company, which is controlled by Mass Mutual Holding Company, a holding company and wholly owned subsidiary of Massachusetts Mutual Life Insurance Company, a mutual life insurance company. Babson provides investment advisory services to a substantial number of institutional and other investors, including other registered investment companies. As of March 31, 1998, Babson had over $20.3 billion in assets under management.


Roland W. Whitridge is primarily responsible for the day-to-day management of the portion of the Large-Cap Value Portfolio allocated to Babson. Mr. Whitridge has been employed by Babson in portfolio management for over twenty years.


Davis Selected Advisers, L.P. Davis is a Colorado limited partnership, located at 124 East Marcy Street, Santa Fe, New Mexico 87501, and Venture Advisers, Inc. is Davis' sole general partner. Shelby M.C. Davis is the controlling shareholder of the general partner. As of March 31, 1998, Davis had assets under management of approximately $17.9 billion. In performing its investment advisory services, Davis, while remaining ultimately responsible for its management of the portion of the assets of the Large-Cap Value Portfolio allocated to it, is able to draw on the portfolio management, research and market expertise of its affiliates (including Davis Selected Advisers--NY, Inc.) in performing such services.


Christopher C. Davis is responsible for the day-to-day management of Davis' portion of the Large-Cap Value Portfolio. He joined Davis in September 1989 as an assistant portfolio manager and research analyst.

50

STYLE SELECT SERIES(Registered)


Wellington Management Company, LLP. Wellington Management is a Massachusetts limited liability partnership, located at 75 State Street, Boston Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. The following persons are managing partners of Wellington Management: Robert W. Doran, Duncan
M. McFarland and John R. Ryan. As of March 31, 1998, Wellington Management had investment management authority with respect to approximately $193.9 billion of assets.



Wellington Management's Value/Yield Team manages the day-to-day operations of the portion of the Large-Cap Value Portfolio allocated to it. The Value/Yield Team, headed by John R. Ryan, is comprised of four specialized fundamental analysts. The group is supported by Wellington Management's 31 industry analysts, quantitative and technical analysts, macroanalysts and traders. Mr. Ryan is a Senior Vice President and Managing Partner of Wellington Management, and has been with the firm for 17 years.


VALUE PORTFOLIO

The Advisers for the Value Portfolio are Davis, Neuberger&Berman and Strong. Schafer, pursuant to a subcontract with Strong, serves as Adviser to Strong's portion of the Value Portfolio.


Davis Selected Advisers, L.P. Davis is a Colorado limited partnership, located at 124 East Marcy Street, Santa Fe, New Mexico 87501, and Venture Advisers, Inc. is Davis' sole general partner. Shelby M.C. Davis is the controlling shareholder of the general partner. As of March 31, 1998, Davis had assets under management of approximately $17.9 billion.



Christopher C. Davis, formerly co-manager for the Davis portion of the Value Portfolio, assumed full responsibility for the management of Davis' portion in February 1997. Mr. Davis joined Davis in September 1989 as an assistant portfolio manager and research analyst. Prior to February 1997, Shelby M.C. Davis served as co-manager of the Davis portion of the Value Portfolio. He will continue to consult with Christopher Davis in his capacity of Chief Investment Officer of Davis.



Neuberger&Berman, LLC. Neuberger&Berman is a Delaware limited liability company located at 605 Third Avenue, New York, New York 10158-0180. Neuberger&Berman has been in the investment advisory business since 1939. As of March 31, 1998, Neuberger&Berman and its affiliates had assets under management of approximately $59 billion.


Michael M. Kassen and Robert I. Gendelman serve as Portfolio Managers to Neuberger&Berman's portion of the Value Portfolio. Mr. Kassen has been Managing Director since January 1994 and a Vice President and Portfolio Manager since June 1990, of Neuberger&Berman Management, Inc. and a principal of Neuberger&Berman since January 1993. Mr. Gendelman is a senior portfolio manager for Neuberger&Berman and an Assistant Vice President of Neuberger&Berman Management, Inc. and a principal of Neuberger&Berman since December 1996. He was a portfolio manager for another mutual fund manager from 1992 to 1993.


Schafer Capital Management, Inc. Schafer is a Delaware corporation, located at 645 Fifth Avenue, New York, New York 10022, and serves as investment adviser to a number of equity accounts. An affiliate of Schafer, Schafer Cullen Capital Management, Inc., serves as investment adviser to equity accounts for individuals, tax-exempt equity accounts, charitable foundation accounts and other equity accounts. David K. Schafer is Schafer's controlling person (within the meaning of the 1940 Act) and sole shareholder. As of March 31, 1998, Schafer had assets under management of approximately $2.2 billion.


David K. Schafer serves as the Portfolio Manager of Strong's portion of the Value Portfolio. Mr. Schafer has been in the investment management business for more than twenty-five years. Mr. Schafer founded Schafer in 1984, and is the President of Schafer and also a minority shareholder of Schafer Cullen Capital Management, Inc.

SMALL-CAP VALUE PORTFOLIO

The Advisers for the Small-Cap Value Portfolio are Berger, Lazard and Glenmede. PWM, pursuant to a subcontract with Berger, serves as Adviser to Berger's portion of Small-Cap Value Portfolio.


Berger Associates, Inc. Berger is a Delaware corporation, located at 210 University Boulevard, Suite 900, Denver Colorado 80206, and serves as investment adviser, sub-adviser, administrator, or sub-administrator to mutual funds, and institutional and private investors. Kansas City Southern Industries, Inc. ('KCSI') owns 100% of the outstanding shares of Berger. KCSI is a publicly traded holding company with principal operations in rail transportation, through its subsidiary The Kansas City Southern Railway Company, and financial asset management businesses. As of March 31, 1998, Berger had assets

                                                STYLE SELECT SERIES(Registered)


under management of more than $4.1 billion. Pursuant to an agreement between Berger and PWM under which PWM manages Berger's portion of the Small-Cap Value Portfolio, SunAmerica pays an advisory fee directly to Berger, and Berger pays PWM's fee.



Perkins, Wolf, McDonnell & Company. PWM, located at 53 West Jackson Boulevard, Suite 818, Chicago, Illinois 60604, was organized as a Delaware corporation in 1980 under the name Mac-Per-Wolf Co. to operate as a securities broker-dealer. In September 1983, it changed its name to Perkins, Wolf, McDonnell & Company. PWM is a member of the National Association of Securities Dealers, Inc. and, in 1984, registered with the Securities and Exchange Commission as an investment adviser. As of March 31, 1998, PWM had assets under management of approximately $325 million.


Robert H. Perkins is primarily responsible for the investment management of the portion of the Small-Cap Value Portfolio allocated to Berger. Mr. Perkins owns 49% of PWM's outstanding common stock and serves as President and Chief Investment Officer and as a director of PWM.


Lazard Asset Management. Lazard is a division of Lazard Freres & Co. LLC, a New York limited liability company. Located at 30 Rockefeller Plaza, New York, New York 10112, Lazard provides investment management services to individual and institutional clients. As of March 31, 1998, Lazard and its affiliated companies managed client discretionary accounts with assets totaling approximately $67 billion.


Lazard manages assets on a team basis. Herbert W. Gullquist oversees the investment team which is responsible for Lazard's portion of the Small-Cap Value Portfolio. Mr. Gullquist is Vice Chairman of Lazard and has been with Lazard since 1982. Eileen D. Alexanderson is the member of the investment team who is primarily responsible for the day-to-day management of Lazard's portion of the Small-Cap Value Portfolio. Ms. Alexanderson is a Managing Director of Lazard and Portfolio Manager for small and mid-cap equity management of Lazard, and has been with Lazard since 1979.


The Glenmede Trust Company. Glenmede is a privately-owned, independent trust company devoted exclusively to investment management and trust services. Glenmede is a wholly-owned subsidiary of The Glenmede Corporation and is located at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103. As of March 31, 1998, Glenmede had approximately $14.0 billion in assets under management.


Robert J. Mancuso, CFA, is the primary Portfolio Manager responsible for Glenmede's portion of the Small-Cap Value Portfolio. Scott R. Abernethy, CFA, Thomas R. Angers, CFA, Larry R. Bernstein, CFA, Barry D. Kohout, CFA, Robert T. Niemeyer, Sr., CFA, and Anthony J. Albuquerque are Glenmede's equity research analysts. Mr. Mancuso joined Glenmede in 1992 and has 18 years of experience in equity research and portfolio management.

INTERNATIONAL EQUITY PORTFOLIO

The Advisers for the International Equity Portfolio are BT, Rowe-Fleming and Warburg.


BT. BT is a wholly-owned subsidiary of Bankers Trust New York Corporation, with principal offices at 130 Liberty Street (One Bankers Trust Plaza), New York 10006. BT is a worldwide merchant bank that provides investment management services for the nation's largest corporations and institutions. As of March 31, 1998, BT managed approximately $330 billion in assets globally.


The Co-Portfolio Managers for BT's portion of the International Equity Portfolio are Michael Levy and Robert L. Reiner, Managing Directors of Bankers Trust Funds Management. Mr. Levy heads BT's international equity team, which is responsible for the day-to-day management of BT's portion of the Portfolio. Mr. Levy's experience prior to joining BT includes investment banking and equity analysis with Oppenheimer & Company, and he has more than twenty-six years of business experience, of which sixteen years have been in the investment industry. Mr. Reiner has 16 years of investment industry experience, previously at Scudder, Stevens & Clark, where he was responsible for providing equity research and macroeconomic/market coverage.

Rowe Price-Fleming International, Inc. Rowe-Fleming is a Maryland corporation, incorporated in 1979 as a joint venture between T. Rowe Price and Robert Flemings Holding Limited ('Flemings'). It is located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price, Flemings and Jardine Fleming Group Limited ('Jardine Fleming') are the owners of Rowe-Fleming. The common stock of Rowe-Fleming is 50% owned by a wholly owned subsidiary of T. Rowe Price, 25% by a subsidiary of Flemings, and 25% by Jardine Fleming. (Half of Jardine Fleming is owned by Flemings and half by Jardine Matheson Holdings Limited.) T. Rowe Price has the right to elect a majority of the Board of Directors of Rowe-Fleming, and Flemings has the right to elect the

52

STYLE SELECT SERIES(Registered)


remaining directors, one of whom will be nominated by Jardine Fleming. As of March 31, 1998, Rowe-Fleming managed over $32 billion of foreign assets.


The Portfolio Managers for Rowe-Fleming's portion of the International Equity Portfolio are Martin G. Wade, Peter B. Askew, Mark J.T. Edwards, John R. Ford, James B.M. Seddon, and David J.L. Warren. Martin Wade joined Rowe-Fleming in 1979 and has 27 years of experience with the Fleming Group in research, client service, and investment management. (Fleming Group includes Flemings and/or Jardine Fleming.) Peter Askew joined Rowe-Fleming in 1988 and has 21 years of experience managing multi-currency fixed income portfolios. Mark Edwards joined Rowe-Fleming in 1986 and has 15 years of experience in financial analysis. John Ford joined Rowe-Fleming in 1982 and has 16 years of experience with Fleming Group in research and portfolio management. James Seddon joined Rowe-Fleming in 1987 and has 11 years of experience in portfolio management. David Warren joined Price-Fleming in 1984 and has 16 years of experience in equity research, fixed income research, and portfolio management.


Warburg Pincus Asset Management, Inc. Warburg is a professional investment advisory firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of March 31, 1998, Warburg managed approximately $21.8 billion in assets. Incorporated in 1970, Warburg is indirectly controlled by Warburg, Pincus & Co. which has no businesses other than being a holding company of Warburg and its affiliates. Warburg is located at 466 Lexington Avenue, New York, NY 10017-3147.



Richard H. King, P. Nicholas Edwards, Harold W. Ehrlich and Vincent J. McBride are Co-Portfolio Managers of Warburg's portion of the International Equity Portfolio. Messrs. King, Edwards and Ehrlich are Managing Directors of Warburg and have been with the firm since 1989, 1995 and 1995, respectively. Prior to joining Warburg, Mr. Edwards was a Director at Jardine Fleming Investment Advisers, Tokyo. Prior to joining Warburg, Mr. Ehrlich was a Senior Vice President, Portfolio Manager and Analyst at Templeton Investment Counsel, Inc. Mr. McBride, a Senior Vice President of Warburg has been with the firm since 1994. Prior to joining Warburg, Mr. McBride was an International Equity Analyst at Smith Barney Inc.


The Distributor. SunAmerica Capital Services, Inc. (the 'Distributor'), an indirect wholly owned subsidiary of SunAmerica Inc., acts as distributor of the shares of each Portfolio pursuant to the Distribution Agreement between the Distributor and the Fund on behalf of each Portfolio. The Distributor receives all initial and deferred sales charges in connection with the sale of Fund shares, all or a portion of which it may reallow to other broker-dealers. The Distributor and other broker-dealers pay commissions to salespersons, as well as the cost of printing and mailing prospectuses to potential investors and of any advertising expenses incurred by them in connection with their distribution of Portfolio shares.

The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including in some instances affiliates of the Distributor) in connection with sales of shares of the Fund. Such compensation may include (i) full re-allowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A, Class B or Class C shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Portfolios, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose representatives have sold a significant amount of shares of the Fund. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In addition, the following types of non-cash compensation may be offered through sales contests:
(i) travel mileage on major air carriers; (ii) tickets for entertainment events (such as concerts or sporting events); or (iii) merchandise (such as clothing, trophies, clocks, pens or other electronic equipment). Broker-dealers may not use sales of the Funds' shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by the laws of any state or any self-regulatory agency, such as, for example, the National Association of Securities Dealers, Inc. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933.

                                                STYLE SELECT SERIES(Registered)

Certain laws and regulations limit the ability of banks and other depository institutions to underwrite and distribute securities. However, in the opinion of SunAmerica based upon the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services to investment companies of the type contemplated by the Distribution Plans (as described below). The Directors will consider appropriate modifications to the operations of the Portfolios, including discontinuance of payments under the Distribution Plans to banks and other depository institutions, in the event such institutions can no longer provide the services called for under their agreements. Banks and other financial services firms may be subject to various state laws regarding services described, and may be required to register as dealers pursuant to state law.

Distribution Plans. Rule 12b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company's board of directors and approved by its shareholders. Pursuant to such rule, the Directors and the shareholders of each class of shares of each Portfolio have adopted distribution plans hereinafter referred to as the 'Class A Plan,' the 'Class B Plan' and the 'Class C Plan,' and collectively as the 'Distribution Plans.' In adopting each Distribution Plan, the Directors determined that there was a reasonable likelihood that each such Plan would benefit the Portfolios and the shareholders of each respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

Under the Class A Plan, the Distributor may receive payments from a Portfolio at an annual rate of up to 0.10% of average daily net assets of such Portfolio's Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. Under the Class B and Class C Plans, the Distributor may receive payments from a Portfolio at the annual rate of up to 0.75% of the average daily net assets of such Portfolio's Class B and Class C shares, respectively, to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing each such class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Portfolio shares, commissions, and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensa-tion to wholesalers. It is possible that in any given year the amount paid to the Distributor under one or more of the Distribution Plans may exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Portfolio may also pay the Distributor an account maintenance and service fee of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in a Portfolio by their customers.

For the fiscal year ended October 31, 1997, under the Class A Plan, each Portfolio paid the Distributor a fee equal to the following percentages of average daily net assets: Large-Cap Growth Portfolio 0.35%; Mid-Cap Growth Portfolio 0.35%; Aggressive Growth Portfolio 0.35%; Large-Cap Blend Portfolio 0.35%; Large-Cap Value Portfolio 0.35%; Value Portfolio 0.35%; Small-Cap Value Portfolio 0.35%; and International Equity Portfolio 0.35%. For the fiscal year ended October 31, 1997, under the Class B and Class C Plans, each Portfolio paid the Distributor a fee equal to the following percentages of average daily net assets: Large-Cap Growth Portfolio, 1.00%; Mid-Cap Growth Portfolio 1.00%; Aggressive Growth Portfolio 1.00%; Large-Cap Blend Portfolio 1.00%; Large-Cap Value Portfolio 1.00%; Value Portfolio 1.00%; Small-Cap Value Portfolio 1.00%; and International Equity Portfolio 1.00%.

The Administrator. The Fund has entered into a Service Agreement under the terms of which SunAmerica Fund Services, Inc. ('SAFS'), an indirect wholly owned subsidiary of SunAmerica Inc., assists the transfer agent in providing shareholder services. Pursuant to the Service Agreement, as compensation for services rendered, SAFS receives a fee from the Fund, calculated and payable monthly, at an annual rate of 0.22% of average daily net assets (in addition to out-of-pocket charges reimbursed by the Fund). See the Statement of Additional Information for further information.

54

STYLE SELECT SERIES(Registered)

PURCHASE OF SHARES
--------------------------------------------------------------------------------

General. Shares of each of the Portfolios are sold at the respective net asset value next calculated after receipt of a purchase order, plus a sales charge, which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares), or (ii) on a deferred basis (Class B and Class C shares and certain Class A shares).

The minimum initial investment in each Portfolio is $500 and the minimum subsequent investment is $100. However, for (i) wrap or certain other advisory accounts for the benefit of clients of broker-dealers, financial institutions, registered investment advisers or financial planners adhering to certain standards established by the Distributor, and (ii) Individual Retirement Accounts ('IRAs'), Keogh Plan accounts and accounts for other qualified plans, the minimum initial investment is $250 and the minimum subsequent investment is $25. The decision as to which class is most beneficial to an investor depends on the amount and intended length of the investment. Investors should consult their investment adviser for help in determining which class of shares is most appropriate for them. Generally, investors making large investments, qualifying for a reduced initial sales charge, might consider Class A shares because there is a lower distribution fee than Class B and Class C shares. Shareholders who purchase $1,000,000 or more of shares of the Portfolios should purchase only Class A shares. Investors making small investments might consider Class B or Class C shares because 100% of the purchase price is invested immediately. Investors should consider the CDSC period and any conversion rights in the context of their investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, Class C shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. Accordingly, Class B shares may be more appropriate than Class C shares for investors with a longer term investment time frame. Dealers may receive different levels of compensation depending on which class of shares they sell.

Upon making an investment in shares of a Portfolio, an open account will be established under which shares of the applicable Portfolio and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder's account by State Street Bank and Trust Company ('State Street') and its affiliate, National Financial Data Services ('NFDS') (collectively, the 'Transfer Agent'). Shareholders will not be issued certificates for their shares unless they specifically so request in writing, but no certificate is issued for fractional shares. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

Class A Shares. Class A shares are offered at net asset value plus an initial sales charge, which varies with the size of the purchase as follows:

                                                                 CONCESSION OF
                                             SALES CHARGE           DEALERS
                                         ---------------------   --------------
                                           % OF        % OF           % OF
                                         OFFERING   NET AMOUNT      OFFERING
           SIZE OF PURCHASE               PRICE      INVESTED        PRICE
---------------------------------------  --------   ----------   --------------
Less than $50,000......................    5.75%       6.10%         5.00%
$50,000 but less than $100,000.........    4.75%       4.99%         4.00%
$100,000 but less than $250,000........    3.75%       3.90%         3.00%
$250,000 but less than $500,000........    3.00%       3.09%         2.25%
$500,000 but less than $1,000,000......    2.10%       2.15%         1.35%
$1,000,000 or more.....................    None        None         see below

No sales charge is payable at the time of purchase on investments of $1 million or more. In addition, subject to the conditions listed below, shares may be purchased at net asset value, without payment of a sales charge, by employee benefit plans qualified under Sections 401 or 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code (collectively, 'Plans'). A Plan will qualify for purchases at net asset value provided that (a) the initial amount invested in one or more of the Portfolios (or in combination with the shares of other funds in the SunAmerica Mutual Funds, which consist of the SunAmerica Equity Funds, SunAmerica Income Funds and SunAmerica Money Market Funds) is at least $1,000,000, (b) the sponsor signs a $1,000,000 Letter of Intent, (c) such shares are purchased by an employer-sponsored plan with at least 100 eligible employees, or (d) the purchases are by trustees or other fiduciaries for certain employer-sponsored plans, the trustee, fiduciary or administrator for which has an agreement with the Distributor with respect to such purchases and all such transactions for the plan are executed through a single omnibus

                                                STYLE SELECT SERIES(Registered)

account. Nevertheless, the Distributor will pay a commission to any dealer who initiates or is responsible for such an investment, in the amount of 1.00% of the amount invested. Redemptions of such shares within the twelve months following their purchase will be subject to a CDSC at the rate of 1.00% of the lesser of the net asset value of the shares being redeemed (exclusive of reinvested dividends and distributions) or the total cost of such shares. This CDSC is paid to the Distributor. Redemptions of such shares held longer than twelve months would not be subject to a CDSC. However, one-half of the commission paid with respect to such a purchase is subject to forfeiture by the dealer in the event the redemption occurs during the second year from the date of purchase. In determining whether a deferred sales charge is payable, it is assumed that shares purchased with reinvested dividends and distributions and then other shares held the longest are redeemed first.

To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of SunAmerica Inc. and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by wrap or certain other advisory accounts for the benefit of clients of broker-dealers, financial institutions, registered investment advisers or financial planners adhering to certain standards established by the Distributor. Shares purchased under this waiver are subject to certain limitations described in the Statement of Additional Information. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting Shareholder/Dealer Services at (800) 858-8850.

There are certain special purchase plans for Class A shares which can reduce the amount of the initial sales charge to investors in the Portfolios. For more information about 'Rights of Accumulation,' the 'Letter of Intent,' 'Combined Purchase Privilege' and 'Reduced Sales Charges for Group Purchases,' see the Statement of Additional Information.


Class B Shares. Class B shares are offered at net asset value. Certain redemptions of Class B shares within the first six years of the date of purchase are subject to a CDSC. The charge is assessed on an amount equal to the lesser of the then-current market value or the purchase price of the shares being redeemed. No charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. In determining whether the CDSC is applicable to a redemption, the calculation is determined in the manner that results in the lowest possible rate being charged. Therefore, it is assumed that the redemption is first of any shares of a class other than Class B that are not themselves subject to a CDSC, second of any shares in the shareholder's Portfolio account that are not subject to a CDSC (i.e., shares representing reinvested dividends and distributions), third of Class B shares held for more than six years and fourth of such shares held the longest during the six-year period. The CDSC will not be applied to dollar amounts representing an increase in the net asset value of the shares being redeemed since the time of purchase of such redeemed shares. The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month are aggregated and deemed to have been made on the first day of the month. The following table sets forth the rates of the CDSC.


                             CONTINGENT DEFERRED SALES
                              CHARGE AS A PERCENTAGE
   YEAR SINCE PURCHASE        OF DOLLARS INVESTED OR
     PAYMENT WAS MADE           REDEMPTION PROCEEDS
--------------------------   -------------------------
First.....................               4%
Second....................               4%
Third.....................               3%
Fourth....................               3%
Fifth.....................               2%
Sixth.....................               1%
Seventh and thereafter....               0%

Conversion Feature--Class B Shares. Class B shares (including a pro rata portion of the Class B shares purchased through the reinvestment of dividends and distributions) will convert automatically to Class A shares on the first business day of the month following the seventh anniversary of the issuance of such Class B shares. Subsequent to the conversion of a Class B share to a Class A share, such shares will no longer be subject to the higher distribution fee of Class B shares. Such conversion will be on the basis of the relative net asset values of Class B shares and Class A shares, without the imposition of any sales load, fee or charge.

Class C Shares. Class C shares are offered at net asset value. Certain redemptions of Class C shares within the first year of the date of purchase are subject to a CDSC of 1%. The method for calculating

56

STYLE SELECT SERIES(Registered)

any such CDSC will be the same method used for calculating the CDSC for Class B shares. See 'Class B Shares' above.

Waiver of CDSC. The CDSC applicable to Class B and Class C shares will be waived, subject to certain conditions, in connection with redemptions that are
(a) requested within one year of the death of the shareholder of an individual account or of a joint tenant where the surviving joint tenant is the deceased's spouse; (b) requested within one year after the shareholder of an individual account or a joint tenant on a spousal joint account becomes disabled; or the initial determination of disability of a shareholder; (c) taxable distributions or loans to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica serves as fiduciary (e.g., prepares all necessary tax reporting documents); provided that, in the case of a taxable distribution, the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made; and (d) made pursuant to a Systematic Withdrawal Plan, up to a maximum amount of 12% per year from a shareholder account based on the value of the account at the time the Plan is established, provided, however, that all dividends and capital gains distributions are reinvested in Portfolio shares. See the Statement of Additional Information for further information concerning conditions with respect to (a) and (b) above. For information on the waiver of the CDSC contact Shareholder/Dealer services at (800) 858-8850.

Other CDSC Information. For Federal income tax purposes, the amount of the CDSC will reduce the amount realized on the redemption of shares, concomitantly reducing gain or increasing loss. For information on the imposition of the CDSC, contact Shareholder/Dealer Services at (800) 858-8850.


Asset Protection Plan (Optional). Anchor National Life Insurance Company (the 'Life Company'), an affiliate of SunAmerica and the Distributor, offers an Asset Protection Plan to certain investors in the Portfolio. The benefits of this optional term life insurance (payable on the death of the insured) will relate to the amounts paid to purchase Portfolio shares and to the value of the Portfolio shares held for the benefit of the insured persons. However, to the extent such purchased shares are redeemed prior to death, coverage with respect to such shares will terminate.



Purchasers of the Asset Protection Plan are required to authorize periodic redemptions of Portfolio shares to pay the premiums for such coverage. Such redemptions will not be subject to CDSCs, but will have the same tax consequences as any other Fund redemptions.



The Asset Protection Plan will be available to eligible persons who enroll for the coverage within a limited time period after shares in the Portfolio are initially purchased or transferred. In addition, coverage cannot be made available unless the Life Company knows for whose benefit shares are purchased. For instance, coverage cannot be made available for shares registered in the name of your broker unless the broker provides the Life Company with information regarding the beneficial owners of such shares. In addition, coverage is available only to shares purchased on behalf of natural persons under the age of 75 years; coverage is not available with respect to shares purchased for a retirement account. Other restrictions on the coverage apply. This coverage may not be available in all states and may be subject to additional restrictions or limitations. Purchasers of shares should also make themselves familiar with the impact on the Asset Protection Plan coverage of purchasing additional shares, reinvestment of dividends and capital gains distributions and redemptions.



Please call (800) 858-8850 for more information, including the cost of the Asset Protection Plan option.


Additional Purchase Information. All purchases are confirmed to each shareholder. The Fund reserves the right to reject any purchase order and may at any time discontinue the sale of any class of shares of any Portfolio.

                                                STYLE SELECT SERIES(Registered)

Shares of the Portfolios may be purchased through the Distributor or SAFS, by check or federal funds wire and through a dollar cost averaging program. Checks should be made payable to the specific Portfolio of the Fund. If the payment is for a retirement plan account for which the Adviser serves as fiduciary, please indicate on the check that payment is for such an account. Payments to open new accounts should be mailed to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204, together with a completed New Account Application. Payment for subsequent purchases should be mailed to SunAmerica Fund Services, Inc., c/o NFDS, P.O. Box 419373, Kansas City, Missouri 64141-6373 and the shareholder's account number for the Portfolio should appear on the check. For fiduciary retirement plan accounts, both initial and subsequent purchases should be mailed to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204. SAFS reserves the right to reject any check made payable other than in the manner indicated above. Under certain circumstances, the Fund will accept a multi-party check (e.g., a check made payable to the shareholder by another party and then endorsed by the shareholder to the Fund in payment for the purchase of shares); however, the processing of such a check may be subject to a delay. The Fund does not verify the authenticity of the endorsement of such multi-party check, and acceptance of the check by the Fund should not be considered verification thereof. Neither the Fund nor its affiliates will be held liable for any losses incurred as a result of a fraudulent endorsement. Shares will be priced at the net asset value next determined after the order is placed with the Distributor or SAFS. See 'Additional Information Regarding Purchase of Shares' in the Statement of Additional Information for more information regarding these services and the procedures involved and when orders are deemed to be placed.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

Shares of any Portfolio may be redeemed at any time at their net asset value next determined, less any applicable CDSC, after receipt by the Fund of a redemption request in proper form. Any capital gain or loss realized by a shareholder upon any redemption of shares will be recognized for federal income tax purposes, subject to certain loss deferral rules. See 'Dividends, Distributions and Taxes.'

General. Normally payment is made by check mailed on the next business day for shares redeemed, but in any event, payment is made by check mailed within seven days after receipt by the Transfer Agent of share certificates or of a redemption request, or both, in proper form. Under unusual circumstances, the Portfolio may suspend repurchases or postpone payment for up to seven days or longer, as permitted by the federal securities laws.

Regular Redemption. Shareholders may redeem their shares by sending a written request to SAFS, Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204. Requests for redemption of shares with a value of less than $100,000 will be made by check made payable to the shareholders(s) and mailed to the address of record. All written requests for redemption of shares with a value of $100,000 or more, or those mailed to an address other than the address of record, must be endorsed by the shareholder(s) with signature(s) guaranteed by an 'eligible guarantor institution' which includes: banks, brokers, dealers, credit unions, securities and exchange associations, clearing agencies and savings associations. Guarantees must be signed by an authorized signatory of the eligible guarantor and the words 'Signature Guaranteed' must appear with the signature. Signature guarantees by notaries will not be accepted. SAFS may request further documentation from corporations, executors, administrators, trustees or guardians.

Repurchase Through The Distributor. The Distributor is authorized, as agent for the Portfolios, to offer to repurchase shares which are presented by telephone to the Distributor by investment dealers. Orders received by dealers must be at least $500. The repurchase price is the net asset value per share of the applicable class of shares of a Portfolio next-determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after the Fund's close of business, will be priced based on the next business day's close. Dealers may charge for their services in connection with the repurchase, but neither the

58

STYLE SELECT SERIES(Registered)

Portfolios nor the Distributor imposes any such service charge. The offer to repurchase may be suspended at any time, as described below.

Telephone Redemption. The Fund accepts telephone requests for redemption of shares with a value of less than $100,000. The proceeds of a telephone redemption may be sent by check payable to the shareholder(s) and mailed to the address of record by wire to the shareholder's bank account as set forth in the New Account Application Form or in a subsequent written authorization. Shareholders utilizing the redemption through the electronic funds transfer method will incur a $15.00 transaction fee. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Failure to do so may result in liability to the Fund for losses incurred due to unauthorized or fraudulent telephone instructions. Such procedures include, but are not limited to, requiring some form of personal identification prior to acting upon instructions received by telephone and/or tape recording of telephone instructions.

A shareholder making a telephone redemption should call Shareholder/Dealer Services at (800) 858-8850, and state (i) the name of the shareholder(s) appearing on the Fund's records, (ii) his or her account number with the Fund,
(iii) the name of the Portfolio, (iv) the amount to be redeemed, and (v) the name of the person(s) requesting the redemption. The Fund reserves the right to terminate or modify the telephone redemption service at any time.

Systematic Withdrawal Plan. Shareholders who have invested at least $5,000 in any of the Portfolios may provide for the periodic payment from the account pursuant to the Systematic Withdrawal Plan. At the shareholder's election, such payment may be made directly to the shareholder or to a third party on a monthly, quarterly, semi-annual or annual basis. The minimum periodic payment is $50. Maintenance of a withdrawal plan concurrently with purchases of additional shares may be disadvantageous to a shareholder because of the sales charge applicable to such purchases. Shareholders who have been issued share certificates will not be eligible to participate in the Systematic Withdrawal Plan and will have to comply with certain additional procedures in order to redeem shares. Further information may be obtained by calling Shareholder/ Dealer Services at (800) 858-8850.

Other Redemption Information. At various times, a Portfolio may be requested to redeem shares for which it has not yet received good payment. A Portfolio may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days.

Because of the high cost of maintaining smaller shareholder accounts, the Portfolio may redeem, on at least 60 days' written notice and without shareholder consent, any account that has a net asset value of less than $500 ($250 for retirement plan accounts), as of the close of business on the day preceding such notice, unless such shareholder increases the account balance to at least $500 during such 60-day period. In the alternative, the applicable Portfolio may impose a $2.00 monthly charge on accounts below the minimum account size.

If a shareholder redeems shares of any class of a Portfolio and then within one year from the date of redemption decides the shares should not have been redeemed, the shareholder may use all or any part of the redemption proceeds to reinstate, free of sales charges (Class A shares) and with the crediting of any CDSC paid with respect to such reinstated shares at the time of redemption (Class B and Class C shares), all or any part of the redemption proceeds in shares of the Portfolio at the then-current net asset value. Reinstatement may affect the tax status of the prior redemption.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------


General. Shareholders in any of the Portfolios may exchange their shares for the same class of shares of any other Portfolio or other SunAmerica Fund that offers such class at the respective net asset value per share. Additionally, Class C shareholders of a Portfolio may exchange their shares for Class II shares of another fund in the SunAmerica Family of Mutual Funds. Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial investment requirements and can only be effected if the shares

                                                STYLE SELECT SERIES(Registered)

to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days' written notice. Further information about the exchange privilege may be obtained by calling Shareholder/ Dealer Services at (800) 858-8850.

If a shareholder acquires Class A shares through an exchange from another fund in the SunAmerica Family of Mutual Funds where the original purchase of such fund's Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the 1% CDSC, if any, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be 'tacked' with the holding period of the shares acquired in the exchange for purposes of determining whether the 1% CDSC is applicable upon a redemption of any of such shares.

A shareholder who acquires Class B or Class C shares through an exchange from another fund in the SunAmerica Family of Mutual Funds will retain liability for any CDSC outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be 'tacked' with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares and of determining the timing of conversion of Class B shares to Class A.

Restrictions on Exchanges. Because excessive trading (including short-term 'market timing' trading) can hurt a Portfolio's performance, each Portfolio may refuse any exchange sell order (1) if it appears to be a market timing transaction involving a significant portion of a Portfolio's assets or (2) from any shareholder account if previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

In addition, a Portfolio reserves the right to refuse any exchange purchase order if, in the judgment of SunAmerica, the Portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchange may be restricted or refused if the Portfolio receives or anticipates simultaneous orders affecting significant portions of the Portfolio's assets. In particular, a pattern of exchanges that coincide with a 'market timing' strategy may be disruptive to the Portfolio and may therefore be refused.

Finally, as indicated under 'Purchase of Shares,' the Fund and Distributor reserve the right to refuse any order for the purchase of shares.

PORTFOLIO TRANSACTIONS, BROKERAGE AND TURNOVER
--------------------------------------------------------------------------------

The Advisers are responsible for decisions to buy and sell securities for the Portfolios, selection of broker-dealers and negotiation of commission rates for their respective portion of the relevant Portfolio. In the over-the-counter market, securities are generally traded on a 'net' basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price which includes an underwriter's concession or discount. On occasion, certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

As a general matter, the Advisers select broker-dealers which, in their best judgment, provide prompt and reliable execution at favorable security prices and reasonable commission rates. The Advisers may select broker-dealers which provide them with research services and may cause a Portfolio to pay such broker-dealers commissions which exceed those which other broker-dealers may have charged, if in the Adviser's view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Brokerage arrangements may take into account the distribution of Fund shares by broker-dealers, subject to best price and execution. In addition, brokerage may be allocated to brokers that pay (or cause

60

STYLE SELECT SERIES(Registered)


to be paid) expenses of the respective Portfolio, subject to best price and execution. An Adviser may effect portfolio transactions through an affiliated broker-dealer, acting as agent and not as principal, in accordance with Rule 17e-1 under the 1940 Act and other applicable securities laws.


Each Portfolio has no limitation regarding its policy with respect to portfolio turnover. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities, excluding short-term securities, by the average monthly value of the Portfolio's long-term portfolio securities. Under certain market conditions, the investment policies of the Portfolios may result in high portfolio turnover. Because each of the Advisers to each Portfolio manages its portion of the Portfolio's assets independently, it is possible that the same security may be purchased and sold on the same day by two or more Advisers to the same Portfolio, resulting in higher brokerage commissions for the Portfolio. Notwithstanding the foregoing, however, the portfolio turnover rates for any Portfolio are not expected to exceed 200%. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs which will be borne directly by the Portfolio. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are currently treated as ordinary income.

DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

Each Portfolio is open for business on any day the NYSE is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). Each Portfolio calculates the net asset value per share of each class separately by dividing the total value of each class's net assets by the number of shares outstanding of each class. Investments for which market quotations are readily available are valued at market at their closing price. All other securities and assets are valued at fair value following procedures approved by the Directors. For a complete description of the procedures involved in valuing various Fund assets, see the Statement of Additional Information.

PERFORMANCE DATA
--------------------------------------------------------------------------------

Each Portfolio may advertise performance data that reflect its total investment return. A brief summary of the computations is provided below and a detailed discussion is in the Statement of Additional Information. Total return is based on historical earnings and is not intended to indicate future performance.

Total return performance data may be advertised by each Portfolio. The average annual total return may be calculated for one-, five- and ten-year periods or for the lesser period since inception. These performance data represent the average annual percentage changes of a hypothetical $1,000 investment and assumes the reinvestment of all dividends and distributions and includes sales charges and recurring fees that are charged to shareholder accounts. A Portfolio's advertisements may also reflect total return performance data calculated by means of cumulative, aggregate, average, year-to-date, or other total return figures. Further, the Portfolio may advertise total return performance for periods of time in addition to those noted above.

Although expenses for Class B and Class C shares may be higher than those for Class A shares, the performance of Class B and Class C shares may be higher than the performance of Class A shares after giving effect to the impact of the sales charges and 12b-1 fees applicable to each class of shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Dividends and Distributions. For each Portfolio other than the Large-Cap Blend Portfolio, dividends from net investment income, if any, are to be paid at least annually. For the Large-Cap Blend Portfolio, dividends from net investment income, if any, are to be paid quarterly. Dividends and distributions generally are taxable in the year in which they are paid, except any dividends paid in January which were declared in the previous calendar quarter will be treated as paid in December of the previous year.

                                                STYLE SELECT SERIES(Registered)

Dividends and distributions are to be paid in additional shares based on the next determined net asset value, unless the shareholder elects in writing, not less than five business days prior to the payment date, to receive amounts in excess of $10 in cash.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, no interest will accrue on amounts represented by uncashed dividend or distribution checks.

In addition to having the dividends and distributions of a Portfolio reinvested in shares of such Portfolio, a shareholder may, if he or she so elects on the New Account Application, have dividends and distributions invested in the same class of shares of any other SunAmerica Mutual Fund or any other Portfolio of the Fund at the then-current net asset value of such fund(s).

The excess of net realized capital gains from the sale of assets held for more than 12 months over net capital losses ('net capital gains'), if any, with respect to each Portfolio, will be distributed to the shareholders at least annually. Each Portfolio's policy is to offset any prior year capital loss carry forward against any realized capital gains, and accordingly, no distribution of capital gains will be made until gains have been realized in excess of any such loss carry forward.

Taxes. Each Portfolio intends to qualify and elect to be taxed as a regulated investment company under the Code. While so qualified, the Fund and each of the Portfolios will not be subject to U.S. Federal income tax on the portion of its investment company taxable income and net capital gains distributed to its shareholders.

Dividends of net investment income and distributions of any net realized short-term capital gain ('ordinary income dividends'), whether paid in cash or reinvested in shares of the Portfolios, are taxable to shareholders as ordinary income. Distributions made from the Fund's net capital gains (including gains from certain transactions in futures and options) are taxable to shareholders as capital gains, regardless of the length of time the shareholder has owned Fund shares. To the extent a Portfolio's income is derived from certain dividends received from domestic corporations, a portion of the dividends paid to corporate shareholders of such Portfolios will be eligible for the 70% dividends-received deduction. It generally is not anticipated that dividends paid by the International Equity Portfolio will qualify for the dividends-received deduction.

Ordinary income dividends paid by the Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.


Income and capital gains received by each Portfolio with respect to foreign investments may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% in value of the Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, the Portfolio will be eligible and may choose to file an election with the Internal Revenue Service pursuant to which shareholders of the Portfolio may include their proportionate share of such withholding taxes in their U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable incomes or, alternatively, subject to certain limitations, holding period requirements and other provisions, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by non-corporate shareholders who do not itemize deductions. Of course, certain retirement accounts which are not subject to tax cannot claim foreign tax credits on investments in foreign securities held in the Fund. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Portfolio's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Portfolio will report annually to its shareholders the amount per share of such withholding taxes. It is not anticipated that the Portfolios, other than the International Equity Portfolio, will qualify to elect to pass foreign taxes through to their shareholders.


No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class A shares. A shareholder's basis in the Class A shares acquired will be the same as such shareholder's basis in the Class B shares converted,

62

STYLE SELECT SERIES(Registered)

and the holding period of the acquired Class A shares will include the holding period for the converted Class B shares.


A shareholder who holds shares as a capital asset (i.e., generally, for investment) generally will recognize a capital gain or loss upon the sale or exchange of such shares. In the case of an individual, any such capital gain will be treated as short-term capital gain if the shares were held for not more than 12 months, capital gain taxable at the maximum rate of 28% if such shares were held for more than 12, but not more than 18 months, and capital gain taxable at the maximum rate of 20% if such shares were held for more than 18 months. In the case of a corporation, any such capital gain will be treated as long-tem capital gain, taxable at the same rates as ordinary income, if such shares were held for more than 12 months. Any such capital loss will be a long-term capital loss if such shares were held for more than one year. However, any loss realized by a shareholder who held shares for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.


If a shareholder exercises the exchange privilege within 90 days of acquiring such shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent the sales charge paid to the Fund reduces any charges the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares. See 'Exchange Privilege.'

A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gains distributions and redemption payments ('backup withholding'). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that the investor is not otherwise subject to backup withholding.

Statements as to the tax status of distributions to shareholders of the Fund will be mailed annually. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes. Foreign shareholders are also urged to consult their own tax advisers regarding the foreign tax consequences of ownership of interests in a Portfolio. See 'Dividends, Distributions and Taxes' in the Statement of Additional Information.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Reports to Shareholders. The Fund sends to its shareholders audited annual and unaudited semi-annual reports for the Portfolios. The financial statements appearing in annual reports are audited by independent accountants. In addition, the Transfer Agent sends to each shareholder having an account directly with the Fund a statement confirming transactions in the account.

Organization. The Fund, a corporation organized under the laws of the state of Maryland on July 3, 1996, is an open-end management investment company, commonly referred to as a mutual fund. The total number of shares which the Fund has authority to issue is one billion (1,000,000,000) shares of common stock (par value $0.0001 per share), amounting in aggregate par value to one hundred thousand dollars ($100,000.00). All of such shares of common stock are classified into nine separate Portfolios known as the Large-Cap Growth Portfolio, the Mid-Cap Growth Portfolio, the Aggressive Growth Portfolio, the Large-Cap Blend Portfolio, the Large-Cap Value Portfolio, the Value Portfolio, the Small-Cap Value Portfolio, the International Equity Portfolio and the Focus Portfolio. Except for the Focus Portfolio, all of the shares of each such Portfolio are initially classified into four classes: Class A, Class B, Class C or Class Z. Each such Portfolio initially consists of twenty-five million (25,000,000) shares of each class. Only Class A, Class B and Class C shares are currently being offered to the public. The Focus Portfolio is offered through a separate prospectus which can be obtained by contacting Shareholder/Dealer Services at (800) 858-8850.

The Fund does not hold annual shareholder meetings. The Directors are required to call a meeting of shareholders for the purpose of voting upon the

                                                STYLE SELECT SERIES(Registered)

question of removal of any Director when so requested in writing by the shareholders of record holding at least 10% of the Fund's outstanding shares. Each share of each Portfolio has equal voting rights on each matter pertaining to that Portfolio or matters to be voted upon by the Fund. Each share of each Portfolio is entitled to participate equally with the other shares of that Portfolio in dividends and other distributions and the proceeds of any liquidation, except that, due to the differing expenses borne by the classes, such dividends and proceeds are likely to be lower for Class B and Class C shares than for Class A shares. See the Statement of Additional Information for more information with respect to the distinctions among classes.

Independent Accountants and Legal Counsel. Price Waterhouse LLP has been selected as independent accountants for the Fund. The firm of Shereff, Friedman, Hoffman & Goodman, LLP has been selected as legal counsel for the Fund.


Year 2000 Readiness. Many services provided to the Fund and the shareholders by SunAmerica, the Advisers, the Distributor and the Administrator rely on the smooth functioning of their computer and computer-based systems as well as those of their outside service providers. Many computer and computer-based systems cannot distinguish the year 2000 from the year 1900 because of the way the systems encode and calculate dates. This year 2000 issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing and account services. SunAmerica, the Advisers, the Distributor and the Administrator recognize the importance of the year 2000 issue and are taking the appropriate steps necessary in preparation of the year 2000. SunAmerica, the Advisers, the Distributor and the Administrator fully anticipate that their systems and those of their outside service providers will be adapted in time for the year 2000, and to further this goal have coordinated a plan to repair, adapt or replace systems that are not year 2000 compliant, and have obtained similar representations from their outside service providers. SunAmerica, the Advisers, the Distributor and the Administrator expect to significantly complete their plan by the end of the 1998 calendar year and perform appropriate systems testing in the 1999 calendar year.


Shareholder Inquiries. All inquiries regarding the Fund should be directed to the Fund at the telephone number or address on the cover page of this Prospectus. For questions concerning share ownership, dividends, transfer of ownership or share redemption, contact SAFS, Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204, or call Shareholder/Dealer Services at (800) 858-8850.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, SUNAMERICA, ANY ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION IN WHICH SUCH OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY MAY NOT LAWFULLY BE MADE.

                           STYLE SELECT SERIES
                   Statement of Additional Information
                           dated June 15, 1998


The SunAmerica Center                                  General Marketing and
733 Third Avenue                                       Shareholder Information
New York, NY  10017-3204                               (800) 858-8850




         Style Select Series, Inc. (the "Fund") is a mutual fund consisting of nine different investment portfolios: the Large-Cap Growth Portfolio, the Mid-Cap Growth Portfolio, the Aggressive Growth Portfolio, the Large-Cap Blend Portfolio, the Large-Cap Value Portfolio, the Value Portfolio, the Small-Cap Value Portfolio, the International Equity Portfolio and the Focus Portfolio (each, a "Portfolio"). This Statement of Additional Information relates to all Portfolios except the Focus Portfolio. Each Portfolio is managed by SunAmerica Asset Management Corp. ("SunAmerica"). The assets of each Portfolio are normally allocated among at least three investment advisers (each, an "Adviser"), each of which is independently responsible for advising its respective portion of the Portfolio's assets. The Advisers may include SunAmerica, and otherwise will consist of professional investment advisers selected by SunAmerica subject to the review and approval of the Fund's Board of Directors. In choosing Advisers, SunAmerica will seek to obtain, within each Portfolio's overall objective, a distinct investment style.



         This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Fund's Prospectus dated June 15, 1998. To obtain a Prospectus, please call the Fund at (800) 858-8850. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.









                                                 TABLE OF CONTENTS

                                                                                                             Page
The Fund ................................................................................................        B-2
Investment Objectives and Policies.......................................................................        B-2
Portfolio Turnover.......................................................................................       B-29
Investment Restrictions..................................................................................       B-30
Directors and Officers...................................................................................       B-31
Advisers, Distributor and Administrator..................................................................       B-36
Portfolio Transactions and Brokerage.....................................................................       B-43
Additional Information Regarding Purchase of Shares......................................................       B-44
Additional Information Regarding Redemption of Shares....................................................       B-50
Determination of Net Asset Value.........................................................................       B-50
Performance Data.........................................................................................       B-51
Dividends, Distributions and Taxes.......................................................................       B-57
Retirement Plans.........................................................................................       B-62
Description of Shares....................................................................................       B-63
Additional Information...................................................................................       B-64
Financial Statements.....................................................................................       B-66
Appendix................................................................................................. Appendix-1

         No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, SunAmerica, any Adviser or SunAmerica Capital Services (the "Distributor"). This Statement of Additional Information and the Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy may not lawfully be made.

                                 THE FUND

         The Fund, organized as a Maryland corporation on July 3, 1996, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund consists of nine Portfolios; except for the Focus Portfolio, each offers Class A, Class B and Class C shares. The Aggressive Growth Portfolio, Large-Cap Value Portfolio, Value Portfolio, Small-Cap Value Portfolio and International Equity Portfolio each offers Class Z shares.

                    INVESTMENT OBJECTIVES AND POLICIES

         The investment objective and policies of each of the Portfolios are described in the Fund's Prospectus. Certain types of securities in which the Portfolios may invest and certain investment practices which the Portfolios may employ, which are described under "Investment Techniques and Risk Factors" in the Prospectus, are discussed more fully below.

         Warrants. A Portfolio may invest in warrants which give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration. Such investments generally can provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, he risks the loss of his entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer.

         Investment in Small, Unseasoned Companies. As described in the Prospectus, each Portfolio may invest in the securities of small companies having market capitalizations under $1 billion. These securities may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investment companies and investors who invest in such issuers trade the same securities when a Portfolio attempts to dispose of its holdings, the Portfolio may receive lower prices than might otherwise be obtained.

         Companies with a market capitalization of $1 billion to $5 billion ("Mid-Cap Companies") may also suffer more significant losses as well as realize more substantial growth than larger, more established issuers. Thus, investments in such companies tend to be more volatile and somewhat speculative.

         Foreign Securities. Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets.

         Each Portfolio may invest in securities of foreign issuers in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other similar securities convertible into securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depository of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. A Portfolio may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Portfolio may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in three days. The Portfolio may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. For purposes of a Portfolio's investment policies, the Portfolio's investments in these types of securities will be deemed to be investments in the underlying securities. Generally ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets.

         Investments in foreign securities, including securities of developing countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates than the U.S.; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies.


         Passive Foreign Investment Companies ("PFICs"). The Large-Cap Growth Portfolio, Aggressive Growth Portfolio and International Equity Portfolio may invest in PFICs, which are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To the extent that a Portfolio invests in PFICs, income tax regulations may require the Portfolio to elect to recognize income associated with the PFIC prior to the actual receipt of any such income in order to avoid adverse tax consequences.


         U.S. Government Securities. A Portfolio may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. A Portfolio may also invest in securities issued by agencies of the U.S. government or instrumentalities of the U.S. government. These obligations, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. Obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

         A Portfolio may, in addition to the U.S. government securities noted above, invest in mortgage-backed securities (including private mortgage-backed securities), such as GNMA, FNMA or FHLMC certificates (as defined below), which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.

         The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Portfolio to differ from the yield calculated on the basis of the expected average life of the pool.

         Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Portfolio receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Portfolio. Monthly interest payments received by the Portfolio have a compounding effect which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. A Portfolio may purchase mortgage-backed securities at a premium or at a discount.

         The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:

         GNMA Certificates. GNMA Certificates are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Portfolio may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

         GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration or the Farmers' Home Administration, or guaranteed by the Veterans Administration. The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

         The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Portfolio has purchased the certificates at a premium in the secondary market.

         FHLMC Certificates. The Federal Home Loan Mortgage Corporation ("FHLMC") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCS") and guaranteed mortgage certificates ("GMCs") (collectively, "FHLMC Certificates"). PCS resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCS and the ultimate payment of principal.

         GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S.
Government.

         FNMA Certificates. The Federal National Mortgage Association ("FNMA") issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

         Conventional mortgage pass-through securities ("Conventional Mortgage Pass-Throughs") represent participation interests in pools of mortgage loans that are issued by trusts formed by originators of the institutional investors in mortgage loans (or represent custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, insurance companies, investment banks or special purpose subsidiaries of the foregoing. For federal income tax purposes, such trusts are generally treated as grantor trusts or REMICs and, in either case, are generally not subject to any significant amount of federal income tax at the entity level.

         The mortgage pools underlying Conventional Mortgage Pass-Throughs consist of conventional mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on residential or mixed residential and commercial properties. Conventional Mortgage Pass-Throughs (whether fixed or adjustable rate) provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amount paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs which in turn will ultimately evidence interests in mortgage loans.

         Conventional mortgage pools generally offer a higher rate of interest than government and government-related pools because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loans, title, pool and hazard insurance and letters of credit. The insurance and guarantees may be issued by private insurers and mortgage poolers. Although the market for such securities is becoming increasingly liquid, mortgage-related securities issued by private organizations may not be readily marketable.

         Another type of mortgage-backed security in which each Portfolio may invest is a collateralized mortgage obligation ("CMO"). CMOs are fully collateralized bonds which are the general obligations of the issuer thereof (e.g., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee

(under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs.

         Principal and interest on the underlying mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full. -

         Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

         A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay CMOs which generally require that specified amounts of principal be applied on each payment date to one or more classes of CMOs (the "PAC Certificates"), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created to absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields which are much more volatile than the PAC classes.

         Each Portfolio may also invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. Stripped mortgage-backed securities have greater market volatility than other types of U.S. Government securities in which a Portfolio invests. A common type of stripped mortgage-backed security has one class receiving some of the interest and all or most of the principal (the "principal only" class) from the mortgage pool, while the other class will receive all or most of the interest (the "interest only" class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on a Portfolio's yield. While interest-only and principal-only securities are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Portfolio's net asset value per share. Only government interest only and principal only securities backed by fixed-rate mortgages and determined to be liquid under guidelines and standards established by the Directors may be considered liquid securities not subject to a Portfolio's limitation on investments in illiquid securities.

         Certain Risk Factors Relating to High-Yield Bonds. These bonds present certain risks which are discussed below:

                  Sensitivity to Interest Rate and Economic Changes - High-yield bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, a Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio's net asset value.

                  Payment Expectations - High-yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

                  Liquidity and Valuation - There may be little trading in the secondary market for particular bonds, which may affect adversely a Portfolio's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market.

         Asset-Backed Securities. Each Portfolio may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

          Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

          Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

         Loan Participations. Each Portfolio may invest in loan participations. Loan participations are loans sold by the lending bank to an investor. The loan participant borrower may be a company with highly-rated commercial paper that finds it can obtain cheaper funding through a loan participation than with commercial paper and can also increase the company's name recognition in the capital markets. Loan participations often generate greater yield than commercial paper.

         The borrower of the underlying loan will be deemed to be the issuer except to the extent the Portfolio derives its rights from the intermediary bank which sold the loan participations. Because loan participations are undivided interests in a loan made by the issuing bank, the Portfolio may not have the right to proceed against the loan participations borrower without the consent of other holders of the loan participations. In addition, loan participations will be treated as illiquid if, in the judgment of the Adviser, they can not be sold within seven days.

         Short-Term Debt Securities. As described in the Prospectus, in addition to its primary investments, a Portfolio may also invest in the following types of money market and short-term fixed-income securities:

                  Money Market Securities - Money Market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers' acceptances, time deposits and certificates of deposit.

                  Commercial Bank Obligations - Certificates of deposit (interest-bearing time deposits), including Eurodollar certificates of deposit (certificates of deposit issued by domestic or foreign banks located outside the U.S.) and Yankee certificates of deposit (certificates of deposit issued by branches of foreign banks located in the U.S.), domestic and foreign bankers' acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks with total assets in excess of $1 billion, based on the latest published reports. A Portfolio may also invest in obligations issued by U.S. commercial banks with total assets of less than $1 billion if the principal amount of these obligations owned by the Portfolio is fully insured by the Federal Deposit Insurance Corporation ("FDIC"). A Portfolio may also invest in notes and obligations issued by foreign branches of U.S. and foreign commercial banks.

                  Savings Association Obligations - Certificates of deposit (interest-bearing time deposits) issued by mutual savings banks or savings and loan associations with assets in excess of $1 billion and whose deposits are insured by the FDIC. A Portfolio may also invest in obligations issued by mutual savings banks or savings and loan associations with total assets of less than $1 billion if the principal amount of these obligations owned by the Portfolio is fully insured by the FDIC.

                  Commercial Paper - Short-term notes (up to 12 months) issued by domestic and foreign corporations or governmental bodies. A Portfolio may only purchase commercial paper judged by the Adviser to be of suitable investment quality. This includes commercial paper that is (a) rated in the two highest categories by Standard & Poor's Corporation ("Standard & Poor's") and by Moody's Investors Service, Inc. ("Moody's"), or (b) other commercial paper deemed on the basis of the issuer's creditworthiness to be of a quality appropriate for the Portfolio. See "Description of Commercial Paper and Bond Ratings" for a description of the ratings. A Portfolio will not purchase commercial paper described in (b) above if such paper would in the aggregate exceed 15% of its total assets after such purchase. The commercial paper in which a Portfolio may invest includes variable amount master demand notes. Variable amount master demand notes permit a Portfolio to invest varying amounts at fluctuating rates of interest pursuant to the agreement in the master note. These are direct lending obligations between the lender and borrower, they are generally not traded, and there is no secondary market. Such instruments are payable with accrued interest in whole or in part on demand. The amounts of the instruments are subject to daily fluctuations as the participants increase or decrease the extent of their participation. Investments in these instruments are limited to those that have a demand feature enabling the Portfolio unconditionally to receive the amount invested from the issuer upon seven or fewer days' notice. In connection with master demand note arrangements, the Adviser, subject to the direction of the Directors, monitors on an ongoing basis, the earning power, cash flow and other liquidity ratios of the borrower, and its ability to pay principal and interest on demand. The Adviser also considers the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or Standard & Poor's and a Portfolio may invest in them only if it is determined that at the time of investment the notes are of comparable quality to the other commercial paper in which the Portfolio may invest. Master demand notes are considered to have a maturity equal to the repayment notice period unless the Adviser has reason to believe that the borrower could not make timely repayment upon demand.

                  Corporate Bonds and Notes - A Portfolio may purchase corporate obligations that mature or that may be redeemed in one year or less. These obligations originally may have been issued with maturities in excess of one year. A Portfolio may invest only in corporate bonds or notes of issuers having outstanding short-term securities rated in the top two rating categories by Standard & Poor's and Moody's. See "Description of Commercial Paper and Bond Ratings" for description of investment-grade ratings by Standard & Poor's and Moody's.

                  Government Securities - Debt securities maturing within one year of the date of purchase include adjustable-rate mortgage securities backed by GNMA, FNMA, FHLMC and other non-agency issuers. Although certain floating or variable rate obligations (securities whose coupon rate changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered short-term debt securities. See "U.S. Government Securities" above. A Portfolio may also purchase securities issued or guaranteed by a foreign government, its agencies or instrumentalities. See "Foreign Securities" above.

         Repurchase Agreements. A Portfolio may enter into repurchase agreements with banks, brokers or securities dealers. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount which reflects an agreed-upon rate of return effective for the period of time a Portfolio's money is invested in the security. Whenever a Portfolio enters into a repurchase agreement, it obtains collateral having a value equal to at least 102% (100% if such collateral is in the form of cash) of the repurchase price, including accrued interest. The instruments held as collateral are valued daily and if the value of the instruments declines, the Portfolio will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreements declines, the Portfolio may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited. The Directors have established guidelines to be used by the Adviser in connection with transactions in repurchase agreements and will regularly monitor each Portfolio's use of repurchase agreements. A Portfolio will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% of the value of its net assets. However, there is no limit on the amount of a Portfolio's net assets that may be subject to repurchase agreements having a maturity of seven days or less for temporary defensive purposes.

         Hedging and Income Enhancement Strategies. Each Portfolio may write (i.e., sell) call options ("calls") on securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions. After writing such a covered call, up to 25% of a Portfolio's total assets may be subject to calls. All such calls written by a Portfolio must be "covered" while the call is outstanding (i.e., the Portfolio must own the securities subject to the call or other securities acceptable for applicable escrow requirements). Calls on Futures (defined below) used to enhance income must be covered by deliverable securities or by liquid assets segregated to satisfy the Futures contract. If a call written by the Portfolio is exercised, the Portfolio forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

         Primarily for hedging purposes, and from time to time for income enhancement, each Portfolio may use interest rate futures contracts, foreign currency futures contracts and stock and bond index futures contracts, including futures on U.S. government securities (together, "Futures"); forward contracts on foreign currencies ("Forward Contracts"); and call and put options on equity and debt securities, Futures, stock and bond indices and foreign currencies (all the foregoing referred to as "Hedging Instruments"). Hedging Instruments may be used to attempt to: (i) protect against possible declines in the market value of a Portfolio's portfolio resulting from downward trends in the equity and debt securities markets (generally due to a rise in interest rates); (ii) protect a Portfolio's unrealized gains in the value of its equity and debt securities which have appreciated; (iii) facilitate selling securities for investment reasons; (iv) establish a position in the equity and debt securities markets as a temporary substitute for purchasing particular equity and debt securities; or (v) reduce the risk of adverse currency fluctuations.

         A Portfolio's strategy of hedging with Futures and options on Futures will be incidental to its activities in the underlying cash market. When hedging to attempt to protect against declines in the market value of the portfolio, to permit a Portfolio to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, a Portfolio could:
(i) sell Futures; (ii) purchase puts on such Futures or securities; or
(iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that portfolio securities are not fully included in a rise in value of the debt securities market, a Portfolio could: (i) purchase Futures, or (ii) purchase calls on such Futures or on securities. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, a Portfolio could: (i) purchase puts on that foreign currency and on foreign currency Futures; (ii) write calls on that currency or on such Futures; or (iii) enter into Forward Contracts at a lower rate than the spot ("cash") rate. Additional information about the Hedging Instruments the Portfolio may use is provided below.

Options

         Options on Securities. As noted above, each Portfolio may write and purchase call and put options on equity and debt securities.

         When a Portfolio writes a call on a security, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A Portfolio has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

         To terminate its obligation on a call it has written, a Portfolio may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Portfolio retains the underlying security and the premium received. If a Portfolio could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

         When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Portfolio will lose its premium payment and the right to purchase the underlying investment.

         A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to a Portfolio as writing a covered call. The premium a Portfolio receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Portfolio (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Portfolio may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

         A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

         When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Portfolio owns enables the Portfolio to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Portfolio will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit).

         Buying a put on an investment a Portfolio does not own permits the Portfolio either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Portfolio could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

         When writing put options on securities, to secure its obligation to pay for the underlying security, a Portfolio will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. A Portfolio therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a Portfolio as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Portfolio to take delivery of the underlying security against payment of the exercise price. A Portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a Portfolio effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Portfolio has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

         Options on Foreign Currencies. Each Portfolio may write and purchase puts and calls on foreign currencies. A call written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Portfolio) upon conversion or exchange of other foreign currency held in its portfolio. A put option is "covered" if the Portfolio segregates cash or liquid securities with a value at least equal to the exercise price of the put option. A call written by a Portfolio on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Portfolio collateralizes the option by segregating cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

         Options on Securities Indices. As noted above, each Portfolio may write and purchase call and put options on securities indices. Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When a Portfolio buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Portfolio, a seller of a corresponding call on the same investment will pay the Portfolio an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When a Portfolio buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio's exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

Futures and Options on Futures

         Futures. Upon entering into a Futures transaction, a Portfolio will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the Future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

         Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the Futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

         Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the Futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

         As noted above, each Portfolio may purchase and sell foreign currency futures contracts for hedging or income enhancement purposes to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. Each Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

         Conversely, each Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         Options on Futures. As noted above, the Portfolio may purchase and write options on interest rate futures contracts, stock and bond index futures contracts, forward contracts and foreign currency futures contracts. (Unless otherwise specified, options on interest rate futures contracts, options on stock and bond index futures contracts and options on foreign currency futures contracts are collectively referred to as "Options on Futures.")

         The writing of a call option on a Futures contract constitutes a partial hedge against declining prices of the securities in the portfolio. If the Futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its Options on Futures positions, a Portfolio's losses from exercised Options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         A Portfolio may purchase Options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call Options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call but the securities which the Portfolio intends to purchase may be less expensive.

Forward Contracts

         A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. No price is paid or received upon the purchase or sale of a Forward Contract.

         A Portfolio may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

         A Portfolio may enter into Forward Contracts with respect to specific transactions. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates receipt of dividend payments in a foreign currency, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

         A Portfolio may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when a Portfolio believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the portfolio securities denominated in such foreign currency, or when a Portfolio believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount. In this situation a Portfolio may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Portfolio believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Portfolio are denominated ("cross-hedged"). A Portfolio may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated ("proxy hedging").

         The Portfolio will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolio will segregate cash or liquid securities having a value equal to the aggregate amount of the Portfolio's commitments under Forward Contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated assets will equal the amount of the Portfolio's commitments with respect to such contracts. As an alternative to segregating assets, a Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

         The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Portfolio to sustain losses on these contracts and transactions costs.

         At or before the maturity of a Forward Contract requiring a Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Portfolio would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

         The cost to a Portfolio of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Portfolio must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

         Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Additional Information About Hedging Instruments and Their Use

         The Fund's custodian, or a securities depository acting for the custodian, will act as the Portfolios' escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Portfolio has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Portfolio's entering into a closing transaction.

         An option position may be closed out only on a market which provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio's option activities may affect its turnover rate and brokerage commissions. The exercise by a Portfolio of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within a Portfolio's control, holding a put might cause the Portfolio to sell the related investments for reasons which would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Portfolio's net asset value being more sensitive to changes in the value of the underlying investments.

         In the future, each Portfolio may employ Hedging Instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Portfolio's investment objectives, legally permissible and adequately disclosed.

Regulatory Aspects of Hedging Instruments

         Each Portfolio must operate within certain restrictions as to its long and short positions in Futures and options thereon under a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission (the "CFTC") under the Commodity Exchange Act (the "CEA"), which excludes the Portfolio from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) if it complies with the CFTC Rule. In particular, the Portfolio may (i) purchase and sell Futures and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Portfolio's assets committed to margin and option premiums, and (ii) enter into non-hedging transactions, provided that the Portfolio may not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing Futures positions and option premiums would exceed 5% of the fair value of its portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

         Transactions in options by a Portfolio are subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options which a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when a Portfolio purchases a Future, the Portfolio will segregate cash or liquid securities in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

Possible Risk Factors in Hedging

         In addition to the risks discussed in the Prospectus and above, there is a risk in using short hedging by selling Futures to attempt to protect against decline in value of the portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Portfolio's securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions which could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point-of-view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

         If a Portfolio uses Hedging Instruments to establish a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Adviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Portfolio will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the debt securities purchased.

         Illiquid and Restricted Securities. No more than 15% of the value of a Portfolio's net assets, determined as of the date of purchase, may be invested in illiquid securities including repurchase agreements which have a maturity of longer than seven days, interest-rate swaps, currency swaps, caps, floors and collars, or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, each of the Portfolios will seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities).

         In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act for which there is a readily available market may be deemed to be liquid. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Directors. In reaching liquidity decisions the Adviser will consider, inter alia, pursuant to guidelines and procedures established by the Directors, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         Commercial paper issues in which a Portfolio's net assets may be invested include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration which is afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. A Portfolio's 15% limitation on investments in illiquid securities includes Section 4(2) paper other than Section 4(2) paper that the Adviser has determined to be liquid pursuant to guidelines established by the Directors. The Directors have delegated to the Advisers the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Directors that require the Advisers to take into account the same factors described above for other restricted securities and require the Advisers to perform the same monitoring and reporting functions.

         Hybrid Instruments; Indexed/Structured Securities. Hybrid Instruments, including indexed or structured securities, have been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

         Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

         The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

         Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

         Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

         Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counter party or issuer of the Hybrid Instrument would be an additional risk factor which the Portfolio would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission (the "SEC"), which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

         The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio. Accordingly, each Portfolio will limit its investments in Hybrid Instruments to 10% of total assets at the time of purchase. However, because of their volatility, it is possible that a Portfolio's investment in Hybrid Instruments will account for more than 10% of the Portfolio's return (positive or negative).

         When-Issued Securities and Firm Commitment Agreement. A Portfolio may purchase or sell securities on a "when-issued" or "delayed delivery" basis and may purchase securities on a firm commitment basis. Although a Portfolio will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Portfolio may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by a Portfolio and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. A Portfolio will maintain a segregated account with its Custodian, consisting of cash or liquid securities at least equal to the value of purchase commitments until payment is made. A Portfolio will likewise segregate liquid assets in respect of securities sold on a delayed delivery basis.

         A Portfolio will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Portfolio engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in a Portfolio losing the opportunity to obtain a price and yield considered to be advantageous. If a Portfolio chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a firm commitment, it may incur a gain or loss. (At the time a Portfolio makes a commitment to purchase or sell a security on a when-issued or firm commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)

         To the extent a Portfolio engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage. A Portfolio enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and firm commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Adviser before settlement of a purchase will affect the value of such securities and may cause a loss to a Portfolio.

         When-issued transactions and firm commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Portfolio might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

         Loans of Portfolio Securities. Consistent with applicable regulatory requirements, each Portfolio may lend portfolio securities in amounts up to 331/3% of total assets to brokers, dealers and other financial institutions, provided, that such loans are callable at any time by the Portfolio and are at all times secured by cash or equivalent collateral. In lending its portfolio securities, a Portfolio receives income while retaining the securities' potential for capital appreciation. The advantage of such loans is that a Portfolio continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will be invested in short-term obligations. A loan may be terminated by the borrower on one business day's notice or by a Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to a Portfolio; and any gain or loss in the market price of the loaned security during the loan would inure to the Portfolio. Each Portfolio will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

         Since voting or consent rights which accompany loaned securities pass to the borrower, each Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio's investment in the securities which are the subject of the loan.

         Reverse Repurchase Agreements. A Portfolio may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Adviser to be creditworthy. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Portfolio will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of cash or liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's repurchase obligation, and the Portfolio's use of proceeds of the agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings and are subject to the percentage limitations on borrowings. See "Investment Restrictions."

         Dollar Rolls. Each Portfolio may enter into "dollar rolls" in which a Portfolio sells mortgage or other asset-backed securities ("Roll Securities") for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal and interest paid on the Roll Securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. A Portfolio will only enter into covered rolls. Because "roll" transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.

         Dollar rolls involve certain risks including the following: if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument which the Portfolio is required to repurchase may be worth less than an instrument which the Portfolio originally held. Successful use of dollar rolls will depend upon the Adviser's ability to predict correctly interest rates and in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

         Standby Commitments. Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, the Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Portfolio, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Adviser may rely upon its evaluation of a bank's credit in determining whether to support an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Portfolio; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

         Interest-Rate Swaps, Mortgage Swaps, Caps, Collars and Floors. In order to protect the value of portfolios from interest rate fluctuations and to hedge against fluctuations in the fixed income market in which certain of the Portfolios' investments are traded, the Portfolio may enter into interest-rate swaps and mortgage swaps or purchase or sell interest-rate caps, floors or collars. The Portfolio will enter into these hedging transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio and to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio may also enter into interest-rate swaps for non-hedging purposes. Interest-rate swaps are individually negotiated, and the Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and interest-rate positions. A Portfolio will only enter into interest-rate swaps on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest-rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest-rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. The use of interest-rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. All of these investments may be deemed to be illiquid for purposes of the Portfolio's limitation on investment in such securities. Inasmuch as these investments are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, the Fund believes such obligations do not constitute senior securities and accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest-rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940

Act. The Portfolio will also establish and maintain such segregated accounts with respect to its total obligations under any interest-rate swaps that are not entered into on a net basis and with respect to any interest-rate caps, collars and floors that are written by the Portfolio.

         A Portfolio will enter into these transactions only with banks and recognized securities dealers believed by the Adviser to present minimal credit risk in accordance with guidelines established by the Board of Directors. If there is a default by the other party to such a transaction, the Portfolio will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

         The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps.

         Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to reference pool or pools of mortgages.

         The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate floor.

                            PORTFOLIO TURNOVER

         The portfolio turnover rate is calculated for each Portfolio by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of the value of portfolio securities owned during the fiscal year. For purposes of this calculation, securities which at the time of purchase had a remaining maturity of one year or less are excluded from the numerator and the denominator. Transactions in Futures or the exercise of calls written by a Portfolio may cause the Portfolio to sell portfolio securities, thus increasing its turnover rate. The exercise of puts also may cause a sale of securities and increase turnover; although such exercise is within a Portfolio's control, holding a protective put might cause the Portfolio to sell the underlying securities for reasons which would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys or sells a security in connection with the exercise of a put or call. Some commissions may be higher than those which would apply to direct purchases or sales of portfolio securities. Because each of the Advisers to each Portfolio manages its portion of the Portfolio's assets independently, it is possible that the same security may be purchased and sold on the same day by two or more Advisers to the same Portfolio, resulting in higher brokerage commissions for the Portfolio. It is not anticipated that the annual rate of portfolio turnover will exceed 200%.

         High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs which will be borne directly by a Portfolio. High portfolio turnover may also involve a possible increase in short-term capital gains or losses.

                         INVESTMENT RESTRICTIONS

         The Fund has adopted for each Portfolio certain investment restrictions that are fundamental policies and cannot be changed without the approval of the holders of a majority of that Portfolio's outstanding shares. Such majority is defined as the vote of the lesser of (i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. Each Portfolio may not:

         1. Invest more than 25% of the Portfolio's total assets in the securities of issuers in the same industry. Obligations of the U.S. Government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration.

         2. Invest in real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein); provided that a Portfolio may hold or sell real estate acquired as a result of the ownership of securities.

         3. Purchase or sell commodities or commodity contracts, except to the extent that the Portfolio may do so in accordance with applicable law and the Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act. Any Portfolio may engage in transactions in put and call options on securities, indices and currencies, spread transactions, forward and futures contracts on securities, indices and currencies, put and call options on such futures contracts, forward commitment transactions, forward foreign currency exchange contracts, interest rate, mortgage and currency swaps and interest rate floors and caps and may purchase hybrid instruments.

         4. Make loans to others except for (a) the purchase of debt securities; (b) entering into repurchase agreements; and (c) the lending of its portfolio securities.

         5. Borrow money, except that (i) each Portfolio may borrow from banks in amounts up to 331/3% of its total assets for temporary or emergency purposes, (ii) each Portfolio may borrow for investment purposes to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets), and (iii) a Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. This policy shall not prohibit a Portfolio's engaging in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

         6. Issue senior securities as defined in the 1940 Act, except that each Portfolio may enter into repurchase agreements, reverse repurchase agreements, dollar rolls, lend its portfolio securities and borrow money from banks, as described above, and engage in similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

         7. Engage in underwriting of securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities of the Portfolio.

         The following additional restrictions are not fundamental policies and may be changed by the Directors without a vote of shareholders. Each Portfolio may not:

         8. Purchase securities on margin, provided that margin deposits in connection with futures contracts, options on futures contracts and other derivative instruments shall not constitute purchasing securities on margin.

         9. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts. In addition, a Portfolio may pledge assets in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

         10. Invest in securities of other registered investment companies, except by purchases in the open market, involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

         11. Enter into any repurchase agreement maturing in more than seven days or investing in any other illiquid security if, as a result, more than 15% of a Portfolio's net assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of that Act that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Directors, will not be considered illiquid for purposes of this 15% limitation on illiquid securities.

                          DIRECTORS AND OFFICERS

         The following table lists the Directors and executive officers of the Fund, their ages, business addresses, and principal occupations during the past five years. The SunAmerica Mutual Funds ("SAMF") consist of SunAmerica Equity Funds, SunAmerica Income Funds and SunAmerica Money Market Funds, Inc. An asterisk indicates those Directors who are interested persons of the Fund within the meaning of the 1940 Act.



                                        Position         Principal Occupations
Name, Age and Address                   with the Fund    During Past 5 Years
---------------------                   -------------    -------------------
S. James Coppersmith, 65                Director         Director/Trustee of the Boston Stock
Emerson College                                          Exchange, Uno Restaurant Corp., Waban
100 Beacon Street                                        Corp., Kushner-Locke Co., Chayron Inc.;
Boston, MA 02116                                         Chairman of the Board of Emerson
                                                         College; formerly, President and General
                                                         Manager, WCVB-TV, a division of the
                                                         Hearst Corporation, from 1982 to 1994
                                                         (retired); Director/ Trustee of the SAMF
                                                         and Anchor Series Trust ("AST").

Samuel M. Eisenstat, 58                 Chairman of the  Attorney in private practice; President and
430 East 86th Street                    Board            Chief Executive Officer, Abjac Energy
New York, NY  10028                                      Corporation; Director/Trustee of Atlantic
                                                         Realty Trust, UMB Bank and Trust (a
                                                         subsidiary of United Mizrachi Bank),
                                                         North European Royalty Trust, Volt
                                                         Information Sciences Funding, Inc. (a
                                                         subsidiary of Volt Information Sciences,
                                                         Inc.) and Venture Partners International
                                                         (an Israeli venture capital fund); Chairman
                                                         of the Boards of Directors/Trustees of
                                                         SAMF and AST.

Stephen J. Gutman, 55                   Director         Partner and Chief Operating Officer of
515 East 79th Street                                     B.B. Associates LLC (menswear specialty
New York, NY 10021                                       retailing and other activities) since May
                                                         1989; Director/Trustee of SAMF and AST.

                                        Position         Principal Occupations
Name, Age and Address                   with the Fund    During Past 5 Years
---------------------                   -------------    -------------------
Peter A. Harbeck,*44                    Director and     Director and President, SunAmerica Asset
The SunAmerica Center                   President        Management Corp. ("SunAmerica");
733 Third Avenue                                         Director, SunAmerica Capital Services,
New York, NY  10017-3204                                 Inc. ("SACS"), since February 1993;
                                                         Director and President, SunAmerica
                                                         Fund Services, Inc. ("SAFS"),
                                                         since May 1988; President,
                                                         SAMF and AST; Executive Vice
                                                         President and Chief Operating
                                                         Officer, SunAmerica, from
                                                         May 1988 to August 1995;
                                                         Executive Vice President,
                                                         SACS, from November 1991
                                                         to August 1995; Director,
                                                         Resources Trust Company.

J. Steven Neamtz,* 39                   Vice President   Executive Vice President, SunAmerica,
The SunAmerica Center                                    since April 1996; President, SACS, since
733 Third Avenue                                         April 1996; formerly, Executive Vice
New York, NY 10017-3204                                  President, New England Funds, L.P. from
                                                         July 1990 to April 1996.
1990 to April 1996.
Peter McMillan III,* 40                 Director         Executive Vice President and Chief
1 SunAmerica Center                                      Investment Officer, SunAmerica
Los Angeles, CA  90067                                   Investments, Inc., since August 1989;

                                                         Director/Trustee
                                                         of the SAMF; Director,
                                                         Resources Trust Company.

Sebastiano Sterpa, 68                   Director         Founder of Sterpa Realty, Inc., a full
Suite 200                                                service real estate firm, since 1962;
200 West Glenoaks Blvd.                                  Chairman of the Sterpa Group, real
Glendale, CA 91202                                       estate investments and management
                                                         company, since 1962; Director/Trustee
                                                         of the SAMF.


                                        Position         Principal Occupations
Name, Age and Address                   with the Fund    During Past 5 Years
---------------------                   -------------    -------------------
Robert M. Zakem, *40                    Secretary        Senior Vice President and General
The SunAmerica Center                                    Counsel, SunAmerica, since April 1993;
733 Third Avenue                                         Executive Vice President, General
New York, NY 10017-3204                                  Counsel and Director, SACS, since

                                                         February 1993; Vice President,
                                                         General Counsel and Assistant
                                                         Secretary, SAFS, since January
                                                         1994; Vice President, SunAmerica
                                                         Series Trust ("SAST"), Anchor
                                                         Pathway Fund ("APF"); Assistant
                                                         Secretary, SAST and APF, since
                                                         September 1993; Vice President,
                                                         Seasons Series Trust ("Seasons"),
                                                         since April 1997; Assistant
                                                         Secretary, Seasons, since
                                                         April 1997.

Peter C. Sutton, *33                    Treasurer        Senior Vice President, SunAmerica, since
The SunAmerica Center                                    April 1997; Treasurer, SAMF and AST,
733 Third Avenue                                         since February 1996; Vice President,
New York, NY 10017-3204                                  SAST and APF, since October 1994; Vice
                                                         President, Seasons, since April 1997;
                                                         formerly, Vice President, SunAmerica,
                                                         from 1994 to 1997; Controller, SAMF
                                                         and AST, from March 1993 to February
                                                         1996; Assistant Controller, SAMF and
                                                         AST, from 1990 to 1993.


         Directors and officers of the Fund are also Directors and officers of some or all of the other investment companies managed, administered or advised by SunAmerica, and distributed by SunAmerica Capital Services ("SACS" or the "Distributor") and other affiliates of SunAmerica Inc.

         The Fund pays each Director who is not an interested person of the Fund, SunAmerica or any Adviser, nor a party to any Management Agreement or Subadvisory Agreement (collectively, the "Disinterested Directors") annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Directors. Specifically, each Disinterested Director receives an aggregate of up to $60,000 in annual compensation for acting as director or trustee to the SAMF, AST and/or the Fund, a pro rata portion of which, based on relative net assets, is borne by the Fund.

         In addition, each Disinterested Director also serves on the Audit Committee of the Board of Directors. Each member of the Audit Committee receives an aggregate of up to $5,000 in annual compensation for serving on the Audit Committees of the SAMF, AST and/or the Fund, a pro rata portion of which, based on relative net assets, is borne by the Fund. The Fund also has a Nominating Committee, comprised solely of Disinterested Directors, which recommends to the Directors those persons to be nominated for election as Directors by shareholders and selects and proposes nominees for election by Directors between shareholders' meetings. Members of the Nominating Committee serve without compensation.

         The Directors (and Trustees) of the SAMF, AST and the Fund have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Directors. The Retirement Plan provides generally that if a Disinterested Director who has at least 10 years of consecutive service as a Disinterested Director of any of the SAMF, AST or the Fund (an "Eligible Director") retires after reaching age 60 but before age 70 or dies while a Director, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Director. As of each birthday, prior to the 70th birthday, each Eligible Director will be credited with an amount equal to (i) 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each SunAmerica mutual fund for the calendar year in which such birthday occurs, plus (ii) 8.5% of any amounts credited under clause (i) during prior years. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments.

         The following table sets forth information summarizing the compensation that the Fund paid each Disinterested Director for his services as Director for the fiscal year ended October 31, 1997. The Directors who are interested persons of the Fund receive no compensation.

                            COMPENSATION TABLE



                                                     Pension or                                            Total Compensation
                                Aggregate            Retirement Benefits         Estimated Annual          from Registrant and
                                Compensation         Accrued as Part of          Benefits Upon             Fund Complex Paid
Director                        from Fund            Fund Expenses*              Retirement*+              to Directors*
--------                        ---------            --------------              ------------              -------------
S. James Coppersmith              $4,570               $37,812                     $29,670                    $65,000
Samuel M. Eisenstat**             $4,782               $33,285                     $46,089                    $69,000
Stephen J. Gutman                 $4,570               $34,414                     $60,912                    $65,000
Sebastiano Sterpa***              $4,570               $23,173                     $7,900                     $43,333



* Information is for the five investment companies in the complex which pay fees to these directors/trustees. The complex consists of the SAMF, AST and the Fund.


** Mr. Eisenstat receives additional compensation for serving as Chairman of each of the boards in the complex, $300 of which is payable by the Fund.

***    Mr. Sterpa is not a trustee of AST.


+ Assuming participant elects to receive benefits in 15 yearly installments.

     As of June 1, 1998, the Directors and officers of the Fund owned in the aggregate less than 1% of the Fund's total outstanding shares.



     The following shareholders owned of record or beneficially 5% or more of the indicated Portfolio Class' shares outstanding as of June 1, 1998: Large-Cap Growth Portfolio - Class A - SunAmerica Inc., Los Angeles, CA 90067 - owned beneficially 12%; Class B - Merrill Lynch, Pierce, Fenner & Smith, Inc. ("Merrill Lynch"), Jacksonville, FL 32246 - owned of record 12%; Class C - Keith Dillard, Salt Lake City, UT 84165 - owned beneficially 6%; Merrill Lynch, Jacksonville, FL 32246 - owned of record 20%; Evereen Clearing Corp., Milwaukee, WI 53202 - owned of record 6%; Mid-Cap Growth Portfolio - Class B - Merrill Lynch, Jacksonville, FL 32246 - owned of record 9%; Class C - Merrill Lynch, Jacksonville, FL 32246 - owned of record 32%; Tramco Inc. Profit Sharing Plan Trust, Wichita, KS 67214 - owned beneficially 6%; Aggressive Growth Portfolio - Class B - Merrill Lynch, Jacksonville, FL 32246 - owned of record 9%; Class C - Merrill Lynch, Jacksonville, FL 32246 - owned of record 35%; Tramco Inc. Profit Sharing Plan Trust, Wichita, KS 67214 - owned beneficially 5%; Class Z - Fidelity Investments Institutional Operations Co. ("FIIOC")As Agent for Certain Employee Benefit Plans, Covington, KY 41015, owned of record 62%; FIIOC As Agent for Certain Non-Qualified Employee Benefit Plans, Covington, KY 41015, owned of record 37%; Large-Cap Blend Portfolio - Class A - SunAmerica Inc., Los Angeles, CA 90067 - owned beneficially 51%; Class B - Merrill Lynch, Jacksonville, FL 32246 owned of record 7%; Class C - Merrill Lynch, Jacksonville, FL 32246
- owned of record 21%; SunAmerica Asset Management Corp., New York, NY 10017 - owned beneficially 6%; Large-Cap Value Portfolio - Class B - Merrill Lynch, Jacksonville, FL 32246 - owned of record 7%; Class C - Merrill Lynch, Jacksonville, FL 32246 - owned of record 19%; Donaldson Lufkin Jenrette Securities Corporation, Inc., owned beneficially 6%; Value Portfolio - Class B - Merrill Lynch, Jacksonville, FL 32246 - owned of record 8%; Class C - Merrill Lynch, Jacksonville, FL 32246, owned of record 22%; Small-Cap Value Portfolio - Class B - Merrill Lynch, Jacksonville, FL 32246 - owned of record 9%; Class C - Merrill Lynch, Jacksonville, FL 32246 - owned of record 23%; Keith Dillard, Salt Lake City, UT 84165 - owned beneficially 5%; International Equity Portfolio - Class A - SunAmerica Inc., Account B, Los Angeles, CA 90067; owned beneficially 5%; Class B - Merrill Lynch, Jacksonville, FL 32246 owned of record 6%; Class C - Merrill Lynch, Jacksonville, FL 32246 - owned of record 31%. A shareholder who owns beneficially, directly or indirectly, 25% or more of a Portfolio's outstanding voting securities may be deemed to "control" (as defined in the 1940 Act) that Portfolio.



                 ADVISERS, DISTRIBUTOR AND ADMINISTRATOR

SunAmerica Asset Management Corp. SunAmerica, organized as a Delaware corporation in 1982, is located at The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204, and acts as the investment manager to each of the Portfolios pursuant to the Investment Advisory and Management Agreement (the "Management Agreement") with the Fund, on behalf of each Portfolio. SunAmerica is an indirect wholly owned subsidiary of SunAmerica Inc. SunAmerica Inc. is incorporated in the State of Maryland and maintains its principal executive offices at 1 SunAmerica Center, Los Angeles, CA 90067-6022, telephone (310) 772-6000.

         Under the Management Agreement, and except as delegated to the Advisers under the Subadvisory Agreements (as defined below), SunAmerica manages the investment of the assets of each Portfolio and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for each Portfolio. Any investment program undertaken by SunAmerica will at all times be subject to the policies and control of the Directors. SunAmerica also provides certain administrative services to each Portfolio.

         Except to the extent otherwise specified in the Management Agreement, each Portfolio pays, or causes to be paid, all other expenses of the Fund and each of the Portfolios, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Portfolios and their shares under Federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information respecting the Portfolios, and supplements thereto, to the shareholders of the Portfolios; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of the Portfolios; postage; insurance premiums on property or personnel (including Officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.

         The annual rate of the investment advisory fees that apply to each Portfolio are set forth in the Prospectus.

         Effective June 17, 1997, with respect to the Mid-Cap Growth Portfolio, Aggressive Growth Portfolio, Value Portfolio and International Equity Portfolio, and the date of commencement of operations with respect to the Large-Cap Growth Portfolio, Large-Cap Blend Portfolio, Large-Cap Value Portfolio and Small-Cap Value Portfolio; SunAmerica has voluntarily agreed to waive fees or reimburse expenses, if necessary, to keep operating expenses at or below an annual rate of 1.78% of the Assets of Class A shares and 2.43% of the Assets of Class B and Class C shares for each such Portfolio (other than the International Equity Portfolio) and 2.03% of the Assets of Class A shares and 2.68% of the Assets of Class B and Class C shares for the International Equity Portfolio. Prior to June 17, 1997, with respect to the Mid-Cap Growth Portfolio, Aggressive Growth Portfolio, Value Portfolio and International Equity Portfolio, SunAmerica voluntarily agreed to waive fees or reimburse expenses to keep annual operating expenses at or below an annual rate of 1.90% of the Assets of Class A shares and 2.55% of the Assets of Class B and Class C shares for each such Portfolio (other than the International Equity Portfolio) and 2.15% of the Assets of Class A shares and 2.80% of the Assets of Class B and Class C shares for the International Equity Portfolio. SunAmerica also may voluntarily waive or reimburse additional amounts to increase the investment return to a Portfolio's investors. SunAmerica may terminate all such waivers and/or reimbursements at any time. Further, any waivers or reimbursements made by SunAmerica with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations. The potential reimbursements are accounted for as possible contingent liabilities that are not recordable on the balance sheet of a Portfolio until collection is probable, but appear as footnote disclosure to each Portfolio's financial statements. At such time as it appears probable that a Portfolio is able to effect such reimbursement and that SunAmerica intends to seek such reimbursement, the amount of the reimbursement will be accrued as an expense of the Portfolio for that current period.

         The Management Agreement will continue in effect with respect to each Portfolio, for a period of two years from the date of execution unless terminated sooner, and thereafter from year to year, if approved at least annually by vote of a majority of the Directors or by the holders of a majority of the respective Portfolio's outstanding voting securities. Any such continuation also requires approval by a majority of the Disinterested Directors by vote cast in person at a meeting called for such purpose. The Management Agreement may be terminated with respect to a Portfolio at any time, without penalty, on 60 days' written notice by the Directors, by the holders of a majority of the respective Portfolio's outstanding voting securities or by SunAmerica. The Management Agreement automatically terminates with respect to each Portfolio in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

         Under the terms of the Management Agreement, SunAmerica is not liable to the Portfolios, or their shareholders, for any act or omission by it or for any losses sustained by the Portfolios or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

The Advisers. The organizations identified in the Prospectus act as Advisers to the Fund and its Portfolios pursuant to the Subadvisory Agreements with SunAmerica.

         As described in the Prospectus, SunAmerica will initially allocate the assets of each Portfolio equally among the Advisers for that Portfolio, and subsequently, allocations of new cash flow and of redemption requests will be made equally among the Advisers of each Portfolio unless SunAmerica determines, subject to the review of the Directors, that a different allocation of assets would be in the best interests of a Portfolio and its shareholders. The Fund expects that differences in investment returns among the portions of a Portfolio managed by different Advisers will cause the actual percentage of a Portfolio's assets managed by each Adviser to vary over time. In general, a Portfolio's assets once allocated to one Adviser will not be reallocated (or "rebalanced") to another Adviser for the Portfolio. However, SunAmerica reserves the right, subject to the review of the Board, to reallocate assets from one Adviser to another when deemed in the best interests of a Portfolio and its shareholders. In some instances, where a reallocation results in any rebalancing of the Portfolio from a previous allocation, the effect of the reallocation will be to shift assets from a better performing Adviser to a portion of the Portfolio with a relatively lower total return.

         Each Adviser is paid monthly by SunAmerica a fee equal to a percentage of the average daily net assets of the Portfolio allocated to the Adviser. The aggregate annual rates, as a percentage of daily net assets, of the fees payable by SunAmerica to the Advisers for each Portfolio may vary according to the level of Assets of each Portfolio. For the fiscal year ended October 31, 1997, SunAmerica paid fees to the Advisers equal to the following aggregate annual rates, expressed as a percentage of the Assets of each Portfolio: Large-Cap Growth Portfolio, 0.48%; Mid-Cap Growth Portfolio, 0.50%; Aggressive Growth Portfolio, 0.37%; Large-Cap Blend Portfolio, 0.32%; Large-Cap Value Portfolio, 0.41%; Value Portfolio, 0.50%; Small-Cap Value Portfolio, 0.55%; and International Equity Portfolio, 0.65%.

         The following table sets forth the total advisory fees incurred by each Portfolio pursuant to the Management Agreement, or waived by the Adviser, for the fiscal year ended October 31, 1997.

                              ADVISORY FEES


                                                  ADVISORY FEES
PORTFOLIO                          ADVISORY FEES     WAIVED
---------                          -------------     ------
Large-Cap Growth Portfolio           $ 11,611       $  6,846
Mid-Cap Growth Portfolio             $390,221       $132,696
Aggressive Growth Portfolio          $533,055       $136,500
Large-Cap Blend Portfolio            $ 11,730       $  6,854
Large-Cap Value Portfolio            $ 11,729       $  6,854
Value Portfolio                      $671,560       $188,985
Small-Cap Value Portfolio            $ 12,079       $  6,891
International Equity Portfolio       $440,671       $147,973

         The Subadvisory Agreements will continue in effect for a period of two years from the date of their execution, unless terminated sooner. They may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Agreements provide that they will terminate in the event of an assignment (as defined in the 1940
Act) or upon termination of the Management Agreement. Under the terms of the Subadvisory Agreements, no Adviser is liable to the Portfolios, or their shareholders, for any act or omission by it or for any losses sustained by the Portfolios or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties.

         The following table sets forth the total subadvisory fees incurred by each Portfolio pursuant to the Subadvisory Agreements, for the fiscal year ended October 31, 1997.

                                  SUBADVISORY FEES

PORTFOLIO                         SUBADVISORY FEES
Large-Cap Growth Portfolio           $  5,613
Mid-Cap Growth Portfolio             $195,077
Aggressive Growth Portfolio          $199,051
Large-Cap Blend Portfolio            $  3,714
Large-Cap Value Portfolio            $  4,769
Value Portfolio                      $333,308
Small-Cap Value Portfolio            $  6,649
International Equity Portfolio       $259,404

Personal Trading. The Fund and SunAmerica have adopted a written Code of Ethics (the "Code") which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the Code is an individual who is a trustee, director, officer, general partner or advisory person of the Fund or SunAmerica. The guidelines on personal securities trading include: (i) securities being considered for purchase or sale, or purchased or sold, by any investment company advised by SunAmerica, (ii) Initial Public Offerings, (iii) private placements, (iv) blackout periods, (v) short-term trading profits, (vi) gifts, and (vii) services as a director. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. SunAmerica reports to the Board of Directors on a quarterly basis, as to whether there were any violations of the Code by Access Persons of the Fund or SunAmerica during the quarter.

         The Advisers have each adopted a written Code of Ethics, and have represented that the provisions of such Code of Ethics are substantially similar to those in the Code. Further, the Advisers report to SunAmerica on a quarterly basis, as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Fund insofar as such violations related to the Fund. In turn, SunAmerica reports to the Board of Directors as to whether there were any violations of the Code by Access Persons of the Fund or SunAmerica.

The Distributor. The Fund, on behalf of each Portfolio, has entered into a distribution agreement (the "Distribution Agreement") with the Distributor, a registered broker-dealer and an indirect wholly owned subsidiary of SunAmerica Inc., to act as the principal underwriter of the shares of each Portfolio. The address of the Distributor is The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Portfolios through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing prospectuses, annual reports and other periodic reports respecting each Portfolio, for distribution to persons who are not shareholders of such Portfolio and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Portfolio (see "Distribution Plans" below).

         SACS serves as Distributor of Class Z shares, with respect to the Aggressive Growth Portfolio, Large-Cap Value Portfolio, Value Portfolio, Small-Cap Value Portfolio and International Equity Portfolio, and incurs the expenses of distributing the Portfolio's Class Z shares under the Distribution Agreement, none of which are reimbursed or paid by the Fund.

         The Distribution Agreement with respect to each Portfolio will remain in effect for two years from the date of execution unless terminated sooner, and thereafter from year to year if such continuance is approved at least annually by the Directors, including a majority of the Disinterested Directors. The Fund and the Distributor each has the right to terminate the Distribution Agreement with respect to a Portfolio on 60 days' written notice, without penalty. The Distribution Agreement will terminate automatically in the event of its assignment as defined in the 1940 Act and the rules thereunder.

         The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Portfolios. In some instances, such additional commissions, fees or other incentives may be offered only to certain firms, including Royal Alliance Associates, SunAmerica Securities, Inc., Koegler Morgan & Company, Financial Service Corporation and Advantage Capital Corporation, affiliates of the Distributor, that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Portfolios, or of other funds underwritten by the Distributor. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm. Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid to any investor.

Distribution Plans. As indicated in the Prospectus, the Directors of the Fund have adopted Distribution Plans (the "Class A Plan," the "Class B Plan" and the "Class C Plan" and collectively, the "Distribution Plans") pursuant to Rule 12b-1 under the 1940 Act. There is no Distribution Plan in effect for Class Z shares. Reference is made to "Management of the Fund - Distribution Plans" in the Prospectus for certain information with respect to the Distribution Plans.

         Under the Class A Plan, the Distributor may receive payments from a Portfolio at an annual rate of up to 0.10% of average daily net assets of such Portfolio's Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. Under the Class B and Class C Plans, the Distributor may receive payments from a Portfolio at the annual rate of up to 0.75% of the average daily net assets of such Portfolio's Class B and Class C shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing each such class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Portfolio shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class A Plan, the Class B Plan or the Class C Plan will exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Portfolio may also pay the Distributor an account maintenance and service fee of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with trail commissions or account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in a Portfolio by their customers.

          DISTRIBUTION AND ACCOUNT MAINTENANCE AND SERVICE FEES


PORTFOLIO                               Class A     Class B      Class C
                                        -------     -------      -------
Large-Cap Growth Portfolio              $3,983        $173          $59
Mid-Cap Growth Portfolio               $73,691    $164,888      $14,787
Aggressive Growth Portfolio           $106,377    $209,795      $19,327
Large-Cap Blend Portfolio               $4,000        $239          $63
Large-Cap Value Portfolio               $3,986        $281          $60
Value Portfolio                       $116,913    $309,027      $28,306
Small-Cap Value Portfolio               $3,849        $900         $184
International Equity Portfolio         $77,057    $162,796      $17,650

         Continuance of the Distribution Plans with respect to each Portfolio is subject to annual approval by vote of the Directors, including a majority of the Independent Directors. A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of a Portfolio, without approval of the shareholders of the affected class of shares of the Portfolio. In addition, all material amendments to the Distribution Plans must be approved by the Directors in the manner described above. A Distribution Plan may be terminated at any time with respect to a Portfolio without payment of any penalty by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Portfolio. So long as the Distribution Plans are in effect, the election and nomination of the Independent Directors of the Fund shall be committed to the discretion of the Independent Directors. In the Directors' quarterly review of the Distribution Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Distribution Plans. In their consideration of the Distribution Plans with respect to a Portfolio, the Directors must consider all factors they deem relevant, including information as to the benefits of the Portfolio and the shareholders of the relevant class of the Portfolio.

The Administrator. The Fund has entered into a Service Agreement, under the terms of which SunAmerica Fund Services ("SAFS"), an indirect wholly owned subsidiary of SunAmerica Inc., acts as a servicing agent assisting State Street Bank and Trust Company ("State Street") in connection with certain services offered to the shareholders of each of the Portfolios. Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs in providing such shareholder services. SAFS is located at The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204.

         The Service Agreement will remain in effect for two years from the date of approval with respect to each Portfolio and from year to year thereafter provided its continuance is approved annually by vote of the Directors including a majority of the Disinterested Directors.

         Pursuant to the Service Agreement, as compensation for services rendered, SAFS receives a fee from the Fund, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets. This fee represents the full cost of providing shareholder and transfer agency services to the Fund. From this fee, SAFS pays a fee to State Street, and its affiliate, National Financial Data Services ("NFDS" and with State Street, the "Transfer Agent") (other than out-of-pocket charges which would be paid by the Fund). No portion of such fee is paid or reimbursed by Class Z shares. For further information regarding the Transfer Agent see the section entitled "Additional Information" below.

                   PORTFOLIO TRANSACTIONS AND BROKERAGE

         As discussed in the Prospectus, the Advisers are responsible for decisions to buy and sell securities for each respective Portfolio, selection of broker-dealers and negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of SunAmerica or another Adviser.

         In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         An Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. However, the Adviser may select broker-dealers that provide it with research services and may cause a Portfolio to pay such broker-dealers commissions that exceed those that other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Certain research services furnished by brokers may be useful to the Adviser with respect to clients other than the Fund. No specific value can be determined for research services furnished without cost to the Adviser by a broker. The Advisers are of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser's research and analysis. Therefore, it may tend to benefit the Portfolio by improving the quality of the Adviser's investment advice. The investment advisory fees paid by the Portfolio are not reduced because the Adviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser may designate the use of broker-dealers who have agreed to provide the Adviser with certain statistical, research and other information.

         Subject to applicable law and regulations, consideration may also be given to the willingness of particular brokers to sell shares of a Portfolio as a factor in the selection of brokers for transactions effected on behalf of a Portfolio, subject to the requirement of best price and execution.

         Although the objectives of other accounts or investment companies that the Adviser manages may differ from those of the Portfolio, it is possible that, at times, identical securities will be acceptable for purchase by one or more of the Portfolios and one or more other accounts or investment companies that the Adviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of one or more of the Portfolios and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser. The Adviser may combine such transactions, in accordance with applicable laws and regulations. However, simultaneous transactions could adversely affect the ability of a Portfolio to obtain or dispose of the full amount of a security, which it seeks to purchase or sell, or the price at which such security can be purchased or sold.

         The following table sets forth the brokerage commissions paid by the Portfolios and the amounts of the brokerage commissions which were paid to affiliated broker-dealers by the Portfolios for the fiscal year ended October 31, 1997.

                                                 BROKERAGE COMMISSIONS


                                                                                                         Percentage Paid
                                           Aggregate Brokerage               Amount Paid to               to Affiliated
PORTFOLIO                                      Commissions             Affiliated Broker-Dealers          Broker-Dealers
                                               -----------             -------------------------          --------------
Large-Cap Growth Portfolio                       $14,945                           --                           --
Mid-Cap Growth Portfolio                         $86,452                           --                           --
Aggressive Growth Portfolio                      $128,678                          --                           --
Large-Cap Blend Portfolio                        $17,998                           --                           --
Large-Cap Value Portfolio                        $20,352                           --                           --
Value Portfolio                                  $218,608                       $47,675                       21.80%
Small-Cap Value Portfolio                        $30,356                           --                           --
International Equity Portfolio                   $338,366                       $61,259                       18.10%


           ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

         Shares of each of the Portfolios are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares), or (ii) on a deferred basis (Class B and Class C shares, and certain Class A shares). Reference is made to "Purchase of Shares" in the Prospectus for certain information as to the purchase of Portfolio shares.

         The following table sets forth the front-end sales concessions with respect to Class A shares of each Portfolio, the amount of the front-end sales concessions which was reallowed to affiliated broker-dealers, and the contingent deferred sales charges with respect to Class B and Class C shares of each Portfolio, received by the Distributor for the fiscal year ended October 31, 1997.

                                                                                                                        Contingent
                               Front-End Sales     Amount Reallowed     Amount Reallowed     Contingent Deferred         Deferred
                                Concessions-        to Affiliated      to Non-Affiliated        Sales Charge-          Sales Charge-
Portfolio                      Class A Shares       Broker-Dealers      Broker-Dealers         Class B Shares        Class C Shares
---------                      --------------       --------------       --------------         --------------        --------------
Large-Cap Growth
Portfolio                         $15,599               $2,885              $10,059                   --                    --

Mid-Cap Growth Portfolio          $802,237             $257,754             $440,666               $25,643                 $268

Aggressive Growth
Portfolio                        $1,394,623            $545,170             $668,387               $26,249                 $937

Large-Cap Blend Portfolio         $22,528               $9,732               $9,440                   --                    --

Large-Cap Value Portfolio         $38,564               $6,352              $25,006                   --                    --

Value Portfolio                  $1,925,092            $715,034             $949,290               $30,795                 $945

Small-Cap Value Portfolio         $59,419              $18,399              $32,100                   --                    --

International Equity
Portfolio                         $699,157             $225,890             $383,626               $18,872                 $426

Waiver of Contingent Deferred Sales Charges. As discussed under "Purchase of Shares" in the Prospectus, the CDSC may be waived on redemptions of Class B and Class C shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:

         Death. CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account,
(ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfers to Minors Act or other custodial account. The CDSC waiver is also applicable in the case where the shareholder account is registered as community property. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If Class B shares are not redeemed within one year of the death, they will remain Class B shares and be subject to the applicable CDSC, when redeemed.

         Disability. A CDSC may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and
(ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

Purchases through the Distributor. An investor may purchase shares of a Portfolio through dealers which have entered into selected dealer agreements with the Distributor. An investor's dealer who has entered into a distribution arrangement with the Distributor is expected to forward purchase orders and payment promptly to the Portfolio. Orders received by the Distributor before the close of business will be executed at the offering price determined at the close of regular trading on the New York Stock Exchange (the "NYSE") that day. Orders received by the Distributor after the close of business will be executed at the offering price determined after the close of the NYSE on the next trading day. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment. A Portfolio will not be responsible for delays caused by dealers.

Purchase by Check. Checks should be made payable to the specific Portfolio or to "SunAmerica Funds." If the payment is for a retirement plan account for which SunAmerica serves as fiduciary, please note on the check that payment is for such an account. In the case of a new account, purchase orders by check must be submitted directly by mail to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to SunAmerica Fund Services, Inc., c/o NFDS, P.O. Box 419373, Kansas City, Missouri 64141-6373 and the shareholder's Portfolio account number should appear on the check. For fiduciary retirement plan accounts, both initial and subsequent purchases should be mailed to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204. Certified checks are not necessary but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the United States. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of the applicable Portfolio at the net asset value next computed after the check is received, plus the applicable sales charge. Subsequent purchases of shares of each Portfolio may be purchased directly through the Transfer Agent. SAFS reserves the right to reject any check made payable other than in the manner indicated above. Under certain circumstances, the Fund will accept a multi-party check (e.g., a check made payable to the shareholder by another party and then endorsed by the shareholder to the Fund in payment for the purchase of shares); however, the processing of such a check may be subject to a delay. The Fund does not verify the authenticity of the endorsement of such multi-party check, and acceptance of the check by the Fund should not be considered verification thereof. Neither the Fund nor its affiliates will be held liable for any losses incurred as a result of a fraudulent endorsement. There are restrictions on the redemption of shares purchased by check for which funds are being collected. (See "Redemption of Shares" in the Prospectus.)

Purchase through SAFS. SAFS will effect a purchase order on behalf of a customer who has an investment account upon confirmation of a verified credit balance at least equal to the amount of the purchase order (subject to the minimum $500 investment requirement for wire orders). If such order is received at or prior to the Fund's close of business, the purchase of shares of a Fund will be effected on that day. If the order is received after the Fund's close of business, the order will be effected on the next business day.

Purchase by Federal Funds Wire. An investor may make purchases by having his or her bank wire Federal funds to the Fund's Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Fund and the Transfer Agent are open for business. In order to insure prompt receipt of a Federal funds wire, it is important that these steps be followed:

         1. You must have an existing SunAmerica Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SAFS at:
              (212) 551-5343.

         2. Call SunAmerica Fund Services' Shareholder/Dealer Services, toll free at (800) 858-8850, extension 5125 to obtain your new account number.

         3. Instruct the bank to wire the specified amount to the Transfer Agent: State Street Bank and Trust Company, Boston, MA, ABA# 0110-00028; DDA# 99029712, SunAmerica [name of Portfolio, Class __] (include shareholder name and account number).

Waiver of Sales Charges with Respect to Certain Purchases of Class A Shares. To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of SunAmerica and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by certain qualified retirement plans or employee benefit plans (other than IRAs), which are sponsored or administered by SunAmerica or an affiliate thereof. Such plans may include certain employee benefit plans qualified under Sections 401 or 457 of the Internal Revenue Code (the "Code"), or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Internal Revenue Code (collectively, "Plans"). A Plan will qualify for purchases at net asset value provided that (a) the initial amount invested in one or more of the Portfolios (or in combination with the shares of other SAMF) is at least $1,000,000, (b) the sponsor signs a $1,000,000 Letter of Intent,
(c) such shares are purchased by an employer-sponsored plan with at least 100 eligible employees, or (d) the purchases are by trustees or other fiduciaries for certain employer-sponsored plans, the trustee, fiduciary or administrator for which has an agreement with the Distributor with respect to such purchases and all such transactions for the plan are executed through a single omnibus account. Further, the sales charge is waived with respect to shares purchased by "wrap accounts" for the benefit of clients of broker-dealers, financial institutions, financial planners or registered investment advisers adhering to the following standards established by the Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and
(ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Portfolio may be purchased by clients at net asset value. Shares purchased under this waiver may not be resold except to the Portfolio. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases or shares by a "single person" including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.

Reduced Sales Charges (Class A Shares only). As discussed under "Purchase of Shares" in the Prospectus, investors in Class A shares of a Portfolio may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Fund.

         Combined Purchase Privilege. The following persons may qualify for the sales charge reductions or eliminations by combining purchases of Portfolio shares into a single transaction:

         (i) an individual, or a "company" as defined in Section 2(a)(8) of the 1940 Act (which includes corporations which are corporate affiliates of each other);

         (ii) an individual, his or her spouse and their minor children, purchasing for his, her or their own account;

         (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code);

         (iv) tax-exempt organizations qualifying under Section 501(c)(3) of the Code (not including 403(b) plans);

         (v) employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans; and

         (vi) group purchases as described below.

         A combined purchase currently may also include shares of other funds in the SAMF (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with the Distributor.

         Rights of Accumulation. A purchaser of Portfolio shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher), amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Portfolio that were previously purchased, shares of the other classes of the same Portfolio, as well as shares of any class of any other Portfolio or of any of the other Portfolios advised by SunAmerica, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

         The shareholder's dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation. Such notification must be in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if:
(a) such information is not furnished at the time of the order; or (b) a review of the Distributor's or the Transfer Agent's records fails to confirm the investor's represented holdings.

         Letter of Intent. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent which is set forth in the New Account Application in the Prospectus, establishes a total investment goal in Class A shares of one or more Portfolios to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such Portfolios made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of any Portfolio, or of other funds advised by SunAmerica which impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction; provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

         The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amounts of the investment goal. In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under "Rights of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of the applicable Portfolio purchased during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge. The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal. Investors electing to purchase shares of one or more of the Portfolios pursuant to this purchase plan should carefully read such Letter of Intent.

         Reduced Sales Charge for Group Purchases. Members of qualified groups may purchase Class A shares of the Portfolios under the combined purchase privilege as described above.

         To receive a rate based on combined purchases, group members must purchase Class A shares of a Portfolio through a single investment dealer designated by the group. The designated dealer must transmit each member's initial purchase to the Distributor, together with payment and completed New Account Application. After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent. Purchases of a Portfolio's shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares. The minimum investment requirements described above apply to purchases by any group member.

         Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months;
(iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group's sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide its designated investment dealer access to the group's membership by means of written communication or direct presentation to the membership at a meeting on not less frequently than an annual basis;
(vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

         Members of a qualified group include: (i) any group which meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary. For example, a qualified group could consist of a trade association which would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring a Portfolio's shares for the benefit of any of the foregoing.

         Interested groups should contact their investment dealer or the Distributor. The Fund reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of the Portfolio at any time.

          ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

         Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption of Portfolio shares.

         If the Directors determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Fund, having filed with the SEC a notification of election pursuant to Rule 18f-1 on behalf of each of the Portfolios, may pay the redemption price in whole, or in part, by a distribution in kind of securities from a Portfolio in lieu of cash. In conformity with applicable rules of the SEC, the Portfolios are committed to pay in cash all requests for redemption, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the applicable Portfolio at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described below in the section entitled "Determination of Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

                     DETERMINATION OF NET ASSET VALUE

         The Fund is open for business on any day the NYSE is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). Each Portfolio calculates the net asset value of each class of its shares separately by dividing the total value of each class's net assets by the shares outstanding of such class.

         Stocks are valued based upon closing sales prices reported on recognized securities exchanges or, for listed securities having no sales reported and for unlisted securities, upon last reported bid prices. Non-convertible bonds, debentures, other long-term debt securities and short-term securities with original or remaining maturities in excess of 60 days, are normally valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds, when such prices are available; however, in circumstances in which the SunAmerica deems it appropriate to do so, an over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one foreign exchange, a Portfolio uses the exchange that is the primary market for the security. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the SunAmerica, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market. Where quotations are not readily available, securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. The fair value of all other assets is added to the value of securities to arrive at the respective Portfolio's total assets.

         A Portfolio's liabilities, including proper accruals of expense items, are deducted from total assets.

                             PERFORMANCE DATA

         Each Portfolio may advertise performance data that reflects various measures of total return and each Portfolio may advertise data that reflects yield. An explanation of the data presented and the methods of computation that will be used are as follows.

         A Portfolio's performance may be compared to the historical returns of various investments, performance indices of those investments or economic indicators, including, but not limited to, stocks, bonds, certificates of deposit, money market funds and U.S. Treasury Bills. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured.

         Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares in accordance with a formula specified by the SEC. Average annual total return is computed by finding the average annual compounded rates of return for the 1-, 5-, and 10-year periods or for the lesser included periods of effectiveness. The formula used is as follows:
                                     n
                             P(1 + T)  = ERV

          P = a hypothetical initial purchase payment of $1,000
          T = average annual total return
          N = number of years
          ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10- year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

         The above formula assumes that:

         1. The maximum sales load (i.e., either the front-end sales load in the case of the Class A shares or the deferred sales load that would be applicable to a complete redemption of the investment at the end of the specified period in the case of the Class B or Class C shares) is deducted from the initial $1,000 purchase payment;

         2. All dividends and distributions are reinvested at net asset value; and

         3. Complete redemption occurs at the end of the 1-, 5-, or 10- year periods or fractional portion thereof with all nonrecurring charges deducted accordingly.


         Each Portfolios' average annual total return for the 1-, 5- and 10-year periods (or from date of inception, if sooner) ended October 31, 1997 is as follows:

                                             Since                 One                  Five                 Ten
Class A Shares                             Inception               Year                Years                Years
--------------                             ---------               ----                -----                -----
Large-Cap Growth Portfolio                  (5.68%)(1)             N/A                  N/A                  N/A
Mid-Cap Growth Portfolio                     9.68%                 N/A                  N/A                  N/A
Aggressive Growth Portfolio                  27.20%                N/A                  N/A                  N/A
Large-Cap Blend Portfolio                   (4.16%)(1)             N/A                  N/A                  N/A
Large-Cap Value Portfolio                   (5.12%)(1)             N/A                  N/A                  N/A
Value Portfolio                              28.72%                N/A                  N/A                  N/A
Small-Cap Value Portfolio                   (2.88%)(1)             N/A                  N/A                  N/A
International Equity Portfolio              (0.32%)                N/A                  N/A                  N/A

----------------
(1) From date of inception of October 15, 1997.

                                             Since                 One                  Five                 Ten
Class B Shares                             Inception               Year                Years                Years
--------------                             ---------               ----                -----                -----
Large-Cap Growth Portfolio                  (5.68%)(1)             N/A                  N/A                  N/A
Mid-Cap Growth Portfolio                     9.04%                 N/A                  N/A                  N/A
Aggressive Growth Portfolio                  26.40%                N/A                  N/A                  N/A
Large-Cap Blend Portfolio                   (4.32%)(1)             N/A                  N/A                  N/A
Large-Cap Value Portfolio                   (5.12%)(1)             N/A                  N/A                  N/A
Value Portfolio                              28.00%                N/A                  N/A                  N/A
Small-Cap Value Portfolio                   (2.88%)(1)             N/A                  N/A                  N/A
International Equity Portfolio              (0.96%)                N/A                  N/A                  N/A

----------------
(1) From date of inception of October 15, 1997.


                                             Since                 One                  Five                 Ten
Class C Shares                             Inception               Year                Years                Years
--------------                             ---------               ----                -----                -----
Large-Cap Growth Portfolio                  (5.76%)(1)             N/A                  N/A                  N/A
Mid-Cap Growth Portfolio                     14.33%                N/A                  N/A                  N/A
Aggressive Growth Portfolio                  18.09%                N/A                  N/A                  N/A
Large-Cap Blend Portfolio                   (4.24%)(1)             N/A                  N/A                  N/A
Large-Cap Value Portfolio                   (5.12%)(1)             N/A                  N/A                  N/A
Value Portfolio                              17.99%                N/A                  N/A                  N/A
Small-Cap Value Portfolio                   (2.88%)(1)             N/A                  N/A                  N/A
International Equity Portfolio              (1.75%)                N/A                  N/A                  N/A

----------------
(1) From date of inception of October 15, 1997.

         Each Portfolio may advertise cumulative, rather than average return, for each class of its shares for periods of time other than the 1-, 5-, and 10-year periods or fractions thereof, as discussed above. Such return data will be computed in the same manner as that of average annual total return, except that the actual cumulative return will be computed.

Comparisons

         Each Portfolio may compare its total return or yield to similar measures as calculated by various publications, services, indices, or averages. Such comparisons are made to assist in evaluating an investment in a Portfolio. The following references may be used:

         a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks (Dow Jones Transportation Average). Comparisons of performance assume reinvestment of dividends.

         b) Standard & Poor's 500 Stock Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks.
Comparisons of performance assume reinvestment of dividends.

               Standard & Poor's 100 Stock Index -- an unmanaged index based on the prices of 100 blue chip stocks, including 92 industrials, one utility, two transportation companies, and five financial institutions. The Standard & Poor's 100 Stock Index is a smaller, more flexible index for options trading.

         c) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

         d) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

         e) Lipper: Mutual Fund Performance Analysis, Fixed Income Analysis, and Mutual Fund Indices -- measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

         f) CDA Mutual Fund Report, published by CDA Investment
Technologies, analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

         g) Mutual Fund Source Book, Principia and other publications and information services provided by Morningstar, Inc. -- analyzes price, risk and total return for the mutual fund industry.

         h) Financial publications: Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Pension and Investment Age, United Mutual Fund Selector, and Wiesenberger Investment Companies Service, and other publications containing financial analyses which rate mutual fund performance over specified time periods.

         i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of periodic change in the price of goods and services in major expenditure groups.

         j) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates -- historical measure of yield, price, and total return for common and small company stock, long-term government bonds, treasury bills, and inflation.

         k) Savings and Loan Historical Interest Rates as published in the U.S. Savings & Loan League Fact Book.

         l) Shearson-Lehman Municipal Bond Index and Government/Corporate Bond Index --unmanaged indices that track a basket of intermediate and long-term bonds. Reflect total return and yield and assume dividend reinvestment.

         m) Salomon GNMA Index published by Salomon Brothers Inc. -- Market value of all outstanding 30-year GNMA Mortgage Pass-Through Securities that includes single family and graduated payment mortgages.

               Salomon Mortgage Pass-Through Index published by Salomon Brothers Inc. --Market value of all outstanding agency mortgage pass-through securities that includes 15- and 30-year FNMA, FHLMC and GNMA Securities.

         n) Value Line Geometric Index -- broad based index made up of approximately 1700 stocks each of which have an equal weighting.

         o) Morgan Stanley Capital International EAFE Index -- an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

         p) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred stocks. The original list of names was generated by screening for convertible issues of $100 million or more in market capitalization. The index is priced monthly.

         q) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated "AA" or "AAA." It is a value-weighted, total return index, including approximately 800 issues.

         r) Salomon Brothers Broad Investment Grade Bond Index -- is a market-weighted index that contains approximately 4700 individually priced investment grade corporate bonds rated "BBB" or better, U.S. Treasury/agency issues and mortgage pass-through securities.

         s) Salomon Brothers World Bond Index -- measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies:

              Australian Dollars                        Netherlands Guilders
              Canadian Dollars                          Swiss Francs
              European Currency Units                   UK Pound Sterling
              French Francs                             U.S. Dollars
              Japanese Yen                              German Deutsche Marks

         t) J.P. Morgan Global Government Bond Index -- a total return, market capitalization-weighted index, rebalanced monthly, consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, the United Kingdom, and the United States.

         u) Shearson Lehman Long-Term Treasury Bond Index -- is comprised of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

         v) NASDAQ Industrial Index -- is comprised of more than 3,000 industrial issues. It is a value-weighted index calculated on pure change only and does not include income.

         w) The MSCI Combined Far East Free ex Japan Index -- a market capitalization weighted index comprised of stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand.
Korea is included in this index at 20% of its market capitalization.

         x) First Boston High Yield Index -- generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

         y) Morgan Stanley Capital International World Index -- An arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States.

         z) Russell 2000 and 3000 Indices -- represents the top 2,000 and the next 3,000 stocks traded on the New York Stock Exchange, American Stock Exchange and National Association of Securities Dealers Automated Quotations, by market capitalizations.

         aa) Russell Midcap Growth Index -- contains those Russell Midcap securities with a greater-than-average growth orientation. The stocks are also members of the Russell 1000 Growth Index, the securities in which tend to exhibit higher price-to-book and price earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.

         In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Portfolio's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by a Portfolio to calculate its figures. Specifically, a Portfolio may compare its performance to that of certain indices which include securities with government guarantees. However, a Portfolio's shares do not contain any such guarantees. In addition, there can be no assurance that a Portfolio will continue its performance as compared to such other standards.

                    DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. Each Portfolio intends to distribute to the registered holders of its shares substantially all of its net investment income, which includes dividends, interest and net short-term capital gains, if any, in excess of any net long-term capital losses. Each Portfolio intends to distribute any net capital gains from the sale of assets held for more than 12 months in excess of any net short-term capital losses. The current policy of each Portfolio other than the Large-Cap Blend Portfolio, is to pay investment income dividends, if any, at least annually. Large-Cap Blend Portfolio's current policy is to pay investment income dividends, if any, on a quarterly basis. Each Portfolio intends to pay net capital gains, if any, annually. In determining amounts of capital gains to be distributed, any capital loss carry-forwards from prior years will be offset against capital gains.

         Distributions will be paid in additional Portfolio shares based on the net asset value at the close of business on the Ex or reinvestment date, unless the dividends total in excess of $10.00 per distribution period and the shareholder notifies the Portfolio at least five business days prior to the payment date to receive such distributions in cash.

         If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, no interest will accrue on amounts represented by uncashed dividend or distribution checks.

Taxes. Each Portfolio intends to qualify and elect to be taxed as a regulated investment company under Subchapter M of the Code for each taxable year. In order to be qualified as a regulated investment company, each Portfolio generally must, among other things, (a) derive at least 90% of its gross income from the sales or other disposition of securities, dividends, interest, proceeds from loans of stock or securities and certain other related income; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) 50% of the market value of each Portfolio's assets is represented by cash, government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount no greater than 5% of each Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than government securities or the securities of other regulated investment companies).

         As a regulated investment company, each Portfolio will not be subject to U.S. Federal income tax on its income and capital gains which it distributes as dividends or capital gains distributions to shareholders provided that it distributes to shareholders at least 90% of its investment company taxable income for the taxable year. Each
Portfolio intends to distribute sufficient income to meet this qualification requirement.

         Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, each Portfolio must distribute during each calendar year (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses for the 12-month period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for the previous years that were not distributed during such years. To avoid application of the excise tax, each Portfolio intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if actually paid during such year. Additionally, a distribution will be treated as paid on December 31 of a calender year if it is declared by a Portfolio in October, November or December of such year, payable to shareholders of record on a date in such month and paid by such Portfolio during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of such December 31, rather than the date on which the distributions are received.

         Distributions of net investment income and short-term capital gains are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. The portion of such dividends received from each Portfolio that will be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of each Portfolio's gross income, exclusive of capital gains from sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain real estate investment trusts, and will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of each fiscal year. It is not anticipated that the dividends paid by the International Equity Portfolio will be eligible for the dividends-received deduction. Distributions of net capital gains, if any, are taxable as capital gains regardless of whether the shareholder receives such distributions in additional shares or in cash or how long the investor has held his or her shares, and are not eligible for the dividends received deduction for corporations.

         Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending upon its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. In the case of an individual, any such capital gain will be treated as short-term capital gain if the shares were held for not more than 12 months, capital gain taxable at the maximum rate of 28% if such shares were held for more than 12, but not more than 18 months, and capital gain taxable at the maximum rate of 20% if such shares were held for more than 18 months. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than 12 months. Any such capital loss will be long-term capital loss if the shares have been held for more than one year. Generally, any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. Any loss recognized by a shareholder on the sale of shares of a Portfolio held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

         Under certain circumstances (such as the exercise of an exchange privilege), the tax effect of sales load charges imposed on the purchase of shares in a regulated investment company is deferred if the shareholder does not hold the shares for at least 90 days.

         Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of that Portfolio's assets to be invested in various countries is not known. It is not anticipated that any Portfolio (other than the International Equity Portfolio) will qualify to pass through to its shareholders the ability to claim as a foreign tax credit their respective shares of foreign taxes paid by such Portfolio. If more than 50% in value of the Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, the Portfolio will be eligible, and intends, to file an election with the Internal Revenue

Service pursuant to which shareholders of the Portfolio will be required to include their proportionate share of such foreign taxes in their U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable incomes or, alternatively, subject to certain limitations, and the Portfolio and the shareholders satisfying certain holding period requirements, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by non-corporate shareholders who do not itemize deductions. Of course, certain retirement accounts which are not subject to tax cannot claim foreign tax credits on investments in foreign securities held in the Portfolio. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Portfolio's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder.

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on forward foreign currency exchange contracts, foreign currency gains or losses from futures contracts that are not "regulated futures contracts" and from unlisted non-equity options, gains or losses from sale of currencies or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition generally also are treated as ordinary gain or loss. These gains, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of each Portfolio's investment company taxable income available to be distributed to its shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, a Portfolio would not be able to make any ordinary dividend distributions, and any distributions made in the same taxable year may be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Portfolio shares. In certain cases, a Portfolio may be entitled to elect to treat foreign currency gains on forward or futures contracts, or options thereon, as capital gains.

         The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts which a Portfolio may write, purchase or sell. Such options and contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof ("60/40 gain or loss"). Such contracts, when held by a Portfolio at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for Federal income tax purposes ("marked-to-market"). Over-the-counter options are not classified as
Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Portfolio from transactions in over-the-counter options generally constitute short-term capital gains or losses. When call options written, or put options purchased, by a Portfolio are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of gain or loss, the sales proceeds are reduced by the premium paid for the puts or increased by the premium received for calls.

         A substantial portion of each Portfolio's transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute "straddles" which are defined in the Code as offsetting positions with respect to personal property. A straddle consisting of a listed option, futures contract, or option on a futures contract and of U.S. Government securities would constitute a "mixed straddle" under the Code. The Code generally provides with respect to straddles (i) "loss deferral" rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) "wash sale" rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) "short sale" rules which may terminate the holding period of securities owned by a Portfolio when offsetting positions are established and which may convert certain losses from short-term to long-term, and (iv) "conversion transaction" rules which recharacterize capital gains as ordinary income. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

         Newly-enacted Code Section 1259 will require the recognition of gain (but not loss) if a Portfolio makes a "constructive sale" of an appreciated financial position (e.g., stock). A Portfolio generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or substantially identical property, or enters into certain other similar transactions.

         Each Portfolio may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Portfolio and therefore is subject to the distribution requirements of the Code. Because the original issue discount earned by the Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of other securities and use the proceeds to make distributions to shareholders.

         A Portfolio may be required to backup withhold U.S. Federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. Federal income tax liability. Any distributions of net investment income or short-term capital gains made to a foreign shareholder will be subject to U.S. withholding tax of 30% (or a lower treaty rate if applicable to such shareholder).

         Each of the Large-Cap Growth Portfolio, Aggressive Growth Portfolio and International Equity Portfolio may, from time to time, invest in "passive foreign investment companies" (PFICs). A PFIC is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If any such Portfolio acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Portfolio will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the election is in effect, at the end of the Fund's taxable year, the Portfolio will recognize the amount of gains, if any, with respect to PFIC stock. Recently enacted legislation codified this "mark-to-market" election effective for tax years beginning after December 31, 1997. Any gains resulting from such elections will be treated as ordinary income. No loss will be recognized on PFIC stock. Alternatively, the Portfolio may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio; those amounts would be subject to the distribution requirements applicable to the Portfolio described above. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.

         Each of the Large-Cap Blend and Value Portfolios may invest in real estate investment trusts ("REITs") that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Portfolio's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes. In addition, foreign investors should consult with their own tax advisors regarding the particular tax consequences to them of an investment in each Portfolio. Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management and investment policies.

                             RETIREMENT PLANS

         Shares of each Portfolio are eligible to be purchased in conjunction with various types of qualified retirement plans. The summary below is only a brief description of the Federal income tax laws for each plan and does not purport to be complete. Further information or an application to invest in shares of a Portfolio by establishing any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850. However, it is recommended that a shareholder considering any retirement plan consult a tax adviser before participating.

Pension and Profit-Sharing Plans. Sections 401(a) and 401(k) of the Code permit business employers and certain associations to establish pension and profit sharing plans for employees. Shares of a Portfolio may be purchased by those who would have been covered under the rules governing old H.R. 10 (Keogh) Plans, as well as by corporate plans. Each business retirement plan provides tax advantages for owners and participants. Contributions made by the employer are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

Tax-Sheltered Custodial Accounts. Section 403(b)(7) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to purchase shares of a Portfolio and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes.

Individual Retirement Accounts (IRA). Section 408 of the Code permits eligible individuals to contribute to an individual retirement program, including Simplified Employee Pension Plans, commonly referred to as SEP-IRA. Section 408A of the Code treats Roth IRAs as IRAs subject to certain special rules applicable thereto. IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount if any, entitled to be contributed on a deductible basis, and the time in which distributions would be allowed to commence. In addition, certain distributions from some other types of retirement plans may be placed on a tax-deferred basis in an IRA.

Salary Reduction Simplified Employee Pension (SARSEP). This plan was introduced by a provision of the Tax Reform Act of 1986 as a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee's paycheck before tax deductions and are deposited into an IRA by the employer. These contributions are not included in the employee's income and therefore are not reported or deducted on his or her tax return.

Savings Incentive Match Plan for Employees ("SIMPLE IRA"). This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee's paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or nonelective contributions. Contributions are tax-deductible for the employer and participants do not pay taxes on contributions on earnings until they are withdrawn.

Roth IRA. This plan, introduced by Section 302 of the Taxpayer Relief Act of 1997, generally permits individuals with adjusted gross income of up to $95,000, and married couples with joint adjusted gross income of up to $150,000, to contribute to a "Roth IRA." Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

Education IRA. Established by the Taxpayer Relief Act of 1997, under
Section 530 of the Code, this plan permits individuals to contribute to an IRA on behalf of any child under the age of 18. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.

                          DESCRIPTION OF SHARES

         Ownership of the Fund is represented by shares of common stock. The total number of shares which the Fund has authority to issue is one billion (1,000,000,000) shares of common stock (par value $0.0001 per share), amounting in aggregate par value to one hundred thousand dollars ($100,000.00).


         Currently, nine Portfolios of shares of the Fund have been authorized pursuant to the Fund's Articles of Incorporation ("Articles"): the Large-Cap Growth Portfolio, the Mid-Cap Growth Portfolio, the Aggressive Growth Portfolio, the Large-Cap Blend Portfolio, the Large-Cap Value Portfolio, the Value Portfolio, the Small-Cap Value Portfolio, International Equity Portfolio and the Focus Portfolio. Except for the Focus Portfolio, each Portfolio has been divided into four classes of shares, designated as Class A, Class B, Class C and Class Z. The Directors may authorize the creation of additional Portfolios of shares so as to be able to offer to investors additional investment portfolios within the Fund that would operate independently from the Fund's present portfolios, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each Portfolio of the Fund's shares represents the interests of the shareholders of that Portfolio in a particular portfolio of Fund assets. In addition, the Directors may authorize the creation of additional classes of shares in the future, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.


         Shareholders are entitled to a full vote for each full share held. The Directors have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Directors, and appoint their own successors, provided that at all times at least a majority of the Directors have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Directors being elected, while the holders of the remaining shares would be unable to elect any Directors. Although the Fund need not hold annual meetings of shareholders, the Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Articles. Also, a shareholders meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Fund. In addition, the Directors may be removed by the action of the holders of record of two-thirds or more of the outstanding shares. All Portfolios of shares will vote with respect to certain matters, such as election of Directors. When all Portfolios are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a Portfolio's policies, only shareholders of the Portfolios affected by the matter may be entitled to vote.

         The classes of shares of a given Portfolio are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge, a distribution fee and an ongoing account maintenance and service fee, (iii) Class B shares are subject to a CDSC, a distribution fee and an ongoing account maintenance and service fee,
(iv) Class B shares convert automatically to Class A shares on the first business day of the month seven years after the purchase of such Class B Shares, (v) Class C shares are subject to a CDSC, and an ongoing account maintenance and service fee, (vi) each class has voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to such class, except that under certain circumstances, the holders of Class B shares may be entitled to vote on material changes to the Class A Rule 12b-1 plan, and (vii) each class of shares will be exchangeable only into the same class of shares of any other Portfolio or other SunAmerica Funds that offer that class. All shares of the Fund issued and outstanding and all shares offered by the Prospectus when issued, are fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Fund. In addition, shares have no conversion rights, except as described above.

         The Articles provide that no Director, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Director, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties. It also provides that all third persons shall look solely to the Fund's property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Articles provides that a Director, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund. The Fund shall continue, without limitation of time, subject to the provisions in the Articles concerning termination by action of the shareholders.

                          ADDITIONAL INFORMATION

Computation of Offering Price per Share

         The following is the offering price calculation for each Class of shares of the Portfolios. The Class A, Class B and Class C calculations are based on the value of each Portfolio's net assets and number of shares outstanding on October 31, 1997.


                                     Large-Cap Growth Portfolio                        Mid-Cap Growth Portfolio
                              --------------------------------------------     ----------------------------------------
                              Class A          Class B         Class C         Class A          Class B         Class C
                              -------          -------         -------         -------          -------         -------

Net Assets...............     $23,609,458         $733,141        $165,960      $18,403,666      $35,739,146     $4,685,386
Number of Shares
Outstanding..............      $2,002,887          $65,591         $14,084       $1,342,354       $2,622,082       $343,493
Net Asset Value Per
Share (net assets
divided by number of
shares) .................         $ 11.79          $ 11.79         $ 11.78          $ 13.71          $ 13.63        $ 13.64
Sales charge for
Class A Shares:
5.75% of offering
price (6.10% of net
asset value per
share)*..................        $   0.72               --              --         $   0.84               --             --
Offering Price...........         $ 12.51               --              --           $14.55               --             --

-----------------------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

                                    Aggressive Growth Portfolio                       Large-Cap Blend Portfolio
                               --------------------------------------------     ---------------------------------
                               Class A          Class B         Class C         Class A      Class B      Class C
                               -------          -------         -------         -------      -------      -------
Net Assets...............     $38,537,314      $48,593,950      $5,939,097      $23,592,872    $941,244    $142,864
Number of Shares
Outstanding .............       2,424,338        3,075,503         375,792        1,969,995      78,691      11,932
Net Asset Value Per
Share (net assets
divided by number of
shares) .................         $ 15.90          $ 15.80          $15.80         $  11.98     $ 11.96    $  11.97
Sales charge for
Class A Shares:
5.75% of offering
price (6.10 of net
asset value per
share)* .................        $   0.97               --              --         $   0.73          --          --
Offering Price...........         $ 16.87               --              --          $ 12.71          --          --

-----------------------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.





                                     Large-Cap Value Portfolio                             Value Portfolio
                              Class A          Class B         Class C         Class A          Class B         Class C
Net Assets...............     $23,240,000       $1,324,918        $172,432      $48,377,302      $77,534,354     $9,383,790
Number of Shares
Outstanding .............       1,959,444          111,740          14,544        3,007,062        4,846,859        586,579
Net Asset Value Per
Share (net assets
divided by number of
shares) .................         $ 11.86         $  11.86         $ 11.86          $ 16.09          $ 16.00        $ 16.00
Sales charge for
Class A Shares:
5.75% of offering
price (6.10 of net
asset value per
share)* .................        $   0.72               --              --         $   0.98               --             --
Offering Price...........         $ 12.58               --              --          $ 17.07               --             --

-----------------------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

                                     Small-Cap Value Portfolio                      International Equity Portfolio
                              --------------------------------------------     ----------------------------------------
                                Class A          Class B          Class C         Class A          Class B         Class C
                                -------          -------          -------         -------          -------         -------
Net Assets...............     $21,345,618       $3,112,115        $525,428      $24,365,250      $42,656,451     $4,458,695
Number of Shares
Outstanding .............       1,758,084          256,483          43,289        1,955,691        3,446,902        360,269
Net Asset Value Per
Share (net assets
divided by number of
shares) .................         $ 12.14          $ 12.13         $ 12.14          $ 12.46          $ 12.38        $ 12.38
Sales charge for
Class A Shares:
5.75% of offering
price (6.10 of net
asset value per
share)* .................        $   0.74               --              --         $   0.76               --             --
Offering Price...........         $ 12.88               --              --          $ 13.22               --             --

-----------------------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.


Reports to Shareholders. The Fund sends audited annual and unaudited semi-annual reports to shareholders of each of the Portfolios. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with the Fund to confirm transactions in the account.


Custodian and Transfer Agency. State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, serves as Custodian and Transfer Agent for the Portfolios and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Fund. Transfer agent functions are performed for State Street by National Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572, an affiliate of State Street.

Independent Accountants and Legal Counsel. Price Waterhouse LLP, 1177 Avenue of the Americas, New York, NY 10036, has been selected to serve as the Fund's independent accountants and in that capacity examines the annual financial statements of the Fund. The firm of Shereff, Friedman, Hoffman & Goodman, LLP, 919 Third Avenue, New York, NY 10022, has been selected as legal counsel to the Fund.

                           FINANCIAL STATEMENTS

         Set forth following this Statement of Additional Information is the financial statements of Style Select Series, Inc. with respect to the Registrant's fiscal year ended October 31, 1997.

                                                                               5
STATEMENT OF ASSETS AND LIABILITIES -- October 31, 1997

                                                      LARGE-CAP       MID-CAP      AGGRESSIVE      LARGE-CAP
                                                       GROWTH         GROWTH         GROWTH          BLEND
                                                      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                     --------------------------------------------------------

ASSETS:

Investment securities, at value (identified cost
  $25,063,825; $49,356,737; $70,323,902; and
  $24,276,499, respectively)......................   $23,794,419    $56,153,029    $83,929,240    $23,234,499

Repurchase agreements (cost equals market)........       380,000             --      8,269,000        580,000

Short-term securities (cost equals market)........       199,937      2,257,482      1,999,372        811,948

Cash..............................................        78,326         18,320         74,005          2,755

Receivable for shares of beneficial interest
  sold............................................       483,181        634,568      1,078,124        386,291

Receivable for investments sold...................        93,497        588,107        183,491        141,619

Prepaid expenses and other assets.................        58,300          8,115          8,340         58,300

Receivable from investment adviser................         7,167         26,477         35,677          7,175

Interest and dividends receivable.................         4,214         12,330         17,300         14,315

Deferred organizational expenses..................         8,215         36,320         36,320          8,215
                                                     -----------    -----------    -----------    -----------

  Total assets....................................    25,107,256     59,734,748     95,630,869     25,245,117
                                                     -----------    -----------    -----------    -----------

LIABILITIES:

Payable for investments purchased.................       361,985        704,029      2,312,449        328,109

Payable for fund shares repurchased...............       161,000         27,879         12,843        204,000

Other accrued expenses............................        19,886         81,184         95,030         19,996

Investment advisory and management fees payable...        11,611         52,375         80,893         11,730


Distribution and service maintenance fees
  payable.........................................         4,215         41,083         59,293          4,302
                                                     -----------    -----------    -----------    -----------

  Total liabilities...............................       558,697        906,550      2,560,508        568,137
                                                     -----------    -----------    -----------    -----------

    Net assets....................................   $24,548,559    $58,828,198    $93,070,361    $24,676,980
                                                     -----------    -----------    -----------    -----------
                                                     -----------    -----------    -----------    -----------





6
STATEMENT OF ASSETS AND LIABILITIES -- October 31, 1997 -- (continued)

                                                      LARGE-CAP       MID-CAP      AGGRESSIVE      LARGE-CAP
                                                       GROWTH         GROWTH         GROWTH          BLEND
                                                      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                     --------------------------------------------------------
NET ASSETS WERE COMPOSED OF:

Common Stock, $.0001 par value (1 billion shares
  authorized).....................................   $       208    $       431    $       588    $       206

Paid-in capital...................................    25,994,433     52,176,682     78,876,692     25,747,077
                                                     -----------    -----------    -----------    -----------

                                                      25,994,641     52,177,113     78,877,280     25,747,283

Accumulated undistributed net investment
  income (loss)...................................         7,889           (643)          (761)        20,057

Accumulated undistributed net realized gain (loss)
  on investments, foreign currency, other assets
  and liabilities.................................      (184,565)      (144,564)       588,504        (48,360)

Net unrealized appreciation (depreciation) of
  investments.....................................    (1,269,406)     6,796,292     13,605,338     (1,042,000)
                                                     -----------    -----------    -----------    -----------

    Net assets....................................   $24,548,559    $58,828,198    $93,070,361    $24,676,980
                                                     -----------    -----------    -----------    -----------
                                                     -----------    -----------    -----------    -----------

CLASS A:


Net assets........................................   $23,609,458    $18,403,666    $38,537,314    $23,592,872

Shares outstanding................................     2,002,887      1,342,354      2,424,338      1,969,995

Net asset value and redemption price per share....   $     11.79    $     13.71    $     15.90    $     11.98

Maximum sales charge (5.75% of offering price)....          0.72           0.84           0.97           0.73
                                                     -----------    -----------    -----------    -----------

Maximum offering price to public..................   $     12.51    $     14.55    $     16.87    $     12.71
                                                     -----------    -----------    -----------    -----------
                                                     -----------    -----------    -----------    -----------

CLASS B:

Net assets........................................   $   773,141    $35,739,146    $48,593,950    $   941,244

Shares outstanding................................        65,591      2,622,082      3,075,503         78,691

Net asset value, offering and redemption price per
  share (excluding any applicable contingent
  deferred sales charge)..........................   $     11.79    $     13.63    $     15.80    $     11.96
                                                     -----------    -----------    -----------    -----------
                                                     -----------    -----------    -----------    -----------

CLASS C:

Net assets........................................   $   165,960    $ 4,685,386    $ 5,939,097    $   142,864

Shares outstanding................................        14,084        343,493        375,792         11,932

Net asset value, offering and redemption price per
  share (excluding any applicable contingent
  deferred sales charge)..........................   $     11.78    $     13.64    $     15.80    $     11.97
                                                     -----------    -----------    -----------    -----------
                                                     -----------    -----------    -----------    -----------

See Notes to Financial Statements

                                                                               7
STATEMENT OF ASSETS AND LIABILITIES -- October 31, 1997 -- (continued)

                                                      LARGE-CAP                      SMALL-CAP     INTERNATIONAL
                                                        VALUE          VALUE           VALUE          EQUITY
                                                      PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                     -----------------------------------------------------------

ASSETS:


Investment securities, at value (identified cost
  $24,049,833; $115,531,354; $20,506,477; and
  $66,834,816, respectively)......................   $22,714,037    $126,261,475    $19,738,475     $ 63,894,899

Repurchase agreements (cost equals market)........       130,000       5,678,000      3,378,000        6,679,000

Short-term securities (cost equals market)........     1,250,485       5,353,968      1,695,611          835,000

Cash..............................................        49,474           8,661         77,093               --

Foreign cash (cost $472,003)......................            --              --             --          473,138

Receivable for shares of beneficial interest
  sold............................................       857,034       1,732,952      1,215,264          433,421

Prepaid expenses and other assets.................        58,300           8,634         58,300            8,999

Interest and dividends receivable.................        12,290         110,398         18,280          180,938

Deferred organizational expenses..................         8,215          36,320          8,215           36,320

Receivable from investment adviser................         7,175          49,699          7,200           33,065

Receivable for investments sold...................            --          14,525             --        1,005,239

Foreign currency contracts........................            --              --             --        2,361,542

Unrealized appreciation of foreign currency
  contracts.......................................            --              --             --          124,603
                                                     -----------    ------------    -----------    -------------

  Total assets....................................    25,087,010     139,254,632     26,196,438       76,066,164
                                                     -----------    ------------    -----------    -------------

LIABILITIES:

Payable for fund shares repurchased...............       280,383         298,801        687,050          179,917

Payable for investments purchased.................        33,178       3,279,098        489,096        1,728,804

Other accrued expenses............................        20,043         178,207         20,121          150,070

Investment advisory and management fees payable...        11,729         115,150         12,079           71,869

Distribution and service maintenance fees
  payable.........................................         4,327          87,930          4,931           50,400

Foreign currency contracts........................            --              --             --        2,364,584

Unrealized depreciation of foreign currency
  contracts.......................................            --              --             --           39,360

Due to custodian bank.............................            --              --             --              764

                                                     -----------    ------------    -----------    -------------

  Total liabilities...............................       349,660       3,959,186      1,213,277        4,585,768
                                                     -----------    ------------    -----------    -------------

    Net assets....................................   $24,737,350    $135,295,446    $24,983,161     $ 71,480,396
                                                     -----------    ------------    -----------    -------------
                                                     -----------    ------------    -----------    -------------



8
STATEMENT OF ASSETS AND LIABILITIES -- October 31, 1997 -- (continued)

                                                      LARGE-CAP                      SMALL-CAP     INTERNATIONAL
                                                        VALUE          VALUE           VALUE          EQUITY
                                                      PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                     -----------------------------------------------------------
NET ASSETS WERE COMPOSED OF:

Common Stock, $.0001 par value (1 billion shares
  authorized).....................................   $       209    $        844    $       206     $        576

Paid-in capital...................................    26,056,306     119,171,979     25,715,849       73,360,146
                                                     -----------    ------------    -----------    -------------

                                                      26,056,515     119,172,823     25,716,055       73,360,722

Accumulated undistributed net investment income
  (loss)..........................................        16,631            (680)        35,108          122,861

Accumulated undistributed net realized gain on
  investments, foreign currency, other assets and
  liabilities.....................................            --       5,393,253             --          843,851

Net unrealized appreciation (depreciation) of
  investments.....................................    (1,335,796)     10,730,121       (768,002)      (2,939,917)

Net unrealized appreciation (depreciation) of
  foreign currency, other assets and
  liabilities.....................................            --             (71)            --           92,879
                                                     -----------    ------------    -----------    -------------

    Net assets....................................   $24,737,350    $135,295,446    $24,983,161     $ 71,480,396
                                                     -----------    ------------    -----------    -------------
                                                     -----------    ------------    -----------    -------------

CLASS A:

Net assets........................................   $23,240,000    $ 48,377,302    $21,345,618     $ 24,365,250


Shares outstanding................................     1,959,444       3,007,062      1,758,084        1,955,961

Net asset value and redemption price per share....   $     11.86    $      16.09    $     12.14     $      12.46

Maximum sales charge (5.75% of offering price)....          0.72            0.98           0.74             0.76
                                                     -----------    ------------    -----------    -------------

Maximum offering price to public..................   $     12.58    $      17.07    $     12.88     $      13.22
                                                     -----------    ------------    -----------    -------------
                                                     -----------    ------------    -----------    -------------

CLASS B:

Net assets........................................   $ 1,324,918    $ 77,534,354    $ 3,112,115     $ 42,656,451

Shares outstanding................................       111,740       4,846,859        256,483        3,446,902

Net asset value, offering and redemption price per
  share (excluding any applicable contingent
  deferred sales charge)..........................   $     11.86    $      16.00    $     12.13     $      12.38
                                                     -----------    ------------    -----------    -------------
                                                     -----------    ------------    -----------    -------------

CLASS C:

Net assets........................................   $   172,432    $  9,383,790    $   525,428     $  4,458,695

Shares outstanding................................        14,544         586,579         43,289          360,269

Net asset value, offering and redemption price per
  share (excluding any applicable contingent
  deferred sales charge)..........................   $     11.86    $      16.00    $     12.14     $      12.38
                                                     -----------    ------------    -----------    -------------
                                                     -----------    ------------    -----------    -------------

See Notes to Financial Statements

                                                                               9
STATEMENT OF OPERATIONS -- For the year ended October 31, 1997

                                                      LARGE-CAP      MID-CAP      AGGRESSIVE      LARGE-CAP
                                                       GROWTH         GROWTH        GROWTH          BLEND
                                                     PORTFOLIO@     PORTFOLIO#    PORTFOLIO#     PORTFOLIO@
                                                     -------------------------------------------------------
INVESTMENT INCOME:
Income:
  Interest........................................   $    20,331    $  158,291    $   336,477    $    22,465

  Dividends*......................................         4,162        78,175        189,639         14,175
                                                     -----------    ----------    -----------    -----------
    Total investment income.......................        24,493       236,466        526,116         36,640
                                                     -----------    ----------    -----------    -----------
Expenses:
  Investment advisory and management fees.........        11,611       390,221        533,055         11,730
  Distribution and service maintenance fees
    Class A.......................................         3,983        73,691        106,377          4,000
    Class B.......................................           173       164,888        209,795            239
    Class C.......................................            59        14,787         19,327             63
  Transfer agent fees and expenses
    Class A.......................................         3,186        59,267         85,695          3,200
    Class B.......................................            49        47,325         60,341             67
    Class C.......................................            16         4,293          5,602             17
  Registration fees
    Class A.......................................           734        46,990         48,528            737
    Class B.......................................           174        47,988         42,038            177
    Class C.......................................           162        12,101         11,523            162
  Audit and tax consulting fees...................         2,805        26,025         30,795          2,805
  Printing expense................................         2,550        16,195         18,380          2,550
  Custodian fees and expenses.....................         1,974        66,338         90,617          1,994
  Legal fees and expenses.........................           340         6,945          8,000            340
  Directors' fees and expenses....................            85         3,323          4,641             85
  Miscellaneous expenses..........................            85         2,660          3,330             85
  Amortization of organizational expenses.........            --         4,144          4,144             --
  Insurance expense...............................            --            32             46             --
                                                     -----------    ----------    -----------    -----------
    Total expenses................................        27,986       987,213      1,282,234         28,251
    Less: expenses waived/reimbursed by investment
      adviser.....................................        (7,167)     (155,055)      (158,172)        (7,175)
                                                     -----------    ----------    -----------    -----------
    Net expenses..................................        20,819       832,158      1,124,062         21,076
                                                     -----------    ----------    -----------    -----------
Net investment income (loss)......................         3,674      (595,692)      (597,946)        15,564
                                                     -----------    ----------    -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized gain (loss) on investments...........      (184,565)      208,124      1,155,918        (48,360)
Net realized gain (loss) on foreign currency and
  other assets and liabilities....................            --        (1,597)            --            191
Net unrealized appreciation/depreciation of
  investments.....................................    (1,269,406)    6,796,292     13,605,338     (1,042,000)
                                                     -----------    ----------    -----------    -----------
Net realized and unrealized gain (loss) on
  investments, foreign currency and other assets
  and liabilities.................................    (1,453,971)    7,002,819     14,761,256     (1,090,169)
                                                     -----------    ----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS:                                   $(1,450,297)   $6,407,127    $14,163,310    $(1,074,605)
                                                     -----------    ----------    -----------    -----------
                                                     -----------    ----------    -----------    -----------

*Net of foreign withholding taxes on dividends
  of..............................................   $        --    $      187    $       628    $        51

                                                     -----------    ----------    -----------    -----------
                                                     -----------    ----------    -----------    -----------

------------------

@ Commenced operations October 15, 1997
#  Commenced operations November 19, 1996
See Notes to Financial Statements

10
STATEMENT OF OPERATIONS -- For the year ended October 31, 1997 -- (continued)

                                                      LARGE-CAP                    SMALL-CAP     INTERNATIONAL
                                                        VALUE          VALUE         VALUE          EQUITY
                                                     PORTFOLIO@     PORTFOLIO#     PORTFOLIO@     PORTFOLIO#
                                                     ---------------------------------------------------------
INVESTMENT INCOME:
Income:
  Interest........................................   $    21,267    $   316,689    $   34,643     $    216,533
  Dividends*......................................        12,137        877,812        17,738          624,686
                                                     -----------    -----------    ----------    -------------
    Total investment income.......................        33,404      1,194,501        52,381          841,219
                                                     -----------    -----------    ----------    -------------
Expenses:
  Investment advisory and management fees.........        11,729        671,560        12,079          440,671
  Distribution and service maintenance fees
    Class A.......................................         3,986        116,913         3,849           77,057
    Class B.......................................           281        309,027           900          162,796
    Class C.......................................            60         28,306           184           17,650
  Transfer agent fees and expenses
    Class A.......................................         3,189         89,362         3,079           59,709
    Class B.......................................            79         86,613           252           47,087
    Class C.......................................            17          7,998            51            5,118
  Registration fees
    Class A.......................................           734         71,485           715           52,381
    Class B.......................................           179         78,528           211           51,454
    Class C.......................................           162         14,974           168           12,951
  Audit and tax consulting fees...................         2,805         30,795         2,805           30,720
  Printing expense................................         2,550         18,370         2,550           16,050
  Custodian fees and expenses.....................         1,994        113,843         2,053          130,328
  Legal fees and expenses.........................           340          9,770           340            6,945
  Directors' fees and expenses....................            85          5,054            85            3,647
  Miscellaneous expenses..........................            85          4,330            85            2,491
  Amortization of organizational expenses.........            --          4,144            --            4,144
  Insurance expense...............................            --             64            --               19
                                                     -----------    -----------    ----------    -------------
    Total expenses................................        28,275      1,661,136        29,406        1,121,218
    Less: expenses waived/reimbursed by investment

      adviser.....................................        (7,175)      (217,432)       (7,200)        (169,822)
                                                     -----------    -----------    ----------    -------------
    Net expenses..................................        21,100      1,443,704        22,206          951,396
                                                     -----------    -----------    ----------    -------------
Net investment income (loss)......................        12,304       (249,203)       30,175         (110,177)
                                                     -----------    -----------    ----------    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized gain on investments..................            --      5,614,072            --          843,851
Net realized gain (loss) on foreign currency and
  other assets and liabilities....................            --            (19)           --          209,293
Net unrealized appreciation/depreciation of
  investments.....................................    (1,335,796)    10,730,121      (768,002)      (4,158,649)
Net unrealized appreciation/depreciation of
  foreign currency and other assets and
  liabilities.....................................            --            (71)           --           94,498
                                                     -----------    -----------    ----------    -------------
Net realized and unrealized gain (loss) on
  investments, foreign currency and other assets
  and liabilities.................................    (1,335,796)    16,344,103      (768,002)      (3,011,007)
                                                     -----------    -----------    ----------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS:                                   $(1,323,492)   $16,094,900    $ (737,827)    $ (3,121,184)
                                                     -----------    -----------    ----------    -------------
                                                     -----------    -----------    ----------    -------------

*Net of foreign withholding taxes on dividends
  of..............................................   $        99    $     9,190    $       --     $     81,620
                                                     -----------    -----------    ----------    -------------
                                                     -----------    -----------    ----------    -------------

------------------
@ Commenced operations October 15, 1997
#  Commenced operations November 19, 1996

See Notes to Financial Statements

                                                                              11
STATEMENT OF CHANGES IN NET ASSETS -- For the year ended October 31, 1997

                                                       LARGE-CAP          MID-CAP          AGGRESSIVE        LARGE-CAP
                                                         GROWTH            GROWTH            GROWTH            BLEND
                                                       PORTFOLIO@        PORTFOLIO#        PORTFOLIO#        PORTFOLIO@
                                                     --------------------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment income (loss)....................    $      3,674      $   (595,692)     $   (597,946)     $     15,564
  Net realized gain (loss) on investments.........        (184,565)          208,124         1,155,918           (48,360)

  Net realized gain (loss) on foreign currency and
    other assets and liabilities..................              --            (1,597)               --               191
  Net unrealized appreciation/depreciation of
    investments...................................      (1,269,406)        6,796,292        13,605,338        (1,042,000)
                                                     --------------    --------------    --------------    --------------
  Net increase (decrease) in net assets resulting
    from operations...............................      (1,450,297)        6,407,127        14,163,310        (1,074,605)
                                                     --------------    --------------    --------------    --------------

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL
  SHARE TRANSACTIONS (NOTE 9).....................      25,998,856        52,396,071        78,882,051        25,751,585
                                                     --------------    --------------    --------------    --------------

TOTAL INCREASE IN NET ASSETS......................      24,548,559        58,803,198        93,045,361        24,676,980

NET ASSETS:
Beginning of period...............................              --            25,000            25,000                --
                                                     --------------    --------------    --------------    --------------
End of period [including undistributed net
  investment income (loss) at October 31, 1997 of
  $7,889, $(643), $(761) and $20,057,
  respectively]...................................    $ 24,548,559      $ 58,828,198      $ 93,070,361      $ 24,676,980
                                                     --------------    --------------    --------------    --------------
                                                     --------------    --------------    --------------    --------------

------------------

@ Commenced operations October 15, 1997
#  Commenced operations November 19, 1996

12

STATEMENT OF CHANGES IN NET ASSETS -- For the year ended October 31, 1997 -- (continued)

                                                       LARGE-CAP                           SMALL-CAP       INTERNATIONAL
                                                         VALUE             VALUE             VALUE             EQUITY
                                                       PORTFOLIO@        PORTFOLIO#        PORTFOLIO@        PORTFOLIO#
                                                     --------------------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment income (loss)....................    $     12,304      $    (249,203)    $     30,175      $   (110,177)
  Net realized gain on investments................              --          5,614,072               --           843,851
  Net realized gain (loss) on foreign currency and
    other assets and liabilities..................              --                (19)              --           209,293
  Net unrealized appreciation/depreciation of
    investments...................................      (1,335,796)        10,730,121         (768,002)       (4,158,649)
  Net unrealized appreciation/depreciation of

    foreign currency and other assets and
    liabilities...................................              --                (71)              --            94,498
                                                     --------------    --------------    --------------    --------------
  Net increase (decrease) in net assets resulting
    from operations...............................      (1,323,492)        16,094,900         (737,827)       (3,121,184)
                                                     --------------    --------------    --------------    --------------

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL
  SHARE TRANSACTIONS (NOTE 9).....................      26,060,842        119,175,546       25,720,988        74,576,580
                                                     --------------    --------------    --------------    --------------

TOTAL INCREASE IN NET ASSETS......................      24,737,350        135,270,446       24,983,161        71,455,396

NET ASSETS:
Beginning of period...............................              --             25,000               --            25,000
                                                     --------------    --------------    --------------    --------------
End of period [including undistributed net
  investment income (loss) at October 31, 1997 of
  $16,631, $(680), $35,108 and $122,861,
  respectively]...................................    $ 24,737,350      $ 135,295,446     $ 24,983,161      $ 71,480,396
                                                     --------------    --------------    --------------    --------------
                                                     --------------    --------------    --------------    --------------

------------------

@ Commenced operations October 15, 1997
#  Commenced operations November 19, 1996
See Notes to Financial Statements

                                                                              13
FINANCIAL HIGHLIGHTS

                                                   NET
                                               GAIN(LOSS)                 DIVIDENDS
                                               ON INVEST-      TOTAL        FROM      DISTRI-
                     NET ASSET       NET       MENTS(BOTH       FROM         NET      BUTIONS
                       VALUE,      INVEST-      REALIZED      INVEST-      INVEST-     FROM      TOTAL
      PERIOD         BEGINNING       MENT          AND          MENT        MENT      CAPITAL   DISTRI-
       ENDED         OF PERIOD    INCOME(1)    UNREALIZED)   OPERATIONS    INCOME      GAINS    BUTIONS
-------------------  ----------   ----------   -----------   ----------   ---------   -------   -------
LARGE-CAP GROWTH PORTFOLIO
--------------------------

                                                CLASS A
-------------------------------------------------------------------------------------------------------
10/15/97-10/31/97...   $12.50       $   --       $ (0.71)      $(0.71)       $--        $--       $--

                                                CLASS B
-------------------------------------------------------------------------------------------------------
10/15/97-10/31/97...    12.50           --         (0.71)       (0.71)        --         --        --
                                                CLASS C
-------------------------------------------------------------------------------------------------------
10/15/97-10/31/97...    12.50           --         (0.72)       (0.72)        --         --        --


                                                                     RATIO OF NET
                      NET                               RATIO OF      INVESTMENT
                     ASSET               NET ASSETS     EXPENSES        INCOME                  AVERAGE
                     VALUE,                END OF      TO AVERAGE     TO AVERAGE               COMMISSION
      PERIOD         END OF    TOTAL       PERIOD         NET            NET        PORTFOLIO     PER
       ENDED         PERIOD  RETURN(2)    (000'S)     ASSETS(3)(4)   ASSETS(3)(4)   TURNOVER    SHARE(5)
-------------------  ------  ---------   ----------   ------------   ------------   --------   ----------
LARGE-CAP GROWTH PO
-------------------
10/15/97-10/31/97..  $11.79     (5.68)%   $ 23,609        1.78%           0.34%        1%       $ 0.0414

-------------------
10/15/97-10/31/97..   11.79     (5.68)         773        2.43           (0.84)        1          0.0414

-------------------
10/15/97-10/31/97..   11.78     (5.76)         166        2.43           (0.42)        1          0.0414

--------------------------------------------------------------------------------

MID-CAP GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------
                                                CLASS A
-------------------------------------------------------------------------------------------------------
11/19/96-10/31/97...   $12.50       $(0.16)      $  1.37       $ 1.21        $--        $--       $--

                                                CLASS B
-------------------------------------------------------------------------------------------------------
11/19/96-10/31/97...    12.50        (0.25)         1.38         1.13         --         --        --
                                                CLASS C
-------------------------------------------------------------------------------------------------------
3/06/97-10/31/97...     11.93        (0.18)         1.89         1.71         --         --        --


MID-CAP GROWTH PORT
-------------------

-------------------
11/19/96-10/31/97..  $13.71      9.68%    $ 18,404        1.85%          (1.19)%      97%       $ 0.0487

-------------------
11/19/96-10/31/97..   13.63      9.04       35,739        2.47           (1.92)        97         0.0487

-------------------
3/06/97-10/31/97...   13.64     14.33        4,685        2.45           (1.97)        97         0.0487

--------------------------------------------------------------------------------

AGGRESSIVE GROWTH PORTFOLIO

                                                CLASS A
-------------------------------------------------------------------------------------------------------
11/19/96-10/31/97...   $12.50       $(0.11)      $  3.51       $ 3.40        $--        $--       $--

                                                CLASS B
-------------------------------------------------------------------------------------------------------
11/19/96-10/31/97...    12.50        (0.24)         3.54         3.30         --         --        --
                                                CLASS C
-------------------------------------------------------------------------------------------------------
3/06/97-10/31/97...     13.38        (0.17)         2.59         2.42         --         --        --


-------------------
11/19/96-10/31/97..  $15.90     27.20%    $ 38,537        1.84%          (0.77)%      150%      $ 0.0546

-------------------
11/19/96-10/31/97..   15.80     26.40       48,594        2.47           (1.58)       150         0.0546

-------------------
3/06/97-10/31/97...   15.80     18.09        5,939        2.45           (1.68)       150         0.0546


--------------------------------------------------------------------------------

LARGE-CAP BLEND PORTFOLIO

                                                CLASS A
-------------------------------------------------------------------------------------------------------
10/15/97-10/31/97...   $12.50       $ 0.01       $ (0.53)      $(0.52)       $--        $--       $--

                                                CLASS B
-------------------------------------------------------------------------------------------------------
10/15/97-10/31/97...    12.50           --         (0.54)       (0.54)        --         --        --
                                                CLASS C
-------------------------------------------------------------------------------------------------------
10/15/97-10/31/97...    12.50           --         (0.53)       (0.53)        --         --        --


-------------------
10/15/97-10/31/97..  $11.98     (4.16)%   $ 23,593        1.78%           1.35%        2%       $ 0.0361

-------------------
10/15/97-10/31/97..   11.96     (4.32)         941        2.43            0.29         2          0.0361

-------------------
10/15/97-10/31/97..   11.97     (4.24)         143        2.43            0.54         2          0.0361

------------------------
(1) Calculated based upon average shares outstanding

(2) Total return is not annualized and does not reflect sales load

(3) Annualized

(4) Net of the following expense reimbursements (based on average net assets):

   Large-Cap Growth A.......  .59%
   Large-Cap Growth B....... 1.53%
   Large-Cap Growth C....... 3.29%
   Mid-Cap Growth A.........  .34%
   Mid-Cap Growth B.........  .42%
   Mid-Cap Growth C.........  .96%
   Aggressive Growth A......  .26%

   Aggressive Growth B......  .32%
   Aggressive Growth C......  .73%
   Large-Cap Blend A........  .58%
   Large-Cap Blend B........ 1.26%
   Large-Cap Blend C........ 3.12%

(5) The average commission per share is derived by taking the agency commissions paid on equity securities trades and dividing by the number of shares purchased and sold.
See Notes to Financial Statements

14
FINANCIAL HIGHLIGHTS -- (continued)

                                                  NET
                                              GAIN(LOSS)                 DIVIDENDS
                                              ON INVEST-      TOTAL        FROM      DISTRI-
                     NET ASSET       NET      MENTS(BOTH       FROM         NET      BUTIONS
                       VALUE,      INVEST-     REALIZED      INVEST-      INVEST-     FROM      TOTAL
      PERIOD         BEGINNING      MENT          AND          MENT        MENT      CAPITAL   DISTRI-
       ENDED         OF PERIOD    INCOME(1)   UNREALIZED)   OPERATIONS    INCOME      GAINS    BUTIONS
-------------------  ----------   ---------   -----------   ----------   ---------   -------   -------
LARGE-CAP VALUE PORTFOLIO
-------------------------------------------

                                               CLASS A
------------------------------------------------------------------------------------------------------
10/15/97-10/31/97...   $12.50      $  0.01      $ (0.65)      $(0.64)       $--        $--       $--
                                               CLASS B
------------------------------------------------------------------------------------------------------
10/15/97-10/31/97...    12.50           --        (0.64)       (0.64)        --         --        --
                                               CLASS C
------------------------------------------------------------------------------------------------------
10/15/97-10/31/97...    12.50           --        (0.64)       (0.64)        --         --        --


                                                                     RATIO OF NET
                      NET                               RATIO OF      INVESTMENT
                     ASSET               NET ASSETS     EXPENSES        INCOME                  AVERAGE
                     VALUE,                END OF      TO AVERAGE     TO AVERAGE               COMMISSION
      PERIOD         END OF    TOTAL       PERIOD         NET            NET        PORTFOLIO     PER
       ENDED         PERIOD  RETURN(2)    (000'S)     ASSETS(3)(4)   ASSETS(3)(4)   TURNOVER    SHARE(5)

-------------------  ------  ---------   ----------   ------------   ------------   --------   ----------
LARGE-CAP VALUE POR
-------------------

-------------------
10/15/97-10/31/97..  $11.86     (5.12)%   $ 23,240        1.78%           1.07%        --%      $ 0.0445

-------------------
10/15/97-10/31/97..   11.86     (5.12)       1,325        2.43             .22         --         0.0445

-------------------
10/15/97-10/31/97..   11.86     (5.12)         172        2.43             .53         --         0.0445

--------------------------------------------------------------------------------

VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------
                                               CLASS A
------------------------------------------------------------------------------------------------------
11/19/96-10/31/97...   $12.50      $    --      $  3.59       $ 3.59        $--        $--       $--

                                               CLASS B
------------------------------------------------------------------------------------------------------
11/19/96-10/31/97...    12.50        (0.11)        3.61         3.50         --         --        --
                                               CLASS C
------------------------------------------------------------------------------------------------------
3/06/97-10/31/97...     13.56        (0.08)        2.52         2.44         --         --        --

VALUE PORTFOLIO
-------------------

-------------------
11/19/96-10/31/97..  $16.09     28.72%    $ 48,377        1.84%             --%        48%      $ 0.0596

-------------------
11/19/96-10/31/97..   16.00     28.00       77,534        2.46           (0.74)        48         0.0596

-------------------
3/06/97-10/31/97...   16.00     17.99        9,384        2.45           (0.78)        48         0.0596


--------------------------------------------------------------------------------

SMALL-CAP VALUE PORTFOLIO
                                               CLASS A
------------------------------------------------------------------------------------------------------
10/15/97-10/31/97...   $12.50      $  0.01      $ (0.37)      $(0.36)       $--        $--       $--

                                               CLASS B
------------------------------------------------------------------------------------------------------
10/15/97-10/31/97...    12.50         0.01        (0.38)       (0.37)        --         --        --
                                               CLASS C
------------------------------------------------------------------------------------------------------
10/15/97-10/31/97...    12.50         0.01        (0.37)       (0.36)        --         --        --

SMALL-CAP VALUE POR

-------------------
10/15/97-10/31/97..  $12.14     (2.88)%   $ 21,346        1.78%           2.57%        --%      $ 0.0571

-------------------
10/15/97-10/31/97..   12.13     (2.88)       3,112        2.43            1.75         --         0.0571

-------------------
10/15/97-10/31/97..   12.14     (2.88)         525        2.43            1.75         --         0.0571

--------------------------------------------------------------------------------

INTERNATIONAL EQUITY PORTFOLIO

                                               CLASS A
------------------------------------------------------------------------------------------------------
11/19/96-10/31/97...   $12.50      $  0.01      $ (0.05)      $(0.04)       $--        $--       $--

                                               CLASS B
------------------------------------------------------------------------------------------------------
11/19/96-10/31/97...    12.50        (0.09)       (0.03)       (0.12)        --         --        --

                                               CLASS C
------------------------------------------------------------------------------------------------------
3/06/97-10/31/97...     12.60        (0.07)       (0.15)       (0.22)        --         --        --


-------------------
11/19/96-10/31/97..  $12.46     (0.32)%   $ 24,365        2.10%           0.07%        70%      $ 0.0179

-------------------
11/19/96-10/31/97..   12.38     (0.96)      42,656        2.72           (0.69)        70         0.0179

-------------------
3/06/97-10/31/97...   12.38     (1.75)       4,459        2.70           (0.75)        70         0.0179

------------------------
(1) Calculated based upon average shares outstanding

(2) Total return is not annualized and does not reflect sales load

(3) Annualized

(4) Net of the following expense reimbursements (based on average net assets):

   Large-Cap Value A........  .58%
   Large-Cap Value B........ 1.16%
   Large-Cap Value C........ 3.22%
   Value A..................  .28%
   Value B..................  .34%
   Value C..................  .63%
   Small-Cap Value A........  .57%
   Small-Cap Value B........  .74%
   Small-Cap Value C........ 1.42%
   International Equity A...  .37%
   International Equity B...  .45%
   International Equity C...  .87%

(5) The average commission per share is derived by taking the agency commissions paid on equity securities trades and dividing by the number of shares purchased and sold.
See Notes to Financial Statements

Large-Cap Growth Portfolio
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- October 31, 1997

                                                                        VALUE
                 SECURITY DESCRIPTION                      SHARES     (NOTE 3)
--------------------------------------------------------------------------------
COMMON STOCK--96.9%
AUTOMOTIVE--1.2%
  Harley-Davidson, Inc.(1).............................     4,500    $   124,875
  Volkswagen AG ADR....................................     1,525        179,950
                                                                     -----------
                                                                         304,825
                                                                     -----------
BANKS--2.4%
  BankAmerica Corp.....................................     1,400        100,100
  Citicorp.............................................       900        112,556
  State Street Corp....................................     6,800        379,100
                                                                     -----------
                                                                         591,756
                                                                     -----------
BROADCASTING & MEDIA--2.4%
  Interpublic Group of Cos., Inc.......................    12,400        589,000
                                                                     -----------
BUSINESS SERVICES--7.2%
  Adaptec, Inc.+.......................................     3,500        169,531
  America Online, Inc.+................................     1,025         78,925
  CUC International, Inc.+.............................     9,400        277,300
  Manpower, Inc........................................    16,800        644,700
  Service Corp. International..........................    11,400        346,988
  TransCoastal Marine Services, Inc.+..................    10,600        257,050
                                                                     -----------
                                                                       1,774,494
                                                                     -----------
CHEMICALS--4.0%
  du Pont (E.I.) de Nemours & Co.......................     5,725        325,609
  Monsanto Co..........................................     4,175        178,481
  Sigma-Aldrich Corp...................................     7,800        272,025
  Solutia, Inc.........................................     8,925        197,466
                                                                     -----------
                                                                         973,581
                                                                     -----------
COMMUNICATION EQUIPMENT--0.8%
  MMC Networks, Inc.+..................................     9,000        196,875
                                                                     -----------
COMPUTERS & BUSINESS EQUIPMENT--4.6%
  3Com Corp.+..........................................     5,800        240,338
  Compaq Computer Corp.................................     3,300        210,375
  Dell Computer Corp.+.................................     1,775        142,222
  Hewlett-Packard Co...................................     6,200        382,462

  Seagate Technology, Inc.+............................     6,000        162,750
                                                                     -----------
                                                                       1,138,147
                                                                     -----------
DRUGS--7.8%
  Bristol-Myers Squibb Co..............................     5,925        519,919
  Lilly (Eli) & Co.....................................     4,000        267,500
  Merck & Co., Inc.....................................     6,300        562,275
  Omnicare, Inc........................................     2,575         71,617
  Pfizer, Inc..........................................     6,875        486,406
                                                                     -----------
                                                                       1,907,717
                                                                     -----------


                                                                        VALUE
                 SECURITY DESCRIPTION                      SHARES     (NOTE 3)
--------------------------------------------------------------------------------
ELECTRONICS--12.0%
  Arrow Electronics, Inc.+.............................    12,000    $   340,500
  ASM Lithography Holdings NV+.........................     2,500        183,125
  Emerson Electric Co..................................     5,500        288,406
  Intel Corp...........................................    12,275        945,175
  KLA-Tencor Corp.+....................................     3,425        149,844
  Motorola, Inc........................................     5,400        333,450
  Philips Electronics NV-
    NY Shares..........................................     3,075        241,003
  Solectron Corp.+.....................................     4,500        176,625
  Teradyne, Inc.+(1)...................................     2,400         89,850
  Texas Instruments, Inc...............................     1,750        186,703
                                                                     -----------
                                                                       2,934,681
                                                                     -----------
ENERGY SERVICES--2.6%
  Diamond Offshore Drilling, Inc.......................     4,750        295,688
  Schlumberger Ltd.....................................     3,950        345,625
                                                                     -----------
                                                                         641,313
                                                                     -----------
ENERGY SOURCES--0.8%
  Exxon Corp...........................................     3,300        202,744
                                                                     -----------
ENTERTAINMENT PRODUCTS--2.5%
  Mattel, Inc..........................................    15,900        618,113
                                                                     -----------
FINANCIAL SERVICES--6.2%
  American Express Co..................................     3,100        241,800
  Charles Schwab Corp..................................     6,000        204,750
  Federal Home Loan Mortgage Corp......................     4,650        176,119
  Federal National Mortgage Association................     4,350        210,703
  First Data Corp......................................     3,600        104,625
  Merrill Lynch & Co., Inc.............................     1,675        113,272

  Morgan Stanley, Dean Witter, Discover & Co...........     4,350        213,150
  SLM Holding Corp.....................................     1,825        256,184
                                                                     -----------
                                                                       1,520,603
                                                                     -----------
FOOD, BEVERAGE & TOBACCO--4.9%
  Coca-Cola Co.........................................     7,900        446,350
  Coca-Cola Enterprises, Inc...........................     4,375        123,047
  Delta & Pine Land Co.................................     6,075        226,293
  Pioneer Hi-Bred International, Inc...................     1,800        164,925
  Sara Lee Corp........................................     4,775        244,122
                                                                     -----------
                                                                       1,204,737
                                                                     -----------
HEALTH SERVICES--0.6%
  United Healthcare Corp...............................     3,275        151,673
                                                                     -----------

16

Large-Cap Growth Portfolio
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- October 31, 1997 -- (continued)

                                                                        VALUE
                 SECURITY DESCRIPTION                      SHARES     (NOTE 3)
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
HOUSEHOLD PRODUCTS--3.7%
  Gillette Co..........................................     4,600    $   409,688
  Procter & Gamble Co..................................     4,300        292,400
  Warner-Lambert Co....................................     1,500        214,781
                                                                     -----------
                                                                         916,869
                                                                     -----------
HOUSING--1.2%
  Home Depot, Inc......................................     5,100        283,688
                                                                     -----------
INSURANCE--2.1%
  American International Group, Inc....................     2,400        244,950
  MGIC Investment Corp.................................     4,350        262,359
                                                                     -----------
                                                                         507,309
                                                                     -----------
LEISURE & TOURISM--4.5%
  Cracker Barrel Old Country Store, Inc................     3,600        105,300

  Delta Air Lines, Inc.................................     1,200        120,900
  Disney (Walt) Co.....................................     2,200        180,950
  Marriott International, Inc..........................     3,000        209,250
  McDonald's Corp......................................    10,800        483,975
                                                                     -----------
                                                                       1,100,375
                                                                     -----------
MEDICAL PRODUCTS--4.2%
  Johnson & Johnson Co.................................     9,900        568,013
  Medtronic, Inc.......................................    10,500        456,750
                                                                     -----------
                                                                       1,024,763
                                                                     -----------
MULTI-INDUSTRY--4.6%
  General Electric Co..................................    15,700      1,013,631
  Tyco International Ltd...............................     3,000        113,250
                                                                     -----------
                                                                       1,126,881
                                                                     -----------
RETAIL--3.6%
  CompUSA, Inc.+.......................................     2,300         75,325
  Fred Meyer, Inc.+....................................     3,200         91,400
  Gap, Inc.............................................     4,000        212,750
  Viking Office Products, Inc.+........................    21,100        503,763
                                                                     -----------
                                                                         883,238
                                                                     -----------
SOFTWARE--9.0%
  American Power Conversion Corp.+.....................    11,000        295,625
  Cadence Design Systems, Inc.+........................     2,975        158,419
  Cisco Systems, Inc.+.................................     4,600        377,200
  Electronic Arts, Inc.+...............................     3,200        108,000
  Microsoft Corp.+.....................................     6,650        863,668
  Oracle Systems Corp.+................................     7,200        257,400
  Parametric Technology Corp.+.........................     3,500        154,000
                                                                     -----------
                                                                       2,214,312
                                                          SHARES/
                                                          PRINCIPAL
                                                          AMOUNT
                                                            (IN         VALUE
                 SECURITY DESCRIPTION                     THOUSANDS)  (NOTE 3)
--------------------------------------------------------------------------------
TELECOMMUNICATIONS--2.7%
  Ericsson (L.M.) Telecommu-
    nications Co., Class B ADR.........................     9,600    $   424,800
  Hong Kong Telecommu-
    nications Ltd. ADR.................................    12,400        237,925
                                                                     -----------
                                                                         662,725
                                                                     -----------
TRANSPORTATION--1.3%

  Air Express International Corp.......................    10,800        324,000
                                                                     -----------
TOTAL INVESTMENT SECURITIES--96.9%
  (cost $25,063,825)...................................               23,794,419
                                                                     -----------
SHORT-TERM SECURITIES--0.8%
  Federal Home Loan Mortgage Discount Notes
    5.65% due 11/03/97
    (cost: $199,937)...................................   $   200        199,937
                                                                     -----------
REPURCHASE
  AGREEMENT--1.6%
  Agreement with State Street
    Bank and Trust Co., bearing
    5.00%, dated 10/31/97 to be
    repurchased 11/03/97 in the
    amount of $380,158
    collaterized by $390,000
    U.S. Treasury Note 5.875%,
    due 2/28/99 approximate
    aggregate value $394,927
    (cost $380,000)....................................       380        380,000
                                                                     -----------
TOTAL INVESTMENTS--
  (cost $25,643,762)...................................      99.3%    24,374,356
Other assets less liabilities..........................       0.7        174,203
                                                          -------    -----------
NET ASSETS--                                                100.0%   $24,548,559
                                                          -------    -----------
                                                          -------    -----------

------------------
+ Non-income producing security

ADR ('American Depositary Receipt')
(1) Security is traded with rights attached

See Notes to Financial Statements

Mid-Cap Growth Portfolio
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- October 31, 1997

                                                                     VALUE
                SECURITY DESCRIPTION                    SHARES     (NOTE 3)
-----------------------------------------------------------------------------

COMMON STOCK--95.5%
AEROSPACE & MILITARY TECHNOLOGY--0.3%
  BE Aerospace, Inc.+................................    7,200    $   201,600
                                                                  -----------
APPAREL & TEXTILES--3.1%
  Danaher Corp.......................................   10,900        597,456
  Jones Apparel Group, Inc.+.........................    5,400        274,725
  Nautica Enterprises, Inc.+.........................    8,600        228,438
  Polo Ralph Lauren Corp., Class A+..................    4,400        114,400
  Tommy Hilfiger Corp.+..............................    6,500        257,156
  Warnaco Group, Inc. Class A........................   13,400        378,550
                                                                  -----------
                                                                    1,850,725
                                                                  -----------
AUTOMOTIVE--0.8%
  Harley-Davidson, Inc...............................    8,200        227,550
  OEA, Inc...........................................    5,300        213,325
                                                                  -----------
                                                                      440,875
                                                                  -----------
BANKS--0.6%
  State Street Corp..................................    6,800        379,100
                                                                  -----------
BROADCASTING & MEDIA--8.1%
  360 Communications Co.+............................   13,900        293,638
  At Home Corp., Series A+...........................    7,050        170,081
  Cinar Films, Inc., Class B+........................    7,200        279,900
  Clear Channel Communications, Inc.+................    6,800        448,800
  Comcast Corp., Class A.............................   19,900        544,762
  Heftel Broadcasting Corp., Class A+................    3,100        202,275
  Imax Corp.+........................................    9,300        234,825
  Jacor Communications, Inc.+........................   11,600        482,850
  Metro Networks, Inc.+..............................    6,400        196,800
  Outdoor Systems, Inc.+.............................   19,700        605,775
  Tele-Communications Liberty Media Group, Inc.,
    Series A.........................................    9,750        338,813
  Tele-Communications TCI Group, Series A+...........   11,862        271,343
  TV Azteca SA de CV ADR+............................    8,800        168,300
  Univision Communications, Inc., Class A+...........    3,800        235,600
  Valassis Communications, Inc.......................    7,000        206,500
  Vanguard Cellular Systems, Inc., Class A+..........    5,100         69,806
                                                                  -----------
                                                                    4,750,068
                                                                  -----------
BUSINESS SERVICES--11.3%
  AccuStaff, Inc.+...................................   14,900        425,581
  Adaptec, Inc.+.....................................    6,900        334,219
  ADVO, Inc.+........................................    3,000         67,313
  Allied Waste Industries, Inc.+.....................   20,800        421,200


                                                                     VALUE

                SECURITY DESCRIPTION                    SHARES     (NOTE 3)
-----------------------------------------------------------------------------
BUSINESS SERVICES (CONTINUED)
  American Disposal Services, Inc.+..................    7,000    $   243,250
  Apollo Group, Inc., Class A+.......................    8,000        332,000
  Catalina Marketing Corp.+..........................    4,700        214,731
  Cintas Corp........................................    4,600        329,475
  Coinstar, Inc......................................    5,600         56,000
  Complete Busines Solutions, Inc....................    5,400        189,000
  Concord EFS, Inc.+.................................    6,600        195,525
  Corporate Express, Inc.+...........................   18,100        264,712
  Corrections Corp. of America+......................    6,800        207,400
  CUC International, Inc.+...........................    7,500        221,250
  Gartner Group, Inc., Class A+......................   17,000        478,125
  Interim Services, Inc.+............................   12,100        316,869
  McDermot International, Inc........................    2,700        111,713
  National Data Corp.................................    5,400        199,462
  Paychex, Inc.......................................    9,050        343,900
  Republic Industries, Inc.+.........................   10,300        303,850
  Saville Systems PLC ADR+...........................    2,200        129,800
  Solectron Corp.+...................................    4,200        164,850
  Stewart Enterprises, Inc., Class A.................    4,800        199,200
  Superior Services, Inc.+...........................    4,300        113,412
  US Filter Corp.+...................................    5,800        232,725
  USA Waste Services, Inc.+..........................   14,575        539,275
                                                                  -----------
                                                                    6,634,837
                                                                  -----------
CHEMICALS--0.6%
  Great Lakes Chemical Corp..........................    4,800        225,600
  Zoltek Cos., Inc.+.................................    2,900        136,300
                                                                  -----------
                                                                      361,900
                                                                  -----------
COMMUNICATION EQUIPMENT--6.9%
  3Com Corp.+........................................    8,875        367,758
  ADC Telecommunications, Inc.+......................   10,600        351,125
  Advanced Fibre Communications, Inc.+...............   10,400        301,600
  America Online, Inc.+..............................    3,700        284,900
  Anixter International, Inc.+.......................    6,900        130,238
  CIENA Corp.+.......................................    3,800        209,000
  Computer Horizons Corp.+...........................    9,600        290,400
  Cox Communications, Inc., Class A+.................    7,700        236,775
  Digital Microwave Corp.+...........................    4,100        146,575
  Loral Space & Communications Corp.+................   14,900        312,900
  Metromedia Fiber Network, Inc., Class A............    4,000         95,000
  Newbridge Networks Corp. ADR+......................    3,900        206,700
  P-COM, Inc.+.......................................    4,600         91,425
  PanAmSat Corp.+....................................    5,300        220,612
  Qwest Communications International, Inc.+..........    2,400        148,200

18

Mid-Cap Growth Portfolio
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- October 31, 1997 -- (continued)

                                                                     VALUE
                SECURITY DESCRIPTION                    SHARES     (NOTE 3)
-----------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
COMMUNICATION EQUIPMENT (CONTINUED)
  Tellabs, Inc.+.....................................   12,600    $   679,612
                                                                  -----------
                                                                    4,072,820
                                                                  -----------
COMPUTERS & BUSINESS EQUIPMENT--1.2%
  BDM International, Inc.+...........................   10,600        233,200
  Checkfree Corp.+...................................    5,700        153,900
  Ikon Office Solutions, Inc.........................    3,700        104,756
  Security Dynamics Technologies, Inc.+..............    6,900        231,582
                                                                  -----------
                                                                      723,438
                                                                  -----------
DRUGS--2.4%
  BioChem Pharma, Inc.+..............................    7,100        177,500
  Biogen, Inc.+......................................   10,600        352,450
  Dura Pharmaceuticals, Inc.+........................    7,600        367,650
  Gilead Sciences, Inc.+.............................    6,400        216,800
  Medicis Pharmaceutical Corp., Class A+.............    2,100         99,750
  Omnicare, Inc......................................    7,400        205,812
                                                                  -----------
                                                                    1,419,962
                                                                  -----------
ELECTRICAL EQUIPMENT--1.0%
  Creative Technology Ltd.+..........................   10,900        277,269
  Jabil Circuit, Inc.+...............................    3,400        153,000
  Microchip Technology, Inc.+........................    4,600        181,125
                                                                  -----------
                                                                      611,394
                                                                  -----------
ELECTRONICS--4.0%
  Analog Devices, Inc.+..............................    5,800        177,262
  Helix Technology Corp..............................    3,000        135,000
  Integrated Process Equipment Corp..................    2,200         48,538
  Lattice Semiconductor Corp.+.......................    4,000        199,000
  Linear Technology Corp.............................    5,200        326,300
  Maxim Integrated Products, Inc.+...................    3,000        198,562
  Novellus Systems, Inc.+............................    3,400        150,875

  SpeedFam International, Inc.+......................    1,300         48,100
  Teleflex, Inc......................................    7,700        286,825
  Teradyne, Inc.+....................................    4,200        157,238
  Uniphase Corp.+....................................    4,300        282,725
  Vitesse Semiconductor Corp.+.......................    6,200        268,925
  Xilinx, Inc.+......................................    2,500         84,844
                                                                  -----------
                                                                    2,364,194
                                                                  -----------
ENERGY SERVICES--6.1%
  BJ Services Co.+...................................    3,300        279,675
  Camco International, Inc...........................    7,200        520,200
  Cliffs Drilling Co.+...............................    2,000        145,375

                                                                     VALUE
                SECURITY DESCRIPTION                    SHARES     (NOTE 3)
-----------------------------------------------------------------------------
ENERGY SERVICES (CONTINUED)
  Cooper Cameron Corp.+..............................    6,700        484,075
  Diamond Offshore Drilling, Inc.....................    3,100    $   192,975
  ENSCO International, Inc...........................    6,200        260,788
  Global Marine, Inc.+...............................   16,100        501,112
  Santa Fe International Corp.+......................    9,000        442,687
  Tidewater, Inc.....................................    7,300        479,519
  Weatherford Enterra, Inc.+.........................    5,300        270,631
                                                                  -----------
                                                                    3,577,037
                                                                  -----------
ENERGY SOURCES--0.4%
  United Meridian Corp.+.............................    6,300        213,806
                                                                  -----------
FINANCIAL SERVICES--3.5%
  AMRESCO, Inc.+.....................................      600         18,750
  Edwards (A.G.), Inc................................    6,400        210,000
  FINOVA Group, Inc..................................    5,700        250,444
  Franklin Resources, Inc............................    7,050        633,619
  Money Store, Inc...................................   11,200        317,800
  Ocwen Financial Corp...............................    2,100        115,369
  Sirrom Capital Corp................................    7,200        362,700
  Tele-Communications TCI Ventures Group, Series
    A+...............................................    6,538        150,782
                                                                  -----------
                                                                    2,059,464
                                                                  -----------
FOOD, BEVERAGE & TOBACCO--1.7%
  Beringer Wine Estates Holdings, Inc., Class B+.....    1,800         55,575
  Fresh Del Monte Produce, Inc.+.....................    4,000         64,500
  JP Foodservice, Inc.+..............................    9,000        287,438
  Robert Mondavi Corp., Class A+.....................    4,600        233,450
  Suiza Foods Corp.+.................................    6,500        327,437
                                                                  -----------
                                                                      968,400

                                                                  -----------
FOREST PRODUCTS--0.4%
  Sealed Air Corp.+..................................    4,100        211,406
                                                                  -----------
HEALTH SERVICES--7.3%
  AmeriPath, Inc.....................................    4,300         70,950
  Covance, Inc.+.....................................   12,900        228,169
  HBO & Co...........................................   19,200        832,800
  Health Management Associates, Inc., Class A+.......   27,150        661,782
  HEALTHSOUTH Corp.+.................................   12,500        319,531
  Lincare Holdings, Inc.+............................   11,600        622,050
  Orthodontic Centers of America, Inc.+..............   12,400        214,675
  Pediatrix Medical Group, Inc.+.....................    5,100        215,475
  Quintiles Transnational Corp.+.....................    4,400        319,000
  Quorum Health Group, Inc.+.........................   10,950        264,853
  Total Renal Care Holdings, Inc.+...................   13,300        409,806

Mid-Cap Growth Portfolio
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- October 31, 1997 -- (continued)

                                                                     VALUE
                SECURITY DESCRIPTION                    SHARES     (NOTE 3)
-----------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
HEALTH SERVICES (CONTINUED)
  Vencor, Inc.+......................................    4,200    $   113,400
                                                                  -----------
                                                                    4,272,491
                                                                  -----------
HOUSEHOLD PRODUCTS--2.0%
  Culligan Water Technologies, Inc.+.................    5,000        213,125
  Estee Lauder Cos., Inc., Class A...................    5,400        239,963
  Omnipoint Corp. +..................................    5,600        129,500
  Rexall Sundown, Inc.+..............................   11,600        249,400
  United States Office Products Co...................    4,500        139,500
  Wesley Jessen Visioncare, Inc......................    7,000        201,250
                                                                  -----------
                                                                    1,172,738
                                                                  -----------
INSURANCE--1.8%
  Ace Ltd............................................    4,500        418,219
  Fairfax Financial Holdings Ltd.+...................      800        196,970
  Healthcare Recoveries, Inc.+.......................    7,800        141,375

  PartnerRe Ltd......................................    6,800        278,800
                                                                  -----------
                                                                    1,035,364
                                                                  -----------
LEISURE & TOURISM--2.9%
  Anchor Gaming+.....................................    1,100         85,800
  Callaway Golf Co...................................    5,400        174,150
  CapStar Hotel Co.+.................................    2,800         99,225
  Galileo International, Inc.........................   10,000        251,250
  HFS, Inc.+.........................................    2,300        162,150
  La Quinta Inns, Inc................................   10,300        184,112
  Outback Steakhouse, Inc.+..........................    6,800        184,025
  Premier Parks, Inc.+...............................    5,500        217,250
  Royal Caribbean Cruises Ltd........................    6,500        301,844
  Signature Resorts, Inc.+...........................    1,300         33,638
                                                                  -----------
                                                                    1,693,444
                                                                  -----------
MACHINERY--1.3%
  Flextronics International Ltd.+....................    3,500        131,250
  McDermott International, Inc.......................    3,100        112,569
  MSC Industrial Direct Co., Inc., Class A+..........    4,800        199,800
  Smith International, Inc.+.........................    4,100        312,625
                                                                  -----------
                                                                      756,244
                                                                  -----------
MEDICAL PRODUCTS--1.6%
  Cardinal Health, Inc...............................    2,900        215,325
  Cyberonics, Inc.+..................................    7,800        104,325
  St. Jude Medical, Inc.+............................    6,100        184,906
  Sybron International Corp.+........................    5,200        208,650
  US Surgical Corp...................................    8,400        226,275
                                                                  -----------
                                                                      939,481
                                                                  -----------

                                                                     VALUE
                SECURITY DESCRIPTION                    SHARES     (NOTE 3)
-----------------------------------------------------------------------------
METALS & MINERALS--1.3%
  Battle Mountain Gold Co............................   29,800    $   182,525
  Cambior, Inc.......................................   13,300        104,738
  TriMas Corp........................................   12,100        353,925
  TVX Gold, Inc.+....................................   30,900        131,325
                                                                  -----------
                                                                      772,513
                                                                  -----------
REAL ESTATE COMPANIES--0.7%
  Security Capital Group, Inc., Class B+.............    9,000        288,000
  Security Capital US Realty+ .......................    2,000         28,200
  Security Capital US Realty+ .......................    5,500         77,550
                                                                  -----------

                                                                      393,750
                                                                  -----------
REAL ESTATE INVESTMENT TRUSTS--0.7%
  INMC Mortgage Holdings, Inc........................    8,000        190,000
  Security Capital Industrial Trust .................    9,072        222,831
                                                                  -----------
                                                                      412,831
                                                                  -----------
RETAIL--8.3%
  Bed Bath & Beyond, Inc.+...........................   13,100        415,925
  BJ's Wholesale Club, Inc.+.........................    7,200        207,900
  Borders Group, Inc.+...............................   14,600        378,687
  Brylane, Inc.......................................    2,600        112,938
  CDW Computer Centers, Inc.+........................    4,400        270,600
  Circuit City Stores, Inc.+.........................    7,500        299,062
  CompUSA, Inc.+.....................................    6,400        209,600
  Costco Cos., Inc.+.................................    6,000        229,500
  CVS Corp...........................................    5,500        337,219
  Dollar Tree Stores, Inc.+..........................    5,500        222,750
  Fastenal Co........................................    2,300        112,700
  General Nutrition Cos., Inc.+......................   14,900        465,625
  Gymboree Corp.+....................................    9,700        234,012
  Hibbett Sporting Goods, Inc.+......................    3,000         81,750
  Kohl's Corp.+......................................    3,600        241,650
  Office Depot, Inc.+................................    4,700         96,938
  Richfood Holdings, Inc.............................    8,000        193,000
  ShopKo Stores, Inc.+...............................    6,300        157,894
  Stage Stores, Inc..................................    4,100        147,600
  Staples, Inc.+.....................................   12,400        323,950
  Tiffany & Co.......................................    3,500        138,250
                                                                  -----------
                                                                    4,877,550
                                                                  -----------
SOFTWARE--11.0%
  Affiliated Computer Services Inc., Class A+........   13,600        341,700
  BMC Software, Inc.+................................   12,600        757,575
  DST Systems, Inc.+.................................    6,700        236,594
  Electronics For Imaging, Inc.+.....................   11,300        526,862
  Fiserv, Inc.+......................................    6,300        279,562
  HNC Software, Inc.+................................    4,490        163,885

20

Mid-Cap Growth Portfolio
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- October 31, 1997 -- (continued)


                                                                     VALUE
                SECURITY DESCRIPTION                    SHARES     (NOTE 3)
-----------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
SOFTWARE (CONTINUED)
  Inter-Tel, Inc.....................................    8,600    $   212,850
  Intuit, Inc.+......................................    2,800         90,650
  J.D. Edwards & Co.+................................    8,900        300,375
  Keane, Inc.+.......................................    4,000        118,500
  Mapics, Inc........................................   16,900        188,012
  McAfee Associates, Inc.+...........................    7,800        387,075
  Micro Focus Group PLC ADR+.........................    6,000        201,000
  Network General Corp.+.............................    9,300        187,163
  PeopleSoft, Inc.+..................................   12,200        765,550
  Platinum Technology, Inc.+ ........................    5,400        129,938
  Sapient Corp.+.....................................    3,000        156,000
  Sterling Commerce, Inc.+...........................    6,100        202,444
  SunGard Data Systems, Inc.+........................   10,100        238,612
  Synopsys, Inc.+....................................    4,700        182,125
  Viasoft, Inc.+.....................................    4,500        182,813
  Visio Corp.+.......................................    4,000        147,000
  VocalTec Communications Ltd.+......................    4,400        114,400
  Wind River Systems+................................   10,150        386,969
                                                                  -----------
                                                                    6,497,654
                                                                  -----------

TELECOMMUNICATIONS--2.2%
  DSC Communications Corp.+..........................    7,300        177,937
  Globalstar Telecommunications Ltd.+................   13,108        606,245
  Intermedia Communications, Inc.+...................    3,100        139,500
  MRV Communications, Inc.+..........................    2,500         72,500
  Positron Fiber Systems Corp., Class A..............    7,000         54,906
  Tel-Save Holdings, Inc.+...........................    6,300        134,663
  World Access, Inc.+................................    3,900        101,888
                                                                  -----------
                                                                    1,287,639
                                                                  -----------

TELEPHONE--2.0%
  Cellular Communications International, Inc.+.......    3,800        150,575
  Cincinnati Bell, Inc...............................    9,800        264,600
  Ionica Group PLC ADR...............................    5,700         88,350
  MCI Communications Corp............................    5,900        209,081
  NEXTLINK Communications, Inc., Class A+............    6,400        144,000
  WorldCom, Inc.+....................................   10,180        341,666
                                                                  -----------
                                                                    1,198,272
                                                                  -----------
TOTAL COMMON STOCK
  (cost $49,352,989).................................              56,150,997
                                                                  -----------


                                                        WARRANTS/
                                                        PRINCIPAL
                                                        AMOUNT
                                                         (IN         VALUE
                SECURITY DESCRIPTION                    THOUSANDS)  (NOTE 3)
-----------------------------------------------------------------------------
WARRANTS--0.0%+
REAL ESTATE COMPANIES--0.0%
  Security Capital Group, Inc., Class B 9/18/98
    (cost $3,748)....................................      422    $     2,032
                                                                  -----------
TOTAL INVESTMENT SECURITIES--95.5%
  (cost $49,356,737).................................              56,153,029
                                                                  -----------

SHORT-TERM SECURITIES--3.8%
  Cayman Island Time Deposit with State Street Bank
    and Trust Co. 3.00% due 11/03/97.................   $  373        373,000
  Cayman Island Time Deposit with State Street Bank
    and Trust Co. 4.50% due 11/03/97.................    1,258      1,258,000
  Federal Home Loan Mortgage Discount Notes 5.415%
    due 11/28/97.....................................      115        114,533
  Federal Home Loan Mortgage Discount Notes 5.49% due
    11/24/97.........................................      135        134,526
  Federal Home Loan Mortgage Discount Notes 5.50% due
    11/13/97.........................................      270        269,505
  Federal National Mortgage Association Discount
    Notes 5.47% due 11/06/97.........................      108        107,918
                                                                  -----------
TOTAL SHORT-TERM SECURITIES
  (cost $2,257,482)..................................               2,257,482
                                                                  -----------
TOTAL INVESTMENTS--
  (cost $51,614,219).................................     99.3%    58,410,511
Other assets less liabilities........................      0.7        417,687
                                                        ------    -----------
NET ASSETS--                                             100.0%   $58,828,198
                                                        ------    -----------
                                                        ------    -----------

------------------
+ Non-income producing security
ADR ('American Depositary Receipt')

See Notes to Financial Statements

Aggressive Growth Portfolio
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- October 31, 1997

                                                                        VALUE
                 SECURITY DESCRIPTION                     SHARES      (NOTE 3)
--------------------------------------------------------------------------------
COMMON STOCK--90.2%
AEROSPACE & MILITARY TECHNOLOGY--1.6%
  DONCASTERS PLC ADR+..................................    10,100    $   272,069
  Gulfstream Aerospace Corp.+..........................    10,400        301,600
  REMEC, Inc.+.........................................    29,450        728,887
  Tracor, Inc.+........................................     8,400        221,550
                                                                     -----------
                                                                       1,524,106
                                                                     -----------
APPAREL & TEXTILES--0.2%
  Track 'n Trail, Inc.+................................    24,000        234,000
                                                                     -----------
AUTOMOTIVE--0.2%
  Budget Group, Inc., Class A+.........................     5,300        185,500
                                                                     -----------
BANKS--6.1%
  Bank United Corp., Class A...........................     6,000        252,000
  BankAmerica Corp.....................................    20,950      1,497,925
  Citicorp.............................................     4,075        509,630
  City National Corp...................................     9,300        279,581
  Cullen/Frost Bankers, Inc.(1)........................     5,500        277,750
  First American Corp..................................    11,200        530,600
  Hamilton Bancorp, Inc.+..............................    20,000        560,000
  Hibernia Corp., Class A..............................    10,000        178,125
  PNC Bank Corp........................................     5,000        237,500
  Summit Bancorp.......................................    15,000        640,313
  U.S. Bancorp.........................................     7,000        711,812
                                                                     -----------
                                                                       5,675,236
                                                                     -----------
BROADCASTING & MEDIA--5.7%
  At Home Corp., Series A+.............................    28,875        696,609
  Central European Media Enterprises Ltd., Class A+....    10,600        306,075
  Central Newspapers, Inc., Class A....................     4,900        321,869
  Cinar Films, Inc., Class B+..........................    13,000        505,375
  DeVry, Inc.+.........................................     8,100        213,637
  Heftel Broadcasting Corp., Class A+..................     3,100        202,275
  Houghton Mifflin Co..................................     7,300        259,150
  ITT Educational Services, Inc.+......................     8,300        200,238
  Outdoor Systems, Inc.+...............................    11,725        360,544
  Paging Network, Inc.+................................    23,800        291,550
  Universal Outdoor Holdings, Inc.+ ...................     7,500        315,000

  Univision Communications, Inc., Class A+.............    17,400      1,078,800
  Valassis Communications, Inc. .......................     9,000        265,500
  Wiley (John) & Sons, Inc., Class A...................     6,000        263,250
                                                                     -----------
                                                                       5,279,872
                                                                     -----------


                                                                        VALUE
                 SECURITY DESCRIPTION                     SHARES      (NOTE 3)
--------------------------------------------------------------------------------
BUSINESS SERVICES--6.9%
  Allied Waste Industries, Inc.+.......................    13,400    $   271,350
  America Online, Inc.+................................    17,550      1,351,350
  American Disposal Services, Inc.+                        20,000        695,000
  Apollo Group, Inc., Class A+.........................    13,125        544,687
  CHS Electronics, Inc.+...............................    12,150        294,638
  Corporate Express, Inc.+.............................    13,800        201,825
  Lason Holdings, Inc..................................    10,000        253,750
  Nabors Industries, Inc.+.............................    10,900        448,262
  Norrell Corp.........................................     5,900        171,838
  Pre-Paid Legal Services, Inc.+.......................     5,000        151,250
  QuickResponse Services, Inc.+........................     6,900        222,525
  Robert Half International, Inc.+.....................    10,200        417,562
  ScanSource, Inc.+....................................    10,000        198,750
  SITEL Corp.+.........................................    24,700        219,213
  TransCoastal Marine Services, Inc.+ .................    11,000        266,750
  Transcrypt Internaional, Inc.+.......................     5,200        111,150
  USA Waste Services, Inc.+............................     9,700        358,900
  Vestcom International, Inc.+.........................    15,000        268,125
                                                                     -----------
                                                                       6,446,925
                                                                     -----------
COMMUNICATION EQUIPMENT--4.9%
  Advanced Fibre Communications, Inc.+.................    30,000        870,000
  CIENA Corp.+.........................................     5,000        275,000
  Concord Communications, Inc.+                             1,500         27,000
  Digital Microwave Corp.+.............................    10,000        357,500
  EchoStar Communications Corp., Class A+..............    20,000        380,000
  Newbridge Networks Corp.+............................    10,000        530,000
  Qwest Communications International, Inc.+............    15,850        978,737
  Tekelec, Inc.+.......................................    10,000        417,500
  Tellabs, Inc.+.......................................     8,000        431,500
  Yurie System, Inc.+..................................    10,000        302,500
                                                                     -----------
                                                                       4,569,737
                                                                     -----------
COMPUTERS & BUSINESS EQUIPMENT--2.0%
  Dell Computer Corp.+.................................    18,450      1,478,306
  Miller (Herman), Inc.................................     7,900        386,113
                                                                     -----------
                                                                       1,864,419

                                                                     -----------

22

Aggressive Growth Portfolio
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- October 31, 1997 -- (continued)

                                                                        VALUE
                 SECURITY DESCRIPTION                     SHARES      (NOTE 3)
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
DRUGS--3.8%
  Gilead Sciences, Inc.+...............................     5,900    $   199,863
  IDEC Pharmaceuticals Corp.+..........................    15,000        571,875
  Lilly (Eli) & Co.....................................     7,950        531,656
  Mylan Laboratories, Inc..............................     5,000        109,688
  Omnicare, Inc........................................    18,875        524,961
  Pfizer, Inc..........................................    11,650        824,237
  Sepracor, Inc.+......................................     7,400        263,625
  Teva Pharmaceutical Industries Ltd. ADR..............     4,000        186,750
  Watson Pharmaceuticals, Inc.+........................     9,000        285,750
                                                                     -----------
                                                                       3,498,405
                                                                     -----------
ELECTRIC UTILITIES--1.0%
  AES Corp.+...........................................    23,525        932,178
                                                                     -----------

ELECTRICAL EQUIPMENT--0.3%
  Etec Systems, Inc.+..................................     5,400        240,975
                                                                     -----------

ELECTRONICS--7.9%
  Aehr Test Systems+...................................    14,700        194,775
  Alpha Industries, Inc.+(1)...........................    10,000        158,750
  Altera Corp.+........................................     5,100        225,994
  ATMI, Inc.+..........................................    17,100        453,150
  Burr-Brown Corp.+....................................     8,600        256,925
  DII Group, Inc.+.....................................    20,000        487,500
  GaSonics International Corp.+........................     6,200         96,100
  Intel Corp...........................................     5,900        454,300
  KLA-Tencor Corp.+....................................     7,600        332,500
  Lam Research Corp.+..................................    17,725        638,100
  Maxim Integrated Products, Inc.+.....................    14,900        986,194
  Microchip Technology, Inc.+..........................     9,250        364,219

  SIPEX Corp.+.........................................    24,500        805,437
  SpeedFam International, Inc.+........................     5,800        214,600
  Teradyne, Inc.+(1)...................................     8,650        323,834
  Uniphase Corp.+......................................     2,500        164,375
  Veeco Instruments, Inc.+.............................     8,700        343,650
  Vitesse Semiconductor Corp.+.........................    14,600        633,275
  Xilinx, Inc.+........................................     7,800        264,713
                                                                     -----------
                                                                       7,398,391
                                                                     -----------

                                                                        VALUE
                 SECURITY DESCRIPTION                     SHARES      (NOTE 3)
--------------------------------------------------------------------------------
ENERGY SERVICES--6.6%
  Diamond Offshore Drilling, Inc.......................    14,750    $   918,187
  EVI, Inc.+...........................................     5,425        348,217
  Falcon Drilling Co., Inc.+...........................     9,050        329,194
  Friede Goldman International, Inc.+..................    20,000        792,500
  Global Industries Ltd.+..............................    13,600        272,000
  Halliburton Co.......................................    15,100        900,338
  National-Oilwell, Inc.+..............................     4,150        317,734
  Noble Drilling Corp.+................................    10,225        363,627
  Petroleum Geo-Services ADR+..........................     7,100        491,675
  Pride International, Inc.+...........................    15,400        508,200
  Schlumberger Ltd.....................................     6,500        568,750
  Transocean Offshore, Inc.............................       900         48,600
  Trico Marine Services, Inc.+.........................     7,200        264,600
                                                                     -----------
                                                                       6,123,622
                                                                     -----------
ENERGY SOURCES--0.9%
  Brown (Tom), Inc.+...................................     9,200        225,400
  Chieftain International, Inc.+.......................    11,300        276,850
  KCS Energy, Inc......................................    12,100        318,381
                                                                     -----------
                                                                         820,631
                                                                     -----------
ENTERTAINMENT PRODUCTS--0.4%
  Mattel, Inc..........................................    10,000        388,750
                                                                     -----------
FINANCIAL SERVICES--3.2%
  American Express Co..................................     6,450        503,100
  Healthcare Financial Partners, Inc.+.................    13,600        459,000
  Jackson Hewitt, Inc.+................................     4,500        201,375
  Legg Mason, Inc......................................     4,667        228,958
  Merrill Lynch & Co., Inc.............................     4,925        333,053
  Morgan Stanley, Dean Witter, Discover & Co...........    11,750        575,750
  Nationwide Financial Services, Inc., Class A.........    13,700        416,994
  Price (T. Rowe) Associates, Inc......................     4,100        271,625
                                                                     -----------
                                                                       2,989,855

                                                                     -----------
FOOD, BEVERAGE & TOBACCO--1.7%
  Coca-Cola Co.........................................     4,300        242,950
  Consolidated Cigar Holdings, Inc., Class A+..........    10,400        408,200
  Fresh Del Monte Produce, Inc.+.......................    15,000        241,875
  Sara Lee Corp........................................    13,050        667,181
                                                                     -----------
                                                                       1,560,206
                                                                     -----------

Aggressive Growth Portfolio
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- October 31, 1997 -- (continued)

                                                                        VALUE
                 SECURITY DESCRIPTION                     SHARES      (NOTE 3)
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
HEALTH SERVICES--1.1%
  HBO & Co.............................................    10,000    $   433,750
  HEALTHSOUTH Corp.+...................................     5,000        127,812
  Mid Atlantic Medical Services, Inc.+ ................    18,400        267,950
  PhyCor, Inc.+........................................    10,000        229,375
                                                                     -----------
                                                                       1,058,887
                                                                     -----------

HOUSEHOLD PRODUCTS--3.0%
  Alberto-Culver Co., Class A..........................     9,200        238,625
  Central Garden & Pet Co.+............................    12,500        321,875
  Gillette Co..........................................     4,225        376,289
  Sunbeam Corp.........................................    10,000        453,125
  Warner-Lambert Co....................................     9,675      1,385,339
                                                                     -----------
                                                                       2,775,253
                                                                     -----------

HOUSING--0.3%
  Furniture Brands International, Inc.+ ...............    10,000        167,500
  Toll Brothers, Inc.+.................................     5,000        110,625
                                                                     -----------
                                                                         278,125
                                                                     -----------
INSURANCE--1.8%

  Allmerica Financial Corp.............................     7,251        339,890
  American International Group, Inc....................     2,862        292,103
  Frontier Insurance Group, Inc........................     8,100        272,869
  Penncorp Financial Group, Inc........................     5,100        166,069
  Protective Life Corp.................................     5,000        264,375
  Provident Cos., Inc..................................    10,000        333,750
                                                                     -----------
                                                                       1,669,056
                                                                     -----------

LEISURE & TOURISM--1.1%
  Doubletree Corp.+....................................     5,100        211,012
  Premier Parks, Inc.+.................................     7,200        284,400
  Ryan's Family Steak Houses, Inc.+                        19,000        161,500
  Vistana, Inc.+.......................................    16,100        362,250
                                                                     -----------
                                                                       1,019,162
                                                                     -----------
MACHINERY--0.8%
  Kennametal, Inc......................................    10,000        485,000
  Smith International, Inc.+...........................     3,950        301,188
                                                                     -----------
                                                                         786,188
                                                                     -----------

                                                                        VALUE
                 SECURITY DESCRIPTION                     SHARES      (NOTE 3)
--------------------------------------------------------------------------------
MEDICAL PRODUCTS--2.9%
  Andrx Corp.+.........................................     5,000    $   186,875
  Arterial Vascular Engineering, Inc.+ ................    15,000        795,000
  Bergen Brunswig Corp., Class A.......................     5,175        207,323
  Cardinal Health, Inc.................................     3,275        243,169
  Conceptus, Inc.+.....................................    11,200         78,400
  ESC Medical Systems Ltd.+............................     7,900        306,125
  Guidant Corp.........................................     2,500        143,750
  Henry Schein, Inc.+..................................     6,400        207,200
  Nitinol Medical Technologies, Inc.+ .................    13,500        187,313
  SangStat Medical Corp.+..............................    10,400        317,200
                                                                     -----------
                                                                       2,672,355
                                                                     -----------
METALS & MINERALS--0.5%
  NS Group, Inc.+......................................    15,800        422,650
                                                                     -----------
MULTI-INDUSTRY--0.4%
  Corning, Inc.........................................     5,000        225,625
  General Electric Co..................................     2,850        184,003
                                                                     -----------
                                                                         409,628
                                                                     -----------
REAL ESTATE COMPANIES--1.2%

  LaSalle Partners, Inc.+..............................    31,375      1,147,148
                                                                     -----------
REAL ESTATE INVESTMENT TRUSTS--0.5%
  CarrAmerica Realty Corp..............................     7,400        220,613
  Security Capital Pacific Trust.......................     9,600        214,800
                                                                     -----------
                                                                         435,413
                                                                     -----------
RETAIL--4.5%
  Borders Group, Inc.+.................................    18,800        487,625
  Gap, Inc.............................................     5,000        265,938
  Guitar Center, Inc.+.................................     5,000        107,500
  Home Depot, Inc......................................    30,625      1,703,516
  Kohl's Corp.+........................................     5,000        335,625
  Payless ShoeSource, Inc.+............................     4,700        262,025
  Proffitt's, Inc.+....................................    20,000        573,750
  Staples, Inc.+.......................................    12,100        316,112
  Sunglass Hut International, Inc.+                        20,000        157,500
                                                                     -----------
                                                                       4,209,591
                                                                     -----------
SOFTWARE--12.5%
  Acceler8 Technology Corp.+...........................     4,925         97,884
  Adobe Systems, Inc...................................     5,500        261,938
  Aspect Development, Inc.+............................    10,000        462,500

24

Aggressive Growth Portfolio
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- October 31, 1997 -- (continued)

                                                                        VALUE
                 SECURITY DESCRIPTION                     SHARES      (NOTE 3)
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
SOFTWARE (CONTINUED)
  Avant Corp.+.........................................    11,700    $   304,200
  BMC Software, Inc.+..................................     9,400        565,175
  Cambridge Technology Partners, Inc.+.................     6,900        251,850
  CBT Group PLC ADR+...................................    14,150      1,086,012
  Check Point Software Technologies, Ltd.+.............    10,000        425,000
  Cisco Systems, Inc.+.................................    11,700        959,400
  Compuware Corp.+.....................................     5,000        329,375
  Dataworks Corp.+.....................................     8,100        160,481
  Electronics For Imaging, Inc.+.......................     2,450        114,231

  Harbinger Corp.+.....................................     6,050        176,206
  Industri-Matematik International Corp.+..............    10,000        212,500
  JDA Software Group, Inc..............................     5,000        155,625
  Keane, Inc.+.........................................     6,000        177,750
  Microsoft Corp.+.....................................     9,950      1,292,256
  National Instruments Corp.+..........................     7,100        315,950
  Novell, Inc.+........................................     7,000         58,625
  PeopleSoft, Inc.+....................................     8,000        502,000
  PLATINUM Technology, Inc.+...........................    13,600        327,250
  QuadraMed Corp.+.....................................     4,000         93,500
  Sterling Commerce, Inc.+.............................     8,000        265,500
  Structural Dynamics Research Corp.+(1) ..............    10,200        193,800
  SunGard Data Systems, Inc.+..........................    13,000        307,125
  Technology Solutions Co.+............................     9,350        292,188
  Transaction Systems Architects, Inc., Class A+.......    10,500        406,875
  VERITAS Software Corp.+..............................    30,950      1,284,425
  Visio Corp.+.........................................     8,000        294,000
  Yahoo!, Inc.+........................................     5,000        219,063
                                                                     -----------
                                                                      11,592,684
                                                                     -----------
TELECOMMUNICATIONS--3.8%
  Comdial Corp.+.......................................    10,000        113,750
  ITC DeltaCom, Inc.+..................................     5,000         96,250
  Lucent Technologies, Inc.............................    22,750      1,875,453
  MasTec, Inc.+........................................    10,000        324,375
  McLeodUSA, Inc., Class A+............................    10,700        395,900
  Teleport Communications Group Inc., Class A+.........    10,000        482,500
  TTI Team Telecom International, Ltd.+................    39,700        223,313
                                                                     -----------
                                                                       3,511,541
                                                                     -----------
TRANSPORTATION--2.4%
  Caliber System, Inc..................................    15,000        781,875
  CNF Transportation, Inc..............................     5,000        223,125
                                                          SHARES/WARRANTS/
                                                          PRINCIPAL
                                                          AMOUNT
                                                            (IN         VALUE
                 SECURITY DESCRIPTION                     THOUSANDS)  (NOTE 3)
--------------------------------------------------------------------------------
TRANSPORTATION (CONTINUED)
  Coach USA, Inc.+.....................................     9,900    $   294,525
  Consolidated Freightways Corp.+......................     4,000         56,500
  Federal Express Corp.+...............................       325         21,694
  Heartland Express, Inc.+.............................     9,200        243,800
  M.S. Carriers, Inc.+.................................    11,200        280,000
  Swift Transportation Co., Inc.+......................     9,600        304,800
                                                                     -----------
                                                                       2,206,319
                                                                     -----------
TOTAL COMMON STOCK

  (cost $70,319,416)...................................               83,926,808
                                                                     -----------
WARRANTS--0.0%+
REAL ESTATE COMPANIES--0.0%
  Security Capital Group, Inc., Class B 9/18/98
    (cost $4,486)......................................       505          2,432
                                                                     -----------
TOTAL INVESTMENT SECURITIES--90.2%
  (cost $70,323,902).............................................     83,929,240
                                                                     -----------
SHORT-TERM SECURITIES--2.1%
  Federal Home Loan Mortgage Discount Notes
    5.65% due 11/03/97
    (cost $1,999,372)..................................   $ 2,000      1,999,372
                                                                     -----------
REPURCHASE AGREEMENTS--8.9%
  Agreement with State Street Bank and Trust Co.,
    bearing 5.55% dated 10/31/97 to be repurchased
    11/03/97 in the amount of $5,610,594,
    collateralized by $5,670,000 U.S. Treasury Note
    6.375%, due 4/30/99 approximate aggregate value
    $5,731,234.
    (cost $5,608,000) .................................     5,608      5,608,000
  Joint Repurchase Agreement Account (Note 3)
    (cost $2,661,000)..................................     2,661      2,661,000
                                                                     -----------
TOTAL REPURCHASE AGREEMENTS
  (cost $8,269,000)....................................                8,269,000
                                                                     -----------
TOTAL INVESTMENTS--
  (cost $80,592,274) ..................................     101.2%    94,197,612
Liabilities in excess of other assets..................      (1.2)    (1,127,251)
                                                          -------    -----------
NET ASSETS--                                                100.0%   $93,070,361
                                                          -------    -----------
                                                          -------    -----------

------------------

+ Non-income producing security
ADR ('American Depositary Receipt')
(1) Security is traded with rights attached
See Notes to Financial Statements

Large-Cap Blend Portfolio
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- October 31, 1997


                                                                        VALUE
                 SECURITY DESCRIPTION                     SHARES      (NOTE 3)
--------------------------------------------------------------------------------
COMMON STOCK--94.2%
AEROSPACE & MILITARY TECHNOLOGY--1.7%
  AlliedSignal, Inc....................................     6,600    $   237,600
  Boeing Co............................................     2,000         95,750
  Lockheed Martin Corp.................................       800         76,050
                                                                     -----------
                                                                         409,400
                                                                     -----------
AUTOMOTIVE--0.7%
  Chrysler Corp........................................     2,400         84,600
  General Motors Corp..................................     1,500         96,281
                                                                     -----------
                                                                         180,881
                                                                     -----------
BANKS--9.2%
  Banc One Corp........................................     1,300         67,763
  Bank of New York Cos., Inc...........................     1,700         80,006
  BankAmerica Corp.....................................     2,500        178,750
  Bankers Trust New York Corp..........................       800         94,400
  Chase Manhattan Corp.................................     3,500        403,812
  Citicorp.............................................     1,700        212,606
  First Union Corp.....................................     3,000        147,188
  Firstar Corp.(1).....................................     1,000         36,125
  Fleet Financial Group, Inc...........................     1,600        102,900
  KeyCorp..............................................     3,300        201,919
  Mellon Bank Corp.....................................     4,900        252,656
  National City Corp...................................       700         41,825
  Summit Bancorp.......................................     3,000        128,063
  Wells Fargo & Co.....................................     1,100        320,512
                                                                     -----------
                                                                       2,268,525
                                                                     -----------
BROADCASTING & MEDIA--3.7%
  Eastman Kodak Co.....................................       900         53,888
  Gannett Co., Inc.....................................     2,600        136,662
  Knight-Ridder, Inc...................................     2,200        114,950
  New York Times Co.,
    Class A............................................     5,400        295,650
  Readers Digest Association, Inc., Class A............     2,500         56,875
  Readers Digest Association, Inc., Class B............     2,100         48,825
  Reuters Holdings PLC, Class B ADR....................     2,000        131,000
  Vodafone Group PLC ADR...............................     1,400         76,825
                                                                     -----------
                                                                         914,675
                                                                     -----------
BUSINESS SERVICES--1.9%
  Cognizant Corp.......................................     2,500         97,969
  Gartner Group, Inc., Class A+........................     4,000        112,500

  Newell Co............................................     1,600         61,400
  Service Corp. International..........................     4,000        121,750
  Waste Management, Inc................................     3,500         81,812
                                                                     -----------
                                                                         475,431
                                                                     -----------


                                                                        VALUE
                 SECURITY DESCRIPTION                     SHARES      (NOTE 3)
--------------------------------------------------------------------------------
CHEMICALS--2.5%
  Dow Chemical Co......................................     1,100    $    99,825
  du Pont (E.I.) de Nemours & Co.......................     6,500        369,687
  IMC Global, Inc......................................     3,000        101,063
  Schulman (A), Inc....................................     1,900         42,750
                                                                     -----------
                                                                         613,325
                                                                     -----------
COMMUNICATION EQUIPMENT--0.6%
  MMC Networks, Inc.+..................................     3,500         76,562
  SBC Communications, Inc..............................     1,100         69,988
                                                                     -----------
                                                                         146,550
                                                                     -----------
COMPUTERS & BUSINESS EQUIPMENT--3.4%
  Compaq Computer Corp.................................     1,500         95,625
  Computer Sciences Corp.+.............................     1,500        106,406
  Hewlett-Packard Co...................................     2,900        178,894
  International Business Machines Corp.................     3,700        362,831
  NCR Corp.+...........................................     3,100         93,969
                                                                     -----------
                                                                         837,725
                                                                     -----------
DRUGS--6.2%
  Abbott Laboratories, Inc.............................     2,500        153,281
  American Home Products
    Corp...............................................     3,900        289,087
  Amgen, Inc.+.........................................     1,200         59,025
  Astra AB ADR.........................................     5,300         84,469
  Bristol-Myers Squibb Co..............................     3,100        272,025
  IDEC Pharmaceuticals Corp.+..........................     2,000         76,250
  Merck & Co., Inc.....................................     1,500        133,875
  Pfizer, Inc..........................................     4,500        318,375
  Pharmacia & Upjohn, Inc..............................     2,000         63,500
  SmithKline Beecham PLC ADR...........................     1,700         80,963
                                                                     -----------
                                                                       1,530,850
                                                                     -----------
ELECTRIC UTILITIES--3.8%
  Dominion Resources, Inc..............................       800         29,750
  DQE, Inc.............................................     1,600         49,500

  Duke Energy Corp.....................................     4,200        202,650
  Edison International.................................     9,000        230,625
  Entergy Corp.........................................     2,200         53,763
  GPU, Inc.............................................     3,000        108,562
  National Power PLC ADR...............................     3,600        119,700
  Niagara Mohawk Power Corp............................     2,800         27,125
  Unicom Corp..........................................     3,900        109,200
                                                                     -----------
                                                                         930,875
                                                                     -----------
ELECTRICAL EQUIPMENT--2.0%
  Honeywell, Inc.......................................     4,500        306,281

26

Large-Cap Blend Portfolio
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- October 31, 1997 -- (continued)

                                                                        VALUE
                 SECURITY DESCRIPTION                     SHARES      (NOTE 3)
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
  Hubbell, Inc., Class B...............................     4,400    $   193,875
                                                                     -----------
                                                                         500,156
                                                                     -----------
ELECTRONICS--2.0%
  Advanced Micro Devices, Inc.+........................     3,800         87,400
  Emerson Electric Co..................................     2,000        104,875
  LSI Logic Corp.+.....................................     3,700         80,706
  Micron Technology, Inc.+.............................     1,800         48,263
  Millipore Corp.......................................     1,500         58,687
  Motorola, Inc........................................     2,000        123,500
                                                                     -----------
                                                                         503,431
                                                                     -----------
ENERGY SERVICES--1.1%
  ENSCO International, Inc.............................     3,000        126,188
  Schlumberger Ltd.....................................     1,600        140,000
                                                                     -----------
                                                                         266,188
                                                                     -----------
ENERGY SOURCES--7.3%
  Atlantic Richfield Co................................     2,700        222,244
  British Petroleum Co.

    PLC ADS............................................     2,300        201,825
  Burlington Resources, Inc............................     2,400        117,450
  Elf Aquitaine SA ADR.................................     2,000        123,500
  Exxon Corp...........................................     2,000        122,875
  Halliburton Co.......................................     3,800        226,575
  Mobil Corp...........................................     2,600        189,312
  Noble Affiliates, Inc................................     2,200         90,337
  Royal Dutch Petroleum Co.--
    NY Registry Shares GDR.............................     2,000        105,250
  Texaco, Inc..........................................     4,100        233,444
  Unocal Corp..........................................     1,400         57,750
  USX-Marathon Group, Inc..............................     2,900        103,675
                                                                     -----------
                                                                       1,794,237
                                                                     -----------
ENTERTAINMENT PRODUCTS--1.1%
  EMI Group PLC ADR....................................     6,500        106,438
  Mattel, Inc..........................................     4,000        155,500
                                                                     -----------
                                                                         261,938
                                                                     -----------
FINANCIAL SERVICES--4.7%
  American Express Co..................................     3,100        241,800
  Bear Stearns Cos., Inc...............................     1,700         67,469
  Beneficial Corp.(1)..................................       700         53,681
  ContiFinancial Corp.+................................     2,000         56,875
  Federal National Mortgage Association................     5,100        247,031
  First Data Corp......................................     1,500         43,594
  H&R Block, Inc.......................................     3,200        118,400
  Household International, Inc.........................     2,000        226,500
  Salomon, Inc.........................................     1,500        116,531
                                                                     -----------
                                                                       1,171,881
                                                                     -----------

                                                                        VALUE
                 SECURITY DESCRIPTION                     SHARES      (NOTE 3)
--------------------------------------------------------------------------------
FOOD, BEVERAGE & TOBACCO--6.6%
  Anheuser-Busch Cos., Inc.............................     1,000    $    39,938
  Brown-Forman Corp., Class B..........................       700         34,431
  Cadbury Schweppes PLC ADR............................     3,200        130,000
  General Mills, Inc...................................       900         59,400
  Heineken NV ADR......................................       600         96,450
  Heinz (H.J.) Co......................................     2,900        134,669
  McCormick & Co., Inc.................................     1,300         32,500
  Nabisco Holdings Corp.,
    Class A............................................     1,100         45,238
  PepsiCo, Inc.........................................     5,500        202,469
  Philip Morris Cos., Inc..............................    10,900        431,912
  Ralston-Purina Group.................................     1,000         89,750
  RJR Nabisco Holdings Corp............................     1,800         57,037

  Sara Lee Corp........................................     2,200        112,475
  Sysco Corp...........................................     2,000         80,000
  UST, Inc.............................................     3,000         89,812
                                                                     -----------
                                                                       1,636,081
                                                                     -----------
FOREST PRODUCTS--2.0%
  Bowater, Inc.........................................     2,500        104,531
  Champion International Corp..........................     1,500         82,781
  Fort James Corp......................................     2,900        115,094
  Georgia-Pacific Corp.................................     1,200        101,775
  Owens-Illinois, Inc.+................................     3,000        103,500
                                                                     -----------
                                                                         507,681
                                                                     -----------
GAS & PIPELINE UTILITIES--0.5%
  Enron Corp...........................................     3,000        114,000
                                                                     -----------
HOUSEHOLD PRODUCTS--3.3%
  Gillette Co..........................................     1,500        133,594
  International Flavors & Fragrances, Inc..............       500         24,187
  Kimberly-Clark Corp..................................     3,300        171,394
  Procter & Gamble Co..................................     3,200        217,600
  Sola International, Inc.+............................     3,000        102,375
  Tupperware Corp......................................     1,100         27,569
  Warner-Lambert Co....................................       900        128,869
                                                                     -----------
                                                                         805,588
                                                                     -----------
HOUSING--0.7%
  American Standard Cos., Inc.+........................     1,700         60,775
  Home Depot, Inc......................................     2,000        111,250
                                                                     -----------
                                                                         172,025
                                                                     -----------
INSURANCE--5.4%
  Aetna, Inc...........................................     1,500        106,594
  Allstate Corp........................................     2,800        232,225
  American General Corp................................     1,700         86,700
  Chubb Corp...........................................     2,000        132,500
  EXEL Ltd.............................................       900         54,394
  Hartford Financial Services, Inc.....................     1,800        145,800

Large-Cap Blend Portfolio
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- October 31, 1997 -- (continued)


                                                                        VALUE
                 SECURITY DESCRIPTION                     SHARES      (NOTE 3)
--------------------------------------------------------------------------------
INSURANCE (CONTINUED)
  St. Paul Co., Inc....................................     1,700    $   135,894
  Travelers Group, Inc.................................     3,100        217,000
  Travelers Property Casualty Corp., Class A...........     2,100         75,862
  UNUM Corp............................................     1,300         63,375
  Willis Corroon Group
    PLC ADR............................................     7,100         76,769
                                                                     -----------
                                                                       1,327,113
                                                                     -----------
LEISURE & TOURISM--2.0%
  Brunswick Corp.......................................     3,500        118,125
  Host Marriott Corp.+.................................     2,300         48,013
  McDonald's Corp......................................     5,300        237,506
  UAL Corp.+...........................................     1,100         96,387
                                                                     -----------
                                                                         500,031
                                                                     -----------
MACHINERY--0.6%
  Deere & Co...........................................     2,700        142,088
                                                                     -----------
MEDICAL PRODUCTS--2.0%
  Baxter International, Inc............................     2,000         92,500
  Johnson & Johnson Co.................................     3,700        212,288
  Pall Corp............................................     4,100         84,819
  Smith & Nephew PLC...................................    17,000         49,485
  St. Jude Medical, Inc.+..............................     1,900         57,594
                                                                     -----------
                                                                         496,686
                                                                     -----------
METALS & MINERALS--1.6%
  Aluminum Co. of America..............................     1,000         73,000
  Great Lakes Chemical Corp............................     2,800        131,600
  Newmont Mining Corp..................................     2,400         84,000
  Nucor Corp...........................................       600         31,350
  Reynolds Metals Co...................................     1,100         67,031
                                                                     -----------
                                                                         386,981
                                                                     -----------
MULTI-INDUSTRY--2.7%
  Cooper Industries, Inc...............................     1,400         72,975
  Corning, Inc.........................................     5,100        230,137
  FMC Corp.............................................       600         48,488
  General Electric Co..................................     4,600        296,987
  Tomkins PLC..........................................     5,000         25,670
                                                                     -----------
                                                                         674,257
                                                                     -----------

REAL ESTATE COMPANIES--0.2%
  Rouse Co.............................................     1,600         44,400
                                                                     -----------
REAL ESTATE INVESTMENT TRUSTS--1.6%
  Federal Realty Investment Trust......................     1,600         40,500
  Imperial Credit Commercial Mortgage Investment
    Corp...............................................     5,500         90,062
  Patriot American Hospitality, Inc....................     2,300         75,900

                                                                        VALUE
                 SECURITY DESCRIPTION                     SHARES      (NOTE 3)
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
  Reckson Associates Realty Corp.......................     1,400    $    36,663
  Security Capital Industrial Trust....................       900         22,106
  Simon De Bartolo Group, Inc..........................     2,400         74,250
  Spieker Properties, Inc..............................       200          7,825
  United Dominion Realty Trust, Inc....................     2,800         38,850
                                                                     -----------
                                                                         386,156
                                                                     -----------
RETAIL--5.8%
  American Stores Co...................................     7,000        179,813
  CVS Corp.............................................     2,000        122,625
  Dayton Hudson Corp...................................     1,900        119,344
  Federated Department Stores, Inc.+...................     3,200        140,800
  Limited, Inc.........................................     1,500         35,344
  Lowe's Co., Inc......................................     2,200         91,575
  Office Depot, Inc.+..................................     2,000         41,250
  Penney (J.C.), Inc...................................     3,800        223,012
  Safeway, Inc.+.......................................     1,800        104,625
  Sears, Roebuck & Co..................................     2,700        113,063
  Wal-Mart Stores, Inc.................................     7,500        263,437
                                                                     -----------
                                                                       1,434,888
                                                                     -----------
SOFTWARE--1.8%
  Cisco Systems, Inc.+.................................     1,500        123,000
  Electronic Data Systems Corp.+.......................     2,900        112,194
  Microsoft Corp.+.....................................     1,000        129,875
  Novell, Inc.+........................................     8,000         67,000
  TJX Cos., Inc........................................       200          5,925
                                                                     -----------
                                                                         437,994
                                                                     -----------
TELECOMMUNICATIONS--0.5%
  Lucent Technologies, Inc.............................     1,500        123,656
                                                                     -----------
TELEPHONE--3.9%
  Ameritech Corp.......................................     2,400        156,000
  AT&T Corp............................................     5,100        249,581
  Bell Atlantic Corp...................................     3,800        303,525

  BellSouth Corp.......................................       400         18,925
  Frontier Corp........................................     4,600         99,475
  GTE Corp.............................................     3,200        135,800
                                                                     -----------
                                                                         963,306
                                                                     -----------
TRANSPORTATION--1.1%
  Burlington Northern Santa Fe.........................     2,900        275,500
                                                                     -----------
TOTAL INVESTMENT SECURITIES (cost $24,276,499).........               23,234,499
                                                                     -----------

28

Large-Cap Blend Portfolio
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- October 31, 1997 -- (continued)

                                                          PRINCIPAL
                                                          AMOUNT
                                                            (IN         VALUE
                 SECURITY DESCRIPTION                     THOUSANDS)  (NOTE 3)
--------------------------------------------------------------------------------
SHORT-TERM SECURITIES--3.3%
  Schering Corp. 5.52% due 11/4/97.....................   $   255    $   254,883
  Student Loan Marketing Association Discount Note
    5.48% due 11/12/97.................................       558        557,065
                                                                     -----------
TOTAL SHORT-TERM SECURITIES (cost $811,948)............                  811,948
                                                                     -----------

                                                          PRINCIPAL
                                                          AMOUNT
                                                            (IN         VALUE
                 SECURITY DESCRIPTION                     THOUSANDS)  (NOTE 3)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS--2.3%
  Agreement with State Street Bank and Trust Co.,
    bearing 5.55%, dated 10/31/97 to be repurchased
    11/03/97 in the amount of $307,142, collateralized
    by $290,000 U.S. Treasury Note 7.50%, due 11/15/01
    approximate aggregate value $318,105 (cost
    $307,000)..........................................   $   307    $   307,000

  Joint Repurchase Agreement Account (Note 3) (cost
    $273,000)..........................................       273        273,000
                                                                     -----------
TOTAL REPURCHASE AGREEMENTS (cost $580,000)............                  580,000
                                                                     -----------
TOTAL INVESTMENTS-- (cost $25,668,447).................      99.8%    24,626,447
Other assets less liabilities..........................       0.2         50,533
                                                          -------    -----------
NET ASSETS--                                                100.0%   $24,676,980
                                                          -------    -----------
                                                          -------    -----------

------------------
+ Non-income producing security
ADR ('American Depositary Receipt')
ADS ('American Depositary Shares')
GDR ('Global Depositary Receipt')
(1) Security is traded with rights attached

See Notes to Financial Statements

Large-Cap Value Portfolio
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- October 31, 1997

                                                                        VALUE
                SECURITY DESCRIPTION                       SHARES     (NOTE 3)
--------------------------------------------------------------------------------
COMMON STOCK--91.7%
AEROSPACE & MILITARY TECHNOLOGY--3.7%
  Boeing Co..........................................       7,500    $   359,062
  Goodrich (B.F.) Co.................................       1,800         80,212
  Gulfstream Aerospace Corp.+........................       1,500         43,500
  Lockheed Martin Corp...............................       1,500        142,594
  Northrop Grumman Corp..............................       1,500        163,875
  Precision Castparts Corp.(1).......................       2,000        117,625
                                                                     -----------
                                                                         906,868
                                                                     -----------
APPAREL & TEXTILES--1.4%
  Nike, Inc., Class B................................       2,200        103,400
  Reebok International Ltd.+.........................       4,400        162,250
  Tommy Hilfiger Corp.+..............................       1,900         75,169
                                                                     -----------
                                                                         340,819

                                                                     -----------
AUTOMOTIVE--1.7%
  Dana Corp..........................................       3,800        177,888
  Goodyear Tire & Rubber Co..........................       3,800        237,975
                                                                     -----------
                                                                         415,863
                                                                     -----------
BANKS--9.5%
  Banc One Corp......................................       2,000        104,250
  BankAmerica Corp...................................       4,300        307,450
  Chase Manhattan Corp...............................       2,300        265,362
  Citicorp...........................................       2,300        287,644
  Coast Savings Financial, Inc.+.....................       1,400         82,162
  First Union Corp...................................       2,000         98,125
  Golden West Financial Corp.........................         500         43,375
  National City Corp.................................       5,300        316,675
  State Street Corp..................................       1,200         66,900
  TCF Financial Corp.................................         300         17,063
  U.S. Bancorp.......................................       2,900        294,894
  Wells Fargo & Co...................................       1,600        466,200
                                                                     -----------
                                                                       2,350,100
                                                                     -----------
BROADCASTING & MEDIA--1.4%
  360 Communications Co.+............................       2,200         46,475
  Eastman Kodak Co...................................       2,300        137,712
  Gannett Co., Inc...................................       1,400         73,588
  News Corp., Ltd. ADR...............................       3,300         58,575
  Tribune Co.(1).....................................         700         38,588
                                                                     -----------
                                                                         354,938
                                                                     -----------
BUSINESS SERVICES--0.8%
  Crescent Operating, Inc.+..........................         300          6,975
  Safety-Kleen Corp..................................       8,800        194,700
                                                                     -----------
                                                                         201,675
                                                                     -----------
CHEMICALS--2.7%
  Air Products & Chemicals, Inc......................       2,300        174,800
  du Pont (E.I.) de Nemours & Co.....................       3,500        199,063


                                                                        VALUE
                SECURITY DESCRIPTION                       SHARES     (NOTE 3)
--------------------------------------------------------------------------------
CHEMICALS (CONTINUED)
  Ferro Corp.........................................       1,500    $    56,156
  Millenium Chemicals, Inc...........................       4,300        101,050
  Nalco Chemical Co..................................       3,200        128,000
                                                                     -----------
                                                                         659,069

                                                                     -----------
COMMUNICATION EQUIPMENT--1.4%
  AirTouch Communications, Inc.+.....................       3,000        115,875
  Loral Space & Communications Corp.+................         600         12,600
  Qwest Communications International, Inc.+..........       1,000         61,750
  SBC Communications, Inc............................       2,300        146,338
                                                                     -----------
                                                                         336,563
                                                                     -----------
COMPUTERS & BUSINESS EQUIPMENT--6.2%
  Apple Computer, Inc.+..............................       9,000        153,000
  Harris Corp........................................       1,200         52,350
  Hewlett-Packard Co.................................       4,400        271,425
  International Business Machines Corp...............       6,600        647,212
  Wallace Computer Services, Inc.....................       5,600        215,250
  Xerox Corp.........................................       2,400        190,350
                                                                     -----------
                                                                       1,529,587
                                                                     -----------
DRUGS--2.1%
  Bristol-Myers Squibb Co............................         400         35,100
  Lilly (Eli) & Co...................................         400         26,750
  Merck & Co., Inc...................................         200         17,850
  Novartis AG ADR....................................         900         70,200
  Pfizer, Inc........................................       1,400         99,050
  Pharmacia & Upjohn, Inc............................       3,600        114,300
  SmithKline Beecham PLC ADR.........................       3,300        157,163
                                                                     -----------
                                                                         520,413
                                                                     -----------
ELECTRIC UTILITIES--3.2%
  Central & South West Corp..........................       3,000         64,687
  Duke Energy Corp...................................       1,700         82,025
  GPU, Inc...........................................       2,500         90,469
  Illinova Corp......................................       9,700        215,825
  New England Electric Systems.......................       1,700         66,619
  Southern Co........................................       3,600         82,575
  Texas Utilities Co.................................       5,600        200,900
                                                                     -----------
                                                                         803,100
                                                                     -----------
ELECTRICAL EQUIPMENT--0.1%
  Molex, Inc.........................................         500         18,750
                                                                     -----------
ELECTRONICS--1.7%
  Intel Corp.........................................       1,400        107,800

30

Large-Cap Value Portfolio

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- October 31, 1997 -- (continued)

                                                                        VALUE
                SECURITY DESCRIPTION                       SHARES     (NOTE 3)
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
ELECTRONICS (CONTINUED)
  Motorola, Inc......................................       1,500    $    92,625
  Novellus Systems, Inc.+............................       1,400         62,125
  Texas Instruments, Inc.............................       1,500        160,031
                                                                     -----------
                                                                         422,581
                                                                     -----------
ENERGY SERVICES--2.8%
  Cooper Cameron Corp.+..............................       1,400        101,150
  EVI, Inc.+.........................................       1,200         77,025
  Halliburton Co.....................................       3,700        220,612
  Nabors Industries, Inc.+...........................         300         12,338
  Noble Drilling Corp.+..............................       5,000        177,812
  Schlumberger Ltd...................................       1,100         96,250
                                                                     -----------
                                                                         685,187
                                                                     -----------
ENERGY SOURCES--5.2%
  Amoco Corp.........................................         900         82,519
  Atlantic Richfield Co..............................       2,400        197,550
  British Petroleum Co. PLC ADS......................         600         52,650
  Burlington Resources, Inc..........................       2,100        102,769
  Chevron Corp.......................................       1,000         82,937
  Enron Oil & Gas Co.................................       3,400         71,613
  Exxon Corp.........................................         200         12,288
  Noble Affiliates, Inc..............................       1,600         65,700
  Royal Dutch Petroleum Co. NY-Registry Shares GDR...       3,600        189,450
  Texaco, Inc........................................       1,500         85,406
  Tosco Corp.........................................         900         29,700
  Union Texas Petroleum Holdings, Inc................       5,000        113,750
  USX-Marathon Group, Inc............................       5,800        207,350
                                                                     -----------
                                                                       1,293,682
                                                                     -----------
FINANCIAL SERVICES--6.7%
  American Express Co................................       5,500        429,000
  Donaldson, Lufkin & Jenrette, Inc..................         800         56,200
  Federal Home Loan Mortgage Corp....................       2,500         94,687
  Federal National Mortgage Association..............       1,800         87,188
  Morgan (J.P.) & Co., Inc...........................         600         65,850
  Morgan Stanley, Dean Witter, Discover & Co.........       5,400        264,600
  Ryder System, Inc..................................       2,300         80,500
  Salomon, Inc.......................................       2,700        209,756

  SLM Holding Corp...................................       1,200        168,450
  Student Loan Corp..................................       4,000        196,750
                                                                     -----------
                                                                       1,652,981
                                                                     -----------

                                                                        VALUE
                SECURITY DESCRIPTION                       SHARES     (NOTE 3)
--------------------------------------------------------------------------------
FOOD, BEVERAGE & TOBACCO--3.8%
  Archer-Daniels-Midland Co..........................       9,800    $   218,050
  Coca-Cola Co.......................................         100          5,650
  Flowers Industries, Inc............................       5,900        112,100
  Grand Metropolitan PLC ADR.........................       5,000        186,875
  Nestle SA ADR......................................       2,200        154,000
  Philip Morris Cos., Inc............................       4,200        166,425
  Tyson Foods, Inc., Class A.........................       2,000         37,750
  Universal Corp.....................................       1,500         57,656
                                                                     -----------
                                                                         938,506
                                                                     -----------
FOREST PRODUCTS--2.9%
  Mead Corp..........................................       2,200        133,100
  Potlatch Corp......................................       4,000        199,500
  Sonoco Products Co.................................       1,500         48,281
  Weyerhaeuser Co....................................       3,500        167,125
  Willamette Industries, Inc.(1).....................       5,200        171,925
                                                                     -----------
                                                                         719,931
                                                                     -----------
GAS & PIPELINE UTILITIES--0.7%
  Equitable Resources, Inc...........................       2,400         76,350
  MCN Corp...........................................       2,800         96,950
                                                                     -----------
                                                                         173,300
                                                                     -----------
HEALTH SERVICES--2.3%
  Columbia/HCA Healthcare Corp.......................       4,300        121,475
  Tenet Healthcare Corp.+............................       6,600        201,712
  United Healthcare Corp.............................       3,900        180,619
  Wellpoint Health Networks, Inc., Class A+..........       1,500         68,625
                                                                     -----------
                                                                         572,431
                                                                     -----------
HOUSEHOLD PRODUCTS--0.4%
  Kimberly-Clark Corp................................       1,700         88,294
                                                                     -----------
HOUSING--0.7%
  Masco Corp.........................................       3,800        166,725
                                                                     -----------
INSURANCE--10.0%
  20th Century Industries............................       1,100         27,500

  Aetna, Inc.........................................       3,600        255,825
  Allstate Corp......................................       7,400        613,737
  American International Group, Inc..................         500         51,031
  Berkley (W.R.) Corp................................       1,500         60,938
  Chubb Corp.........................................       3,600        238,500
  Frontier Insurance Group, Inc......................         500         16,844
  General Re Corp....................................       2,300        453,531
  Progressive Corp...................................         700         72,975
  Transamerica Corp..................................       2,000        201,875
  Transatlantic Holdings, Inc........................       1,100         76,106
  Travelers Group, Inc...............................       5,500        385,000

Large-Cap Value Portfolio
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- October 31, 1997 -- (continued)

                                                                        VALUE
                SECURITY DESCRIPTION                       SHARES     (NOTE 3)
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
INSURANCE (CONTINUED)
  UNUM Corp..........................................         400    $    19,500
                                                                     -----------
                                                                       2,473,362
                                                                     -----------
INVESTMENT COMPANIES--0.1%
  Morgan Stanley Asia-Pacific Fund...................       3,500         28,219
                                                                     -----------
LEISURE & TOURISM--2.5%
  Brunswick Corp.....................................       4,000        135,000
  Delta Air Lines, Inc...............................         900         90,675
  KLM Royal Dutch Air Lines NV.......................       5,400        184,275
  McDonald's Corp....................................       4,900        219,581
                                                                     -----------
                                                                         629,531
                                                                     -----------
MACHINERY--1.8%
  Cincinnati Milacron, Inc...........................       1,800         49,950
  Deere & Co.........................................       3,800        199,975
  Kennametal, Inc....................................         800         38,800
  New Holland N.V....................................       2,200         62,563
  Smith International, Inc.+.........................       1,400        106,750
                                                                     -----------
                                                                         458,038

                                                                     -----------
MEDICAL PRODUCTS--0.8%
  Baxter International, Inc..........................       2,000         92,500
  Johnson & Johnson Co...............................         400         22,950
  Mallinckrodt, Inc..................................       2,300         86,250
                                                                     -----------
                                                                         201,700
                                                                     -----------
METALS & MINERALS--2.5%
  Alcan Aluminium Ltd. ..............................       3,300         94,256
  Aluminum Co. of America............................       4,100        299,300
  Hanson PLC ADR.....................................       4,000        102,000
  Martin Marietta Materials, Inc.....................       3,400        118,575
                                                                     -----------
                                                                         614,131
                                                                     -----------
MULTI-INDUSTRY--0.3%
  Cooper Industries, Inc.............................       1,500         78,188
  General Electric Co................................         100          6,456
                                                                     -----------
                                                                          84,644
                                                                     -----------
REAL ESTATE COMPANIES--0.2%
  Rouse Co...........................................       1,700         47,175
                                                                     -----------
REAL ESTATE INVESTMENT TRUSTS--1.0%
  Crescent Real Estate Equities Co...................       3,300        118,800
  Federal Realty Investment Trust....................         400         10,125

                                                                        VALUE
                SECURITY DESCRIPTION                       SHARES     (NOTE 3)
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
  General Growth Properties, Inc.....................       1,500    $    51,750
  Kimco Realty Corp..................................         100          3,200
  Saul Centers, Inc..................................         200          3,525
  United Dominion Realty Trust, Inc..................         400          5,550
  Vornado Realty Trust...............................       1,200         53,550
  Weingarten Realty Investors........................         100          3,981
                                                                     -----------
                                                                         250,481
                                                                     -----------
RETAIL--6.2%
  Harcourt General, Inc..............................       5,000        250,312
  Kmart Corp.+.......................................      14,600        192,538
  Limited, Inc.......................................       8,600        202,637
  May Department Stores Co...........................       2,200        118,525
  Penney (J.C.), Inc.................................       5,500        322,781
  Sears, Roebuck & Co................................       3,800        159,125
  The Sports Authority, Inc.+........................       4,200         79,538
  Toys 'R' Us, Inc.+.................................       3,700        126,031
  Wal-Mart Stores, Inc...............................       2,400         84,300

                                                                     -----------
                                                                       1,535,787
                                                                     -----------
SOFTWARE--0.2%
  Sun Microsystems, Inc.+............................       1,100         37,606
                                                                     -----------
TELECOMMUNICATIONS--0.0%
  Globalstar Telecommunications Ltd.+................         200          9,250
                                                                     -----------
TELEPHONE--1.3%
  AT&T Corp..........................................       4,600        225,112
  Bell Atlantic Corp.................................       1,300        103,838
                                                                     -----------
                                                                         328,950
                                                                     -----------
TRANSPORTATION--3.4%
  Burlington Northern Santa Fe.......................       2,000        190,000
  Canadian National Railway Co.......................       1,100         59,331
  CSX Corp...........................................       2,200        120,313
  Illinois Central Corp..............................       1,600         57,000
  Overseas Shipholding Group, Inc....................       8,000        198,000
  Union Pacific Corp.................................       3,400        208,250
                                                                     -----------
                                                                         832,894
                                                                     -----------
TOTAL COMMON STOCK
  (cost $24,017,971).............................................     22,683,131
                                                                     -----------

32

Large-Cap Value Portfolio
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- October 31, 1997 -- (continued)

                                                         SHARES/
                                                        PRINCIPAL
                                                         AMOUNT
                                                           (IN          VALUE
                SECURITY DESCRIPTION                    THOUSANDS)    (NOTE 3)
--------------------------------------------------------------------------------
PREFERRED STOCK--0.1%
COMMUNICATION EQUIPMENT--0.0%
AirTouch Communications, Inc. Series C 4.25%.........         200    $    12,000
                                                                     -----------
FINANCIAL SERVICES--0.1%
  Devon Financing Trust 6.50%........................         200         16,362

                                                                     -----------
TOTAL PREFERRED STOCK
  (cost $28,987).....................................                     28,362
                                                                     -----------
BONDS & NOTES--0.0%
COMPUTERS & BUSINESS EQUIPMENT--0.0%
  Hewlett-Packard Co.
    zero coupon due 10/14/17 (cost $2,875)...........       5,000          2,544
                                                                     -----------
TOTAL INVESTMENT SECURITIES--91.8%
  (cost $24,049,833).................................                 22,714,037
                                                                     -----------
SHORT-TERM SECURITIES--5.1%
  Cayman Island Time Deposit with State Street Bank
    and Trust Co.
    3.00% due 11/03/97...............................      $  406        406,000
  Federal National Mortgage Association Discount
    Notes
    5.48% due 11/05/97...............................         845        844,485
                                                                     -----------
TOTAL SHORT-TERM SECURITIES
  (cost $1,250,485)..................................                  1,250,485
                                                                     -----------

                                                        PRINCIPAL
                                                         AMOUNT
                                                           (IN          VALUE
                SECURITY DESCRIPTION                    THOUSANDS)    (NOTE 3)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT--0.5%
  Joint Repurchase Agreement Account (Note 3)
    (cost $130,000)..................................      $  130    $   130,000
                                                                     -----------
TOTAL INVESTMENTS-- (cost $25,430,318)...............        97.4%    24,094,522
Other assets less liabilities........................         2.6        642,828
                                                        ---------    -----------
NET ASSETS--                                                100.0%   $24,737,350
                                                        ---------    -----------
                                                        ---------    -----------

------------------
+ Non-income producing security
ADR ('American Depositary Receipt')
ADS ('American Depositary Shares')
GDR ('Global Depositary Receipt')
(1) Security is traded with rights attached

See Notes to Financial Statements

Value Portfolio
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- October 31, 1997

                                                                      VALUE
                SECURITY DESCRIPTION                     SHARES      (NOTE 3)
-------------------------------------------------------------------------------
COMMON STOCK--93.2%
AEROSPACE & MILITARY TECHNOLOGY--0.8%
  Boeing Co..........................................    22,000    $  1,053,250
                                                                   ------------
APPAREL & TEXTILES--1.6%
  Burlington Industries, Inc.+.......................    53,300         796,169
  Gucci Group NV-NY Registry Shares..................    13,800         501,975
  Nike, Inc., Class B................................    17,800         836,600
                                                                   ------------
                                                                      2,134,744
                                                                   ------------
AUTOMOTIVE--5.6%
  Borg-Warner Automotive, Inc........................    13,200         719,400
  Chrysler Corp......................................    30,500       1,075,125
  Cummins Engine Co., Inc............................    25,300       1,553,906
  Ford Motor Co......................................    16,250         709,922
  General Motors Corp................................    11,550         741,366
  Goodyear Tire & Rubber Co..........................    23,700       1,484,212
  Lear Corp.+........................................    10,100         485,431
  PACCAR, Inc........................................    19,800         891,000
                                                                   ------------
                                                                      7,660,362
                                                                   ------------
BANKS--8.1%
  Banc One Corp......................................    11,100         578,588
  BankAmerica Corp...................................    15,900       1,136,850
  Barnett Banks, Inc.................................       100           6,900
  Chase Manhattan Corp...............................     6,400         738,400
  Citicorp...........................................    19,800       2,476,237
  First Union Corp...................................     1,300          63,781
  Golden West Financial Corp.........................     2,800         242,900
  KeyCorp............................................    13,400         819,913
  Mellon Bank Corp...................................    17,300         892,031
  National Bank of Canada............................    50,400         715,223
  Northern Trust Corp................................    13,100         763,894
  State Street Corp..................................     6,400         356,800
  TCF Financial Corp.................................     1,600          91,000
  U.S. Bancorp.......................................     5,100         518,606
  Wells Fargo & Co...................................     5,200       1,515,150
                                                                   ------------
                                                                     10,916,273

                                                                   ------------
BROADCASTING & MEDIA--2.3%
  360 Communications Co.+............................    11,400         240,825
  Comcast Corp., Class A.............................    32,500         889,687
  Donnelley(RR) & Sons Co............................    13,300         433,912
  Gannett Co., Inc...................................     7,400         388,963
  Knight-Ridder, Inc.................................     6,100         318,725
  Scripps (E.W) Co., Class A.........................    16,700         700,356
  Tribune Co.(1).....................................     3,300         181,913
                                                                   ------------
                                                                      3,154,381
                                                                   ------------
BUSINESS SERVICES--2.1%
  ACNielson Corp.+...................................    16,500         377,438
  Crescent Operating, Inc.+..........................     1,470          34,178


                                                                      VALUE
                SECURITY DESCRIPTION                     SHARES      (NOTE 3)
-------------------------------------------------------------------------------
BUSINESS SERVICES (CONTINUED)
  Federal Express Corp.+.............................    13,350    $    891,112
  Owens Corning Co...................................    20,050         686,712
  Philip Services Corp.+.............................    51,900         908,250
  Waste Management, Inc..............................       100           2,338
                                                                   ------------
                                                                      2,900,028
                                                                   ------------
CHEMICALS--3.9%
  Cabot Corp.........................................    36,500         896,531
  Cyprus Amax Minerals Co............................    35,800         749,563
  du Pont (E.I.) de Nemours & Co.....................    16,000         910,000
  Morton International, Inc..........................    15,700         518,100
  Praxair, Inc.......................................    21,000         914,812
  Raychem Corp.......................................     7,500         679,219
  W.R. Grace & Co....................................     8,500         578,000
                                                                   ------------
                                                                      5,246,225
                                                                   ------------
COMMUNICATION EQUIPMENT--2.0%
  AirTouch Communications, Inc.+.....................    32,400       1,251,450
  Loral Space & Communications Corp.+................     2,400          50,400
  Qwest Communications International, Inc.+..........     5,200         321,100
  SBC Communications, Inc............................    11,750         747,594
  Seagate Technology, Inc.+..........................    11,800         320,075
                                                                   ------------
                                                                      2,690,619
                                                                   ------------
COMPUTERS & BUSINESS EQUIPMENT--3.2%
  Cabletron Systems, Inc.+...........................    12,100         350,900
  Hewlett-Packard Co.................................    24,100       1,486,669
  International Business Machines Corp...............    16,500       1,618,031

  Komag, Inc.+.......................................    22,800         391,875
  Western Digital Corp.+(1)..........................    17,200         514,925
                                                                   ------------
                                                                      4,362,400
                                                                   ------------
DRUGS--3.2%
  Alza Corp.+........................................    15,400         401,362
  American Home Products Corp........................       100           7,413
  Amgen, Inc.+.......................................    14,200         698,462
  Biogen, Inc.+......................................    17,800         591,850
  Bristol-Myers Squibb Co............................     2,000         175,500
  Crescendo Pharmaceuticals Corp.+...................       770           8,663
  Lilly (Eli) & Co...................................     2,200         147,125
  Merck & Co., Inc...................................       800          71,400
  Novartis AG ADR....................................    10,859         842,299
  Pfizer, Inc........................................     7,400         523,550
  SmithKline Beecham PLC ADR.........................    17,800         847,725
                                                                   ------------
                                                                      4,315,349
                                                                   ------------

34

Value Portfolio
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- October 31, 1997 -- (continued)

                                                                      VALUE
                SECURITY DESCRIPTION                     SHARES      (NOTE 3)
-------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
ELECTRIC UTILITIES--1.4%
  Duke Energy Corp...................................       100    $      4,825
  Edison International...............................       100           2,562
  Northeast Utilities+...............................    88,900       1,022,350
  Southern Co........................................       100           2,294
  Western Resources, Inc.............................    22,400         834,400
                                                                   ------------
                                                                      1,866,431
                                                                   ------------
ELECTRICAL EQUIPMENT--0.8%
  Harman International Industries, Inc.+.............    18,400         993,600
  Molex, Inc.........................................     2,250          84,375
                                                                   ------------
                                                                      1,077,975
                                                                   ------------

ELECTRONICS--5.6%
  Arrow Electronics, Inc.+...........................    29,800         845,575
  Avnet, Inc.........................................    11,750         739,516
  Intel Corp.........................................     7,800         600,600
  Lam Research Corp.+................................    11,800         424,800
  LSI Logic Corp.+...................................    24,300         530,044
  Micron Technology, Inc.+...........................    17,300         463,856
  Millipore Corp.....................................    12,700         496,888
  Motorola, Inc......................................     9,400         580,450
  Novellus Systems, Inc.+............................     7,200         319,500
  Philips Electronics NV-
    NY Shares........................................     9,350         732,806
  Tektronix, Inc.....................................    16,200         638,550
  Texas Instruments, Inc.............................    11,400       1,216,237
                                                                   ------------
                                                                      7,588,822
                                                                   ------------
ENERGY SERVICES--3.7%
  Amerada Hess Corp.+................................       100           6,144
  Cooper Cameron Corp.+..............................     7,400         534,650
  EVI, Inc.+.........................................     6,600         423,638
  Gulf Canada Resources Ltd.+........................    55,600         465,650
  Halliburton Co.....................................    20,100       1,198,462
  Nabors Industries, Inc.+...........................     1,500          61,688
  Reading & Bates Corp.+.............................    24,900       1,055,137
  Schlumberger Ltd...................................     5,800         507,500
  YPF Sociedad Anonima, Class D ADR..................    21,950         702,400
                                                                   ------------
                                                                      4,955,269
                                                                   ------------
ENERGY SOURCES--4.6%
  Atlantic Richfield Co..............................    11,400         938,362
  British Petroleum Co. PLC ADS......................     3,100         272,025
  Burlington Resources, Inc..........................    13,000         636,188
  Chevron Corp.......................................       200          16,588
  Exxon Corp.........................................       700          43,006
  Noble Affiliates, Inc..............................    19,800         813,037
  Phillips Petroleum Co..............................    14,400         696,600

                                                                      VALUE
                SECURITY DESCRIPTION                     SHARES      (NOTE 3)
-------------------------------------------------------------------------------
ENERGY SOURCES (CONTINUED)
  Repsol SA ADR......................................    19,900    $    845,750
  Sonat, Inc.........................................       100           4,594
  Tosco Corp.........................................     4,700         155,100
  Triton Energy Ltd.+................................     6,500         254,313
  Ultramar Diamond Shamrock Corp.....................    26,700         824,362
  Union Pacific Resources Group, Inc.................    28,200         694,425
                                                                   ------------
                                                                      6,194,350
                                                                   ------------

FINANCIAL SERVICES--4.8%
  American Express Co................................    17,100       1,333,800
  Capital One Financial Corp.........................    11,400         520,125
  Countrywide Credit Industries, Inc.................    16,400         562,725
  Donaldson, Lufkin & Jenrette, Inc..................     4,100         288,025
  Federal Home Loan Mortgage Corp....................    13,300         503,737
  Kansas City Southern
    Industries, Inc..................................    12,300         375,150
  Morgan (J.P.) & Co., Inc...........................     3,200         351,200
  Morgan Stanley, Dean Witter, Discover & Co.........    34,502       1,690,598
  Paine Webber Group, Inc............................    18,100         799,794
  Salomon, Inc.......................................     1,400         108,762
                                                                   ------------
                                                                      6,533,916
                                                                   ------------
FOOD, BEVERAGE & TOBACCO--4.5%
  Anheuser-Busch Cos., Inc...........................    15,100         603,056
  Archer-Daniels-Midland Co..........................    24,055         535,224
  Coca-Cola Co.......................................       500          28,250
  Gallaher Group PLC.................................       200           3,837
  IBP, Inc...........................................    55,850       1,295,022
  Nestle SA ADR......................................    11,800         833,630
  Philip Morris Cos., Inc............................    43,700       1,731,612
  Tyson Foods, Inc., Class A.........................    10,800         203,850
  UST, Inc...........................................    28,900         865,194
                                                                   ------------
                                                                      6,099,675
                                                                   ------------
FOREST PRODUCTS--2.8%
  Asia Pulp & Paper Ltd. ADR+........................    49,500         563,063
  International Paper Co.............................       100           4,500
  Mead Corp..........................................     7,900         477,950
  Owens Illinois, Inc.+..............................    20,200         696,900
  Temple-Inland, Inc.................................     7,400         424,575
  Union Camp Corp....................................    13,800         747,787
  Weyerhaeuser Co....................................    17,400         830,850
                                                                   ------------
                                                                      3,745,625
                                                                   ------------

Value Portfolio
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- October 31, 1997 -- (continued)

                                                                      VALUE

                SECURITY DESCRIPTION                     SHARES      (NOTE 3)
-------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
HEALTH SERVICES--0.7%
  Columbia/HCA Healthcare Corp.......................    33,100    $    935,075
                                                                   ------------
HOUSEHOLD PRODUCTS--0.4%
  Singer Co., Inc.+..................................    40,100         543,856
                                                                   ------------
HOUSING--1.9%
  Armstrong World Industries, Inc.                       13,300         885,281
  Champion Enterprises, Inc.+........................    43,500         763,969
  Masco Corp.........................................    21,100         925,763
  Maytag Corp........................................       200           6,675
                                                                   ------------
                                                                      2,581,688
                                                                   ------------
INSURANCE--8.3%
  20th Century Industries............................     5,900         147,500
  Allstate Corp......................................    13,300       1,103,069
  American International Group, Inc..................     2,450         250,053
  Berkley (W.R.) Corp................................    25,700       1,044,062
  Chubb Corp.........................................     7,000         463,750
  EXEL Ltd...........................................    11,500         695,031
  General Re Corp....................................     7,200       1,419,750
  LaSalle Re Holdings Ltd............................    20,900         700,150
  Old Republic International Corp....................    21,400         765,050
  PartnerRe Ltd......................................    34,400       1,410,400
  Progressive Corp...................................    15,800       1,647,150
  Transatlantic Holdings, Inc........................     5,700         394,369
  Travelers Group, Inc...............................    15,600       1,092,000
  UNUM Corp..........................................     2,400         117,000
                                                                   ------------
                                                                     11,249,334
                                                                   ------------
INVESTMENT COMPANIES--0.1%
  Morgan Stanley Asia-Pacific Fund                       16,700         134,644
                                                                   ------------
LEISURE & TOURISM--4.2%
  Continental Airlines, Inc., Class B+...............    13,400         579,550
  Delta Air Lines, Inc...............................     8,200         826,150
  Host Marriott Corp.+...............................    37,300         778,638
  La Quinta Inns, Inc................................    18,000         321,750
  McDonald's Corp....................................    42,200       1,891,087
  Mirage Resorts, Inc.+..............................    19,900         497,500
  Southwest Airlines Co..............................    25,500         831,937
                                                                   ------------
                                                                      5,726,612
                                                                   ------------
MACHINERY--1.7%
  Harnischfeger Industries, Inc......................    20,700         815,062
  New Holland N.V....................................    31,350         891,516
  Smith International, Inc.+.........................     7,700         587,125

                                                                   ------------
                                                                      2,293,703
                                                                   ------------

                                                                      VALUE
                SECURITY DESCRIPTION                     SHARES      (NOTE 3)
-------------------------------------------------------------------------------
MEDICAL PRODUCTS--0.1%
  Johnson & Johnson Co...............................     1,900    $    109,013
                                                                   ------------
METALS & MINERALS--4.6%
  AK Steel Holding Corp..............................    14,900         627,663
  Carpenter Technology Corp..........................    14,950         723,206
  Cleveland-Cliffs, Inc..............................    18,600         807,937
  Crown, Cork & Seal Co., Inc........................    23,700       1,067,981
  Lafarge Corp.......................................    25,900         786,713
  Martin Marietta Materials, Inc.....................    12,400         432,450
  Southdown, Inc.....................................    15,150         838,931
  UCAR International, Inc.+..........................    23,700         888,750
                                                                   ------------
                                                                      6,173,631
                                                                   ------------
MULTI-INDUSTRY--0.7%
  Corning, Inc.......................................     9,200         415,150
  Fortune Brands, Inc................................       200           6,612
  General Electric Co................................       400          25,825
  Tenneco, Inc.......................................    10,100         453,869
                                                                   ------------
                                                                        901,456
                                                                   ------------
REAL ESTATE COMPANIES--0.2%
  Rouse Co...........................................    10,200         283,050
                                                                   ------------
REAL ESTATE INVESTMENT TRUSTS--1.0%
  Crescent Real Estate Equities Co...................    18,000         648,000
  Federal Realty Investment
    Trust............................................     1,400          35,438
  General Growth Properties, Inc.....................     8,800         303,600
  Kimco Realty Corp..................................       300           9,600
  Saul Centers, Inc..................................       800          14,100
  United Dominion Realty Trust, Inc..................     1,500          20,813
  Vornado Realty Trust...............................     6,500         290,062
  Weingarten Realty Investors........................       500          19,906
                                                                   ------------
                                                                      1,341,519
                                                                   ------------
RETAIL--3.1%
  Costco Cos., Inc.+.................................    21,100         807,075
  Harcourt General, Inc..............................    23,900       1,196,494
  May Department Stores Co...........................    16,250         875,469
  TJX Cos., Inc......................................    20,500         607,312
  Wal-Mart Stores, Inc...............................    19,400         681,425

                                                                   ------------
                                                                      4,167,775
                                                                   ------------
SOFTWARE--2.0%
  Adobe Systems, Inc.................................    10,500         500,062
  Autodesk, Inc......................................     8,100         298,688
  Electronic Data Systems Corp.+ .                       23,400         905,287
  Siebel Systems, Inc.+..............................        35           1,400
  Storage Technology Corp.+..........................    16,500         968,344
                                                                   ------------
                                                                      2,673,781
                                                                   ------------

36

Value Portfolio
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- October 31, 1997 -- (continued)

                                                                      VALUE
                SECURITY DESCRIPTION                     SHARES      (NOTE 3)
-------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
TELECOMMUNICATIONS--0.0%
  Globalstar Telecommunications Ltd.+................       622    $     28,768
                                                                   ------------
TELEPHONE--0.6%
  GTE Corp...........................................    20,000         848,750
                                                                   ------------
TRANSPORTATION--2.6%
  Burlington Northern Santa Fe.......................    28,050       2,664,750
  Illinois Central Corp..............................     8,300         295,688
  Union Pacific Corp.................................    10,100         618,625
                                                                   ------------
                                                                      3,579,063
                                                                   ------------
TOTAL COMMON STOCK
  (cost $115,364,588)................................               126,067,412
                                                                   ------------
PREFERRED STOCK--0.1%
BANKS--0.0%
  Banc One Corp. Series C 3.50%......................       200          19,875
                                                                   ------------
COMMUNICATION EQUIPMENT--0.0%
  AirTouch Communications, Inc. Series C 4.25%.......       900          54,000
                                                                   ------------

FINANCIAL SERVICES--0.1%
  Devon Financing Trust 6.50%........................     1,000          81,813
                                                                   ------------
REAL ESTATE COMPANIES--0.0%
  Rouse Co. Series B 3.00%...........................       400          18,800
                                                                   ------------
REAL ESTATE INVESTMENT TRUSTS--0.0%
  Vornado Realty Trust Series A 6.50%................       300          19,575
                                                                   ------------
TOTAL PREFERRED STOCK
  (cost $166,766)....................................                   194,063
                                                                   ------------
TOTAL INVESTMENT SECURITIES--93.3%
  (cost $115,531,354)................................               126,261,475
                                                                   ------------


                                                       PRINCIPAL
                                                       AMOUNT (IN         VALUE
                SECURITY DESCRIPTION                   THOUSANDS)        (NOTE 3)
-----------------------------------------------------------------------------------
SHORT-TERM SECURITIES--4.0%
  Cayman Island Time Deposit
    with State Street Bank and Trust Co.
    4.50% due 11/03/97...............................     $2,696       $  2,696,000
  Federal Home Loan
    Mortgage Discount Notes
    5.50% due 11/06/97...............................      2,660          2,657,968
                                                                       ------------
TOTAL SHORT-TERM SECURITIES
  (cost $5,353,968)..................................                     5,353,968
                                                                       ------------
REPURCHASE AGREEMENTS--4.2%
  Agreement with State Street Bank and Trust Co.,
    bearing 5.00%, dated 10/31/97 to be repurchased
    11/03/97 in the amount of $2,368,987
    collateralized by $2,385,000 U.S. Treasury Note
    6.25%, due 3/31/99 approximate aggregate value
    $2,411,768 (cost $2,368,000).....................      2,368          2,368,000
  Agreement with State Street Bank and Trust Co.,
    bearing 5.57%, dated 10/31/97 to be repurchased
    11/03/97 in the amount of $3,311,536
    collateralized by $3,275,000 Federal National
    Mortgage Association 6.25%, due 11/10/99
    approximate aggregate value $3,377,003 (cost
    $3,310,000)......................................      3,310          3,310,000
                                                                       ------------
TOTAL REPURCHASE AGREEMENTS
  (cost $5,678,000)..................................                     5,678,000
                                                                       ------------

TOTAL INVESTMENTS--
  (cost $126,563,322)................................      101.5%       137,293,443
  Liabilities in excess of other assets..............       (1.5)        (1,997,997)
                                                        -------        ------------
NET ASSETS--                                              100.0%       $135,295,446
                                                        -------        ------------
                                                        -------        ------------

------------------
+ Non-income producing security
ADR ('American Depositary Receipt')
ADS ('American Depositary Shares')
(1) Security is traded with rights attached
See Notes to Financial Statements

Small-Cap Value Portfolio
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- October 31, 1997

                                                                     VALUE
                SECURITY DESCRIPTION                    SHARES     (NOTE 3)
-----------------------------------------------------------------------------
COMMON STOCK--79.0%
AEROSPACE & MILITARY TECHNOLOGY--0.6%
  AAR Corp.(1).......................................    3,200    $   114,600
  Moog, Inc., Class A................................    1,100         41,250
                                                                  -----------
                                                                      155,850
                                                                  -----------
APPAREL & TEXTILES--1.6%
  Footstar, Inc.+....................................    3,500         95,156
  Just For Feet, Inc.+...............................   14,000        206,500
  Kellwood Co........................................    2,200         76,037
  Tarrant Apparel Group, Inc.+.......................    2,700         32,063
                                                                  -----------
                                                                      409,756
                                                                  -----------
AUTOMOTIVE--4.4%
  Borg-Warner Automotive, Inc........................    3,500        190,750
  Breed Technologies, Inc............................    2,600         57,362
  Excel Industries, Inc..............................    2,200         39,188
  Polaris Industries, Inc............................    4,800        146,100
  Rollins Truck Leasing Corp.........................    7,800        129,675
  Simpson Industries, Inc............................   22,000        255,750
  Titan International, Inc...........................    3,200         66,400

  Tower Automotive, Inc.+............................    3,000        125,625
  Walbro Corp........................................    4,000         83,000
                                                                  -----------
                                                                    1,093,850
                                                                  -----------
BANKS--12.7%
  Bank United Corp., Class A.........................    1,500         63,000
  BankAtlantic Bancorp., Inc., Class A...............    1,700         23,375
  Banknorth Group, Inc...............................    1,200         71,700
  CCB Financial Corp.(1).............................    4,000        364,000
  CFX Corp...........................................   14,000        344,750
  First Hawaiian, Inc................................    1,500         58,500
  First Republic Bank+...............................   11,300        319,225
  HUBCO, Inc.........................................    3,300        114,675
  Long Island Bancorp, Inc...........................    2,100         93,450
  PonceBank..........................................   14,000        279,125
  Riverview Bancorp, Inc.+...........................   29,000        384,250
  Trans Financial, Inc...............................    2,000         64,000
  UST Corp...........................................   16,000        410,000
  Vermont Financial Services.........................   14,000        353,500
  Warren Bancorp, Inc................................   12,000        231,000
                                                                  -----------
                                                                    3,174,550
                                                                  -----------
BROADCASTING & MEDIA--2.5%
  Carmike Cinemas, Inc., Class A+....................    1,700         55,250
  Jones Intercable, Inc., Class A+ ..................   31,000        395,250
  Pulitzer Publishing Co.............................    1,700         91,587
  Regal Cinemas, Inc.+...............................    3,800         87,163
                                                                  -----------
                                                                      629,250
                                                                  -----------


                                                                     VALUE
                SECURITY DESCRIPTION                    SHARES     (NOTE 3)
-----------------------------------------------------------------------------
BUSINESS SERVICES--2.7%
  Banta Corp.........................................    8,000    $   208,000
  Bowne & Co., Inc...................................    3,400        118,575
  CDI Corp.+.........................................      200          7,850
  Flowserve Corp.....................................    3,300         98,175
  Granite Construction, Inc..........................    4,200         88,725
  Pittston Brink's Group.............................    3,300        119,212
  York Group, Inc....................................    1,900         42,750
                                                                  -----------
                                                                      683,287
                                                                  -----------
CHEMICALS--0.9%
  ChemFirst, Inc.....................................    2,300         58,075
  Mississippi Chemical Corp..........................    3,800         69,825
  Schulman (A), Inc..................................    3,900         87,750

                                                                  -----------
                                                                      215,650
                                                                  -----------
COMMUNICATION EQUIPMENT--1.9%
  Anixter International, Inc.+.......................    5,700        107,587
  Belden, Inc........................................    4,200        143,850
  Dynatech Corp.+....................................    4,100        139,912
  Glenayre Technologies, Inc.+.......................    3,300         42,488
  Network Equipment Technologies, Inc.+(1)...........    2,000         34,000
                                                                  -----------
                                                                      467,837
                                                                  -----------
COMPUTERS & BUSINESS EQUIPMENT--1.8%
  Bell & Howell Co.+.................................    4,200        115,763
  Data General Corp.+................................    2,900         55,825
  In Focus System, Inc.+.............................    2,400         78,600
  Stratus Computer, Inc.+............................    5,300        187,487
                                                                  -----------
                                                                      437,675
                                                                  -----------
DRUGS--0.4%
  Perrigo Co.+.......................................    6,800        102,850
                                                                  -----------
ELECTRIC UTILITIES--0.8%
  Calpine Corp.+.....................................    5,500         87,313
  Eastern Enterprises................................      800         31,350
  Eastern Utilities Associates.......................    2,000         42,250
  Public Service Co. of New Mexico...................    2,300         44,706
                                                                  -----------
                                                                      205,619
                                                                  -----------
ELECTRICAL EQUIPMENT--2.1%
  Helix Technology Corp..............................      500         22,438
  Juno Lighting, Inc.(1).............................   12,000        210,000
  Scotsman Industries, Inc...........................    2,500         66,094
  Silicon Valley Group, Inc.+........................    2,100         59,850
  Watts Industries, Inc.,
    Class A..........................................    6,900        175,087
                                                                  -----------
                                                                      533,469
                                                                  -----------

38

Small-Cap Value Portfolio
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- October 31, 1997 -- (continued)


                                                                     VALUE
                SECURITY DESCRIPTION                    SHARES     (NOTE 3)
-----------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
ELECTRONICS--1.8%
  Allen Telecom, Inc.+...............................    5,300    $   100,369
  Benchmark Electronics,
    Inc.+............................................    1,100         27,431
  Fluke Corp.........................................    3,000         72,188
  International Rectifier
    Corp.+...........................................   10,600        145,087
  S3, Inc.+..........................................    3,200         28,200
  Watkins-Johnson Co.................................    1,900         58,900
  Xicor, Inc.+.......................................    3,200         17,600
                                                                  -----------
                                                                      449,775
                                                                  -----------
ENERGY SOURCES--1.8%
  Barrett Resources Corp.+...........................    2,700         95,006
  Belco Oil & Gas Corp.+.............................    2,800         60,550
  Chieftain International, Inc.+.....................    5,000        122,500
  Comstock Resources,
    Inc.+............................................    3,300         55,275
  Tesoro Petroleum Corp.+............................    2,500         40,625
  Zeigler Coal Holding Co............................    3,700         66,138
                                                                  -----------
                                                                      440,094
                                                                  -----------
ENTERTAINMENT PRODUCTS--1.0%
  Harman International Industries, Inc.+.............    4,600        248,400
                                                                  -----------
FINANCIAL SERVICES--1.1%
  AMRESCO, Inc.+.....................................    4,400        137,500
  Pioneer Group, Inc.................................    5,000        148,125
                                                                  -----------
                                                                      285,625
                                                                  -----------
FOOD, BEVERAGE & TOBACCO--1.5%
  Canandaigua Brands, Inc., Class A+.................    1,900         94,287
  Consolidated Cigar Holdings, Inc., Class A+........    2,600        102,050
  Swisher International Group, Inc., Class A+........    4,100         81,231
  Universal Corp.....................................    2,200         84,563
                                                                  -----------
                                                                      362,131
                                                                  -----------
FOREST PRODUCTS--1.4%
  Albany International Corp., Class A................    3,300         80,437
  Caraustar Industries, Inc..........................    2,300         79,063
  First Brands Corp..................................    7,900        201,450
                                                                  -----------
                                                                      360,950
                                                                  -----------

GAS & PIPELINE UTILITIES--0.7%
  New Jersey Resources
    Corp.............................................    1,700         55,037
  Northwest Natural Gas Co...........................    1,100         27,088

                                                                     VALUE
                SECURITY DESCRIPTION                    SHARES     (NOTE 3)
-----------------------------------------------------------------------------
GAS & PIPELINE UTILITIES (CONTINUED)
  Piedmont Natural Gas,
    Inc..............................................    1,100    $    30,800
  Washington Gas Light Co............................    1,100         28,256
  WICOR, Inc.........................................      900         38,813
                                                                  -----------
                                                                      179,994
                                                                  -----------
HEALTH SERVICES--3.9%
  Apria Healthcare Group, Inc.+......................    7,700        116,944
  Integrated Health Services, Inc....................    7,100        225,425
  Magellan Health Services, Inc.+....................    5,000        144,062
  Mariner Health Group,
    Inc.+............................................    7,000        102,375
  Sierra Health Services,
    Inc.+............................................    6,500        240,094
  Sun Healthcare Group,
    Inc.+............................................    7,100        141,112
                                                                  -----------
                                                                      970,012
                                                                  -----------
HOUSEHOLD PRODUCTS--0.8%
  Libbey, Inc........................................    2,900        108,387
  Oakley, Inc.+......................................    8,700         85,913
                                                                  -----------
                                                                      194,300
                                                                  -----------
HOUSING--2.9%
  American Buildings Co..............................    2,300         62,100
  Bassett Furniture Industries, Inc..................    1,200         32,700
  Cavalier Homes, Inc................................   16,000        157,000
  Furniture Brands International, Inc.+..............    9,000        150,750
  Homebase, Inc.+....................................    3,500         32,156
  Kaufman & Broad Home Corp..........................    4,200         89,512
  Kimball International, Inc., Class B...............    1,200         48,900
  La-Z-Boy, Inc......................................      900         33,638
  Mohawk Industries, Inc.+...........................    3,800        115,900
                                                                  -----------
                                                                      722,656
                                                                  -----------
INSURANCE--3.3%
  American Bankers Insurance Group, Inc..............    2,100         78,487
  Amerin Corp.+......................................    3,300         74,869
  AmerUs Life Holdings, Inc., Class A................    1,100         33,550

  Enhance Financial Services Group, Inc..............    2,000        105,625
  Harleysville Group, Inc............................    2,400         60,300
  Lawyers Title Corp.................................    1,000         31,750
  Liberty Corp.......................................    2,400        102,750
  Orion Capital Corp.................................    2,800        126,000
  Presidential Life Corp.............................    2,000         39,250

Small-Cap Value Portfolio
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- October 31, 1997 -- (continued)

                                                                     VALUE
                SECURITY DESCRIPTION                    SHARES     (NOTE 3)
-----------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
INSURANCE (CONTINUED)
  Reliance Group Holdings, Inc.......................    7,800    $    98,475
  Selective Insurance Group, Inc.....................    1,300         69,388
                                                                  -----------
                                                                      820,444
                                                                  -----------
INVESTMENT COMPANIES--1.9%
  Emerging Markets
    Telecommunications Fund, Inc.....................    9,000        143,438
  G.T. Global Eastern European Fund..................    8,000        131,000
  Morgan Stanley Asia-Pacific Fund...................   25,000        201,562
                                                                  -----------
                                                                      476,000
                                                                  -----------
LEISURE & TOURISM--0.9%
  Applebee's International, Inc......................    1,700         37,400
  Bob Evans Farms, Inc...............................    3,000         56,438
  Lone Star Steakhouse & Saloon, Inc.+...............    2,000         46,250
  Sbarro, Inc........................................    2,700         71,381
                                                                  -----------
                                                                      211,469
                                                                  -----------
MACHINERY--3.2%
  Briggs & Stratton Corp.............................    2,500        124,375
  Cincinnati Milacron, Inc...........................    2,400         66,600
  JLG Industries, Inc................................   12,000        152,250
  Kaydon Corp........................................    3,400        103,275
  McDermott International, Inc.......................    2,200         79,887
  Regal-Beloit Corp..................................    1,900         51,063

  Stewart & Stevenson Services, Inc..................    4,800        104,400
  United Dominion Industries Ltd.....................    4,600        120,175
                                                                  -----------
                                                                      802,025
                                                                  -----------
MEDICAL PRODUCTS--1.2%
  CONMED Corp.+......................................    2,000         41,000
  Hologic, Inc.+.....................................    2,200         55,275
  Sunrise Medical, Inc.+.............................    5,000         77,188
  West Co., Inc......................................    3,700        124,412
                                                                  -----------
                                                                      297,875
                                                                  -----------
METALS & MINERALS--2.1%
  Carpenter Technology
    Corp.............................................    1,700         82,238
  Cleveland-Cliffs, Inc..............................    1,500         65,156
  Intermet Corp......................................    3,300         61,875
  Lukens, Inc........................................    6,100        109,800
  Martin Marietta Materials, Inc.....................    2,400         83,700
  Texas Industries, Inc..............................    1,500         71,156
  Titanium Metals Corp.+.............................    1,700         52,275
                                                                  -----------
                                                                      526,200
                                                                  -----------

                                                                     VALUE
                SECURITY DESCRIPTION                    SHARES     (NOTE 3)
-----------------------------------------------------------------------------
MULTI-INDUSTRY--2.7%
  Carlisle Cos, Inc..................................    1,700    $    73,525
  Crane Co...........................................    2,500        103,906
  Dexter Corp........................................    2,300         90,275
  Eltron International, Inc.+........................    4,000        114,500
  Mark IV Industries, Inc............................    4,300        104,275
  Roper Industries, Inc..............................    3,400         90,738
  Standex International Corp.(1).....................    1,500         52,500
  Zurn Industries, Inc...............................    1,300         43,631
                                                                  -----------
                                                                      673,350
                                                                  -----------
REAL ESTATE COMPANIES--0.2%
  Insignia Financial Group, Inc., Class A+...........    2,500         54,063
                                                                  -----------
REAL ESTATE INVESTMENT TRUSTS--4.5%
  Amli Residential Properties Trust..................    1,900         44,175
  Apartment Investment &
    Management Co., Class A..........................    1,300         46,069
  Arden Realty Group, Inc............................    1,500         45,750
  Bedford Property Investors, Inc....................    2,900         59,450
  Bradley Real Estate, Inc...........................    2,000         39,250
  CBL & Associates Properties, Inc...................    1,900         45,837

  Chateau Communities, Inc...........................    3,300         98,175
  Chelsea GCA Realty, Inc............................    1,300         53,137
  FelCor Suite Hotels, Inc...........................    1,100         40,288
  Glenborough Realty Trust, Inc......................    7,800        199,875
  Kilroy Realty Corp.................................    2,000         53,000
  Koger Equity, Inc..................................    2,000         43,250
  Liberty Property Trust.............................    1,500         42,000
  MGI Properties, Inc................................    1,100         25,300
  Pacific Gulf Properties, Inc.......................    1,500         33,938
  Summit Properties, Inc.............................    6,000        124,125
  TriNet Corporate Realty Trust, Inc.................    3,400        123,037
                                                                  -----------
                                                                    1,116,656
                                                                  -----------
RETAIL--4.6%
  AnnTaylor Stores Corp.+............................    5,400         77,288
  BJ's Wholesale Club, Inc.+.........................    1,900         54,863
  Fingerhut Co., Inc.................................    4,000         88,500
  Gibson Greetings, Inc.+............................    3,400         82,025
  Global DirectMail Corp.+...........................    5,600        102,900
  Haverty Furniture Co., Inc.........................    2,400         30,600
  Jostens, Inc.(1)...................................   17,000        396,312
  K2, Inc............................................    3,300         83,531
  ShopKo Stores, Inc.+...............................    4,400        110,275
  Toro Co............................................    2,000         85,500
  Wet Seal, Inc. Class A+............................    1,800         41,175
                                                                  -----------
                                                                    1,152,969
                                                                  -----------

40

Small-Cap Value Portfolio
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- October 31, 1997 -- (continued)

                                                                     VALUE
                SECURITY DESCRIPTION                    SHARES     (NOTE 3)
-----------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
SOFTWARE--1.2%
  BancTec, Inc.+(1)..................................    2,900    $    66,338
  Policy Management Systems Corp.+...................    1,500         91,875
  Sterling Software, Inc.+...........................    2,200         75,075
  Symantec Corp.+....................................    3,300         71,775
                                                                  -----------

                                                                      305,063
                                                                  -----------
TELECOMMUNICATIONS--0.9%
  General Communication, Inc., Class A+..............   31,000        232,500
                                                                  -----------
TELEPHONE--0.3%
  Vanguard Cellular Systems, Inc., Class A+..........    5,300         72,544
                                                                  -----------
TRANSPORTATION--2.7%
  Knightsbridge Tankers Ltd..........................   13,000        385,125
  Pittston Burlington Co.............................    5,000        135,937
  Teekay Shipping Corp...............................    1,900         60,800
  Trico Marine Services, Inc.+.......................    2,500         91,875
                                                                  -----------
                                                                      673,737
                                                                  -----------
TOTAL INVESTMENT SECURITIES--79.0%
  (cost $20,506,477).................................              19,738,475
                                                                  -----------


                                                       PRINCIPAL
                                                       AMOUNT (IN         VALUE
                SECURITY DESCRIPTION                   THOUSANDS)       (NOTE 3)
----------------------------------------------------------------------------------
SHORT-TERM SECURITIES--6.8%
  Cayman Island Time Deposit with State Street Bank
    and Trust Co.
    3.00% due 11/03/97...............................     $  701       $   701,000
  United States Treasury Bills 4.85% due 12/11/97....      1,000           994,611
                                                                       -----------
TOTAL SHORT-TERM SECURITIES
  (cost $1,695,611)..................................                    1,695,611
                                                                       -----------
REPURCHASE
  AGREEMENTS--13.5%
  Agreement with State Street Bank and Trust Co.,
    bearing 5.00%, dated 10/31/97 to be repurchased
    11/03/97 in the amount of $2,438,015
    collateralized by $2,090,000 U.S. Treasury Note
    7.625% due 2/15/25 approximate aggregate value
    $2,502,431 (cost $2,437,000).....................      2,437         2,437,000
  Agreement with State Street Bank and Trust Co.,
    bearing 5.55%, dated 10/31/97 to be repurchased
    11/03/97 in the amount of $941,435 collateralized
    by $880,000 U.S. Treasury Note 7.50% due 11/15/01
    approximate aggregate value $965,284 (cost
    $941,000)........................................        941           941,000
                                                                       -----------
TOTAL REPURCHASE AGREEMENTS

  (cost $3,378,000)..................................                    3,378,000
                                                                       -----------
TOTAL INVESTMENTS--
  (cost $25,580,088).................................       99.3%       24,812,086
  Other assets less liabilities......................        0.7           171,075
                                                        -------        -----------
NET ASSETS--                                              100.0%       $24,983,161
                                                        -------        -----------
                                                        -------        -----------

------------------
+   Non-income producing security

(1) Security is traded with rights attached

See Notes to Financial Statements

International Equity Portfolio
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- October 31, 1997

                                                                            VALUE
                   SECURITY DESCRIPTION                      SHARES       (NOTE 3)
------------------------------------------------------------------------------------
COMMON STOCK--88.5%
ARGENTINA--1.2%
  Banco Frances del Rio de la Plata SA, Class B ADR
    (Finance)..............................................       560    $    13,790
  Banco de Galicia y Buenos Aires SA de CV, Class B ADR
    (Finance)..............................................       710         17,218
  Banco Rio de La Plata SA, Class B ADR+ (Finance).........     7,800         81,900
  Freeport-McMoran Copper & Gold, Inc., Class B
    (Materials)............................................     6,000        143,250
  Perez Cos. SA (Multi-industry) ..........................     5,053         31,651
  Telefonica de Argentina SA, Class B ADR+ (Utilities).....     5,120        144,000
  TV Azteca SA de CV ADR+
    (Information & Entertainment)                               1,100         21,037
  YPF Sociedad Anonima, Class D ADR (Energy)...............    11,766        376,512
                                                                         -----------
                                                                             829,358
                                                                         -----------
AUSTRALIA--2.1%
  AAPC Ltd.
    (Information & Entertainment)                             557,100        195,890
  Australia & New Zealand Banking Group Ltd. (Finance).....     2,000         13,952

  Australian Gas Light Co., Ltd. (Utilities)...............     5,000         33,404
  Boral Ltd. (Materials)...................................     4,000         10,521
  Brambles Industries Ltd. (Multi-industry)................     1,000         19,227
  Broken Hill Proprietary Co., Ltd. (Materials)............     4,400         43,630
  Commonwealth Bank of Australia (Finance).................       117          1,345
  Commonwealth Installment Receipt Trustee Ltd. (Finance)..     3,000         22,174
  Fairfax (John) Holdings Ltd.
    (Information & Entertainment)                               8,000         17,666
  Fosters Brewing Group Ltd.
    (Consumer Staples) ....................................     8,000         15,190
  Lend Lease Corp., Ltd. (Finance).........................     1,016         20,806
  National Australia Bank Ltd. (Finance)...................    11,100        151,828
  News Corp., Ltd.
    (Information & Entertainment)                              12,333         59,064
  Normandy Mining Ltd.
    (Energy)...............................................   324,366        353,571
  Publishing & Broadcasting Ltd.
    (Information & Entertainment)                               4,000         23,207


                                                                            VALUE
                   SECURITY DESCRIPTION                      SHARES       (NOTE 3)
------------------------------------------------------------------------------------
AUSTRALIA (CONTINUED)
  Ramsey Health Care, Inc. (Healthcare)....................   131,000    $   177,803
  Simeon Wines
    (Consumer Staples) ....................................     3,000          7,384
  St. George Bank Ltd. (Finance)...........................     2,068         12,528
  TABCORP Holdings Ltd.
    (Information & Entertainment)                               3,000         13,756
  Western Mining Corp. Holdings Ltd. (Materials)...........     3,000         10,654
  Westpac Banking Corp., Ltd. (Finance)....................     4,000         23,292
  Woodside Petroleum Ltd. (Energy).........................     3,000         25,338
  Woolworths Ltd.+
    (Consumer Discretionary)...............................    82,300        265,658
                                                                         -----------
                                                                           1,517,888
                                                                         -----------
AUSTRIA--0.9%
  Austria Tabakwerke AG*
    (Consumer Staples) ....................................     6,000        249,722
  Boehler-Uddeholm AG (Materials)..........................       544         39,006
  VA Technologie AG
    (Industrial & Commercial) .............................       930        165,022
  VAE Eisenbahnsysteme AG (Industrial & Commercial)  ......     1,776        174,182
                                                                         -----------
                                                                             627,932
                                                                         -----------
BELGIUM--0.4%
  Credit Dexia/Communal Holding+ (Finance).................       104         11,364
  Generale de Banque Belge Pour l'Etranger SA (Finance)....       130         53,175
  Kredietbank NV (Finance).................................       430        180,428

  UCB SA (Healthcare)......................................         4         13,821
                                                                         -----------
                                                                             258,788
                                                                         -----------
BRAZIL--0.7%
  Centrais Eletricas Brasileiras SA ADR+ (Utilities).......     2,000         42,179
  Companhia de Saneamento Basico do Estado de Sao Paulo
    (Utilities)............................................   295,000         54,587
  Compania Brasileira de Distribuidora GDR
    (Industrial & Commercial) .............................     1,000         19,048
  Compania Energetica de Minas ADR (Materials) ............     1,543         61,597

42

International Equity Portfolio
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- October 31, 1997 -- (continued)

                                                                            VALUE
                   SECURITY DESCRIPTION                      SHARES       (NOTE 3)
------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
BRAZIL (CONTINUED)
  Telecomunicacoes
    Brasileras SA ADR
    (Information Technology) ..............................     2,700    $   274,050
  Usinas Siderurgicas de Minas Gerais SA ADR
    (Materials) ...........................................     6,000         44,900
                                                                         -----------
                                                                             496,361
                                                                         -----------
CANADA--0.9%
  Abitibi Consolidated, Inc.
    (Consumer Discretionary) ..............................     1,460         20,719
  Alcan Aluminium Ltd. (Materials).........................       970         27,565
  BCE, Inc. (Utilities)....................................       989         27,526
  Bell Canada International, Inc.+ (Utilities).............    11,000        184,250
  Bombardier, Inc., Class B (Industrial & Commercial) .....     1,284         24,598
  CAE, Inc.
    (Industrial & Commercial) .............................    23,000        194,203
  Inco Ltd. (Materials)....................................     1,015         20,813
  Royal Bank of Canada (Finance)...........................       310         16,585
  Seagram Co., Ltd.
    (Consumer Staples) ....................................       755         25,500
  Suncor Energy, Inc. (Energy) ............................     1,087         39,142
  Toronto Dominion Bank (Finance)..........................       933         34,193

  TransCanada Pipelines Ltd. (Utilities)...................     1,550         28,760
  Trizec Hahn Corp.
    (Real Estate) .........................................     1,373         34,438
                                                                         -----------
                                                                             678,292
                                                                         -----------
CHILE--1.1%
  Banco Santander-Chile, Class A ADR (Finance).............     2,500         32,500
  Chilectra SA ADR (Utilities).............................       422         11,400
  Chilgener SA ADR (Utilities) ............................       589         16,050
  Compania de Telecomunicaciones
    de Chile SA ADR (Utilities)............................       480         13,320
  Distribucion y Servicio D&S SA+
    (Consumer Discretionary) ..............................    14,500        254,656
  Empresa Nacional de Electricidad
    SA ADR (Utilities).....................................       765         15,396
  Enersis SA ADR (Energy)..................................       369         12,177
  Maderas y Sinteticos SA ADR
    (Consumer Discretionary) ..............................     1,267         15,521
  Quinenco Sa (Multi-industry) ............................     9,000        131,625
  Santa Isabel SA ADR
    (Consumer Discretionary) ..............................    11,175        206,737

                                                                            VALUE
                   SECURITY DESCRIPTION                      SHARES       (NOTE 3)
------------------------------------------------------------------------------------
CHILE (CONTINUED)
  Sociedad Quimica Minera ADR (Materials)..................     2,100    $   108,938
                                                                         -----------
                                                                             818,320
                                                                         -----------
CHINA--0.3%
  China Southern Airlines Ltd. ADR+
    (Information & Entertainment) .                            12,000        249,000
                                                                         -----------
DENMARK--0.3%
  Den Danske Bank+
    (Finance)..............................................       280         31,614
  Falck A/S
    (Industrial & Commercial) .............................       800         37,034
  ISS International Service Systems A/S, Class B
    (Industrial & Commercial) .............................     1,900         57,690
  Ostasiatiske Kompagnis Holdings+(Multi-industry) ........     1,800         20,873
  SAS Danmark A/S
    (Industrial & Commercial) .............................     4,700         81,035
  Unidanmark A/S (Finance).................................       200         13,518
                                                                         -----------
                                                                             241,764
                                                                         -----------
FINLAND--1.2%
  Huhtamaki Oy
    (Consumer Staples) ....................................     6,541        269,315

  Nokia Corp. AB, Class A ADR
    (Information Technology) ..............................       770         67,277
  Rauma Oy
    (Industrial & Commercial) .............................     6,137        115,070
  UPM-Kymmene Oy (Materials) ..............................     7,134        158,725
  Valmet Oyj
    (Industrial & Commercial) .............................    14,500        227,033
                                                                         -----------
                                                                             837,420
                                                                         -----------
FRANCE--9.6%
  Accor SA
    (Information & Entertainment)                                 580        107,991
  Alcatel Alsthom Compagnie Generael D' Electricite
    (Information Technology) ..............................       770         92,909
  Assurance General de France+ (Finance)...................       570         29,991
  AXA SA de CV+
    (Information Technology) ..............................     6,470        443,055
  Banque Nationale de Paris (Finance)......................     1,500         66,311
  Bertrand Faure SA
    (Consumer Discretionary) ..............................     1,700        102,561
  Canal Plus
    (Information & Entertainment)                                 220         38,292

International Equity Portfolio
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- October 31, 1997 -- (continued)

                                                                            VALUE
                   SECURITY DESCRIPTION                      SHARES       (NOTE 3)
------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
FRANCE (CONTINUED)
  Carrefour SA
    (Consumer Discretionary) ..............................       133    $    69,402
  Castorama Dubois Investisse
    (Consumer Discretionary) ..............................     2,300        239,639
  Club Mediterranee SA
    (Information & Entertainment)                                 500         36,406
  Compagnie de St. Gobain (Materials)......................     2,220        318,669
  Compagnie Generale des Eaux (Industrial & Commercial) ...     3,387        395,172
  Credit Commerce France (Finance).........................       530         30,027
  Credit Local de France+ (Finance)........................        95          9,536
  EDAP TMS SA ADR+ (Healthcare)............................    25,000        175,000

  Elf Aquitaine SA (Energy)................................       760         94,074
  France Telecom SA+ (Utilities) ..........................    40,000      1,513,804
  Genset ADR+ (Healthcare).................................    16,000        294,000
  Groupe Danone
    (Consumer Staples) ....................................     1,720        262,998
  Guilbert SA
    (Information Technology) ..............................       120         15,665
  L' Oreal (Consumer Staples) .............................        60         21,261
  L'Air Liquide SA (Materials) ............................       467         72,460
  Lapeyre (Materials)......................................       340         19,864
  Legrand SA
    (Information Technology) ..............................       130         24,205
  Louis Dreyfus Citrus+
    (Consumer Staples) ....................................     4,000        119,274
  Louis Vuitton
    (Consumer Staples) ....................................       316         53,687
  Pathe SA
    (Information & Entertainment)                                  50          8,972
  Pernod-Ricard
    (Consumer Staples) ....................................     1,400         64,876
  Pinault Printemps Redoute
    (Consumer Discretionary) ..............................       370        169,212
  Primagaz Cie (Utilities).................................       120          8,945
  Rhone-Poulenc Ltd. (Healthcare)..........................     8,059        351,378
  Sanofi SA (Healthcare)...................................       916         87,023
  Schneider SA+
    (Industrial & Commercial) .............................     4,431        236,597
  Societe Francaise d'Investissements Immobiliers et de
    Gestion+ (Real Estate) ................................     4,000        242,708

                                                                            VALUE
                   SECURITY DESCRIPTION                      SHARES       (NOTE 3)
------------------------------------------------------------------------------------
FRANCE (CONTINUED)
  Societe Generale d'Enterprises SA+
    (Industrial & Commercial) .............................    10,500    $   269,042
  Societe Generale+ (Finance)..............................     2,539        347,733
  Sodexho SA
    (Information & Entertainment)                                  97         48,380
  Television Francais (Utilities) .........................       625         58,185
  Total SA, Class B (Energy)...............................     2,990        331,747
                                                                         -----------
                                                                           6,871,051
                                                                         -----------
GERMANY--4.7%
  Adidas AG
    (Information & Entertainment)                               2,634        381,241
  Allianz AG (Finance).....................................       430         95,788
  Ashanti Goldfields Co., Ltd. GDR (Materials).............    10,158        100,310
  Ava Allgemeneine Handelsgesellschaft
    der Verbraucher AG
    (Consumer Discretionary) ..............................       600        153,150

  Bayer AG (Materials).....................................     1,983         69,597
  Bayerische Hypotheken Und Bank AG (Finance)..............     1,426         59,148
  Bayerische Motoren Werke AG
    (Consumer Discretionary) ..............................       118         85,361
  Bayerische Vereinsbank AG (Finance)......................       348         20,188
  Bilfinger & Berger Bau AG (Industrial & Commercial) .....       410         14,723
  Commerzbank AG (Finance) ................................       440         14,932
  Deutsche Bank AG (Finance) ..............................     3,944        258,083
  Deutsche Telekom AG
    (Information Technology) ..............................     1,346         25,221
  Fresenius Medical Care AG (Healthcare)...................     5,600        394,709
  Gehe AG
    (Consumer Discretionary) ..............................     1,930        100,766
  Hoechst AG (Healthcare)..................................    10,530        400,724
  Holsten Brauerei AG
    (Consumer Staples) ....................................       900        180,125
  Leica Camera AG+
    (Information & Entertainment)                              10,000        232,045
  Mannesmann AG
    (Industrial & Commercial) .............................        61         25,762
  Rhon-Klinikum AG
    (Consumer Discretionary) ..............................       400         38,288
  SAP AG
    (Information Technology) ..............................       300         86,060
  Siemens AG (Multi-industry)..............................     1,259         77,492
  VEBA AG (Utilities)......................................     7,670        427,594

44

International Equity Portfolio
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- October 31, 1997 -- (continued)

                                                                            VALUE
                   SECURITY DESCRIPTION                      SHARES       (NOTE 3)
------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
GERMANY (CONTINUED)
  Volkswagen AG
    (Consumer Discretionary) ..............................       170    $   100,493
                                                                         -----------
                                                                           3,341,800
                                                                         -----------
HONG KONG--1.8%
  CDL Hotels International Ltd.
    (Information & Entertainment)                             122,062         35,127

  Cheung Kong (Holdings) Ltd.
    (Real Estate) .........................................    12,333         85,740
  China Hong Kong Photo Products Holdings Ltd.
    (Information & Entertainment)                             110,000         27,744
  China Light & Power Co., Ltd. (Utilities)................     2,000         10,528
  Dao Heng Bank Group Ltd. (Finance).......................    11,000         25,325
  First Pacific Co., Ltd.
    (Industrial & Commercial) .............................   190,000        119,802
  Guoco Group Ltd. (Finance) ..............................    30,000         65,576
  Henderson Land Development
    Co., Ltd. (Real Estate) ...............................     3,000         16,607
  Hong Kong Land Holdings Ltd. ADR (Finance)...............    42,946         97,917
  HSBC Holdings PLC+ (Finance).............................     2,133         48,280
  Hutchison Whampoa Ltd. (Multi-industry)..................    27,000        186,833
  Jardine Matheson Holdings Ltd. ADR (Industrial &
    Commercial)                                                18,501        118,406
  New World Development Co.,
    Ltd. (Real Estate) ....................................    29,165        102,605
  New World Infrastructure Ltd.+ (Industrial &
    Commercial) ...........................................    62,000        122,693
  Sun Hung Kai Properties Ltd.+
    (Real Estate) .........................................     1,000          7,372
  Swire Pacific Ltd., Class A (Multi-industry).............    11,000         58,760
  Wharf Holdings Ltd.
    (Real Estate) .........................................    19,000         38,828
  Wing Hang Bank Ltd (Finance).............................    37,500         96,521
                                                                         -----------
                                                                           1,264,664
                                                                         -----------
INDIA--1.2%
  Hindalco Industries Ltd. GDR+* (Materials)...............     5,900        170,510
  State Bank of India GDR+ (Finance).......................     9,400        172,960
  Tata Engineering & Locomotive Co., Ltd. GDR
    (Consumer Discretionary) ..............................    21,650        189,619

                                                                            VALUE
                   SECURITY DESCRIPTION                      SHARES       (NOTE 3)
------------------------------------------------------------------------------------
INDIA (CONTINUED)
  The Indian Smaller Companies Fund Ltd.
    (Investment Companies).................................    44,749    $   364,253
                                                                         -----------
                                                                             897,342
                                                                         -----------
INDONESIA--0.5%
  Gulf Indonesia Resources Ltd. (Energy)...................     7,000        147,000
  PT Indosat
    (Information Technology) ..............................    31,500         70,995
  PT Semen Cibinong TBK (Materials)........................   280,000         36,893
  Sampoerna International Finance Co. (Finance)............    67,000        116,623
                                                                         -----------
                                                                             371,511

                                                                         -----------
IRELAND--0.8%
  Fyffes PLC
    (Consumer Staples) ....................................   126,000        186,029
  Kerry Group, Class A+
    (Consumer Staples) ....................................    33,000        399,511
                                                                         -----------
                                                                             585,540
                                                                         -----------
ISRAEL--0.9%
  Blue Square Israel Ltd. ADR
    (Consumer Staples) ....................................     4,100         47,662
  ECI Telecommunications Ltd.
    (Information Technology) ..............................    20,800        569,400
                                                                         -----------
                                                                             617,062
                                                                         -----------
ITALY--3.6%
  Assicurazione Generali SpA (Finance).....................    13,900        310,759
  Banca Commerciale Italiana+ (Finance)....................     3,000          8,186
  Banca Popolar di Milano (Finance)........................    10,000         55,227
  BCA Fideuram SpA (Finance)...............................     3,198         12,184
  Brembo SpA
    (Consumer Discretionary) ..............................    20,000        199,055
  Credito Italiano SpA (Finance) ..........................    32,408         86,428
  CSP International Industria Calze SpA+
    (Consumer Discretionary) ..............................    23,000        253,367
  ENI SpA (Energy).........................................    81,371        457,562
  Industrie Natuzzi SpA ADR
    (Consumer Discretionary) ..............................    11,700        261,787
  Istituto Mobiliare Italiano (Finance)....................     4,000         35,771
  Mediolanum SpA (Finance).................................     1,756         29,457

International Equity Portfolio
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- October 31, 1997 -- (continued)

                                                                            VALUE
                   SECURITY DESCRIPTION                      SHARES       (NOTE 3)
------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
ITALY (CONTINUED)
  Parmalat Finanziar SpA+
    (Consumer Staples) ....................................    55,600    $    77,176

  Telecom Italia SpA
    (Information Technology) ..............................    41,000        152,085
  Telecom Italia SpA
    (Information Technology) ..............................    20,000         80,803
  Telecom Italia SpA
    (Information Technology) ..............................    54,777        343,287
  Zucchini SpA
    (Information Technology) ..............................    29,600        208,931
                                                                         -----------
                                                                           2,572,065
                                                                         -----------
JAPAN--17.8%
  Advantest Corp.
    (Information Technology) ..............................     5,380        444,794
  Aiwa Co., Ltd.
    (Information Technology) ..............................     3,000         67,054
  Alps Electric Co., Ltd.
    (Information Technology) ..............................     4,000         44,869
  Amada Co., Ltd.
    (Industrial & Commercial) .............................     4,000         21,271
  Bank of Tokyo-Mitsubishi Ltd. (Finance)..................    23,000        300,042
  Canon, Inc.
    (Information Technology) ..............................    23,000        558,039
  Citizen Watch Co.
    (Consumer Discretionary) ..............................     3,000         19,144
  Daiichi Pharmaceutical (Healthcare)......................     6,000         85,251
  Dainippon Screen MFG Co., Ltd.
    (Information Technology) ..............................     5,000         40,548
  Daiwa House Industry Co., Ltd.
    (Consumer Discretionary) ..............................     8,000         77,108
  DDI Corp. (Utilities)....................................        36        120,249
  East Japan Railway Co. (Industrial & Commercial) ........        19         92,356
  Fanuc Ltd.
    (Information Technology) ..............................     1,400         56,535
  Fontaine Co., Ltd.
    (Consumer Staples) ....................................    13,200        265,426
  Fuji Bank Ltd. (Finance).................................    22,000        190,112
  Fujikura Ltd.
    (Information Technology) ..............................    35,000        239,925
  Fujitsu Denso
    (Industrial & Commercial) .............................     2,000         31,242
  Fujitsu Ltd.
    (Information Technology) ..............................    22,000        241,296
  Hankyu Realty Co.
    (Real Estate) .........................................    17,000        110,320

                                                                            VALUE
                   SECURITY DESCRIPTION                      SHARES       (NOTE 3)
------------------------------------------------------------------------------------
JAPAN (CONTINUED)
  Hitachi Ltd.+
    (Information Technology) ..............................     9,000    $    69,173

  Hitachi Zosen Corp.
    (Industrial & Commercial) .............................     4,000          8,808
  Honda Motor Co., Ltd.
    (Consumer Discretionary) ..............................    13,000        437,474
  Imagineer Co., Ltd.+
    (Information & Entertainment)                               3,600         40,382
  Inax Corp.
    (Consumer Staples) ....................................     2,000          8,708
  Industrial Bank of Japan Ltd. (Finance)..................    21,000        207,644
  Ito-Yokado Co., Ltd.
    (Consumer Discretionary) ..............................     3,000        149,065
  Japan Associate Finance EDR+ (Finance)...................     2,000         94,724
  Jusco Co., Ltd.
    (Consumer Discretionary) ..............................     2,000         44,703
  KAO Corp.
    (Consumer Staples) ....................................    22,000        307,104
  Kokuyo Co., Ltd. (Materials) ............................     3,000         70,794
  Komatsu Ltd.
    (Industrial & Commercial) .............................     6,000         32,057
  Komori Co., Ltd.
    (Industrial & Commercial) .............................     2,000         36,560
  Kuraray Co., Ltd. (Healthcare) ..........................     7,000         62,817
  Kyocera Corp.
    (Information Technology) ..............................     8,000        457,998
  Long-Term Credit Bank of
    Japan Ltd. (Finance)...................................     6,000         20,291
  Makita Corp.
    (Industrial & Commercial) .............................     4,000         56,170
  Marui Co., Ltd.
    (Consumer Discretionary) ..............................     6,000        101,205
  Matsushita Electric
    Industrial Co., Ltd.+
    (Information Technology) ..............................    10,000        167,844
  Matsushita Electric Works Ltd. (Industrial & Commercial)
     ......................................................    24,000        217,366
  Meiwa Estate Co.+ (Real Estate)  ........................     2,600         30,677
  Mitsubishi Corp.
    (Consumer Discretionary) ..............................     4,000         34,234
  Mitsubishi Estate Co., Ltd.
    (Real Estate) .........................................     5,000         63,149
  Mitsubishi Heavy Industries Ltd.
    (Industrial & Commercial) .............................    80,900        397,274
  Mitsubishi Motor Corp.+
    (Consumer Discretionary) ..............................    30,000        131,616

46

International Equity Portfolio
--------------------------------------------------------------------------------


PORTFOLIO OF INVESTMENTS -- October 31, 1997 -- (continued)

                                                                            VALUE
                   SECURITY DESCRIPTION                      SHARES       (NOTE 3)
------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
JAPAN (CONTINUED)
  Mitsui Fudosan Co., Ltd.
    (Real Estate) .........................................    30,000    $   339,011
  Miyota Co.
    (Information Technology) ..............................    13,000        140,424
  Murata Manufacturing Co. Ltd.
    (Information Technology) ..............................     3,000        121,645
  Mycal Corp.
    (Consumer Discretionary) ..............................     4,000         38,222
  NEC Corp.
    (Information Technology) ..............................    58,900        646,016
  Nichiei Co., Ltd.
    (Industrial & Commercial) .............................       700         76,776
  Nippon Denso Co., Ltd. (Industrial & Commercial) ........     9,000        194,433
  Nippon Steel Corp. (Materials) ..........................    41,000         84,487
  Nippon Telegraph & Telephone Corp. (Utilities)...........        74        627,171
  Nippon Television Network
    (Information & Entertainment)                                 900        320,066
  Nomura Securities Co., Ltd. (Finance)....................    10,000        116,327
  Orix Corp. (Finance).....................................     4,000        273,203
  Pioneer Electronic Corp. (Industrial & Commercial) ......     9,000        148,068
  Rohm Co.
    (Information Technology) ..............................     3,000        296,635
  Sankyo Co., Ltd. (Healthcare) ...........................    12,000        395,845
  Sega Enterprises Ltd.
    (Information Technology) ..............................       900         22,135
  Sekisui Chemical Co., Ltd. (Materials)...................     8,000         62,950
  Sekisui House Ltd.
    (Consumer Discretionary) ..............................     6,000         51,350
  Seven-Eleven Japan Co., Ltd.
    (Consumer Discretionary) ..............................     1,000         74,782
  Sharp Corp.
    (Information Technology) ..............................     8,000         62,152
  Shin-Etsu Chemical Co. Ltd. (Materials)..................     5,000        122,144
  Shiseido Co., Ltd.
    (Consumer Staples) ....................................     1,000         13,627
  Shohkoh Fund & Co., Ltd. (Investment Companies)..........       600        194,433
  Sony Corp.
    (Information Technology) ..............................     6,300        522,950
  Sumitomo Corp.
    (Industrial & Commercial) .............................    11,000         78,604

                                                                            VALUE
                   SECURITY DESCRIPTION                      SHARES       (NOTE 3)

------------------------------------------------------------------------------------
JAPAN (CONTINUED)
  Sumitomo Electric Industries Ltd.
    (Industrial & Commercial) .............................    19,000    $   251,018
  Sumitomo Forestry Co., Ltd. (Materials)..................     2,000         14,458
  Sumitomo Trust & Banking
    Co., Ltd. (Finance)....................................    20,000        212,713
  TDK Corp.
    (Information Technology) ..............................     2,000        165,850
  Teijin Ltd.
    (Consumer Discretionary) ..............................    13,000         42,667
  Tokio Marine & Fire Insurance Co., Ltd. (Finance)........    14,000        139,593
  Tokyo Electron Ltd.
    (Information Technology) ..............................     5,000        249,273
  Tokyo Steel Manufacturing Co. (Materials)................     2,000         14,125
  Toppan Printing Co., Ltd.
    (Information & Entertainment)                               5,000         62,734
  Toray Industries, Inc. (Materials).......................     9,000         50,104
  UNY Co., Ltd.
    (Consumer Staples) ....................................     2,000         32,406
  Yamanouchi Pharmaceutical
    Co., Ltd. (Healthcare).................................     8,000        196,759
                                                                         -----------
                                                                          12,708,574
                                                                         -----------
KAZAKHSTAN--0.3%
  Firebird Republics Fund Ltd. (1)
    (Investment Companies).................................       975        189,534
                                                                         -----------
KOREA--0.4%
  Housing & Commercial Bank, Korea GDR* (Finance)..........    25,400        219,075
  Kookmin Bank GDR* (Finance)..............................         1              4
  Korea Electric Power Corp. ADR (Utilities)...............     6,500         53,219
  Korea Fund, Inc. (Investment Companies)..................     2,800         22,925
                                                                         -----------
                                                                             295,223
                                                                         -----------
LUXEMBOURG--0.1%
  Millicom International Cellular SA+
    (Information & Entertainment)                               1,000         41,750
                                                                         -----------
MALAYSIA--0.1%
  Berjaya Sports Toto Bhd
    (Information & Entertainment)                              11,000         30,029
  Commerce Asset Holding Bhd (Finance).....................    13,200         10,295
  Resorts World Bhd
    (Information & Entertainment)                               5,000          8,925

International Equity Portfolio
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- October 31, 1997 -- (continued)

                                                                            VALUE
                   SECURITY DESCRIPTION                      SHARES       (NOTE 3)
------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
MALAYSIA (CONTINUED)
  Time Engineering Bhd+
    (Information Technology) ..............................     6,000    $     2,592
  United Engineers Bhd
    (Industrial & Commercial) .............................     6,000         14,219
                                                                         -----------
                                                                              66,060
                                                                         -----------
MEXICO--1.4%
  Alfa SA de CV, Class A+ (Multi-industry).................    22,240        162,324
  Cemex SA de CV ADR (Materials)...........................     3,000         23,409
  Cemex SA de CV, Class B ADR (Materials)..................    17,667         77,537
  Cifra SA de CV ADR
    (Consumer Staples) ....................................     1,455          2,834
  Fomento Economico Mexicano SA de CV, Class B +
    (Consumer Staples) ....................................     4,000         28,146
  Grupo Mexico SA de CV,
    Series L (Materials)...................................    46,100        136,348
  Gruma SA ADR*
    (Consumer Staples) ....................................       622          9,692
  Gruma SA+
    (Consumer Staples) ....................................     5,040         19,715
  Grupo Financiero Banamex-Accival SA de CV., Class B
    (Finance)..............................................    69,000        136,601
  Grupo Industrial Maseca SA de CV, Class B
    (Industrial & Commercial) .............................     9,000          8,694
  Grupo Modelo SA de CV, Class C (Consumer Staples)  ......     2,000         14,788
  Kimberly-Clark de Mexico SA de CV ADR (Materials)........     6,526         28,641
  Panamerican Beverages, Inc., Class A ADR
    (Consumer Staples) ....................................     7,400        229,400
  Telefonos de Mexico SA ADR (Utilities)...................     3,100        134,075
                                                                         -----------
                                                                           1,012,204
                                                                         -----------
NETHERLANDS--5.0%
  ABN Amro Holdings NV (Finance)...........................     5,698        114,752
  Ahrend NV
    (Information Technology) ..............................     2,267         75,547
  Akzo Nobel NV + (Multi-industry).........................       180         31,717


                                                                            VALUE
                   SECURITY DESCRIPTION                      SHARES       (NOTE 3)
------------------------------------------------------------------------------------
NETHERLANDS (CONTINUED)
  ASM Lithography Holdings NV+
    (Information Technology) ..............................     2,200    $   161,150
  Baan Co NV+
    (Information Technology) ..............................       583         41,289
  Baan Co. NV+
    (Information Technology) ..............................       250         17,531
  CSM NV
    (Consumer Staples) ....................................     1,700         77,579
  Elsevier NV
    (Consumer Discretionary) ..............................    19,520        306,650
  Fortis Amev NV (Finance).................................     2,120         83,315
  Gucci Group NV-NY Registry Shares
    (Consumer Discretionary) ..............................       532         19,352
  Heineken NV
    (Consumer Staples) ....................................     1,000        162,658
  ING Groep NV (Finance)...................................     6,310        264,880
  Koninkijke Nutricia Verenigde Bedrijuen NV
    (Consumer Staples) ....................................     1,580         45,166
  Koninklijke Ahold NV
    (Consumer Discretionary) ..............................     2,054         52,580
  Koninlijke PTT Nederland NV (Utilities)..................       290         11,083
  Philips Electronics NV
    (Information Technology) ..............................     5,300        414,937
  PolyGram NV
    (Information & Entertainment)                               2,330        132,491
  Royal Dutch Petroleum Co. (Energy).......................    16,640        880,210
  Unilever NV & PLC (Multi-industry).......................     2,960        157,338
  Volker Wessels Stevin NV+ (Industrial & Commercial) .....     2,667         81,047
  Wolters Kluwer NV+
    (Information & Entertainment)                               3,480        427,315
                                                                         -----------
                                                                           3,558,587
                                                                         -----------
NEW ZEALAND--2.2%
  Air New Zealand Ltd.+
    (Information & Entertainment)                              74,000        156,659
  Brierley Investments Ltd. (Finance)......................   314,900        243,130
  Carter Holt Harvey Ltd.
    (Consumer Staples) ....................................     4,000          6,974
  CDL Hotels New Zealand Ltd.+
    (Information & Entertainment)                             575,000        150,370
  Fletcher Challenge Ltd.
    building shares+ (Multi-industry)......................     4,000         12,079

48


International Equity Portfolio
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- October 31, 1997 -- (continued)

                                                                            VALUE
                   SECURITY DESCRIPTION                      SHARES       (NOTE 3)
------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
NEW ZEALAND (CONTINUED)
  Fletcher Challenge Ltd.
    energy shares+ (Multi-industry)........................     3,000    $    13,449
  Fletcher Challenge Ltd.
    forest shares+ (Multi-industry)........................   221,460        213,733
  Fletcher Challenge Ltd.
    paper shares+ (Multi-industry).........................     5,900          9,698
  Kiwi Income Property Trust
    (Real Estate) .........................................   275,000        196,913
  Pacific Capital Assets Ltd.
    (Real Estate) .........................................   560,000        108,092
  Restaurant Brands
    New Zealand Ltd.
    (Information & Entertainment)                             330,000        427,387
  Telecommunications Corp. of New Zealand Ltd.
    (Information Technology) ..............................     3,000         14,533
  Wrightson Ltd. (Multi-industry)..........................   112,000         59,973
                                                                         -----------
                                                                           1,612,990
                                                                         -----------
NORWAY--1.6%
  Alvern Norway ASA+
    (Information & Entertainment)                               9,000         56,755
  Fred Olsen Energy ASA+ (Energy)..........................    13,000        327,916
  Norsk Hydro ASA (Energy).................................     3,760        207,739
  Orkla ASA
    (Consumer Discretionary) ..............................     2,260        208,270
  Saga Petroleum ASA, Class B (Energy).....................       770         13,684
  SAS Norge ASA
    (Information & Entertainment)                               3,900         65,956
  Smedvig ASA ADR (Energy).................................     1,850         53,419
  Smedvig ASA, Class B (Energy)............................     6,300        186,000
                                                                         -----------
                                                                           1,119,739
                                                                         -----------
PERU--0.3%
  Cerveceria Per Backus Jo
    (Consumer Staples) ....................................   218,872        199,927
  Telefonica del Peru SA ADR (Industrial & Commercial) ....       346          6,834
                                                                         -----------
                                                                             206,761

                                                                         -----------
PHILIPPINES--0.5%
  Cosmos Bottling
    (Consumer Staples) .................................... 1,400,000        229,055
  San Miguel
    (Consumer Staples) ....................................    98,000        109,196
                                                                         -----------
                                                                             338,251
                                                                         -----------

                                                                            VALUE
                   SECURITY DESCRIPTION                      SHARES       (NOTE 3)
------------------------------------------------------------------------------------
PORTUGAL--0.6%
  Cimpor-Cimentos de Portugal SA (Materials)...............     7,100    $   179,670
  Establecimentos Jeronimo Martins & Filho SA
    (Consumer Discretionary) ..............................       519         33,941
  Mota & Companhia SA (Industrial & Commercial) ...........     7,900        132,528
  Portugal Telecom SA ADR (Utilities)......................     2,500        103,125
                                                                         -----------
                                                                             449,264
                                                                         -----------
SINGAPORE--2.2%
  City Developments Ltd.
    (Real Estate) .........................................     3,333         13,967
  Cycle & Carriage Ltd.
    (Consumer Discretionary) ..............................    12,000         52,571
  DBS Land Ltd.
    (Real Estate) .........................................    51,000         86,781
  Development Bank of Singapore Ltd. alien shares
    (Finance) .............................................    67,500        630,000
  FJ Benjamin Holdings Ltd.+
    (Consumer Discretionary) ..............................   230,000         59,143
  Fraser & Neave Ltd.
    (Consumer Staples) ....................................     3,000         15,047
  Keppel Bank (Finance)....................................   106,000        172,965
  Overseas Chinese Banking Corp., Ltd. alien shares
    (Finance)..............................................     1,200          6,667
  Overseas Union Bank Ltd.
    alien shares (Finance).................................     6,000         20,000
  Sembawang Shipyard Ltd. (Industrial & Commercial) .......    61,000        187,454
  Singapore Land Ltd.
    (Real Estate) .........................................     6,000         17,067
  Singapore Press Holdings Ltd. alien shares
    (Information & Entertainment)                               4,667         64,301
  United Overseas Bank Ltd.
    alien shares (Finance).................................    40,000        220,952
  Want Want Holding, Class A
    (Consumer Staples) ....................................     1,600          3,104
  Want Want Holding+
    (Consumer Staples) ....................................     8,000         16,000
                                                                         -----------

                                                                           1,566,019
                                                                         -----------
SOUTH AFRICA--0.7%
  De Beers Centenary AG (Industrial & Commercial) .........    12,000        286,255

International Equity Portfolio
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- October 31, 1997 -- (continued)

                                                                            VALUE
                   SECURITY DESCRIPTION                      SHARES       (NOTE 3)
------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
SOUTH AFRICA (CONTINUED)
  Dimension Data Holdings Ltd.+
    (Information Technology) ..............................    45,000    $   187,013
                                                                         -----------
                                                                             473,268
                                                                         -----------
SPAIN--0.9%
  Banco Bilbao Vizcaya SA (Finance)........................       540         14,440
  Banco Popular Espanol SA (Finance).......................       880         51,964
  Banco Santander SA (Finance) ............................     2,897         81,153
  Baron de Ley
    (Consumer Staples) ....................................    12,500        236,303
  Centros Com Pryca
    (Consumer Discretionary) ..............................       800         12,704
  Corporation Bancaria de Espana SA (Finance)..............       540         29,994
  Empresa Nacional de Electricidad SA (Utilities)..........     3,240         61,027
  Gas Natural SDG SA (Utilities) ..........................       640         29,653
  Iberdrola SA (Utilities).................................     3,190         38,156
  Repsol SA (Energy).......................................     1,084         45,455
  Telefonica de Espana SA (Utilities)......................     2,517         68,691
                                                                         -----------
                                                                             669,540
                                                                         -----------
SWEDEN--2.1%
  ABB AB, Class A (Utilities)..............................     3,710         43,342
  ABB AB + (Utilities).....................................       120        156,401
  Astra AB, Class A (Healthcare) ..........................     2,844         45,945
  Astra AB, Class B (Healthcare) ..........................    13,330        206,449
  Atlas Copco AB, Class B (Industrial & Commercial) .......     2,280         67,731
  Electrolux AB, Series B
    (Consumer Discretionary) ..............................     7,520        622,491

  Granges AB+ (Materials)..................................       380          6,215
  Hennes & Mauritz AB, Class B
    (Consumer Discretionary) ..............................     2,850        116,627
  Nordbanken AB (Finance)..................................     1,330         41,729
  Sandvik AB, Class B
    (Industrial & Commercial) .............................     2,240         68,188
  Scania AB, Class A
    (Consumer Discretionary) ..............................     2,133         51,546
  Volvo AB, Class A
    (Consumer Discretionary) ..............................     2,217         57,572
                                                                         -----------
                                                                           1,484,236
                                                                         -----------
SWITZERLAND--5.0%
  Adia SA+
    (Industrial & Commercial) .............................       290         92,162

                                                                            VALUE
                   SECURITY DESCRIPTION                      SHARES       (NOTE 3)
------------------------------------------------------------------------------------
SWITZERLAND (CONTINUED)
  Alusuisse-Lonza Holdings AG (Materials)..................        67    $    60,050
  CS Holding AG+ (Finance).................................     3,310        466,272
  Julius Baer Holdings AG (Finance)........................       339        505,988
  Munters AB
    (Industrial & Commercial) .............................    10,000        101,470
  Nestle SA+
    (Consumer Staples) ....................................       180        253,626
  Novartis AG (Healthcare).................................       290        454,183
  Oerlikon Buhrle Holding AG+ (Multi-industry).............     2,100        268,452
  Roche Holdings AG (Healthcare)...........................        63        553,626
  SGS Societe Generale de Surance Holding SA (Finance).....       100        192,823
  SMH AG
    (Consumer Discretionary) ..............................       730        407,163
  Swiss Bank Corp.+ (Finance) .............................       270         72,598
  TAG Heuer International SA+
    (Consumer Discretionary) ..............................     1,049        119,865
                                                                         -----------
                                                                           3,548,278
                                                                         -----------
THAILAND--0.6%
  Advanced Information Services PCL alien shares
    (Information & Entertainment)                               1,000          5,216
  Industrial Finance Corp. of Thailand alien shares
    (Finance)..............................................   303,200        251,281
  Royal Garden Resort PLC
    alien shares
    (Information & Entertainment)                             500,000        140,159
  Siam City Cement PCL
    alien shares (Materials)...............................     4,700         39,181
                                                                         -----------
                                                                             435,837

                                                                         -----------
UNITED KINGDOM--14.5%
  Abbey National PLC (Finance).............................     5,000         79,525
  Airtours PLC
    (Information & Entertainment)                              13,333        265,078
  Argos PLC
    (Consumer Staples) ....................................     9,000         95,883
  Argyll Group PLC+
    (Consumer Staples) ....................................    14,000         91,194
  ASDA Group PLC
    (Consumer Staples) ....................................    17,000         44,209
  BG PLC (Utilities).......................................     6,000         26,374
  Biocompatibles International PLC (Healthcare)............     3,400         32,515

50

International Equity Portfolio
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- October 31, 1997 -- (continued)

                                                                            VALUE
                   SECURITY DESCRIPTION                      SHARES       (NOTE 3)
------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
UNITED KINGDOM (CONTINUED)
  Bluebird Toys PLC
    (Information & Entertainment)                             125,000    $   224,399
  British Petroleum Co. PLC (Energy).......................     7,000        102,880
  Burton Group PLC
    (Consumer Discretionary) ..............................   116,000        245,220
  Cable & Wireless PLC
    (Information Technology) ..............................    41,667        332,757
  Cadbury Schweppes PLC
    (Consumer Staples) ....................................    11,000        110,732
  Caradon PLC (Materials)..................................    10,800         34,427
  Centrica PLC+ (Utilities)................................     6,000          8,431
  Compass Group PLC
    (Industrial & Commercial) .............................     3,000         31,710
  Cookson Group PLC (Multi-industry).......................    58,400        235,154
  Eidos
    (Information Technology) ..............................    15,000        173,647
  Electrocomponents PLC
    (Information Technology) ..............................     6,000         46,809
  General Electric Co. PLC (Industrial & Commercial) ......    38,000        242,745
  GKN PLC
    (Consumer Discretionary) ..............................     1,000         22,432

  Glaxo Wellcome PLC (Healthcare)..........................    26,333        564,623
  Grand Metropolitan PLC
    (Information & Entertainment)                              21,000        189,552
  Guinness PLC (Consumer Staples)..........................    18,000        160,963
  Hanson PLC
    (Industrial & Commercial) .............................    22,125        113,217
  Imperial Chemical Industries PLC
    (Materials)............................................    20,100        296,761
  Inchcape PLC (Multi-industry) ...........................    66,000        241,395
  Kingfisher PLC
    (Consumer Staples) ....................................    19,000        273,507
  Ladbroke Group PLC
    (Information & Entertainment)                              11,000         49,276
  Laporte PLC (Materials)..................................    20,000        220,792
  Legal & General PLC (Finance)............................    36,667        304,515
  Lonrho PLC (Multi-industry) .............................    38,000         62,479
  LucasVarity PLC
    (Consumer Discretionary) ..............................    60,000        205,860
  Medeva PLC (Healthcare)..................................    33,700        117,038
  Morgan Stanley Emerging Market Fund, Inc.
    (Investment Companies) ................................     3,600         48,375

                                                                            VALUE
                   SECURITY DESCRIPTION                      SHARES       (NOTE 3)
------------------------------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
  National Westminster Bank PLC (Finance)..................    52,000    $   747,673
  Orange PLC+
    (Information & Entertainment)                             114,000        435,603
  Pearson PLC
    (Information & Entertainment)                              34,000        444,940
  Pilkington PLC
    (Consumer Staples) ....................................    85,900        216,178
  Randgold Resources Ltd. GDR (Materials)..................    10,000         95,000
  Rank Group PLC
    (Information & Entertainment)                              12,000         67,043
  Reed International PLC
    (Information & Entertainment)                              30,000        296,710
  Rio Tinto PLC (Materials)................................     8,000        103,081
  Rolls Royce PLC
    (Industrial & Commercial) .............................    41,400        148,642
  Sainsbury (J.) PLC+
    (Consumer Staples) ....................................    35,000        292,138
  Shell Transport & Trading Co. PLC (Energy)...............    44,000        312,078
  Smith (David S) Holdings PLC (Materials).................     5,000         19,126
  Smith (W.H.) Group PLC
    (Consumer Discretionary) ..............................    45,000        285,242
  Smithkline Beecham PLC (Healthcare)......................    42,800        405,714
  T & N PLC
    (Consumer Discretionary) ..............................     7,000         29,551
  Tanjong PLC
    (Information & Entertainment)                              14,000         24,779

  Tarmac PLC (Materials)...................................   133,333        261,729
  Tesco PLC (Consumer Staples) ............................    12,000         96,085
  Thistle Hotels PLC
    (Information & Entertainment)..........................    58,300        148,676
  Tomkins PLC (Consumer Staples)...........................    33,000        169,419
  United News & Media PLC (Information & Entertainment)....    13,000        163,581
  Vickers PLC (Multi-industry).............................    43,000        164,847
  Williams Holdings PLC
    (Industrial & Commercial) .............................    28,724        172,526
                                                                         -----------
                                                                          10,394,835
                                                                         -----------
VENEZUELA--0.0%
  Compania Anon Nacional Tele de Venezuela ADR
    (Utilities)............................................       230         10,063
                                                                         -----------
TOTAL COMMON STOCK
  (cost $66,167,044).......................................               63,257,171
                                                                         -----------

International Equity Portfolio
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- October 31, 1997 -- (continued)

                                                     SHARES/WARRANTS/
                                                     PRINCIPAL
                                                     AMOUNT
                                                       (IN         VALUE
                SECURITY DESCRIPTION                 THOUSANDS)  (NOTE 3)
---------------------------------------------------------------------------
PREFERRED STOCK--0.6%
AUSTRALIA--0.0%
  News Corp., Ltd.
    (Information & Entertainment) ...................   2,116   $     9,390
  Sydney Harbour Casualty (Finance)..................  12,600        12,848
                                                                -----------
                                                                     22,238
                                                                -----------
GERMANY--0.1%
  Fresenius AG (Healthcare)..........................     100        16,882
  Hornbach Holding AG
    (Consumer Discretionary) ........................     250        16,823

  SAP AG
    (Information Technology) ........................      90        26,810
                                                                -----------
                                                                     60,515
                                                                -----------
ITALY--0.3%
Istituto Finanziario (Finance) ......................  18,600       234,560
                                                                -----------
UNITED KINGDOM--0.2%
  Simba Fund Ltd.
    (Investment Companies)...........................  14,000       136,500
                                                                -----------
TOTAL PREFERRED STOCK
  (cost $462,453)....................................               453,813
                                                                -----------
OPTIONS--0.0%+
SINGAPORE--0.0%
  DBS 50 Index, Jan 1998/403 Call(1).................      83             0
  DBS 50 Index, Jan 1998/404 Call(1).................      23             0
  DBS 50 Index, Jan 1998/407 Call(1).................      80             0
  DBS 50 Index, Jan 1998/407 Call(1).................      79             0
                                                                -----------
TOTAL OPTIONS (cost $11,500).........................                     0
                                                                -----------
WARRANTS--0.0%+
FRANCE--0.0%
  Compagnie Generale des Eaux
    5/02/01
    (Industrial & Commercial)........................   1,760           930
  Rhone-Poulenc Ltd. 11/05/01
    (Healthcare).....................................   2,026         6,410
                                                                -----------
TOTAL WARRANTS (cost $338)...........................                 7,340
                                                                -----------
CONVERTIBLE BONDS--0.3%
CHINA--0.2%
  Qingling Motors Co., Ltd.
    3.50% 2002....................................... $   156       156,780
                                                                -----------
THAILAND--0.1%
  Bangkok Bank PCL alien shares 3.25% 2004...........      37        19,795
                                                                -----------
TOTAL CONVERTIBLE BONDS
  (cost $193,481)....................................               176,575
                                                                -----------
TOTAL INVESTMENT SECURITIES
  (cost $66,834,816).................................            63,894,899
                                                                -----------


                                                     PRINCIPAL
                                                     AMOUNT
                                                       (IN         VALUE

                SECURITY DESCRIPTION                 THOUSANDS)  (NOTE 3)
---------------------------------------------------------------------------
SHORT-TERM SECURITIES--1.2%
Cayman Island Time Deposit with State Street Bank and
  Trust Co. 3.00% due 11/03/97 (cost $835,000)....... $   835   $   835,000
                                                                -----------
REPURCHASE AGREEMENTS--9.3%
  Agreement with State Street Bank and Trust Co.,
    bearing 5.00%, dated 10/31/97 to be repurchased
    11/03/97 in the amount of $5,256,189
    collateralized by $5,310,000 U.S. Treasury Note
    6.375%, due 4/30/99 approximate aggregate value
    $5,366,419
    (cost $5,254,000)................................   5,254     5,254,000
  Agreement with State Street Bank and Trust Co.,
    bearing 5.55%, dated 10/31/97 to be repurchased
    11/03/97 in the amount of $1,425,659
    collateralized by $1,225,000 U.S. Treasury Note
    7.625%, due 2/15/25 approximate aggregate value
    $1,466,736
    (cost $1,425,000)................................   1,425     1,425,000
                                                                -----------
TOTAL REPURCHASE AGREEMENTS
  (cost $6,679,000)..................................             6,679,000
                                                                -----------
TOTAL INVESTMENTS--
  (cost $74,348,816).................................   99.9%    71,408,899
  Other assets less liabilities--....................     0.1        71,497
                                                     -------    -----------
  NET ASSETS--                                         100.0%   $71,480,396
                                                     -------    -----------
                                                     -------    -----------

------------------

+ Non-income producing security
* Resale restricted to qualified institutional buyers
ADR ('American Depositary Receipt')
EDR ('European Depositary Receipt')
GDR ('Global Depositary Receipt')
(1) Fair valued security, see Note 3

See Notes to Financial Statements

52
NOTES TO FINANCIAL STATEMENTS -- October 31, 1997


Note 1. Organization

Style Select Series, Inc. (the 'Fund') is an open-end diversified management investment company organized as a Maryland corporation on July 3, 1996. The Fund is managed by SunAmerica Asset Management Corp. ('SunAmerica'), an indirect wholly-owned subsidiary of SunAmerica Inc. The Fund currently offers eight separate investment portfolios (each, a 'Portfolio'). The assets of each Portfolio are normally allocated among at least three investment advisers (each, an 'Adviser'), each of which will be independently responsible for advising its respective portion of the Portfolio's assets. The investment objectives for each of the Portfolios are as follows:

Large-Cap Growth Portfolio seeks long-term growth of capital by investing generally in equity securities of large-sized companies.

Mid-Cap Growth Portfolio seeks long-term growth of capital by investing primarily in equity securities which have a market capitalization of $1 billion to $5 billion.

Aggressive Growth Portfolio seeks long-term growth of capital by investing primarily in equity securities which have a market capitalization of less than $1 billion.

Large-Cap Blend Portfolio seeks long-term growth of capital and a reasonable level of current income by investing generally in equity securities of large-sized companies.

Large-Cap Value Portfolio seeks long-term growth of capital by investing in equity securities of large-sized companies using a 'value' style of investing.

Value Portfolio seeks long-term growth of capital by investing primarily in equity securities using a 'value' style of investing.

Small-Cap Value Portfolio seeks long-term growth of capital by investing in equity securities of small-sized companies using a 'value' style of investing.

International Equity Portfolio seeks long-term growth of capital by investing in equity securities of issuers in countries other than the United States.

Each Portfolio currently offers three classes of shares. Class A shares are offered at net asset value per share plus an initial sales charge. Class B shares are offered without an initial sales charge, although a declining contingent sales charge may be imposed on redemptions made within six years of purchase. Any purchases of Class A shares in excess of $1,000,000 will be subject to a contingent deferred sales charge on redemptions made within one year of purchase. Class B shares of each Portfolio will convert automatically to Class A shares on the first business day of the month after seven years from the issuance of such Class B shares and at such time will be subject to the lower distribution fee applicable to Class A shares. Class C shares are offered at net asset value, although they may be subject to a contingent deferred sales charge on redemptions made within one year of purchase. Each class of shares bears the same voting, dividend, liquidation and other rights and conditions and each makes distribution and account maintenance and service fee payments under the distribution plans pursuant to Rule 12b-1 under the Investment Company Act of

1940 (the '1940 Act'), except that Class B shares and Class C shares are subject to higher distribution fee rates.

Note 2. Reorganization

On September 29, 1997, International Equity Portfolio acquired all of the assets and liabilities of SunAmerica Global Balanced Fund ('Global Balanced Fund'), a regulated investment company registered under the 1940 Act. The agreement was adopted as a tax-free reorganization of Global Balanced Fund. In exchange for all of the assets of Global Balanced Fund, International Equity Portfolio issued 495,830 Class A shares and 1,063,431 Class B shares at net asset values of $13.50 and $13.42, respectively, to Class A shareholders and Class B

                                                                              53
NOTES TO FINANCIAL STATEMENTS -- October 31, 1997 -- (continued) shareholders of Global Balanced Fund. As of the close of business on September 29, 1997, the total net assets of Global Balanced were $20,964,949 (including $1,218,731 of unrealized appreciation on investments and $1,619 of unrealized depreciation of foreign currency). The net assets of International Equity Portfolio were $56,392,003 on September 29, 1997.

Note 3. Significant Accounting Policies

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements:

SECURITY VALUATIONS: Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Adviser to be over-the-counter, are valued at the quoted bid price provided by principal market makers. Securities listed on the New York Stock Exchange ('NYSE') or other national securities exchanges, are valued on the basis of the last sale price on the exchange on which they are primarily traded. If there is no sale on that day, then securities are valued at the closing bid price on the NYSE or other primary exchange for that day. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price is used. Securities that are traded on foreign exchanges are ordinarily valued at the last quoted sales price available before the time when the assets are valued. If a security's price is available from more than one foreign exchange, a Portfolio uses the exchange that is the primary market for the security. Values of portfolio securities primarily traded on foreign exchanges are already translated into U.S. dollars when received from a quotation service. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. The Portfolios may make use of a pricing service in the determination of their net asset values. Securities for which market quotations are not readily available and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Directors. Short-term investments which mature in less than 60 days are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

REPURCHASE AGREEMENTS: The Portfolios, along with other affiliated registered investment companies, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Portfolios' custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Pursuant to exemptive relief granted by the Securities and Exchange Commission, the Portfolios are permitted to participate in joint repurchase agreement transactions with other affiliated mutual funds.

As of October 31, 1997, the Aggressive Growth Portfolio and the Large-Cap Blend Portfolio had a 2.9% and 0.3% undivided interest, respectively, which represented $2,661,000 and $273,000, respectively, in principal

54
NOTES TO FINANCIAL STATEMENTS -- October 31, 1997 -- (continued) amount in a joint repurchase agreement with PaineWebber, Inc. As of such date, the repurchase agreement in the joint account and the collateral therefore were as follows:

PaineWebber, Inc. Repurchase Agreement, 5.60% dated 10/31/97, in the principal amount of $91,372,000 repurchase price $91,414,640 due 11/03/97, collateralized by $93,235,000 U.S. Treasury Notes 5.625% due 10/31/99, approximate aggregate value $93,249,918.

As of October 31, 1997, the Large Cap Value Portfolio had a 0.2% undivided interest which represented $130,000 in principal amount in a joint repurchase agreement with PaineWebber, Inc. As of such date, the repurchase agreement in the joint account and the collateral therefore were as follows:

PaineWebber, Inc. Repurchase Agreement 5.67% dated 10/31/97, in the principal amount of $65,665,000 repurchase price $65,696,027 due 11/03/97 collateralized by $15,710,000 U.S. Treasury Notes 5.625% due 1/31/98 and $50,000,000 U.S.
Treasury Note 5.375% due 5/31/98, approximate aggregate value $67,016,362.

SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Securities transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis;

dividend income is recorded on the ex-dividend date. Portfolios investing in foreign securities may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Portfolios accrue such taxes when the related income is earned. The Portfolios amortize premiums and accrue discounts including original issue discounts as required for federal income tax purposes.

Net investment income, other than class specific expenses and realized and unrealized gains and losses, is allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

Expenses common to all Portfolios, not directly related to individual Portfolios, are allocated among the Portfolios based upon their relative net asset value or other appropriate methods.

Dividends from net investment income and capital gain distributions, if any, are paid annually. The Portfolios record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These 'book/tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income/loss, net realized gain/loss, and net assets were not affected.

For the period ended October 31, 1997, the following reclassifications arising from book/tax differences were primarily the result of reclassifications due to net operating losses.

                                                                              ACCUMULATED      ACCUMULATED
                                                                             UNDISTRIBUTED    UNDISTRIBUTED       PAID
                                                                             NET REALIZED     NET INVESTMENT       IN
                                                                               GAIN/LOSS       INCOME/LOSS       CAPITAL
                                                                             -------------    --------------    ---------
Large-Cap Growth Portfolio................................................     $        --       $  4,215       $  (4,215)
Mid-Cap Growth Portfolio..................................................        (351,091)       595,049        (243,958)
Aggressive Growth Portfolio...............................................        (567,414)       597,185         (29,771)
Large-Cap Blend Portfolio.................................................            (191)         4,493          (4,302)
Large-Cap Value Portfolio.................................................              --          4,327          (4,327)
Value Portfolio...........................................................        (220,800)       248,523         (27,723)
Small-Cap Value Portfolio.................................................              --          4,933          (4,933)
International Equity Portfolio............................................        (209,293)       233,038         (23,745)

                                                                              55
NOTES TO FINANCIAL STATEMENTS -- October 31, 1997 -- (continued)

FOREIGN CURRENCY TRANSACTION: The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities include foreign exchange gains and losses from currency gains or losses between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on a Portfolio's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to other assets and liabilities arising as a result of changes in the exchange rate.

FORWARD FOREIGN CURRENCY CONTRACTS: Certain portfolios may enter into forward foreign currency contracts ('forward contracts') to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates or to enhance return. A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily using the forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. On settlement date, the Portfolio records realized foreign exchange gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward contracts involve elements of risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Trust bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract.

OPTIONS: The premium paid by a Portfolio for the purchase of a call or a put option is included in the Portfolio's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current market value of the option. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date, or if the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost basis of the security which the Portfolio purchased upon exercise of the option.

ORGANIZATIONAL EXPENSES: Costs incurred by SAAMCo in connection with the organization of each Portfolio are being amortized on a straight line basis by the Portfolios over a period not to exceed 60 months from the date the Portfolios commenced operations.

56
NOTES TO FINANCIAL STATEMENTS -- October 31, 1997 -- (continued)

Note 4. Investment Advisory and Management Agreement, Distribution Agreement and Service Agreement

The Fund, on behalf of each Portfolio, has entered into an Investment Advisory and Management Agreement (the 'Agreement') with SunAmerica. Under the Agreement, SunAmerica provides continuous supervision of the respective Portfolios and administers their corporate affairs, subject to general review by the Board of Directors (the 'Directors'). In connection therewith, SunAmerica furnishes the Fund with office facilities, maintains certain of the Fund's books and records, and pays for the salaries and expenses of all personnel, including officers of the Fund who are employees of SunAmerica and its affiliates. The annual rate of the investment advisory and management fee payable by each Portfolio to SunAmerica as full compensation for services and facilities furnished to the Fund is as follows: 1.00% of the average daily net assets of the Large-Cap Growth, Mid-Cap Growth, Aggressive Growth, Large-Cap Blend, Large-Cap Value, Value and Small-Cap Value Portfolios, respectively, and 1.10% of the average daily net assets of the International Equity Portfolio.

The organizations described below act as Advisers to the Fund pursuant to Subadvisory Agreements with SunAmerica. Under the Subadvisory Agreements, the Advisers manage the investment and reinvestment of the assets of the respective Portfolios for which they are responsible. Each of the following Advisers is independent of SunAmerica (with the exception of the Aggressive Growth and Large-Cap Blend Portfolios, for which SunAmerica acts as an Adviser) and discharges its responsibilities subject to the policies of the Directors and the oversight and supervision of SunAmerica, which pays the Advisers' fees. The Advisers for the Large-Cap Growth Portfolio are Janus Capital Corporation; L. Roy Papp & Associates; and Montag & Caldwell, Inc. The Advisers for the Mid-Cap Growth Portfolio are Miller Anderson & Sherrerd, LLP; Pilgrim Baxter & Associates, Ltd.; and T. Rowe Price Associates, Inc. The Advisers for the Aggressive Growth Portfolio are Janus Capital Corporation; SunAmerica; and Warburg, Pincus Asset Management, Inc. The Advisers for the Large-Cap Blend Portfolio are Lazard Asset Management; SunAmerica; and T. Rowe Price Associates, Inc. The Advisers for the Large-Cap Value Portfolio are David L. Babson & Co., Inc.; Davis Selected Advisers, L.P; and Wellington Management. The Advisers for the Value Portfolio are Davis Selected Advisers, L.P.; Neuberger & Berman, LLC.;

and Strong Capital Management, Inc. The Advisers for the Small-Cap Value are Berger Associates, Inc.; Lazard Asset Management; and The Glenmede Trust Company. The Advisers for the International Equity Portfolio are Rowe Price-Fleming International, Inc.; Strong Capital Management, Inc.; and Warburg, Pincus Counsellors, Inc. Each Adviser is paid monthly by SunAmerica a fee equal to a percentage of the average daily net assets of the Portfolio allocated to the Adviser. Through October 31, 1997, SunAmerica paid the Advisers for each Portfolio the following, expressed as an annual percentage of the average daily net assets of each Portfolio: Large-Cap Growth Portfolio, .48%; Mid-Cap Growth Portfolio, .50%; Aggressive Growth Portfolio, .37%; Large-Cap Blend Portfolio,
 .32%; Large-Cap Value Portfolio, .41%; Value Portfolio, .50%; Small-Cap Value Portfolio, .55% and International Equity Portfolio, .65%.

SunAmerica has voluntarily agreed to waive fees or reimburse expenses, if necessary, to keep annual operating expenses at or below the following percentages of each Portfolio's average net assets: Large-Cap Growth Portfolio, Mid-Cap Growth Portfolio, Aggressive Growth Portfolio, Large-Cap Blend Portfolio, Large-Cap Value Portfolio, Value Portfolio and Small-Cap Value Portfolio 1.78% for Class A shares and 2.43% for Class B shares and Class C shares, respectively. International Equity Portfolio 2.03% for Class A shares and 2.68% for Class B and Class C shares. Prior to June 17, 1997, SunAmerica voluntarily agreed to waive fees or reimburse expenses, if necessary, to keep annual operating expenses at or below an annual rate of 1.90% of the average daily net assets of Class A and 2.55% of the average daily net assets of Class B and Class C shares for the Mid-Cap Growth Portfolio, Aggressive Growth Portfolio and Value Portfolio, and 2.15% of the average daily net assets of Class A shares and 2.80% of the average daily net asets of Class B and Class C shares for the International Equity Portfolio. SunAmerica also may voluntarily waive or reimburse additional amounts to increase the investment return to a Portfolio's investors. Further, any waivers or reimbursements made by SunAmerica with respect to a Portfolio are subject to recoupment from that Portfolio within the following two

                                                                              57
NOTES TO FINANCIAL STATEMENTS -- October 31, 1997 -- (continued) years, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations.

At October 31, 1997, expenses previously waived or reimbursed by SAAMCO that are subject to recoupment are as follows:

                                 MANAGEMENT    OTHER
                                    FEES      EXPENSES
                                 REIMBURSED  REIMBURSED
                                 ----------  ----------
Large-Cap Growth A.............   $  6,709          --
Large-Cap Growth B.............        102    $    163
Large-Cap Growth C.............         35         158
Mid-Cap Growth A...............     71,761          --
Mid-Cap Growth B...............     55,863      13,191

Mid-Cap Growth C...............      5,072       9,168
Aggressive Growth A............     78,040          --
Aggressive Growth B............     53,505      12,588
Aggressive Growth C............      4,955       9,084
Large-Cap Blend A..............      6,679          --
Large-Cap Blend B..............        139         163
Large-Cap Blend C..............         36         158

                                 MANAGEMENT    OTHER
                                    FEES      EXPENSES
                                 REIMBURSED  REIMBURSED
                                 ----------  ----------

Large-Cap Value A..............   $  6,656          --
Large-Cap Value B..............        163    $    163
Large-Cap Value C..............         35         158
Value A........................     95,010          --
Value B........................     86,174      18,541
Value C........................      7,801       9,906
Small-Cap Value A..............      6,269          --
Small-Cap Value B..............        516         153
Small-Cap Value C..............        106         156
International Equity A.........     80,880          --
International Equity B.........     60,595      13,024
International Equity C.........      6,498       8,825

The Fund, on behalf of each Portfolio, has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. ('SACS' or the 'Distributor'), an indirect wholly-owned subsidiary of SunAmerica Inc. Each Portfolio has adopted a Distribution Plan (the 'Plan') in accordance with the provisions of Rule 12b-1 under the Act. Rule 12b-1 under the Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ('distribution expenses') in accordance with a plan adopted by the investment company's Board of Directors. Pursuant to such rule, the Directors and the shareholders of each class of shares of each Portfolio have adopted Distribution Plans hereinafter referred to as the 'Class A Plan,' the 'Class B Plan' and the 'Class C Plan.' In adopting the Class A Plan, the Class B Plan and the Class C Plan, the Directors determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

Under the Class A Plan, the Distributor receives payments from a Portfolio at an annual rate of up to 0.10% of average daily net assets of such Portfolio's Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. Under the Class B and Class C Plans, the Distributor may receive payments from a Portfolio at the annual rate of up to 0.75% of the average daily net assets of such Portfolio's Class B and Class C shares, respectively, to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing each such class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Portfolio shares, commissions, and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class A Plan, Class B Plan or Class C Plan may exceed the Distributor's distribution costs as described above. The Distribution Plans also provide that each class of shares of each Portfolio may also pay the Distributor an account maintenance and service fee up to an annual rate of 0.25% of the average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. Accordingly, through October 31, 1997, SACS received fees (see Statement of Operations) based upon the aforementioned rates.

58
NOTES TO FINANCIAL STATEMENTS -- October 31, 1997 -- (continued)

SACS receives sales charges on each Portfolio's Class A shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Portfolio's Class B and Class C shares. SACS has advised the Portfolios that for the period ended October 31, 1997, the proceeds received from Class A sales (and paid out to affiliated and non-affiliated broker-dealers), Class B and Class C redemptions are as follows:

                                                                                   CLASS B
                                                     CLASS A                     -----------     CLASS C
                                    ------------------------------------------   CONTINGENT   -------------
                                                  AFFILIATED    NON-AFFILIATED    DEFERRED     CONTINGENT
                                      SALES        BROKER-         BROKER-          SALES       DEFERRED
                                     CHARGES       DEALERS         DEALERS         CHARGES    SALES CHARGES
                                    ----------    ----------    --------------   -----------  -------------
Large-Cap Growth Portfolio.......   $   15,599     $   2,885       $ 10,059       $      --     $      --
Mid-Cap Growth Portfolio.........      802,237       257,754        440,666          25,643           268
Aggressive Growth Portfolio......    1,394,623       545,170        668,387          26,249           937
Large-Cap Blend Portfolio........       22,528         9,732          9,440              --            --
Large-Cap Value Portfolio........       38,564         6,352         25,006              --            --
Value Portfolio..................    1,925,092       715,034        949,290          30,795           945
Small-Cap Value Portfolio........       59,419        18,399         32,100              --            --
International Equity Portfolio...      699,157       225,890        383,626          18,872           426

The Fund, on behalf of each Portfolio, has entered into a Service Agreement with SunAmerica Fund Services, Inc. ('SAFS'), an indirect wholly-owned subsidiary of SunAmerica Inc. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Portfolios' transfer agent in connection with the services that it offers to the shareholders of the Portfolios. The Service Agreement, which permits the Portfolios to compensate SAFS for services rendered based upon an annual rate of 0.22% of average daily net assets, is approved annually by the Directors. For the period ended October 31, 1997, the Portfolios incurred the following expenses, which are included in transfer agent fees in the Statement of Operations, to compensate SAFS pursuant to the terms of the Service Agreement.

                                                                                   PAYABLE
                                               EXPENSE                        OCTOBER 31, 1997
                                    -----------------------------       -----------------------------
                                    CLASS A    CLASS B    CLASS C       CLASS A    CLASS B    CLASS C
                                    -------    -------    -------       -------    -------    -------
Large-Cap Growth Portfolio.......   $ 2,503    $    38    $    13       $ 2,503    $    38    $    13
Mid-Cap Growth Portfolio.........    46,320     36,275      3,253         3,822      6,805        895
Aggressive Growth Portfolio......    66,865     46,155      4,252         7,311      9,373      1,113
Large-Cap Blend Portfolio........     2,514         53         14         2,514         53         14
Large-Cap Value Portfolio........     2,506         62         13         2,506         62         13
Value Portfolio..................    73,489     67,984      6,227         9,217     14,451      1,665
Small-Cap Value Portfolio........     2,419        198         40         2,419        198         40
International Equity Portfolio...    48,437     35,815      3,883         4,983      8,495        897

Note 5. Purchases and Sales of Investment Securities

The aggregate cost of purchase and proceeds from sales and maturities of investments (excluding U.S. Government securities and short-term investments) through October 31, 1997 were as follows:

                          LARGE-CAP       MID-CAP        AGGRESSIVE      LARGE-CAP
                           GROWTH          GROWTH          GROWTH          BLEND
                          PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
                         -----------    ------------    ------------    -----------
Aggregate purchases...   $25,441,617    $ 82,570,008    $138,188,608    $24,729,190
                         -----------    ------------    ------------    -----------
                         -----------    ------------    ------------    -----------
Aggregate sales.......   $   193,228    $ 33,441,496    $ 68,985,566    $   404,332
                         -----------    ------------    ------------    -----------
                         -----------    ------------    ------------    -----------

                                                                              59
NOTES TO FINANCIAL STATEMENTS -- October 31, 1997 -- (continued)

                          LARGE-CAP                      SMALL-CAP      INTERNATIONAL

                            VALUE          VALUE           VALUE          EQUITY
                          PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
                         -----------    ------------    ------------    -----------
Aggregate purchases...   $24,049,833    $138,953,561    $ 20,506,477    $79,766,373
                         -----------    ------------    ------------    -----------
                         -----------    ------------    ------------    -----------
Aggregate sales.......   $        --    $ 29,039,505    $         --    $24,762,382
                         -----------    ------------    ------------    -----------
                         -----------    ------------    ------------    -----------

Note 6. Transactions with Affiliates

The following Portfolios incurred brokerage commissions with an affiliated broker:

                                                                                                            ROWE-PRICE FLEMING
                                                                        NEUBERGER &     WARBURG, PINCUS       INTERNATIONAL,
                                                                        BERMAN LLC     COUNSELLORS, INC.           INC.
                                                                        -----------    -----------------    ------------------
Value Portfolio......................................................     $47,675           $    --              $     --
International Equity Portfolio.......................................          --            29,176                32,083

Note 7. Federal Income Taxes

The Portfolios intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of their taxable income, including any net realized gain on investments, to their shareholders. Therefore, no federal tax provision is required.

The amounts of aggregate unrealized gain (loss) and the cost of investment securities, including short-term securities, for federal income tax purposes were as follows:

                            LARGE-CAP       MID-CAP       AGGRESSIVE      LARGE-CAP
                             GROWTH          GROWTH         GROWTH          BLEND
                            PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO
                           -----------    ------------    -----------    -----------
Cost....................   $25,668,948    $ 51,758,783    $80,701,326    $25,703,119
                           -----------    ------------    -----------    -----------
                           -----------    ------------    -----------    -----------
Appreciation............   $   340,711    $  8,133,111    $15,848,328    $   155,425
Depreciation............    (1,635,303)     (1,481,383)    (2,352,042)    (1,232,097)
                           -----------    ------------    -----------    -----------
Net unrealized
  appreciation

  (depreciation)........   $(1,294,592)   $  6,651,728    $13,496,286    $(1,076,672)
                           -----------    ------------    -----------    -----------
                           -----------    ------------    -----------    -----------

                            LARGE-CAP                      SMALL-CAP     INTERNATIONAL
                              VALUE          VALUE           VALUE         EQUITY
                            PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO
                           -----------    ------------    -----------    -----------
Cost....................   $25,430,318    $126,615,682    $25,580,088    $74,567,051
                           -----------    ------------    -----------    -----------
                           -----------    ------------    -----------    -----------
Appreciation............   $    88,336    $ 14,096,438    $   155,011    $ 4,195,553
Depreciation............    (1,424,132)     (3,418,677)      (923,013)    (7,353,705)
                           -----------    ------------    -----------    -----------
Net unrealized
  appreciation
  (depreciation)........   $(1,335,796)   $ 10,677,761    $  (768,002)   $(3,158,152)
                           -----------    ------------    -----------    -----------
                           -----------    ------------    -----------    -----------

At October 31, 1997, Large-Cap Growth and Large-Cap Blend had capital loss carryforwards of $159,379 and $13,688, respectively, which are available to the extent provided in the regulations and which will expire 2005.

60
NOTES TO FINANCIAL STATEMENTS -- October 31, 1997 -- (continued)

Note 8. Open Forward Currency Contracts

At October 31, 1997, the International Equity Portfolio held forward foreign currency exchange contracts ('forward contracts') in order to hedge against changes in future foreign exchange rates and enhance return. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contracts. International Equity Portfolio held the following forward currency contracts at October 31, 1997.

                                                 GROSS
   CONTRACT             IN         DELIVERY   UNREALIZED
  TO DELIVER       EXCHANGE FOR      DATE     APPRECIATION
---------------   --------------   --------   -----------
 JPY  359,766,450 USD   3,106,791  11/28/97     $ 105,458
*JPY   25,102,350 USD     216,773  11/28/97         7,358
*JPY   19,161,200 USD     165,468  11/28/97         5,617

*USD     566,866  FRF    3,300,000 12/12/97         6,170
                                              -----------
                                                  124,603
                                              -----------


                                                 GROSS
   CONTRACT             IN         DELIVERY   UNREALIZED
  TO DELIVER       EXCHANGE FOR      DATE     DEPRECIATION
---------------   --------------   --------   -----------
 JPY  161,114,900 USD   1,340,000  11/28/97     $  (4,093)
*USD     210,000  JPY    25,102,350 11/28/97         (585)
*USD     160,000  JPY    19,161,200 11/28/97         (149)
*FRF    3,300,000 USD     538,503  12/12/97       (34,533)
                                              -----------
                                                  (39,360)
                                              -----------
Net Appreciation...........................     $  85,243
                                              -----------
                                              -----------

* Represents open forward foreign currency contracts and offsetting open forward foreign currency contracts that do not have additional market risk but have continued counterparty settlement risk.

FRF   --French Franc
JPY   --Japanese Yen
USD   --United States Dollar

Note 9. Capital Share Transactions


At October 31, 1997, SunAmerica Inc. owned shares in each class as follows:

                                                                  SHARES                           PERCENTAGE OF NET ASSETS
                                                   ------------------------------------       --------------------------------
                                                   CLASS A        CLASS B       CLASS C       CLASS A       CLASS B    CLASS C
                                                   -------        -------       -------       -------       -------    -------
Large-Cap Growth Portfolio                        1,946,082        8,000         8,000         93.46%         .38%        .38%
Mid-Cap Growth Portfolio                              1,000        1,000           838           .02          .02         .02
Aggressive Growth Portfolio                           1,000        1,000           747           .02          .02         .01
Large-Cap Blend Portfolio                         1,919,330        8,000         8,000         93.18          .39         .39
Large-Cap Value Portfolio                         1,859,065        8,000         8,000         89.13          .38         .38
Value Portfolio                                       1,000        1,000           737           .01          .01         .01
Small-Cap Value Portfolio                         1,601,147        8,000         8,000         77.80          .39         .39
International Equity Portfolio                      282,513        1,000           794          4.92          .02         .01

                                                                              61
NOTES TO FINANCIAL STATEMENTS -- October 31, 1997 -- (continued)

    Transactions in shares of each class of each series were as follows:

                                                    LARGE-CAP GROWTH PORTFOLIO
                          -------------------------------------------------------------------------------
                                   CLASS A                     CLASS B                    CLASS C
                          -------------------------    ------------------------    ----------------------
                               FOR THE PERIOD               FOR THE PERIOD             FOR THE PERIOD
                              OCTOBER 15, 1997*            OCTOBER 15, 1997           OCTOBER 15, 1997
                                   THROUGH                     THROUGH                    THROUGH
                              OCTOBER 31, 1997             OCTOBER 31, 1997           OCTOBER 31, 1997
                          -------------------------    ------------------------    ----------------------
                            SHARES        AMOUNT        SHARES        AMOUNT        SHARES       AMOUNT
                          ----------    -----------    ---------    -----------    --------    ----------
Shares sold............    2,056,806    $25,693,489       65,591    $   793,598      14,084    $  172,781
Reinvested dividends...           --             --           --             --          --            --
Shares redeemed........      (53,919)      (661,012)          --             --          --            --
                          ----------    -----------    ---------    -----------    --------    ----------
Net increase...........    2,002,887    $25,032,477       65,591    $   793,598      14,084    $  172,781
                          ----------    -----------    ---------    -----------    --------    ----------
                          ----------    -----------    ---------    -----------    --------    ----------


                                                     MID-CAP GROWTH PORTFOLIO
                          -------------------------------------------------------------------------------
                                   CLASS A                     CLASS B                    CLASS C
                          -------------------------    ------------------------    ----------------------
                               FOR THE PERIOD               FOR THE PERIOD             FOR THE PERIOD
                             NOVEMBER 19, 1996*           NOVEMBER 19, 1996            MARCH 6, 1997
                                   THROUGH                     THROUGH                    THROUGH
                              OCTOBER 31, 1997             OCTOBER 31, 1997           OCTOBER 31, 1997
                          -------------------------    ------------------------    ----------------------
                            SHARES        AMOUNT        SHARES        AMOUNT        SHARES       AMOUNT
                          ----------    -----------    ---------    -----------    --------    ----------
Shares sold............    3,264,892    $40,663,001    2,969,116    $37,170,139     458,934    $5,975,048
Reinvested dividends...           --             --           --             --          --            --
Shares redeemed........   (1,923,538)   (25,255,844)    (348,034)    (4,559,436)   (115,441)   (1,596,837)
                          ----------    -----------    ---------    -----------    --------    ----------
Net increase...........    1,341,354    $15,407,157    2,621,082    $32,610,703     343,493    $4,378,211
                          ----------    -----------    ---------    -----------    --------    ----------
                          ----------    -----------    ---------    -----------    --------    ----------

                                                    AGGRESSIVE GROWTH PORTFOLIO
                          -------------------------------------------------------------------------------

                                   CLASS A                     CLASS B                    CLASS C
                          -------------------------    ------------------------    ----------------------
                               FOR THE PERIOD               FOR THE PERIOD             FOR THE PERIOD
                             NOVEMBER 19, 1996*           NOVEMBER 19, 1996            MARCH 6, 1997
                                   THROUGH                     THROUGH                    THROUGH
                              OCTOBER 31, 1997             OCTOBER 31, 1997           OCTOBER 31, 1997
                          -------------------------    ------------------------    ----------------------
                            SHARES        AMOUNT        SHARES        AMOUNT        SHARES       AMOUNT
                          ----------    -----------    ---------    -----------    --------    ----------
Shares sold............    3,856,767    $52,508,769    3,420,491    $48,609,878     411,297    $5,980,151
Reinvested dividends...           --             --           --             --          --            --
Shares redeemed........   (1,433,429)   (22,546,557)    (345,988)    (5,157,472)    (35,505)     (512,718)
                          ----------    -----------    ---------    -----------    --------    ----------
Net increase...........    2,423,338    $29,962,212    3,074,503    $43,452,406     375,792    $5,467,433
                          ----------    -----------    ---------    -----------    --------    ----------
                          ----------    -----------    ---------    -----------    --------    ----------

                                                     LARGE-CAP BLEND PORTFOLIO
                          -------------------------------------------------------------------------------
                                   CLASS A                     CLASS B                    CLASS C
                          -------------------------    ------------------------    ----------------------
                               FOR THE PERIOD               FOR THE PERIOD             FOR THE PERIOD
                              OCTOBER 15, 1997*            OCTOBER 15, 1997           OCTOBER 15, 1997
                                   THROUGH                     THROUGH                    THROUGH
                              OCTOBER 31, 1997             OCTOBER 31, 1997           OCTOBER 31, 1997
                          -------------------------    ------------------------    ----------------------
                            SHARES        AMOUNT        SHARES        AMOUNT        SHARES       AMOUNT
                          ----------    -----------    ---------    -----------    --------    ----------
Shares sold............    2,050,665    $25,623,294       78,691    $   969,619      11,932    $  148,672
Reinvested dividends...           --             --           --             --          --            --
Shares redeemed........      (80,670)      (990,000)          --             --          --            --
                          ----------    -----------    ---------    -----------    --------    ----------
Net increase...........    1,969,995    $24,633,294       78,691    $   969,619      11,932    $  148,672
                          ----------    -----------    ---------    -----------    --------    ----------
                          ----------    -----------    ---------    -----------    --------    ----------



62
NOTES TO FINANCIAL STATEMENTS -- October 31, 1997 -- (continued)

                                                     LARGE-CAP VALUE PORTFOLIO
                          -------------------------------------------------------------------------------
                                   CLASS A                     CLASS B                    CLASS C
                          -------------------------    ------------------------    ----------------------
                               FOR THE PERIOD               FOR THE PERIOD             FOR THE PERIOD
                              OCTOBER 15, 1997*            OCTOBER 15, 1997           OCTOBER 15, 1997
                                   THROUGH                     THROUGH                    THROUGH

                              OCTOBER 31, 1997             OCTOBER 31, 1997           OCTOBER 31, 1997
                          -------------------------    ------------------------    ----------------------
                            SHARES        AMOUNT        SHARES        AMOUNT        SHARES       AMOUNT
                          ----------    -----------    ---------    -----------    --------    ----------
Shares sold............    2,100,495    $26,218,938      111,740    $ 1,361,527      14,544    $  178,760
Reinvested dividends...           --             --           --             --          --            --
Shares redeemed........     (141,051)    (1,698,383)          --             --          --            --
                          ----------    -----------    ---------    -----------    --------    ----------
Net increase...........    1,959,444    $24,520,555      111,740    $ 1,361,527      14,544    $  178,760
                          ----------    -----------    ---------    -----------    --------    ----------
                          ----------    -----------    ---------    -----------    --------    ----------

                                                          VALUE PORTFOLIO
                          -------------------------------------------------------------------------------
                                   CLASS A                     CLASS B                    CLASS C
                          -------------------------    ------------------------    ----------------------
                               FOR THE PERIOD               FOR THE PERIOD             FOR THE PERIOD
                             NOVEMBER 19, 1996*           NOVEMBER 19, 1996            MARCH 6, 1997
                                   THROUGH                     THROUGH                    THROUGH
                              OCTOBER 31, 1997             OCTOBER 31, 1997           OCTOBER 31, 1997
                          -------------------------    ------------------------    ----------------------
                            SHARES        AMOUNT        SHARES        AMOUNT        SHARES       AMOUNT
                          ----------    -----------    ---------    -----------    --------    ----------
Shares sold............    4,671,463    $65,290,119    5,001,111    $73,400,374     633,085    $9,591,079
Reinvested dividends...           --             --           --             --          --            --
Shares redeemed........   (1,665,401)   (26,013,487)    (155,252)    (2,394,393)    (46,506)     (698,146)
                          ----------    -----------    ---------    -----------    --------    ----------
Net increase...........    3,006,062    $39,276,632    4,845,859    $71,005,981     586,579    $8,892,933
                          ----------    -----------    ---------    -----------    --------    ----------
                          ----------    -----------    ---------    -----------    --------    ----------

                                                     SMALL-CAP VALUE PORTFOLIO
                          -------------------------------------------------------------------------------
                                   CLASS A                     CLASS B                    CLASS C
                          -------------------------    ------------------------    ----------------------
                               FOR THE PERIOD               FOR THE PERIOD             FOR THE PERIOD
                              OCTOBER 15, 1997*            OCTOBER 15, 1997           OCTOBER 15, 1997
                                   THROUGH                     THROUGH                    THROUGH
                              OCTOBER 31, 1997             OCTOBER 31, 1997           OCTOBER 31, 1997
                          -------------------------    ------------------------    ----------------------
                            SHARES        AMOUNT        SHARES        AMOUNT        SHARES       AMOUNT
                          ----------    -----------    ---------    -----------    --------    ----------
Shares sold............    2,177,614    $27,190,002      256,511    $ 3,168,460      43,289    $  536,921
Reinvested dividends...           --             --           --             --          --            --
Shares redeemed........     (419,530)    (5,174,050)         (28)          (345)         --            --
                          ----------    -----------    ---------    -----------    --------    ----------
Net increase...........    1,758,084    $22,015,952      256,483    $ 3,168,115      43,289    $  536,921
                          ----------    -----------    ---------    -----------    --------    ----------
                          ----------    -----------    ---------    -----------    --------    ----------


                                                  INTERNATIONAL EQUITY PORTFOLIO
                          -------------------------------------------------------------------------------
                                   CLASS A                     CLASS B                    CLASS C
                          -------------------------    ------------------------    ----------------------
                               FOR THE PERIOD               FOR THE PERIOD             FOR THE PERIOD
                             NOVEMBER 19, 1996*           NOVEMBER 19, 1996            MARCH 6, 1997
                                   THROUGH                     THROUGH                    THROUGH
                              OCTOBER 31, 1997             OCTOBER 31, 1997           OCTOBER 31, 1997
                          -------------------------    ------------------------    ----------------------
                            SHARES        AMOUNT        SHARES        AMOUNT        SHARES       AMOUNT
                          ----------    -----------    ---------    -----------    --------    ----------
Shares sold............    3,085,642    $39,324,047    2,566,019    $33,369,226     404,951    $5,319,147
Shares issued in
  acquisition of the
  Global Balanced Fund
  (Note 2).............      495,830      6,693,711    1,063,431     14,271,238          --            --
Reinvested dividends...           --             --           --             --          --            --
Shares redeemed........   (1,626,511)   (21,418,365)    (183,548)    (2,395,962)    (44,682)     (586,462)
                          ----------    -----------    ---------    -----------    --------    ----------
Net increase...........    1,954,961    $24,599,393    3,445,902    $45,244,502     360,269    $4,732,685
                          ----------    -----------    ---------    -----------    --------    ----------
                          ----------    -----------    ---------    -----------    --------    ----------

*Date of commencement of operations

                                                                              63
NOTES TO FINANCIAL STATEMENTS -- October 31, 1997 -- (continued)

Note 10. Directors' Retirement Plan

The Directors (and Trustees) of the SunAmerica Family of Mutual Funds have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the 'Retirement Plan') effective January 1, 1993 for the unafilliated Directors. The Retirement Plan provides generally that if a disinterested Director who has at least 10 years of consecutive service as a Disinterested Director of any of the SunAmerica mutual funds (an 'Eligible Director') retires after reaching age 60 but before age 70 or dies while a Director, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Director. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each SunAmerica mutual fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any amounts credited under the preceding clause during prior years, is added to each Eligible Director's account until such Eligible Trustee reaches his or her 70th birthday. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. As of October 31, 1997, Mid-Cap Growth Portfolio, Aggressive Growth Portfolio, Value Portfolio and International Equity Portfolio had accrued $643, $761, $680 and $637, respectively, for the Retirement Plan, which is included in accrued expenses on the Statement of Assets and Liabilities, and as of October 31, 1997 expensed $643, $761, $680 and $637, respectively, for the Retirement Plan, which is included in Directors' fees and expenses on the Statement of Operations.

64
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF STYLE SELECT SERIES, INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Large-Cap Growth Portfolio, Mid-Cap Growth Portfolio, Aggressive Growth Portfolio, Large-Cap Blend Portfolio, Large-Cap Value Portfolio, Value Portfolio, Small-Cap Value Portfolio and International Equity Portfolio (constituting the eight portfolios of Style Select Series, Inc., hereafter referred to as the 'Fund') at October 31, 1997, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
December 4, 1997

                                 APPENDIX

               CORPORATE BOND AND COMMERCIAL PAPER RATINGS

Description of Moody's Investors Service's Corporate Ratings

         Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


                                Appendix-1

         Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.

Description of Moody's Commercial Paper Ratings

         The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

         --  Leading market positions in well established industries
         --  High rates of return on funds employed
         -- Conservative capitalization structures with moderate reliance on debt and ample asset protection
         -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation
         -- Well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to

                                Appendix-2
variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

         If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

         Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Description of Standard & Poor's Corporate Debt Ratings

         A Standards & Poor's corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligers such as guarantors, insurers, or lessees.

         The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings

                                Appendix-3
may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

         The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

         A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

         BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

                  Debt rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

         BB Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

         B Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

                                Appendix-4

         CCC Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

         CC The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

         C The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

         CI The rating CI is reserved for income bonds on which no interest is being paid.

         D Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

         Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

         L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

         * Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

         NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.


                                Appendix-5

         Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit-worthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Description of Standard & Poor's Commercial Paper Ratings.

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

         A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

         A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

         A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

         A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

         B Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

         C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

         D This rating indicates that the issue is either in default or is expected to be in default upon maturity.


                                Appendix-6

         The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                Appendix-7

                                  PART C
                            OTHER INFORMATION

Item 24.  Financial Statements and Exhibits.

(a)      Financial Statements.

               Set forth in the Statement of Additional Information are the audited financial statements of Style Select Series, Inc. with respect to Registrant's fiscal year ended October 31, 1997. The Financial Highlights are set forth in of the Prospectus under the caption "Financial Highlights."

(b)      Exhibit Number

(l)(a) Articles of Incorporation of Registrant, as amended, are incorporated by reference to Exhibit 1(A) of Pre-Effective Amendment No. 1 on form N-1A, filed with the Securities and Exchange Commission on November 14, 1996.

(l)(b)         Articles Supplementary are incorporated by reference to
               Exhibit 1(B) of Pre-Effective Amendment No. 1 on form N-1A, filed with the Securities and Exchange Commission on November 14, 1996.

(l)(c)         Articles of Amendment are incorporated by reference to
               Exhibit 1(C) of Pre-Effective Amendment No. 1 on form N-1A, filed with the Securities and Exchange Commission on November 14, 1996.

(l)(d) Articles of Amendment dated November 13, 1996 are incorporated by reference to Exhibit 1(D) of Pre-Effective Amendment No. 1 on form N-1A, filed with the Securities and Exchange Commission on November 14, 1996.

(2)            By-Laws of Registrant are incorporated by reference to
               Exhibit 2 of Pre-Effective Amendment No. 1 on form N-1A, filed with the Securities and Exchange Commission on November 14, 1996.

(3)            Voting Trust Agreement. Inapplicable.

(4) Instruments Defining Rights of Shareholders are incorporated by reference to Exhibits 1 and 2 above and incorporated by reference to Exhibit 4 of Pre-Effective Amendment No. 1 on form N-1A, filed with the Securities and Exchange Commission on November 14, 1996.

(5)(a) Investment Advisory and Management Agreement between Registrant and SunAmerica Asset Management Corp.

(5)(b)(1) Subadvisory Agreement between SunAmerica and Miller, Anderson & Sherrerd, LLP is incorporated by reference to the same numbered Exhibit of Post-Effective Amendment No. 4 on form N-1A, filed with the Securities and Exchange Commission on August 5, 1997.

(5)(b)(2) Subadvisory Agreement between SunAmerica and Warburg, Pincus Counsellors, Inc. is incorporated by reference to the same numbered Exhibit of Post-Effective Amendment No. 4 on form N1-A, filed with the Securities and Exchange Commission on August 5, 1997.

(5)(b)(3)      Subadvisory Agreement between SunAmerica and
               Neuberger&Berman, L.P. is incorporated by reference to the same numbered Exhibit of Post-Effective Amendment No. 4 on form N-1A, filed with the Securities and Exchange
               Commission on August 5, 1997.

(5)(b)(4) Subadvisory Agreement between SunAmerica and Strong Capital Management, Inc. is incorporated by reference to the same numbered Exhibit of Post-Effective Amendment No. 4 on form N1-A, filed with the Securities and Exchange Commission on August 5, 1997.

(5)(b)(5)      Subadvisory Agreement between SunAmerica and Rowe
               Price-Fleming International, Inc. is incorporated by reference to the same numbered Exhibit of Post-Effective Amendment No. 4 on form N1-A, filed with the Securities and Exchange Commission on August 5, 1997.

(5)(b)(6)      Subadvisory Agreement between SunAmerica and Bankers Trust
               Company.

(5)(b)(7)      Subadvisory Agreement between SunAmerica and Berger
               Associates, Inc.

(5)(b)(8)      Subadvisory Agreement between SunAmerica and David L.
               Babson & Co., Inc.

(5)(b)(9)      Subadvisory Agreement between SunAmerica and Davis
               Selected Advisers, LP.

(5)(b)(10)     Subadvisory Agreement between The Glenmede Trust Company.

(5)(b)(11)     Subadvisory Agreement between SunAmerica and Janus Capital
               Corporation.

(5)(b)(12)     Subadvisory Agreement between SunAmerica and L. Roy Papp.

(5)(b)(13) Subadvisory Agreement between SunAmerica and Lazard Asset Management A Division of Lazard Freres & Co. LLC.

(5)(b)(14)     Subadvisory Agreement between SunAmerica and Montag &
               Caldwell, Inc.

(5)(b)(15) Subadvisory Agreement between SunAmerica and Morgan Stanley Asset Management Inc.

(5)(b)(16) Subadvisory Agreement between SunAmerica and T. Rowe Price Associates, Inc.

(5)(b)(17) Subadvisory Agreement between SunAmerica and Wellington Management Company, LLP.

(6)            Distribution Agreement is incorporated by reference to
               Exhibit 6 of Pre-Effective Amendment No. 1 on form N1-A, filed with the Securities and Exchange Commission on November 14, 1996.

(7) Disinterested Trustees and Directors' Retirement Plan is incorporated by reference to Exhibit 7 of Pre-Effective Amendment No. 1 on form N1-A, filed with the Securities and Exchange Commission on November 14, 1996.

(8)            Custodian Agreement is incorporated by reference to
               Exhibit 8 of Pre-Effective Amendment No. 1 on form N1-A, filed with the Securities and Exchange Commission on November 14, 1996.

(9)(a) Service Agreement between Registrant and SunAmerica Fund Services Inc. is incorporated by reference to Exhibit 9(a) of Pre-Effective Amendment No. 1 on form N1-A, filed with the Securities and Exchange Commission on November 14, 1996.

(9)(b)         Transfer Agency Agreement is incorporated by reference to
               Exhibit 9(b) of Pre-Effective Amendment No. 1 on form N1-A, filed with the Securities and Exchange Commission on November 14, 1996.

(10) Opinion and Consent of Counsel is/are incorporated by reference to Exhibit 10 of Pre-Effective Amendment No. 1 on form N1-A, filed with the Securities and Exchange Commission on November 14, 1996.

(11)           Consent of Independent Accountants.

(12)           Financial Statements Omitted from Item 23. Inapplicable.

(13)           Initial Capitalization Agreement. Inapplicable.

(4)           Model Retirement Plan. Inapplicable.

(15) Rule 12b-1 Plan for Class C Shares is incorporated by reference to Exhibit 15 of Post-Effective Amendment No. 2 on form N-1A, filed with the Securities and Exchange Commission on March 3, 1997.

               Rule 12b-1 Plans for Class A Shares and Class B Shares are incorporated by reference to Exhibit 15 of Pre-Effective Amendment No. 1 on form N1-A, filed with the Securities and Exchange Commission on November 14, 1996.

(16)           Performance Computations. Inapplicable.

(17)(a)        Other Exhibits.

               Powers of Attorney of Trustees and Officers are incorporated by reference to Exhibit 5(a) of Pre-Effective Amendment No. 1 on form N1-A, filed with the Securities and Exchange Commission on November 14, 1996.

(17)(b)        Financial Data Schedules.

(18)           18f-3 Plan.

Item 25.       Persons Controlled by or Under Common Control with Registrant.

         SunAmerica Life Insurance Company; Anchor National Life
         Insurance Company; Saamsun Holdings Corp.; SAM Holdings Corp. and SunAmerica Asset Management Corp.

Item 26.       Number of Holders of Securities.

         As of March 31, 1998, the number of record holders of Style Select Series was as follows:

  Number of
  Portfolio                    Title of Class  Record Holders
  ---------                    --------------- --------------
Aggressive Growth                  Class A       6,568
Portfolio                          Class B       6,983
                                   Class C         692

Mid-Cap Growth                     Class A       2,719
Portfolio                          Class B       4,639
                                   Class C         536

        Value Portfolio            Class A       7,294
                                   Class B       8,520
                                   Class C         954

        International Equity       Class A       3,154
        Portfolio                  Class B       5,391
                                   Class C         530

        Large-Cap Growth           Class A         780
        Portfolio                  Class B       1,171
                                   Class C         226

        Large-Cap Value            Class A         890
        Portfolio                  Class B       1,555
                                   Class C         285

        Large-Cap Blend            Class A         605
        Portfolio                  Class B         874
                                   Class C         114

        Small-Cap Value            Class A       1,416
        Portfolio                  Class B       2,245
                                   Class C         329

Item 27.       Indemnification.

         Article V of the Registrant's By-Laws relating to the indemnification of officers and directors is quoted below.

                                ARTICLE V
                             INDEMNIFICATION

         5.01 Indemnification of Directors and Officers. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than a proceeding by or in the right of the Corporation in which such person shall have been adjudged to be liable to the Corporation), by reason of being or having been a director or officer of the Corporation, or serving or having served at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another entity in which the Corporation has an interest as a shareholder, creditor or otherwise (a "Covered Person"), against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable expenses (including attorney's fees) actually incurred by the Covered Person in connection with any such action, suit or proceeding, except (i) liability in connection with any proceeding in which it is determined that (A) the act or omission of the Covered Person was material to the matter giving rise to the proceeding, and was committed in bad faith or was the result of active and deliberate dishonesty, or (B) the Covered Person actually received an improper personal benefit in money, property or services, or (C) in the case of any criminal proceeding, the Covered Person had reasonable cause to believe that the act or omission was unlawful, and (ii) liability to the Corporation or its security holders to which the Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (any or all of the conduct referred to in clauses (i) and (ii) being hereinafter referred to as "Disabling Conduct").

         5.02 Procedure for Indemnification. Any indemnification under
Section 5.01 shall (unless ordered by a court) be made by the Corporation only as authorized for a specific proceeding by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of the proceeding against the Covered Person for insufficiency of evidence of any Disabling Conduct, or
(iii) a reasonable determination, based upon a review of the facts, by a majority of a quorum of the directors who are neither "interested persons" of the Corporation as defined in the Investment Company Act of 1940 nor parties to the proceeding ("Disinterested Non-Party Directors"), or an independent legal counsel in a written opinion, that the Covered Person was not liable by reason of Disabling Conduct. The termination of any proceeding by judgment, order or settlement shall not create a presumption that the Covered Person did not meet the required standard of conduct; the termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, shall create a rebuttable presumption that the Covered Person did not meet the required standard of conduct. Any determination pursuant to this Section 5.02 shall not prevent recovery from any Covered Person of any amount paid to him in accordance with this By-Law as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to be liable by reason of Disabling Conduct.

         5.03 Advance Payment of Expenses. Reasonable expenses (including attorneys' fees) incurred by a Covered Person may be paid or reimbursed by the Corporation in advance of the final disposition of an action, suit or proceeding upon receipt by the Corporation of (i) a written affirmation by the Covered Person of his good faith belief that the standard of conduct necessary for indemnification under this By-Law has been met and (ii) a written undertaking by or on behalf of the Covered Person to repay the amount if it is ultimately determined that such standard of conduct has not been met, so long as either (A) the Covered Person has provided a security for his undertaking, (B) the Corporation is insured against losses arising by reason of any lawful advances, or
(C) a majority of a quorum of the Disinterested Non-Party Directors, or an independent legal counsel in a written opinion, has determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

         5.04 Exclusivity, Etc. The indemnification and advance of expenses provided by this By-Law shall not be deemed exclusive of any other rights to which a Covered Person seeking indemnification or advance or expenses may be entitled under any law (common or statutory), or any agreement, vote of stockholders or disinterested directors, or other provision that is consistent with law, both as to action in an official capacity and as to action in another capacity while holding office or while employed by or acting as agent for the Corporation, shall continue in respect of all events occurring while the Covered Person was a director or officer after such Covered Person has ceased to be a director or officer, and shall inure to the benefit of the estate, heirs, executors and administrators of such Covered Person.
The Corporation shall not be liable for any payment under this By-Law in connection with a claim made by a director or officer to the extent such director or officer has otherwise actually received payment, under an insurance policy, agreement, vote or otherwise, of the amounts otherwise indemnifiable hereunder. All rights to indemnification and advance of expenses under the Charter and hereunder shall be deemed to be a contract between the Corporation and each director or officer of the Corporation who serves or served in such capacity at any time while this By-Law is in effect. Nothing herein shall prevent the amendment of this ByLaw, provided that no such amendment shall diminish the rights of any Covered Person hereunder with respect to events occurring or claims made before its adoption or as to claims made after its adoption in respect of events occurring before its adoption. Any repeal or modification of this ByLaw shall not in any way diminish any rights to indemnification or advance of expenses of a Covered Person or the obligations of the Corporation arising hereunder with respect to events occurring, or claims made, while this By-Law or any provision hereof is in force.

         5.05 Insurance. The Corporation may purchase and maintain insurance on behalf of any Covered Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such; provided, however, that the Corporation shall not purchase insurance to indemnify any Covered Person against liability for Disabling Conduct.

         5.06 Severability: Definitions. The invalidity or unenforceability of any provision of this Article V shall not affect the validity or enforceability of any other provision hereof. The phrase "this By-Law" in this Article V means this Article V in its entirety.

              Section 8 of the Article of Incorporation provides as follows:

              (5) The Corporation shall indemnify (i) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the By-Laws of the Corporation and as permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such By-Laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. The right of indemnification provided hereunder shall not be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                  (6) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that this provision shall not be construed to protect any director or officer against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. No amendment, modification or repeal of this provision shall adversely affect any right or protection provided hereunder that exists at the time of such amendment, modification or repeal.

Item 28.  Business and other Connections of Investment Adviser.

         SunAmerica Asset Management Corp. ("SunAmerica"), the Investment Adviser of the Registrant, is primarily in the business of providing investment management, advisory and administrative services. Reference is made to the most recent Form ADV and schedules thereto of SunAmerica on file with the Commission (File No. 801-19813) for a description of the names and employment of the directors and officers of SunAmerica and other required information.

         Bankers Trust Company; Berger Associates, Inc.; David L. Babson & Co., Inc.; Davis Selected Advisers, L.P.; The Glenmede Trust Company; Janus Capital Corporation; L. Roy Papp & Associates; Lazard Asset Management; Miller Anderson & Sherrerd, LLP; Montag & Caldwell, Inc.; Morgan Stanley Asset Management, Inc.; Neuberger&Berman, L.P.; Perkins, Wolf, McDonnell & Company; Rowe-Price Fleming International, Inc.; Schafer Capital Management, Inc.; Strong Capital Management, Inc.; T. Rowe Price Associates, Inc.; Warburg, Pincus Counsellors, Inc.; and Wellington Management, LLP; the Advisers of certain of the Portfolios of the Registrant, are primarily engaged in the business of rendering investment advisory services. Reference is made to the recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the following Advisers, and other required information:

                                                                       File No.
                                                                       --------
         Berger Associates, Inc.                                       801-9451
         David L. Babson & Co., Inc.                                   801-241
         Davis Selected Advisers, L.P.                                 801-31648
         Janus Capital Corporation                                     801-13991
         L. Roy Papp & Associates                                      801-35594
         Lazard Asset Management                                       801-6568
         Miller Anderson & Sherrerd, LLP                               801-10437
         Montag & Caldwell, Inc.                                       801-15398
         Morgan Stanley Asset Management, Inc.                         801-15757

         Neuberger&Berman, L.P.                                        801-3908
         Perkins, Wolf, McDonnell & Company                            801-19974
         Rowe-Price Fleming International                              801-14713
         Strong Capital Management                                     801-10724
         Schafer Capital Management                                    801-25825
         T. Rowe Price Associates, Inc.                                801-856
         Warburg, Pincus Counsellors, Inc.                             801-07321
         Wellington Management, LLP                                    801-15908

Item 29.   Principal Underwriters.

         (a) The principal underwriter of the Registrant also acts as principal underwriter for:

                  SunAmerica Income Funds
                  SunAmerica Money Market Funds, Inc.
                  SunAmerica Equity Funds

         (b) The following persons are the officers and directors of SunAmerica Capital Services, Inc., the principal underwriter of Registrant's Shares:

Name and Principal                          Position                            Position with the
Business Address                            With Underwriter                    Registrant
----------------                            ----------------                    ----------

Peter A. Harbeck                            Director                            President &
The SunAmerica Center                                                           Director
733 Third Avenue
New York, NY 10017-3204

J. Steven Neamtz                            President and                       None
The SunAmerica Center                       Director
733 Third Avenue
New York, NY 10017-3204

Robert M. Zakem                             Executive Vice                      Secretary and Chief
The SunAmerica Center                       President                           Compliance Officer
733 Third Avenue                            and Director
New York, NY 10017-3204

Susan L. Harris                             Secretary                           None
SunAmerica Inc.
1 SunAmerica Center
Los Angeles, CA 90067-6022


Debbie E. Potash-Turner                     Treasurer                           None
The SunAmerica Center
733 Third Avenue
New York, NY 10017-3204

(c) Inapplicable.

Item 30.   Location of Accounts and Records.

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, and its affiliate, National
         Financial Data Services, collectively act as custodian, transfer agent and dividend paying agent. They maintain books, records and accounts pursuant to the instructions of the Fund.

         SunAmerica Asset Management Corp., ("SunAmerica") is located at The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204. SunAmerica has contracted with Callan Associates, Inc. ("Callan") to compile historical performance data relating to the Advisers, both individually and on a composite basis. Registrant's records relating thereto are maintained by Callan. Callan is located at 71 Stevenson Street, Suite 1300, San Francisco, CA 94105.

         Janus Capital Corporation is located at 100 Fillmore Street, Denver, Colorado 80206-4923.

         L. Roy Papp & Associates is located at 4400 North 32nd Street, Suite 280, Phoenix, Arizona 85018.

         Montag & Caldwell, Inc. is located at 3343 Peachtree Road, NE, Suite 1100, Atlanta, Georgia 30326-1022.

         Miller Anderson & Sherrerd, LLP is located at One Tower Bridge, West Conshohocken, Pennsylvania 19428.

         T. Rowe Price Associates, Inc. is located at 100 East Pratt Street, Baltimore, Maryland 21202.

         Warburg, Pincus Counsellors, Inc. is located at 466 Lexington Avenue, New York, New York, 10017-3147

         Lazard Asset Management is located at 30 Rockefeller Plaza, New York, New York 10020.

         David L. Babson & Co. Inc. is located at one Memorial Drive, Cambridge, Massachusetts 02142-1300.

         Davis Selected Advisers, L.P. is located at 124 East March Street, Santa Fe, New Mexico, 87501.

         Wellington Management Company, LLP is located at 75 State Street, Boston, Massachusetts 02109.

         Neuberger&Berman, L.P. is located at 605 Third Avenue, New York, New York 10158-0180.

         Strong Capital Management, Inc. has a principal mailing address at P.O. Box 2936, Milwaukee, Wisconsin 53201.

         Schafer Capital Management is located at 645 Fifth Avenue, New York, New York 10022.

         Berger Associates Investment Management Services is located at 210 University Boulevard, Suite 900, Denver, Colorado 80206.

         Perkins, Wolf, McDonnell & Company is located at 53 West Jackson Boulevard, Suite 818, Chicago, Illinois 60604.

         The Glenmede Trust Co. is located at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania
         19103-7391.

         Rowe Price-Fleming International, Inc. is located at 100 East Pratt Street, Baltimore, Maryland 21202.

         Morgan Stanley Asset Management, Inc. is located at 1221 Avenue of the Americas, New York, NY 10020.

Each of the Advisers maintains the books, accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder.

Item 31.          Management Services.

None.

Item 32.          Undertakings.

         Registrant hereby undertakes to furnish each investor to whom a Prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 15th day of June, 1998.

                                             STYLE SELECT SERIES, INC.

                                             By:      /s/Peter A. Harbeck
                                                --------------------------------
                                                      Peter A. Harbeck
                                                      President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 11 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



/s/Peter A. Harbeck                         President and Director                      June 15, 1998
---------------------------------           (Principal Executive Officer)
Peter A. Harbeck

        *                                   Treasurer                                   June 15, 1998
------------------------------------------- (Principal Accounting and
Peter C. Sutton                             Financial Officer)


        *                                   Trustee                                     June 15, 1998
-------------------------------------------
S. James Coppersmith

        *                                   Trustee                                     June 15, 1998
-------------------------------------------
Samuel M. Eisenstat

        *                                   Trustee                                     June 15, 1998
-------------------------------------------
Stephen J. Gutman

        *                                   Trustee                                     June 15, 1998
------------------------------------
Peter McMillan III

        *                                   Trustee                                     June 15, 1998
-------------------------------------------
Sebastiano Sterpa




* By:   /s/ Robert M. Zakem
     ----------------------------------------------
         Robert M. Zakem, Attorney-in-Fact

                                             STYLE SELECT SERIES, INC.

                                                   EXHIBIT INDEX

Exhibit No.                Name

(5)(a)                     Investment Advisory and Management Agreement between Registrant and
                           SunAmerica Asset Management Corp.

(5)(b)(6)                  Subadvisory Agreement between SunAmerica and Bankers Trust Company.

(5)(b)(7)                  Subadvisory Agreement between SunAmerica and Berger Associates, Inc.

(5)(b)(8)                  Subadvisory Agreement between SunAmerica and David L. Babson & Co.,
                           Inc.

(5)(b)(9)                  Subadvisory Agreement between SunAmerica and Davis Selected Advisers,
                           LP.

(5)(b)(10)                 Subadvisory Agreement between The Glenmede Trust Company.

(5)(b)(11)                 Subadvisory Agreement between SunAmerica and Janus Capital Corporation.

(5)(b)(12)                 Subadvisory Agreement between SunAmerica and L. Roy Papp.

(5)(b)(13)                 Subadvisory Agreement between SunAmerica and Lazard Asset Management
                           A Division of Lazard Freres & Co. LLC.

(5)(b)(14)                 Subadvisory Agreement between SunAmerica and Montag & Caldwell, Inc.

(5)(b)(15)                 Subadvisory Agreement between SunAmerica and Morgan Stanley Asset
                           Management Inc.

(5)(b)(16)                 Subadvisory Agreement between SunAmerica and T. Rowe Price Associates,
                           Inc.

(5)(b)(17)                 Subadvisory Agreement between SunAmerica and Wellington Management
                           Company, LLP.

11                         Consent of Accountants

18                         Plan Pursuant to Rule 18f-3

27                         Financial Data Schedules
